UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

December 31, 2016

Annual Report

Victory INCORE Investment Quality Bond Fund

Victory INCORE Low Duration Bond Fund

Victory High Yield Fund

Victory Tax-Exempt Fund

Victory High Income Municipal Bond Fund

Victory Floating Rate Fund

Victory Strategic Income Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	5
Fund Review and Commentary (Unaudited)	7
Financial Statements
The Victory RS Fixed Income Funds
Victory INCORE Investment Quality Bond Fund
Schedule of Portfolio Investments	28
Statements of Assets and Liabilities	68
Statements of Operations	71
Statements of Changes in Net Assets	74-76
Financial Highlights	82-85
Victory INCORE Low Duration Bond Fund
Schedule of Portfolio Investments	35
Statements of Assets and Liabilities	68
Statements of Operations	71
Statements of Changes in Net Assets	74-76
Financial Highlights	86-89
Victory High Yield Fund
Schedule of Portfolio Investments	43
Statements of Assets and Liabilities	68
Statements of Operations	71
Statements of Changes in Net Assets	74-76
Financial Highlights	90-93
Victory Tax-Exempt Fund
Schedule of Portfolio Investments	47
Statements of Assets and Liabilities	69
Statements of Operations	72
Statements of Changes in Net Assets	77-79
Financial Highlights	94-96
Victory High Income Municipal Bond Fund
Schedule of Portfolio Investments	52
Statements of Assets and Liabilities	69
Statements of Operations	72
Statements of Changes in Net Assets	77-79
Financial Highlights	97-99
Victory Floating Rate Fund
Schedule of Portfolio Investments	57
Statements of Assets and Liabilities	69
Statements of Operations	72
Statements of Changes in Net Assets	77-79
Financial Highlights	100-103
Victory Strategic Income Fund
Schedule of Portfolio Investments	62
Statements of Assets and Liabilities	70
Statements of Operations	73
Statements of Changes in Net Assets	80-81
Financial Highlights	104-107

Notes to Financial Statements	108
Report of Independent Registered Public Accounting Firm	125
Supplemental Information	126
Trustee and Officer Information	126
Proxy Voting and Form N-Q Information	129
Expense Examples	129
Additional Federal Income Tax Information	132
Advisory Contract Renewal	133

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

This page is intentionally left blank.

The Victory Fixed Income Funds (Unaudited)

INCORE Investment Quality Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

2016 Economic Review

One year ago a somber tone permeated the economy as investors fretted over the threat of recession, a hard landing in China and deflationary pressures. Worry has now turned to ebullience and optimism as 2016 brought progressively better economic data that thrust investors into risk-on mode. Election results pushed business confidence higher with the promise of fiscal stimulus and a pro-business administration. The stock market reached new highs, pulling consumer confidence with it, and a global upswing spurred by expectations of U.S.-led fiscal policy stimulus appears to be underway. With stronger economic data highlighted by solid employment activity plus the potential for large fiscal changes, the resulting economic impact may prolong the current expansion and allow the United States Federal Reserve (the "Fed") to continue on its path to normalization. Complex changes take time to implement and ripple through the economy, so our enthusiasm for near-term improved growth is tempered by execution risk.

A healthier economy emerged in the second half of the year. Real GDP growth for 2016 fell slightly below 2%, but the growth trajectory improved significantly as the year progressed, with the final quarter forecast at about 2.5%. More balance emerged in the third quarter, with all components of GDP contributing positively to the 3.5% rate. Solid economic data provided the fuel for the Fed to hike 0.25% in December, and median economists' projections for 2017 and 2018 now stand slightly above 2% — in line with Fed forecasts.

Nearing full employment, the labor market added jobs at a strong pace, with initial unemployment claims (4-week average) reaching some of the lowest readings since the early 1970s. Faster wage gains are finally emerging, with average hourly earnings rising 2.9% over last year. While this rate is still below pre-crisis levels, improving income expectations are necessary to propel personal consumption above trend. While it is our expectation that consumption will lead the way in the coming year, business investment may surprise to the upside. Both tax policy reform and deregulation figure prominently into the new administration's initial plans, which may convince corporate America to increase capital investment. Additionally, corporate profit growth has reversed course from its 2015 downward spiral, improving business confidence.

The Trump administration and Republican-controlled House and Senate are likely to focus on significant fiscal stimulus in the form of tax cuts (businesses and households) and increased spending on infrastructure and military. We expect the transition in fiscal policy to commence soon, but the direct impact of fiscal policy changes, if conservatives are willing to accommodate deficit spending, likely won't be felt until 2018 and beyond. Other policy changes with respect to immigration, Health Care (ACA repeal), and trade are unknown in both magnitude and scope. Headwinds and risks remain: a strong dollar, spurred on by expectations of more government spending and a steeper interest rate path, threatens U.S. manufacturers, commodity producers and exporters. Higher oil prices and interest rates could slow down credit-sensitive consumers. And geopolitical risks will figure prominently

The Victory Fixed Income Funds (Unaudited)

INCORE Investment Quality Bond Fund (continued)

into the next year as significant elections take place in Germany and France, and the U.K. begins exit negotiations with the EU.

2016 Market Summary

Fueled by better economic data and increased inflation expectations, interest rates moved up substantially off of mid-years lows. The fourth quarter capped a significant rebound, which saw the 10-year Treasury yield bottom on July 8 at 1.35% and close the year at 2.45% after ending 2015 at 2.27%. Since the end of September, the 30-year Treasury yield climbed 75 basis points to yield 3.07% while the middle part of the curve steepened, with the 2s-10s spread rising from 83 basis points to 126 basis points. Overall, the Barclays U.S. Aggregate high-grade market closed the year up 2.65% relative to the S&P 500®, which returned 11.96% for 2016. High-yield corporates were the best performers for the year with a total return of 17.13%, while investment-grade corporates earned a 6.11% return. The 10 year Treasury fell -0.16% while the 30 year Treasury returned 0.88%. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive for most sectors except for mortgage-backed securities. High yield led excess returns at 15.73% while high-grade corporates earned a 4.93% return. Within the high-grade space, BBB credits performed the best with an excess return of 6.65%, while Industrials performed ahead of Financials and Utilities with a 6.03% return.

Performance

The Victory INCORE Investment Quality Bond Fund returned 4.01% (Class A Shares at net asset value), outperforming the Barclays U.S. Aggregate Bond Index, its benchmark, which returned 2.65% in the year ended December 31, 2016.

Product Attribution

The sector allocation decision to substantially overweight credit and underweight the Treasury sector was a dominant driver of relative performance. In the first half of the year, both sector allocation and security selection contributed positively to the return and equally in magnitude. Selection was predominately driven by corporates and agencies, modestly offset by ABS selection. Duration and curve positioning detracted from the return. Mid-year changes included repositioning of select credits. In the second half of the year, sector allocation within Industrials and Financials drove outperformance, but security selection also contributed positively, but to a lesser degree than in the first half of the year. Poor selection within corporates offset some, but not all of the positive selection within the Mortgage-Backed Securities sector. Curve and duration positioning in the second half of the year detracted slightly from performance.

Outlook

As we were for all of 2016, we remained overweight credit heading into 2017. We are mindful of the continued aging of the credit cycle and the Fed's intention to slowly tighten. We expect demand from foreign buyers seeking U.S. yield to support our overweight as negative; zero interest rates outside the U.S. are still pervasive. We also expect interest rate positioning to remain neutral given that the U.S. 10-year Treasury rate has moved 100 basis points higher since June. Also, the last several years we saw a consistent pattern where strong growth in the last one or two quarters of a year was followed by significantly weaker quarters in the new year. We intend to wait for confirmation by economic data that this pattern has changed before we consider any significant changes to positioning.

The Victory Fixed Income Funds (Unaudited)

INCORE Investment Quality Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Barclays U.S. Aggregate Bond Index
One Year	4.01%	1.88%	3.11%	2.12%	3.71%	4.26%	2.65%
Three Year	2.94%	2.27%	2.04%	2.04%	2.57%	3.11%	3.03%
Five Year	2.58%	2.17%	1.73%	1.73%	2.18%	2.76%	2.23%
Ten Year	4.28%	4.06%	3.47%	3.47%	3.87%	N/A	4.34%
Since Inception	4.98%	4.90%	4.07%	4.07%	4.21%	4.70%	N/A
Expense Ratios
Gross	1.04%		1.83%		1.47%	0.83%
With Applicable Waivers	0.90%		1.77%		1.30%	0.66%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

INCORE Investment Quality Bond Fund — Growth of $10,000

1The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

INCORE Low Duration Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

2016 Economic Review

One year ago a somber tone permeated the economy as investors fretted over the threat of recession, a hard landing in China and deflationary pressures. Worry has now turned to ebullience and optimism as 2016 brought progressively better economic data that thrust investors into risk-on mode. Election results pushed business confidence higher with the promise of fiscal stimulus and a pro-business administration. The stock market reached new highs, pulling consumer confidence with it, and a global upswing spurred by expectations of U.S.-led fiscal policy stimulus appears to be underway. With stronger economic data highlighted by solid employment activity plus the potential for large fiscal changes, the resulting economic impact may prolong the current expansion and allow the United States Federal Reserve (the "Fed") to continue on its path to normalization. Complex changes take time to implement and ripple through the economy, so our enthusiasm for near-term improved growth is tempered by execution risk.

A healthier economy emerged in the second half of the year. Real GDP growth for 2016 fell slightly below 2%, but the growth trajectory improved significantly as the year progressed, with the final quarter forecast at about 2.5%. More balance emerged in the third quarter, with all components of GDP contributing positively to the 3.5% rate. Solid economic data provided the fuel for the Fed to hike 0.25% in December, and median economists' projections for 2017 and 2018 now stand slightly above 2% — in line with Fed forecasts.

Nearing full employment, the labor market added jobs at a strong pace, with initial unemployment claims (4-week average) reaching some of the lowest readings since the early 1970s. Faster wage gains are finally emerging, with average hourly earnings rising 2.9% over last year. While this rate is still below pre-crisis levels, improving income expectations are necessary to propel personal consumption above trend. While it is our expectation that consumption will lead the way in the coming year, business investment may surprise to the upside. Both tax policy reform and deregulation figure prominently into the new administration's initial plans, which may convince corporate America to increase capital investment. Additionally, corporate profit growth has reversed course from its 2015 downward spiral, improving business confidence.

The Trump administration and Republican-controlled House and Senate are likely to focus on significant fiscal stimulus in the form of tax cuts (businesses and households) and increased spending on infrastructure and military. We expect the transition in fiscal policy to commence soon, but the direct impact of fiscal policy changes, if conservatives are willing to accommodate deficit spending, likely won't be felt until 2018 and beyond. Other policy changes with respect to immigration, Health Care (ACA repeal), and trade are unknown in both magnitude and scope. Headwinds and risks remain: a strong dollar, spurred on by expectations of more government spending and a steeper interest rate path, threatens U.S. manufacturers, commodity producers and exporters. Higher oil prices and interest rates

The Victory Fixed Income Funds (Unaudited)

INCORE Low Duration Bond Fund (continued)

could slow down credit-sensitive consumers. And geopolitical risks will figure prominently into the next year as significant elections take place in Germany and France, and the U.K. begins exit negotiations with the EU.

2016 Market Summary

Fueled by better economic data and increased inflation expectations, interest rates moved up substantially off of mid-years lows. The fourth quarter capped a significant rebound, which saw the 10-year Treasury yield bottom on July 8 at 1.35% and close the year at 2.45% after ending 2015 at 2.27%. Since the end of September, the 30-year Treasury yield climbed 75 basis points to yield 3.07% while the middle part of the curve steepened, with the 2s-10s spread rising from 83 basis points to 126 basis points. Overall, the Barclays U.S. Aggregate high-grade market closed the year up 2.65% relative to the S&P 500®, which returned 11.96% for 2016. High-yield corporates were the best performers for the year with a total return of 17.13%, while investment-grade corporates earned a 6.11% return. The 10 year Treasury fell -0.16% while the 30 year Treasury returned 0.88%. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive for most sectors except for mortgage-backed securities. High yield led excess returns at 15.73% while high-grade corporates earned a 4.93% return. Within the high-grade space, BBB credits performed the best with an excess return of 6.65%, while Industrials performed ahead of Financials and Utilities with a 6.03% return

Performance

The Victory INCORE Low Duration Bond Fund returned 1.80% (Class A Shares at net asset value), outperforming the Fund's benchmark, the Barclays U.S. Aggregate Government (1-3 Year) Index, which returned 0.87% for the year ended December 31, 2016.

Product Attribution

The substantial overweight to credit sectors and underweight to government securities drove relative outperformance for the year. In the first half of the year, the large allocation to corporate bonds contributed the majority of the return, but smaller contributions from the CMBS and RMBS sectors also helped performance. Duration and curve positioning detracted modestly from the first half return. Mid-year positioning changes included increasing the corporate bond allocation and decreasing both the CMBS and Agency sector allocations. In the second half of the year, the corporate bond allocation again drove positive performance, led by the Financial and Industrial sectors. Second half sector returns were mostly positive, except for the Agency sector, but this was an underweight position. In addition to the Agency sector, Treasuries also performed poorly as yields backed up, but this sector was also substantially underweight relative to the index. Duration and curve positioning were modestly positive.

Outlook

As we were for all of 2016, we remained overweight credit heading into 2017. We are mindful of the continued aging of the credit cycle and the Fed's intention to slowly tighten. We expect demand from foreign buyers seeking U.S. yield to support our overweight as negative; zero interest rates outside the U.S. are still pervasive. We also expect interest rate positioning to remain neutral given that the U.S. 10-year rate has moved 100 basis points higher since June. Also, the last several years we saw a consistent pattern where strong growth in the last one or two quarters of a year was followed by significantly weaker quarters in the new year. We intend to wait for confirmation by economic data that this pattern has changed, before we consider any significant changes to positioning.

The Victory Fixed Income Funds (Unaudited)

INCORE Low Duration Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	7/30/03		7/30/03		7/30/03	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Barclays U.S. Government 1-3 Year Bond Index
One Year	1.80%	–0.21%	0.94%	–0.06%	1.33%	2.04%	0.87%
Three Year	1.02%	0.33%	0.24%	0.24%	0.59%	1.27%	0.69%
Five Year	1.20%	0.79%	0.43%	0.43%	0.78%	1.44%	0.59%
Ten Year	2.62%	2.42%	1.85%	1.85%	2.20%	N/A	2.18%
Since Inception	2.54%	2.39%	1.76%	1.76%	2.12%	2.27%	N/A
Expense Ratios
Gross	0.83%		1.60%		1.19%	0.60%
With Applicable Waivers	0.83%		1.60%		1.19%	0.60%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

INCORE Low Duration Bond Fund — Growth of $10,000

1The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

High Yield Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

Donald Trump's unexpected victory in the U.S. presidential election invigorated the equity market in the fourth quarter of 2016, while bond returns were generally negative as interest rates rose and investors flocked to riskier assets.

The fourth-quarter equity rally capped a generally positive year for both equities and fixed income. The key market catalysts for 2016 can be broadly summarized in three words: Oil, Brexit, Trump.

In the first half of the year, fixed income benefited as oil reached a low of $27.10 a barrel and British voters stunned the world by voting to leave the European Union. In the more equity-friendly second half of the year, U.S. economic growth accelerated, oil prices rose, and Republicans dominated the presidential and congressional elections.

The S&P 500® Index returned 11.96% in 2016. In fixed income, high yield and leveraged loans were the standouts in the fiscal year, while longer-term Treasurys lagged. The 10-year Treasury returned -0.16% for the year, while the Barclays U.S. Aggregate Bond Index returned 2.65%.

U.S. Economic Outlook

We anticipate modest U.S. gross domestic product ("GDP") growth for 2017 with low inflation and unemployment staying near the recent low. Republican leaders have promised a combination of tax cuts, deregulation, and infrastructure spending. It is too early to gauge the likely impact of "Trumpflation" on the economy, but many economists expect at least some uptick in growth around mid-year.

Global Outlook

China's economy appears to be improving, and the outlook for the rest of the world, although weak, appears stable by recent standards. We are carefully monitoring global events for any negative impacts on our investments.

Rates and Central Banks

Key central banks around the world remain accommodative. However, as expected, the United States Federal Reserve (the "Fed") raised the federal funds rate in December of 2016. Additional increases are possible in 2017, but the Fed continues to stress that rates are very low by historical standards, and it expects future increases to be gradual.

Market Outlook

We expect the next several quarters to bring continued U.S economic growth and some increases in rates, market volatility, and credit risk, all of which may present attractive opportunities for fixed income investors.

The Victory Fixed Income Funds (Unaudited)

High Yield Fund (continued)

Overall market and economic conditions appear broadly favorable for corporate debt markets; however, we will keep a watchful eye on valuations, particularly this late in the economic cycle. That said, we still believe there will be opportunities in both investment grade and high yield debt, including leveraged loans. The outlook for municipals appears less favorable as rising rates, the prospect of tax cuts, and heavy supply erode their appeal.

In our view, this is an environment where careful research and active portfolio management are particularly important. We have been focusing on investments that our research identifies as high in quality and liquid, while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory High Yield Fund returned 15.40% (Class A Shares at net asset value), in the 12-month period ended December 31, 2016, underperforming its benchmark, the Barclays U.S. Corporate High Yield Bond Index (the "Index"), which returned 17.13%

Security selection contributed to the Fund's performance relative to the Index, but that positive impact was outweighed by negative effect of sector allocation.

The Fund's underperformance relative to the Index was largely the result of underweights in metals & mining and some energy subsectors that rallied during the year. An overweight in retailers also detracted from relative performance.

The Fund's underweight in banking and finance companies contributed to relative performance, as did security selection in several sectors, including Health Care, pharmaceuticals, gaming, and energy.

The Victory Fixed Income Funds (Unaudited)

High Yield Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	9/1/98		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Barclays U.S. Corporate High-Yield Index
One Year	15.40%	13.08%	14.58%	13.58%	14.78%	15.72%	17.13%
Three Year	2.94%	2.24%	2.22%	2.22%	2.53%	3.23%	4.66%
Five Year	5.97%	5.53%	5.21%	5.21%	5.55%	6.21%	7.36%
Ten Year	5.93%	5.72%	5.16%	5.16%	5.51%	N/A	7.45%
Since Inception	5.75%	5.64%	5.13%	5.13%	6.00%	9.10%	N/A
Expense Ratios
Gross	1.13%		1.87%		1.38%	0.92%
With Applicable Waivers	1.00%		1.70%		1.35%	0.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

High Yield Fund — Growth of $10,000

1The Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Tax-Exempt Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

Donald Trump's unexpected victory in the U.S. presidential election invigorated the equity market in the fourth quarter of 2016, while bond returns were generally negative as interest rates rose and investors flocked to riskier assets.

The fourth-quarter equity rally capped a generally positive year for both equities and fixed income. The key market catalysts for 2016 can be broadly summarized in three words: Oil, Brexit, Trump.

In the first half of the year, fixed income benefited as oil reached a low of $27.10 a barrel and British voters stunned the world by voting to leave the European Union. In the more equity-friendly second half of the year, U.S. economic growth accelerated, oil prices rose, and Republicans dominated the presidential and congressional elections.

The S&P 500® Index returned 11.96% in 2016. In fixed income, high yield and leveraged loans were the standouts in the fiscal year, while longer-term Treasurys lagged. The 10-year Treasury returned -0.16% for the year, while the Barclays U.S. Aggregate Bond Index returned 2.65%.

U.S. Economic Outlook

We anticipate modest U.S. gross domestic product ("GDP") growth for 2017 with low inflation and unemployment staying near the recent low. Republican leaders have promised a combination of tax cuts, deregulation, and infrastructure spending. It is too early to gauge the likely impact of "Trumpflation" on the economy, but many economists expect at least some uptick in growth around mid-year.

Global Outlook

China's economy appears to be improving, and the outlook for the rest of the world, although weak, appears stable by recent standards. We are carefully monitoring global events for any negative impacts on our investments.

Rates and Central Banks

Key central banks around the world remain accommodative. However, as expected, the United States Federal Reserve (the "Fed") raised the federal funds rate in December of 2016. Additional increases appear likely in 2017, but the Fed continues to stress that rates are very low by historical standards, and it expects future increases to be gradual.

Market Outlook

We expect the next several quarters to bring continued U.S economic growth and some increases in rates, market volatility, and credit risk, all of which may present attractive opportunities for fixed income investors.

The Victory Fixed Income Funds (Unaudited)

Tax-Exempt Fund (continued)

Overall market and economic conditions appear broadly favorable for corporate debt markets; however, we will keep a watchful eye on valuations, particularly this late in the economic cycle. That said, we still believe there will be opportunities in both investment grade and high yield debt, including leveraged loans. The outlook for municipals appears less favorable as rising rates, the prospect of tax cuts, and heavy supply erode their appeal.

In our view, this is an environment where careful research and active portfolio management are particularly important. We have have been focusing on investments that our research identifies as high in quality and liquid, while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory Tax-Exempt Fund returned -1.40% (Class A Shares at net asset value), in the 12-month period ended December 31, 2016, underperforming its benchmark, the Barclays Municipal Bond Index (the "Index"), which returned 0.25%.

Security selection, yield curve positioning and sector allocation all had a negative impact on performance relative to the Index. Certain tobacco bonds, classified as industrials, that declined sharply when they were not refunded, were the primary cause of the Fund's underperformance. They detracted from relative performance on a security selection and sector allocation basis, and they also extended the Fund's duration, making it more sensitive to the negative impact of rising interest rates. We sold those holdings before year-end.

Security selection in leasing, education and Health Care also detracted from performance relative to the Index, while security selection in local general obligation bonds and water and sewer bonds had a positive impact on relative performance.

The Victory Fixed Income Funds (Unaudited)

Tax-Exempt Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class Y
INCEPTION DATE	2/16/93		8/7/00		5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Barclays Municipal Bond Index
One Year	–1.40%	–3.33%	–2.19%	–3.11%	–1.20%	0.25%
Three Year	3.17%	2.48%	2.35%	2.35%	3.32%	4.14%
Five Year	2.33%	1.92%	1.52%	1.52%	2.47%	3.28%
Ten Year	3.60%	3.39%	2.80%	2.80%	N/A	4.25%
Since Inception	4.52%	4.44%	3.76%	3.76%	3.88%	N/A
Expense Ratios
Gross	0.91%		1.68%		0.69%
With Applicable Waivers	0.80%		1.60%		0.69%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Tax-Exempt Fund — Growth of $10,000

1The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

High Income Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

Donald Trump's unexpected victory in the U.S. presidential election invigorated the equity market in the fourth quarter of 2016, while bond returns were generally negative as interest rates rose and investors flocked to riskier assets.

The fourth-quarter equity rally capped a generally positive year for both equities and fixed income. The key market catalysts for 2016 can be broadly summarized in three words: Oil, Brexit, Trump.

In the first half of the year, fixed income benefited as oil reached a low of $27.10 a barrel and British voters stunned the world by voting to leave the European Union. In the more equity-friendly second half of the year, U.S. economic growth accelerated, oil prices rose, and Republicans dominated the presidential and congressional elections.

The S&P 500® Index returned 11.96% in 2016. In fixed income, high yield and leveraged loans were the standouts in the fiscal year, while longer-term Treasurys lagged. The 10-year Treasury returned -0.16% for the year, while the Barclays U.S. Aggregate Bond Index returned 2.65%.

U.S. Economic Outlook

We anticipate modest U.S. gross domestic product ("GDP") growth for 2017 with low inflation and unemployment staying near the recent low. Republican leaders have promised a combination of tax cuts, deregulation, and infrastructure spending. It is too early to gauge the likely impact of "Trumpflation" on the economy, but many economists expect at least some uptick in growth around mid-year.

Global Outlook

China's economy appears to be improving, and the outlook for the rest of the world, although weak, appears stable by recent standards. We are carefully monitoring global events for any negative impacts on the Fund's investments.

Rates and Central Banks

Key central banks around the world remain accommodative. However, as expected, the United States Federal Reserve (the "Fed") raised the federal funds rate in December of 2016. Additional increases appear likely in 2017, but the Fed continues to stress that rates are very low by historical standards, and it expects future increases to be gradual.

Market Outlook

We expect the next several quarters to bring continued U.S economic growth and some increases in rates, market volatility, and credit risk, all of which may present attractive opportunities for fixed income investors.

The Victory Fixed Income Funds (Unaudited)

High Income Municipal Bond Fund (continued)

Overall market and economic conditions appear broadly favorable for corporate debt markets; however, we will keep a watchful eye on valuations, particularly this late in the economic cycle. That said, we still believe there will be opportunities in both investment grade and high yield debt, including leveraged loans. The outlook for municipals appears less favorable as rising rates, the prospect of tax cuts, and heavy supply erode their appeal.

In our view, this is an environment where careful research and active portfolio management are particularly important. We have been focusing on investments that our research identifies as high in quality and liquid, while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory High Income Municipal Bond Fund returned -1.04% (Class A Shares at net asset value), in the 12-month period ended December 31, 2016, underperforming both its benchmark, the Barclays Municipal Bond Index (the "Index"), and its secondary index, the Barclays High Yield Municipal Bond Index, which returned 0.25% and 2.99%, respectively

Yield curve positioning, sector allocation, and security selection all had a negative impact on performance relative to the Index. Certain tobacco bonds, classified as industrials, that declined sharply when they were not refunded, were the primary cause of the Fund's underperformance. They detracted from relative performance on a sector allocation and security selection basis, and they also extended the Fund's duration, making it more sensitive to the negative impact of rising interest rates. We sold those holdings before year-end.

Security selection in special tax, transportation, and Health Care bonds contributed positively to relative performance.

The Victory Fixed Income Funds (Unaudited)

High Income Municipal Bond Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Barclays Municipal Bond Index	Barclays High Yield Municipal Bond Index
One Year	–1.04%	3.00%	–1.79%	–2.74%	–0.81%	0.25%	2.99%
Three Year	5.36%	4.67%	4.56%	4.56%	5.61%	4.14%	6.08%
Five Year	3.77%	3.34%	2.97%	2.97%	4.01%	3.28%	5.91%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	5.01%	4.70%	4.30%	4.30%	5.21%	N/A	N/A
Expense Ratios
Gross	0.93%		1.71%		0.71%
With Applicable Waivers	0.80%		1.57%		0.57%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

High Income Municipal Bond Fund — Growth of $10,000

1The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment.

2The Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Barclays High Yield Municipal Bond Index is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Floating Rate Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

Donald Trump's unexpected victory in the U.S. presidential election invigorated the equity market in the fourth quarter of 2016, while bond returns were generally negative as interest rates rose and investors flocked to riskier assets.

The fourth-quarter equity rally capped a generally positive year for both equities and fixed income. The key market catalysts for 2016 can be broadly summarized in three words: Oil, Brexit, Trump.

In the first half of the year, fixed income benefited as oil reached a low of $27.10 a barrel and British voters stunned the world by voting to leave the European Union. In the more equity-friendly second half of the year, U.S. economic growth accelerated, oil prices rose, and Republicans dominated the presidential and congressional elections.

The S&P 500® Index returned 3.82% in the fourth quarter and 11.96% in 2016. In fixed income, high yield and leveraged loans were the standouts in both the quarter and the year, while longer-term Treasurys lagged. The 10-year Treasury returned -6.81% in the quarter and -0.16% for the year. The Barclays U.S. Aggregate Bond Index returned -2.98% in the quarter and 2.65% for the year.

U.S. Economic Outlook

We expect modest U.S. gross domestic product ("GDP") growth with low inflation and unemployment near the recent low. Republican leaders have promised a combination of tax cuts, deregulation, and infrastructure spending. It is too early to gauge the likely impact of "Trumpflation" on the economy, but many economists expect at least some uptick in growth around mid-year.

Global Outlook

China's economy appears to be improving, and the outlook for the rest of the world, although weak, appears stable by recent standards. We are carefully monitoring global events for any negative impacts on our investments, but at this point we don't view those as an overarching concern.

Rates and Central Banks

Key central banks around the world remain accommodative. However, as expected, the United States Federal Reserve (the "Fed") raised the federal funds rate in December of 2016. Additional increases appear likely in 2017, but the Fed continues to stress that rates are very low by historical standards, and it expects future increases to be gradual.

The Victory Fixed Income Funds (Unaudited)

Floating Rate Fund (continued)

Market Outlook

We expect the next several quarters to bring continued U.S economic growth and some increases in rates, market volatility, and credit risk, all of which may present attractive opportunities for fixed income investors.

Overall market and economic conditions appear broadly favorable for corporate debt markets; however, we will keep a watchful eye on valuations, particularly this late in the economic cycle. That said, we still believe there will be opportunities in both investment grade and high yield debt, including leveraged loans. The outlook for municipals appears less favorable as rising rates, the prospect of tax cuts, and heavy supply erode their appeal.

In our view, this is an environment where careful research and active portfolio management are particularly important. We have been focusing on investments that our research identifies as high in quality and liquid, while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory Floating Rate Fund returned 12.35% (Class A Shares at net asset value), in the 12-month period ended December 31, 2016, outperforming its benchmark, the S&P LSTA Leveraged Loan Index (the "Index"), which returned 10.16%.

High yield bonds were the strongest performers in fixed income during the year, and the Fund's allocation to that asset class, which is not included in the Index, was the key contributor to its outperformance.

The Fund's relative performance benefited from both an overweight and positive security selection in energy, another sector that rallied during the year. Security selection in telecom, retailers and Health Care also contributed to performance relative to the Index.

The Fund's underweights in minerals and metals, including steel, detracted from relative performance as the slump in commodity prices abated during the year.

The Victory Fixed Income Funds (Unaudited)

Floating Rate Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P\LSTA U.S. Leveraged Loan Index
One Year	12.35%	10.05%	11.57%	10.57%	11.88%	12.71%	10.16%
Three Year	2.52%	1.84%	1.74%	1.74%	2.03%	2.79%	3.58%
Five Year	4.49%	4.07%	3.66%	3.66%	3.98%	4.72%	5.11%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	4.53%	4.24%	3.83%	3.83%	4.09%	4.72%	N/A
Expense Ratios
Gross	1.05%		1.84%		1.41%	0.83%
With Applicable Waivers	1.00%		1.80%		1.41%	0.78%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Floating Rate Fund — Growth of $10,000

1The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The S&P/LSTA U.S. Leveraged Loan Index is not available for direct investment. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Fixed Income Funds (Unaudited)

Strategic Income Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Review

Donald Trump's unexpected victory in the U.S. presidential election invigorated the equity market in the fourth quarter of 2016, while bond returns were generally negative as interest rates rose and investors flocked to riskier assets.

The fourth-quarter equity rally capped a generally positive year for both equities and fixed income. The key market catalysts for 2016 can be broadly summarized in three words: Oil, Brexit, Trump.

In the first half of the year, fixed income benefited as oil reached a low of $27.10 a barrel and British voters stunned the world by voting to leave the European Union. In the more equity-friendly second half of the year, U.S. economic growth accelerated, oil prices rose, and Republicans dominated the presidential and congressional elections.

The S&P 500® Index returned 11.96% in 2016. In fixed income, high yield and leveraged loans were the standouts in both the quarter and the year, while longer-term Treasurys lagged. The 10-year Treasury returned 0.16%, while the Barclays U.S. Aggregate Bond Index returned 2.65% for the year.

U.S. Economic Outlook

We anticipate modest U.S. gross domestic product ("GDP") growth for 2017 with low inflation and unemployment staying near the recent low. Republican leaders have promised a combination of tax cuts, deregulation, and infrastructure spending. It is too early to gauge the likely impact of "Trumpflation" on the economy, but many economists expect at least some uptick in growth around mid-year.

Global Outlook

China's economy appears to be improving, and the outlook for the rest of the world, although weak, appears stable by recent standards. We are carefully monitoring global events for any negative impacts on the Fund's investments, but at this point we don't view those as an overarching concern.

Rates and Central Banks

Key central banks around the world remain accommodative. However, as expected, the United States Federal Reserve (the "Fed") raised the federal funds rate in December of 2016. Additional increases appear likely in 2017, but the Fed continues to stress that rates are very low by historical standards, and it expects future increases to be gradual.

Market Outlook

We expect the next several quarters to bring continued U.S economic growth and some increases in rates, market volatility, and credit risk, all of which may present attractive opportunities for fixed income investors.

The Victory Fixed Income Funds (Unaudited)

Strategic Income Fund (continued)

Overall market and economic conditions appear broadly favorable for corporate debt markets; however, we will keep a watchful eye on valuations, particularly this late in the economic cycle. That said, we still believe there will be opportunities in both investment grade and high yield debt, including leveraged loans.

In our view, this is an environment where careful research and active portfolio management are particularly important. We have been focusing on investments that our research identifies as high in quality and liquid, while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory Strategic Income Fund returned 6.20% (Class A Shares at net asset value), in the 12-month period ended December 31, 2016, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index (the "Index"), which returned 2.65%.

Sector allocation, yield curve positioning, and security selection all contributed to the Fund's outperformance of the Index. Significant allocations to high yield bonds and floating rate loans, which are not included in the Index, were the largest contributors to relative performance, as these sectors benefited from increases in oil prices, interest rates and investors' appetite for risk.

The Fund was overweight in investment-grade corporate bonds and had positive security selection in that asset class. However, its holdings were concentrated in shorter-term securities that underperformed their longer-term counterparts, and that detracted modestly from the Fund's performance relative to the Index.

The Victory Fixed Income Funds (Unaudited)

Strategic Income Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Barclays U.S. Aggregate Bond Index
One Year	6.20%	4.05%	5.46%	4.46%	5.77%	6.45%	2.65%
Three Year	2.39%	1.71%	1.59%	1.59%	1.99%	2.64%	3.03%
Five Year	3.28%	2.86%	2.47%	2.47%	2.85%	3.51%	2.23%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	4.41%	4.11%	3.72%	3.72%	4.05%	4.60%	N/A
Expense Ratios
Gross	1.13%		1.94%		1.42%	0.95%
With Applicable Waivers	0.95%		1.74%		1.34%	0.74%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Strategic Income Fund — Growth of $10,000

1The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Asset Backed Securities (1.8%)
Dominos Pizza Master Issuer LLC, Series 12-1A, Class A2, 5.22%, 1/25/42 (a) (b)	$646,020	$658,916
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2, 4.21%, 10/15/42, Callable 10/15/18 @ 100 (a) (b)	440,964	442,334
Total Asset Backed Securities (Cost $1,096,197)		1,101,250
Collateralized Mortgage Obligations (8.1%)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4, 6.24%, 2/10/51 (a) (c)	705,437	723,660
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a) (c)	115,000	116,505
COMM Mortgage Trust, Series 2012-CR4, Class B, 3.70%, 10/15/45 (b)	250,000	253,975
CD Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48 (a)	510,975	514,007
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29%, 11/10/45 (a) (c)	193,094	192,917
GS Mortgage Securities Trust, Series 2011-GC5, Class B, 5.40%, 8/10/44 (b) (c)	410,000	448,526
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.84%, 1/10/45 (b) (c)	250,000	279,558
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 6.11%, 4/17/45 (a) (c)	77,861	77,743
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-6D12, Class AM, 6.04%, 2/15/51 (a) (c)	600,000	613,828
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49 (a)	186,549	189,294
Queens Center Mortgage Trust, Series 2013-QCA, Class A, 3.28%, 1/11/37 (a) (b)	500,000	500,999
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 4/15/45	300,000	320,544
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.17%, 2/15/51 (a) (c)	650,000	657,795
Total Collateralized Mortgage Obligations (Cost $5,174,083)		4,889,351
Residential Mortgage Backed Securities (6.3%)
Ameriquest Mortgage Securities, Inc., Series 03-5, Class A6, 5.04%, 4/25/33, Callable 1/25/17 @ 100 (c)	125,187	126,533
Banc of America Alternative Loan Trust, Series 04-1, Class 2A-1, 6.00%, 2/25/34, Callable 1/25/17 @ 100 (a)	364,003	371,422
Bank of America Funding Corp., Series 04-2, Class 1CB1, 5.75%, 9/20/34, Callable 1/20/29 @ 100 (a)	572,720	592,400
Countrywide Home Loans, Inc., Series 02-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/17 @ 100	100,405	103,711
Credit Suisse First Boston Mortgage Securities Corp., Series 02-HE16, Class M1, 2.08%, 10/25/32, Callable 1/25/17 @ 100 (c)	130,065	126,852
GSR Mortgage Loan Trust, Series 04-10F, Class 6A1, 5.00%, 9/25/34, Callable 1/25/17 @ 100	28,060	28,858

See notes to financial statements.

Victory Portfolios INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
JPMorgan Mortgage Trust, Series 04-S2, Class 1A3, 4.75%, 11/25/19, Callable 8/25/17 @ 100 (a)	$85,377	$86,648
JPMorgan Mortgage Trust, Series 05-A3, Class 11A2, 3.25%, 6/25/35, Callable 10/25/20 @ 100 (a) (c)	423,469	429,123
JPMorgan Mortgage Trust, Series 16-4, Class A5, 3.50%, 10/25/46, Callable 12/25/43 @ 100 (b) (c)	199,552	202,779
MASTR Asset Securitization Trust, Series 03-7, Class 4A33, 5.25%, 9/25/33, Callable 1/25/17 @ 100 (a)	319,584	338,226
MASTR Asset Securitization Trust, Series 03-10, Class 3A7, 5.50%, 11/25/33, Callable 1/25/17 @ 100	115,551	117,491
MASTR Asset Securitization Trust, Series 03-5, Class 2A1, 5.00%, 6/25/18, Callable 1/25/17 @ 100 (a)	34,054	35,144
Prime Mortgage Trust, Series 04-2, Class A3, 5.25%, 11/25/19, Callable 1/25/17 @ 100 (a)	27,615	27,875
Residential Funding Mortgage Securities I, Inc., Series 05-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/17 @ 100 (a)	107,083	108,004
Structured Asset Securities Corp., Series 04-20, Class 7A1, 5.25%, 11/25/34, Callable 1/25/17 @ 100 (a)	302,897	306,263
Structured Asset Securities Corp., Series 04-21XS, Class 2A6A, 4.74%, 12/25/34, Callable 1/25/17 @ 100 (a) (c)	3,847	3,906
Structured Adjustable Rate Mortgage Loan Trust, Series 04-5, Class 3A1, 3.18%, 5/25/34, Callable 1/25/17 @ 100 (a) (c)	418,162	422,609
Wells Fargo Mortgage Backed Securities Trust, Series 04-6, Class A4, 5.50%, 6/25/34, Callable 1/25/17 @ 100	67,833	69,001
Wells Fargo Mortgage Backed Securities Trust, Series 04-Y, Class 3A1, 3.03%, 11/25/34, Callable 1/25/17 @ 100 (a) (c)	212,469	213,151
Wells Fargo Mortgage Backed Securities Trust, Series 05-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/17 @ 100 (a)	41,222	41,905
Total Residential Mortgage Backed Securities (Cost $3,704,142)		3,751,901
Corporate Bonds (53.1%)
Consumer Discretionary (7.0%):
21st Century Fox America, Inc., 6.15%, 2/15/41	250,000	295,692
AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 103	165,000	165,825
Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 2/1/44 @ 100	235,000	213,870
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100	225,000	245,250
BorgWarner, Inc., 4.63%, 9/15/20 (a)	500,000	526,763
Coach, Inc., 4.25%, 4/1/25, Callable 1/1/25 @ 100	325,000	326,805
Dish DBS Corp., 5.00%, 3/15/23	130,000	129,350
Hasbro, Inc., 6.35%, 3/15/40	320,000	372,934
McDonald's Corp., 2.10%, 12/7/18	500,000	502,970
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	420,000	428,043
Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 5/15/18 @ 102 (b)	142,000	140,580
Time Warner Cable, Inc., 5.85%, 5/1/17 (a)	550,000	557,805
Toll Brothers Finance Corp., 5.88%, 2/15/22, Callable 11/15/21 @ 100	250,000	271,250
		4,177,137

See notes to financial statements.

Victory Portfolios INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Consumer Staples (5.0%):
Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	$500,000	$500,718
Ingredion, Inc., 3.20%, 10/1/26, Callable 7/1/26 @ 100	140,000	137,018
Mead Johnson Nutrition Co.
4.90%, 11/1/19 (a)	610,000	653,831
4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	150,000	144,951
Reynolds American, Inc.
4.85%, 9/15/23	250,000	271,512
5.70%, 8/15/35, Callable 2/15/35 @ 100	167,000	191,823
The Kraft Heinz Co., 2.00%, 7/2/18	500,000	500,113
Whole Foods Market, Inc., 5.20%, 12/3/25, Callable 9/3/25 @ 100 (b)	575,000	608,824
		3,008,790
Energy (4.2%):
Dolphin Energy Ltd., 5.89%, 6/15/19 (b)	274,200	286,226
EQT Corp., 4.88%, 11/15/21	400,000	426,957
FMC Technologies, Inc., 3.45%, 10/1/22, Callable 7/1/22 @ 100	395,000	395,171
Marathon Petroleum Corp.
6.50%, 3/1/41, Callable 9/1/40 @ 100	120,000	128,351
5.85%, 12/15/45, Callable 6/15/45 @ 100	155,000	154,069
Oceaneering International, Inc., 4.65%, 11/15/24, Callable 8/15/24 @ 100	355,000	350,156
Valero Energy Corp. 3.40%, 9/15/26, Callable 6/15/26 @ 100	160,000	153,282
6.63%, 6/15/37	250,000	292,591
Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	325,000	336,505
		2,523,308
Financials (13.8%):
Aflac, Inc., 2.88%, 10/15/26, Callable 7/15/26 @ 100	220,000	210,769
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	245,000	236,638
Ally Financial, Inc., 2.75%, 1/30/17 (a)	500,000	500,100
Aspen Insurance Holding Ltd., 4.65%, 11/15/23	555,000	571,239
Bank of America Corp., 4.18%, 11/25/27, Callable 11/25/26 @ 100	145,000	145,093
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100	95,000	95,602
4.20%, 10/29/25, Callable 9/29/25 @ 100	330,000	331,098
Citigroup, Inc. 4.50%, 1/14/22 (a)	400,000	426,470
4.13%, 7/25/28	125,000	123,478
Credit Suisse AG (New York) Branch, 5.30%, 8/13/19	350,000	377,662
General Motors Financial Co., Inc., 2.63%, 7/10/17 (a)	1,000,000	1,005,407
Huntington Bancshares, Inc., 7.00%, 12/15/20 (a)	400,000	452,901
JPMorgan Chase & Co. 3.38%, 5/1/23 (a)	300,000	298,926
5.40%, 1/6/42	150,000	175,754
KeyBank NA, 2.25%, 3/16/20	580,000	577,565
Morgan Stanley 3.75%, 2/25/23 (a)	300,000	308,143
3.13%, 7/27/26, MTN	250,000	238,844
Petroleos Mexicanos, 5.75%, 3/1/18	157,000	162,377
PNC Financial Services Group, Inc., 2.15%, 4/29/21, Callable 3/30/21 @ 100	500,000	493,393

See notes to financial statements.

Victory Portfolios INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Regions Bank, 7.50%, 5/15/18 (a)	$500,000	$535,664
The Goldman Sachs Group, Inc., 2.35%, 11/15/21, Callable 11/15/20 @ 100	650,000	631,514
Unum Group, 5.75%, 8/15/42	175,000	188,408
Wells Fargo & Co., 4.90%, 11/17/45 (a)	150,000	154,068
		8,241,113
Health Care (3.5%):
Abbott Laboratories, 3.75%, 11/30/26, Callable 8/30/26 @ 100	240,000	238,342
Agilent Technologies, Inc., 3.05%, 9/22/26, Callable 6/22/26 @ 100	245,000	234,076
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	175,000	167,746
Biogen, Inc., 4.05%, 9/15/25, Callable 6/15/25 @ 100	405,000	416,973
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20 (a)	200,000	213,733
DaVita, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 103 (a)	185,000	184,538
Express Scripts Holding Co., 4.80%, 7/15/46, Callable 1/15/46 @ 100	125,000	119,678
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17	300,000	307,875
HCA Holdings, Inc., 6.25%, 2/15/21	195,000	209,869
		2,092,830
Industrials (4.4%):
AerCap Ireland Capital Ltd., 3.75%, 5/15/19 (a)	400,000	407,500
Georgia Pacific Corp., 5.40%, 11/1/20 (a) (b)	670,000	736,584
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	125,000	126,837
Northrop Grumman Corp., 7.75%, 6/1/29 (a)	150,000	199,110
Owens Corning, 4.20%, 12/15/22, Callable 9/15/22 @ 100 (a)	500,000	519,268
Roper Technologies, Inc., 3.80%, 12/15/26, Callable 9/15/26 @ 100	160,000	160,788
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	237,000	208,841
Wabtec Corp., 3.45%, 11/15/26, Callable 8/15/26 @ 100 (b)	360,000	346,054
		2,704,982
Information Technology (3.5%):
Activision Blizzard, Inc. 6.13%, 9/15/23, Callable 9/15/18 @ 103 (b)	335,000	366,527
3.40%, 9/15/26, Callable 6/15/26 @ 100 (b)	165,000	156,606
CA, Inc., 4.50%, 8/15/23, Callable 5/15/23 @ 100	420,000	437,433
Juniper Networks, Inc. 4.60%, 3/15/21	205,000	219,480
5.95%, 3/15/41	215,000	219,914
NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	325,000	312,474
Total System Services, Inc., 4.80%, 4/1/26, Callable 1/1/26 @ 100	345,000	371,745
		2,084,179
Materials (4.4%):
Ecolab, Inc., 2.00%, 1/14/19	500,000	500,384
Lyondellbasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 @ 100 (a)	700,000	739,657
Nucor Corp., 5.20%, 8/1/43, Callable 2/1/43 @ 100	145,000	163,625
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	355,000	357,160
Silgan Holdings, Inc., 5.00%, 4/1/20, Callable 2/6/17 @ 103 (a)	500,000	508,750
Westlake Chemical Corp., 3.60%, 8/15/26, Callable 5/15/26 @ 100 (b)	362,000	348,182
		2,617,758
Real Estate (2.7%):
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	155,000	147,204

See notes to financial statements.

Victory Portfolios INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Crown Castle Towers LLC, 6.11%, 1/15/40, Callable 7/15/19 @ 100 (a) (b)	$500,000	$541,729
CubeSmart LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	250,000	235,609
DDR Corp., 4.75%, 4/15/18, Callable 2/14/18 @ 100	500,000	514,232
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	200,000	195,870
		1,634,644
Telecommunication Services (2.7%):
AT&T, Inc. 2.30%, 3/11/19 (a)	500,000	501,916
6.30%, 1/15/38 (a)	300,000	340,962
SBA Tower Trust, 2.24%, 4/15/43, Callable 4/15/17 @ 100 (b)	350,000	350,653
Verizon Communications, Inc., 4.52%, 9/15/48 (a)	453,000	434,387
		1,627,918
Utilities (2.1%):
Consolidated Edison, Inc., 6.30%, 8/15/37	170,000	219,108
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	315,000	314,964
Iberdrola International BV 6.75%, 9/15/33	35,000	40,102
6.75%, 7/15/36	70,000	85,615
Public Service Enterprise Group, Inc., 4.00%, 6/1/44, Callable 12/1/43 @ 100	115,000	116,024
SCANA Corp., 4.75%, 5/15/21, Callable 2/15/21 @ 100	240,000	250,969
South Carolina Electric & Gas Co., 4.60%, 6/15/43, Callable 12/15/42 @ 100	200,000	210,212
		1,236,994
Total Corporate Bonds (Cost $32,110,043)		31,949,653
Government National Mortgage Association (0.1%)
(0.1%):
Government National Mortgage Association 6.00%, 12/15/33	33,212	38,914
Total Government National Mortgage Association (Cost $34,130)		38,914
Municipal Bonds (1.7%)
California (0.9%):
San Diego County Water Authority Financing Agency Revenue Bonds, Series 2010 B, 6.14%, 5/1/49 (a)	400,000	521,252
Illinois (0.8%):
Chicago Metropolitan Water Reclamation District of Greater Chicago, 5.72%, 12/1/38 (a)	400,000	478,760
Total Municipal Bonds (Cost $829,269)		1,000,012
U.S. Government Mortgage Backed Agencies (24.5%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 (a)	69,060	72,807
5.50%, 6/1/38	84,805	94,523
7.00%, 9/1/38 (a)	23,090	26,946
4.50%, 1/1/41 – 7/1/44	1,434,973	1,547,867
		1,742,143

See notes to financial statements.

Victory Portfolios INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 14-DN1, Class M2, 2.96%, 2/25/24 (c)	$500,000	$511,513
Federal National Mortgage Assoc. 6.00%, 8/1/21 – 2/1/37	382,271	429,813
5.50%, 4/1/22 – 1/1/38 (a)	283,061	313,588
7.00%, 8/1/23 – 6/1/32	37,198	42,566
7.50%, 12/1/29 – 2/1/31	48,201	55,570
8.00%, 6/1/30 – 9/1/30	29,112	33,632
5.00%, 12/1/34 – 11/1/36	23,174	25,234
2.54%, 12/1/36 (a)	79,942	83,736
4.50%, 12/1/38 – 3/1/44 (a)	1,011,128	1,090,488
4.00%, 1/1/45 – 3/1/46	2,924,640	3,076,832
3.50%, 2/1/46 – 8/1/46	4,829,787	4,953,801
2.94%, 8/1/46 (a) (c)	45,762	45,919
3.00%, 8/1/46	2,325,472	2,312,714
		12,463,893
Total U.S. Government Mortgage Backed Agencies (Cost $14,965,964)		14,717,549
Total Investments (Cost $57,913,826) — 95.6%		57,448,630
Other assets in excess of liabilities — 4.4%		2,585,767
NET ASSETS — 100.00%		$60,034,397

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2016, the fair value of these securities was $6,669,052 and amounted to 11.1% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
2-Year U.S. Treasury Note Future	18	3/31/17	$3,900,375	$1,984
30-Year U.S. Treasury Bond Future	19	3/22/17	2,862,469	(14,992)
5-Year U.S. Treasury Note Future	20	3/31/17	2,353,281	(3,111)
				$(16,119)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
10-Year U.S. Treasury Note Future	3	3/22/17	$372,844	$(1,000)

See notes to financial statements.

Victory Portfolios INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

At December 31, 2016, the Fund's open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)	Fixed Deal Receive Rate	Value	Premiums Paid	Unrealized Appreciation
CDX North America High Yield Index Swap Agreement; Series 27	Goldman Sachs	12/20/21	3.53%	$2,000,000	5.00%	$127,333	$64,350	$62,983
CDX North America Investment Grade 5 Year Series 27 Index	Goldman Sachs	12/20/21	0.67	1,000,000	1.00	15,470	12,807	2,663
						$142,803	$77,157	$65,646

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Asset Backed Securities (11.7%)
Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$6,500,000	$6,509,246
Ally Auto Receivables Trust, Series 14-2, Class B, 2.10%, 3/16/20, Callable 5/15/18 @ 100	2,240,000	2,253,565
American Express Credit Account Master Trust, Series 2014-1, Class B, 1.20%, 12/15/21 (a)	6,400,000	6,372,780
AmeriCredit Automobile Receivables Trust, Series 16-3, Class C, 2.24%, 4/8/22, Callable 1/8/21 @ 100	4,435,000	4,389,969
AmeriCredit Automobile Receivables Trust, Series 15-3, Class D, 3.34%, 8/8/21, Callable 9/8/19 @ 100	2,600,000	2,635,272
Avis Budget Rental Car Funding (AESOP) LLC, Series 13-1A, Class A, 1.92%, 9/20/19 (b) (c)	10,500,000	10,447,204
Avis Budget Rental Car Funding (AESOP) LLC, Series 14-1A, Class A, 2.46%, 7/20/20 (b) (c)	2,000,000	1,995,182
CNH Equipment Trust, Series 14-B, Class A4, 1.61%, 5/17/21, Callable 12/15/18 @ 100 (b)	4,500,000	4,505,756
Chase Issuance Trust, Series 2007-C1, Class C1, 1.16%, 4/15/19 (a)	2,000,000	1,999,835
Chrysler Capital Auto Receivables Trust, Series 16-BA, Class B, 2.22%, 5/16/22, Callable 12/15/20 @ 100 (c)	4,180,000	4,105,992
Dominos Pizza Master Issuer LLC, Series 12-1A, Class A2, 5.22%, 1/25/42 (b) (c)	2,444,400	2,493,198
First Investors Auto Owner Trust, Series 15-2A, Class A2, 1.59%, 12/16/19, Callable 11/15/19 @ 100 (c)	1,475,194	1,474,738
Golden Credit Card Trust, Series 2015-3A, Class A, 1.12%, 7/15/19 (a) (c)	4,900,000	4,904,413
Hyundai Auto Lease Securitization Trust, Series 14-B, Class A4, 1.26%, 9/17/18, Callable 5/15/17 @ 100 (b) (c)	6,733,875	6,734,547
Kubota Credit Owner Trust, Series 14-1A, Class A3, 1.16%, 5/15/18, Callable 2/15/18 @ 100 (b) (c)	2,098,923	2,098,995
Mercedes-Benz Auto Lease Trust, Series 16-A, Class A3, 1.52%, 3/15/19, Callable 7/15/18 @ 100	2,900,000	2,904,994
Mercedes-Benz Auto Lease Trust, Series 15-B, Class A2A, 1.00%, 1/16/18, Callable 3/15/18 @ 100	1,706,772	1,706,292
Santander Drive Auto Receivables Trust, Series 16-3, Class C, 2.46%, 3/15/22, Callable 6/15/21 @ 100 (b)	6,835,000	6,800,052
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A, 2.04%, 3/15/22	3,850,000	3,866,121
Total Asset Backed Securities (Cost $78,405,093)		78,198,151
Collateralized Mortgage Obligations (9.4%)
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AM, 5.55%, 6/10/49 (a) (b)	4,050,000	4,098,107
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4, 6.24%, 2/10/51 (a) (b)	6,426,155	6,592,165
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a) (b)	600,000	607,851
COMM Mortgage Trust, Series 2014-CR15, Class A2, 2.93%, 2/10/47	3,800,000	3,880,021
COMM Mortgage Trust, Series 2014-CR19, Class A2, 2.97%, 8/10/47	5,873,765	6,004,335
COMM Mortgage Trust, Series 2014-CR20, Class A2, 2.80%, 11/10/47	5,276,000	5,353,816
Drive Auto Recievables Trust, Series 16-CA, Class B, 2.37%, 11/16/20, Callable 2/15/22 @ 100 (c)	6,500,000	6,484,401

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
GS Mortgage Securities Trust, Series 2012-GCJ9, Class A2, 1.76%, 11/10/45	$3,860,000	$3,869,594
GS Mortgage Securities Trust, Series 2013-GC16, Class A2, 3.03%, 11/10/46	1,900,000	1,939,475
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 6.11%, 4/17/45 (a) (b)	519,075	518,286
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47 (b)	1,408,821	1,407,842
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-6D12, Class AM, 6.04%, 2/15/51 (a) (b)	4,000,000	4,092,187
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2, 2.98%, 11/15/45	2,979,453	3,035,737
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2, 3.07%, 12/15/46	1,434,051	1,463,241
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49 (b)	2,869,989	2,912,217
Morgan Stanley BAML Trust, Series 2013-C8, Class A2, 1.69%, 12/15/48 (b)	999,881	1,000,546
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.17%, 2/15/51 (a) (b)	5,250,000	5,312,956
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.59%, 4/15/47 (a) (b)	4,300,000	4,327,201
Total Collateralized Mortgage Obligations (Cost $65,759,163)		62,899,978
Residential Mortgage Backed Securities (7.4%)
Ameriquest Mortgage Securities, Inc., Series 03-5, Class A6, 5.04%, 4/25/33, Callable 1/25/17 @ 100 (a)	28,471	28,777
Bank of America Mortgage Securities, Inc., Series 03-J, Class 2A2, 3.52%, 11/25/33, Callable 1/25/17 @ 100 (a) (b)	994,658	993,216
Bank of America Funding Corp., Series 04-2, Class 1CB1, 5.75%, 9/20/34, Callable 1/20/29 @ 100 (b)	1,045,506	1,081,434
Banc of America Funding Corp., Series 05-D, Class A1, 3.01%, 5/25/35, Callable 3/25/30 @ 100 (a) (b)	2,339,124	2,387,010
Bear Stearns Alt-A Trust, Series 03-3, Class 2A, 3.06%, 10/25/33, Callable 1/25/17 @ 100 (a) (b)	3,398,360	3,374,507
Chase Mortgage Finance Corp., Series 07-A1, Class 2A1, 3.09%, 2/25/37, Callable 2/25/25 @ 100 (a) (b)	1,325,024	1,322,356
Credit Suisse First Boston Mortgage Securities Corp., Series 03-8, Class 2A1, 5.00%, 4/25/18, Callable 1/25/17 @ 100 (b)	37,708	38,068
Credit Suisse First Boston Mortgage Securities Corp., Series 03-11, Class 1A31, 5.50%, 6/25/33, Callable 1/25/17 @ 100 (b)	413,664	426,088
Credit Suisse First Boston Mortgage Securities Corp., Series 03-23, Class 2A8, 4.50%, 10/25/18 (b)	89,616	89,503
Credit Suisse First Boston Mortgage Securities Corp., Series 04-AR7, Class 4A1, 3.03%, 11/25/34, Callable 1/25/17 @ 100 (a) (b)	3,418,936	3,457,041
Credit Suisse First Boston Mortgage Securities Corp., Series 04-5, Class 5A1, 5.00%, 8/25/19, Callable 11/25/22 @ 100	242,054	244,340

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
GSR Mortgage Loan Trust, Series 04-15F, Class 5A1, 5.50%, 1/25/20, Callable 4/25/18 @ 100 (b)	$439,845	$431,869
Residential Asset Securitization Trust, Series 03-A2, Class A1, 4.25%, 5/25/33, Callable 1/25/17 @ 100 (b)	902,665	891,621
JPMorgan Mortgage Trust, Series 04-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/17 @ 100 (b)	302,830	310,269
JPMorgan Mortgage Trust, Series 04-S2, Class 1A3, 4.75%, 11/25/19, Callable 8/25/17 @ 100 (b)	154,556	156,857
JPMorgan Mortgage Trust, Series 06-A2, Class 5A1, 3.14%, 11/25/33, Callable 9/25/19 @ 100 (a) (b)	1,527,142	1,557,968
JPMorgan Mortgage Trust, Series 05-A1, Class 3A1, 3.15%, 2/25/35, Callable 1/25/17 @ 100 (a) (b)	1,328,885	1,346,251
JPMorgan Mortgage Trust, Series 05-A1, Class 6T1, 3.15%, 2/25/35, Callable 1/25/17 @ 100 (a) (b)	374,328	368,330
JPMorgan Mortgage Trust, Series 16-3, Class 1A3, 3.50%, 10/25/46, Callable 4/25/25 @ 100 (a) (c)	1,311,854	1,334,709
JPMorgan Mortgage Trust, Series 16-4, Class A5, 3.50%, 10/25/46, Callable 12/25/43 @ 100 (a) (c)	2,494,401	2,534,740
MASTR Asset Securitization Trust, Series 03-2, Class 2A10, 4.50%, 3/25/18, Callable 1/25/17 @ 100 (b)	77,235	77,015
MASTR Asset Securitization Trust, Series 03-5, Class 2A1, 5.00%, 6/25/18, Callable 1/25/17 @ 100 (b)	78,807	81,329
MASTR Adjustable Rate Mortgage Trust, Series 04-13, Class 2A1, 3.05%, 4/21/34, Callable 5/21/19 @ 100 (a) (b)	1,746,595	1,788,365
Merrill Lynch Mortgage Investors Trust, Series 05-A2, Class A2, 2.65%, 2/25/35, Callable 12/25/17 @ 100 (a) (b)	5,707,211	5,705,134
Morgan Stanley Mortgage Loan Trust, Series 04-1, Class 1A9, 4.50%, 11/25/18, Callable 8/25/22 @ 100 (b)	97,517	97,993
Morgan Stanley Mortgage Loan Trust, Series 05-6AR, Class 1A1, 1.04%, 11/25/35, Callable 9/25/18 @ 100 (a) (b)	1,097,189	1,073,943
Prime Mortgage Trust, Series 04-2, Class A2, 4.75%, 11/25/19, Callable 1/25/17 @ 100 (b)	158,159	158,491
Prime Mortgage Trust, Series 04-2, Class A3, 5.25%, 11/25/19, Callable 1/25/17 @ 100 (b)	96,917	97,831
Residential Asset Mortgage Products, Inc., Series 02-RS4, Class AI5, 6.16%, 8/25/32, Callable 1/25/17 @ 100 (a)	25,408	24,472
Residential Funding Mortgage Securities I, Inc., Series 05-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/17 @ 100 (b)	389,875	393,226
Structured Asset Securities Corp., Series 03-29, Class 2A1, 5.25%, 9/25/23, Callable 1/25/17 @ 100 (b)	1,005,000	1,016,363
Structured Asset Securities Corp., Series 04-3, Class 3A1, 5.50%, 3/25/19, Callable 1/25/17 @ 100 (b)	262,385	265,679
Structured Asset Securities Corp., Series 04-21XS, Class 2A6A, 4.74%, 12/25/34, Callable 1/25/17 @ 100 (a) (b)	19,948	20,254
Structured Adjustable Rate Mortgage Loan Trust, Series 04-6, Class 4A1, 3.05%, 6/25/34, Callable 2/25/17 @ 100 (a) (b)	3,538,787	3,515,335
Structured Asset Mortgage Investments II Trust, Series 04-AR7, Class A1A, 1.41%, 4/19/35, Callable 1/19/17 @ 100 (a) (b)	1,364,306	1,300,199
Wells Fargo Mortgage Backed Securities Trust, Series 04-O, Class A1, 3.18%, 8/25/34, Callable 1/25/17 @ 100 (a) (b)	1,137,013	1,152,511

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 04-M, Class A7, 3.00%, 8/25/34, Callable 1/25/17 @ 100 (a) (b)	$2,524,114	$2,576,506
Wells Fargo Mortgage Backed Securities Trust, Series 03-J, Class 2A1, 2.99%, 10/25/33, Callable 1/25/17 @ 100 (a) (b)	347,787	349,331
Wells Fargo Mortgage Backed Securities Trust, Series 04-Z, Class 2A2, 2.98%, 12/25/34, Callable 1/25/17 @ 100 (a) (b)	1,232,433	1,243,899
Wells Fargo Mortgage Backed Securities Trust, Series 03-N, Class 2A1, 2.87%, 12/25/33, Callable 1/25/17 @ 100 (a) (b)	746,426	742,569
Wells Fargo Mortgage Backed Securities Trust, Series 05-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/17 @ 100 (b)	60,620	61,625
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR12, Class 2A5, 2.97%, 6/25/35, Callable 4/25/17 @ 100 (a) (b)	2,430,954	2,486,708
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR12, Class 2A6, 2.97%, 6/25/35, Callable 4/25/17 @ 100 (a) (b)	2,708,879	2,771,007
Total Residential Mortgage Backed Securities (Cost $49,260,817)		49,374,739
Senior Secured Loans (4.1%)
Bass Pro Group LLC, Term Loan B, 11/16/23, Callable 2/7/17 @ 101 (a)	3,500,000	3,465,000
BRP, Inc., Term Loan B, 3.75%, 6/30/23, Callable 2/7/17 @ 100 (a)	6,794,286	6,855,842
Harbor Freight Tools USA, Inc., Term Loan, 3.75%, 8/16/23, Callable 2/7/17 @ 101 (a)	3,491,250	3,537,788
Kasima LLC, Term Loan B, 3.34%, 5/17/21, Callable 2/7/17 @ 100 (a)	3,317,647	3,343,923
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 11/4/23, Callable 2/7/17 @ 101 (a)	3,500,000	3,532,095
Tribune Media Co., Term Loan B, 3.75%, 12/27/20, Callable 2/7/17 @ 100 (a)	2,173,885	2,189,646
WMG Acquisition Corp., New Term Loan, 3.75%, 11/1/23, Callable 2/7/17 @ 101 (a)	4,500,000	4,534,695
Total Senior Secured Loans (Cost $27,187,298)		27,458,989
Corporate Bonds (57.3%)
Consumer Discretionary (4.0%):
Best Buy Co., Inc., 5.00%, 8/1/18	3,580,000	3,744,286
D.R. Horton, Inc., 3.63%, 2/15/18, Callable 11/15/17 @ 100 (b)	4,500,000	4,545,000
Newell Brands, Inc., 2.60%, 3/29/19 (b)	6,500,000	6,571,325
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17 (b)	5,500,000	5,534,155
Time Warner Cable, Inc., 5.85%, 5/1/17 (b)	6,500,000	6,592,242
		26,987,008
Consumer Staples (2.9%):
Molson Coors Brewing Co., 1.45%, 7/15/19	3,750,000	3,694,688
Reynolds American, Inc., 2.30%, 6/12/18	5,000,000	5,031,695
The Kraft Heinz Co., 1.60%, 6/30/17 (b)	6,500,000	6,505,213
Walgreens Boots Alliance, Inc., 1.75%, 5/30/18 (b)	4,000,000	4,003,996
		19,235,592
Energy (5.9%):
BP Capital Markets PLC, 1.38%, 5/10/18	5,000,000	4,984,570
Buckeye Partners LP, 2.65%, 11/15/18, Callable 10/15/18 @ 100 (b)	3,400,000	3,422,354
Canadian Natural Resources Ltd., 1.75%, 1/15/18	3,500,000	3,491,548

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
CNOOC Nexen Finance (2014) ULC, 1.63%, 4/30/17 (b)	$8,500,000	$8,492,010
Columbia Pipeline Group, Inc., 2.45%, 6/1/18	1,500,000	1,507,331
EQT Corp., 8.13%, 6/1/19	1,815,000	2,042,111
FMC Technologies, Inc., 2.00%, 10/1/17	1,042,000	1,042,746
Kinder Morgan, Inc., 2.00%, 12/1/17 (b)	4,500,000	4,506,853
Marathon Oil Corp., 5.90%, 3/15/18	2,850,000	2,975,865
Marathon Petroleum Corp., 2.70%, 12/14/18	3,000,000	3,039,939
Petroleos Mexicanos, 5.50%, 2/4/19 (c)	4,000,000	4,143,560
		39,648,887
Financials (19.8%):
Ally Financial, Inc., 2.75%, 1/30/17 (b)	2,900,000	2,900,580
Assurant, Inc., 2.50%, 3/15/18 (b)	4,500,000	4,547,007
Bank of America Corp., 1.70%, 8/25/17 (b)	6,500,000	6,508,691
Barclays Bank PLC, 6.05%, 12/4/17 (b) (c)	4,500,000	4,648,891
Capital One Financial Corp., 2.45%, 4/24/19, Callable 3/24/19 @ 100	1,790,000	1,801,334
Capital One NA, 1.50%, 3/22/18, Callable 2/22/18 @ 100 (b)	4,000,000	3,982,272
CIT Group, Inc., 4.25%, 8/15/17 (b)	4,750,000	4,815,313
Citigroup, Inc. 1.75%, 5/1/18	5,000,000	4,989,345
2.02%, 12/8/21, Callable 11/8/21 @ 100 (a)	7,000,000	7,026,914
Ford Motor Credit Co. LLC, 2.46%, 3/27/20 (b)	5,500,000	5,429,380
General Motors Financial Co., Inc., 3.25%, 5/15/18 (b)	8,000,000	8,104,815
HSBC Holdings PLC, 2.36%, 1/5/22 (a) (b)	7,000,000	7,130,430
JPMorgan Chase & Co., 2.11%, 10/24/23, Callable 10/24/22 @ 100 (a) (b)	7,000,000	7,139,782
KeyBank NA, 2.25%, 3/16/20	6,460,000	6,432,887
Lloyds Bank PLC, 1.75%, 3/16/18 (b)	3,500,000	3,495,006
MetLife, Inc., 6.82%, 8/15/18 (b)	7,000,000	7,546,693
Morgan Stanley 2.45%, 2/1/19, MTN	4,000,000	4,027,468
2.28%, 10/24/23, Callable 10/24/22 @ 100 (a)	7,000,000	7,077,776
Regions Bank, 7.50%, 5/15/18 (b)	4,500,000	4,820,981
S&P Global, Inc., 2.50%, 8/15/18	3,570,000	3,599,810
Synovus Financial Corp., 7.88%, 2/15/19	3,224,000	3,538,340
The Bear Stearns Co. LLC, 7.25%, 2/1/18 (b)	4,455,000	4,714,450
The Goldman Sachs Group, Inc. 6.15%, 4/1/18	2,000,000	2,103,830
2.90%, 7/19/18	5,000,000	5,069,050
2.24%, 11/15/21, Callable 11/15/20 @ 100 (a)	3,500,000	3,518,914
UBS AG (Stamford) Branch, 1.80%, 3/26/18 (b)	3,500,000	3,502,419
XLIT Ltd., 2.30%, 12/15/18 (b)	4,000,000	4,026,340
		132,498,718
Health Care (6.6%):
Abbott Laboratories, 2.35%, 11/22/19	4,010,000	4,014,728
AbbVie, Inc., 2.00%, 11/6/18 (b)	5,000,000	5,003,070
Activis Funding SCS, 2.35%, 3/12/18 (b)	6,500,000	6,537,576
Becton, Dickinson & Co., 1.80%, 12/15/17 (b)	3,092,000	3,099,031
Celgene Corp., 2.13%, 8/15/18	3,800,000	3,815,261
Laboratory Corp. of America Holdings, 2.50%, 11/1/18 (b)	3,500,000	3,530,846
Mallinckrodt International Finance SA, 3.50%, 4/15/18 (b)	3,500,000	3,495,625

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Mylan NV, 2.50%, 6/7/19 (c)	$4,500,000	$4,475,646
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	3,000,000	2,961,966
St. Jude Medical, Inc., 2.00%, 9/15/18 (b)	3,000,000	3,004,233
Universal Health Services, Inc., 3.75%, 8/1/19 (c)	4,177,000	4,197,885
		44,135,867
Industrials (4.0%):
Aecom Global II LLC/URS Corp., 3.85%, 4/1/17 (b)	4,500,000	4,511,250
AerCap Ireland Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17 (b)	4,640,000	4,645,800
Air Lease Corp., 2.13%, 1/15/18 (b)	3,500,000	3,506,227
CNH Industrial Capital LLC, 3.25%, 2/1/17 (b)	2,500,000	2,500,000
Hutchison Whampoa International (14) Ltd., 1.63%, 10/31/17 (b) (c)	5,500,000	5,487,213
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17, Callable 2/15/17 @ 100 (b)	2,700,000	2,705,063
Pentair Finance SA, 1.88%, 9/15/17 (b)	3,750,000	3,755,595
		27,111,148
Information Technology (4.7%):
Activision Blizzard, Inc., 6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (c)	4,095,000	4,480,385
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/1/19 (c)	4,000,000	4,083,224
Fidelity National Information Services, Inc., 1.45%, 6/5/17	4,000,000	4,001,584
Harris Corp., 2.00%, 4/27/18 (b)	3,000,000	3,001,827
Hewlett Packard Enterprise Co., 2.45%, 10/5/17 (c)	4,500,000	4,525,020
Juniper Networks, Inc., 3.13%, 2/26/19	7,120,000	7,233,678
KLA-Tencor Corp., 2.38%, 11/1/17 (b)	4,000,000	4,023,964
		31,349,682
Materials (1.3%):
Martin Marietta Materials, Inc., 6.60%, 4/15/18 (b)	4,500,000	4,751,528
Westlake Chemical Corp., 4.88%, 5/15/23, Callable 5/15/18 @ 102.44 (c)	3,560,000	3,693,500
		8,445,028
Real Estate (3.1%):
American Tower Corp., 4.50%, 1/15/18 (b)	5,602,000	5,749,854
American Tower Trust I, 1.55%, 3/15/43, Callable 3/15/17 @ 100 (b) (c)	7,000,000	6,994,268
Realty Income Corp., 5.38%, 9/15/17 (b)	4,000,000	4,103,060
Select Income REIT, 2.85%, 2/1/18, Callable 1/1/18 @ 100 (b)	2,000,000	2,008,546
Welltower, Inc., 6.13%, 4/15/20	1,650,000	1,831,543
		20,687,271
Telecommunication Services (2.1%):
SBA Tower Trust 2.93%, 12/15/42, Callable 2/6/17 @ 100 (b) (c)	5,000,000	5,005,184
2.24%, 4/15/43, Callable 4/15/17 @ 100 (c)	9,150,000	9,167,059
		14,172,243
Utilities (2.9%):
Abu Dhabi National Energy Co. PJSC, 2.50%, 1/12/18 (b) (c)	4,500,000	4,504,428
Exelon Corp., 1.55%, 6/9/17	4,750,000	4,741,355
FirstEnergy Corp., 2.75%, 3/15/18, Callable 2/15/18 @ 100 (b)	2,400,000	2,421,802
NextEra Energy Capital Holdings, Inc., 1.59%, 6/1/17 (b)	4,000,000	4,002,348
Southern Power Co., 1.85%, 12/1/17	3,750,000	3,759,911
		19,429,844
Total Corporate Bonds (Cost $382,726,615)		383,701,288

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
U.S. Government Mortgage Backed Agencies (4.8%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (b)	$5,265,132	$5,743,479
5.50%, 10/25/23 (b)	15,920	17,140
7.00%, 9/1/38 (b)	11,083	12,934
		5,773,553
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Series 14-DN4, Class M2, 3.16%, 10/25/24 (a)	768,839	770,184
6.00%, 2/1/37	3,612,222	4,088,391
5.00%, 2/1/41 – 10/1/41 (b)	19,733,132	21,601,166
2.94%, 8/1/46 (a) (b)	16,025	16,080
		25,705,637
Total U.S. Government Mortgage Backed Agencies (Cost $32,841,215)		32,249,374
Total Investments (Cost $636,180,201) — 94.6%		633,882,519
Other assets in excess of liabilities — 5.4%		35,910,790
NET ASSETS — 100.00%		$669,793,309

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2016, the fair value of these securities was $110,014,382 and amounted to 16.4% of net assets.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

ULC — Unlimited Liability Co.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
2-Year U.S. Treasury Note Future	1,075	3/31/17	$232,939,063	$(83,985)

See notes to financial statements.

Victory Portfolios INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond Future	6	3/22/17	$903,938	$4,734
5-Year U.S. Treasury Note Future	64	3/31/17	7,530,500	10,500
				$15,234

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

At December 31, 2016, the Fund's open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)	Fixed Deal Receive Rate	Value	Premiums Paid	Unrealized Appreciation
CDX North America High Yield Index Swap Agreement; Series 27	Goldman Sachs	12/20/21	3.53%	$14,000,000	5.00%	$891,333	$450,450	$440,883
CDX North America Investment Grade 5 Year Series 27 Index	Goldman Sachs	12/20/21	0.67	37,000,000	1.00	572,373	473,850	98,523
						$1,463,706	$924,300	$539,406

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios High Yield Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares or Principal Amount	Value
Common Stocks (2.2%)
Consumer Discretionary (0.9%):
Gray Television, Inc. (a)	26,500	$287,525
Viacom, Inc., Class B	11,500	403,650
		691,175
Health Care (0.3%):
Acadia Healthcare Co., Inc. (a) (b)	5,700	188,670
Industrials (0.5%):
TransDigm Group, Inc.	1,400	348,544
Information Technology (0.5%):
EarthLink Holdings Corp.	68,000	383,520
Total Common Stocks (Cost $1,815,532)		1,611,909
Senior Secured Loans (23.8%)
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20, Callable 2/7/17 @ 100 (c)	$989,796	997,843
DTI Holdco, Inc., 2016 Term Loan B, 6.25%, 9/30/23, Callable 2/7/17 @ 101 (c)	1,197,000	1,179,045
Gates Global LLC, Term Loan B, 4.25%, 7/6/21, Callable 2/7/17 @ 100 (c)	1,204,139	1,204,139
Generac Power Systems, Inc., Term Loan B, 3.60%, 10/28/23, Callable 2/7/17 @ 101 (c)	973,795	980,494
Grande Communications, Inc., Term Loan B, 4.50%, 5/31/20, Callable 2/7/17 @ 100 (c)	1,166,794	1,173,795
Landry's, Inc., 2016 Term Loan B, 4.00%, 10/4/23, Callable 2/7/17 @ 101 (c)	1,000,000	1,009,110
Navistar, Inc., Term Loan B, 6.50%, 8/7/20, Callable 2/7/17 @ 101 (c)	991,387	1,002,788
Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 4.25%, 10/25/20, Callable 2/7/17 @ 100 (c)	1,000,000	866,750
Aspen Merger Sub, Inc./Outerwall, Inc., 1st Lien Term Loan, 5.25%, 8/19/22, Callable 2/7/17 @ 101 (c)	947,625	960,949
PETCO Animal Supplies, Inc., 2016 Term Loan B2, 5.14%, 1/26/23, Callable 2/7/17 @ 100 (c)	314,000	315,570
Quikrete Holdings, Inc., 1st Lien Term Loan, 11/3/23 (c)	800,000	807,336
Reynolds Group Holdings, Inc., 2016 USD Term Loan, 4.25%, 2/5/23, Callable 2/7/17 @ 101 (c)	1,326,675	1,342,953
WD Wolverine Holdings LLC, 1st Lien Term Loan B, 9/13/23 (c)	1,000,000	968,750
Bass Pro Group LLC, Term Loan B, 5.97%, 11/15/23 (c)	1,000,000	990,000
1011778 BC ULC, Term Loan B2, 3.75%, 12/12/21, Callable 2/7/17 @ 100 (c)	1,022,281	1,030,592
PCI Pharma Services, 2nd Lien Term Loan, 9.75%, 6/24/24 (c)	800,000	784,000
Chesapeake Energy Corp., Term Loan, 8.50%, 8/23/21 (c)	1,000,000	1,087,080
Party City Holdings, Inc., 2015 Term Loan, 6.13%, 8/15/23, Callable 8/15/18 @ 103 (b)	800,000	836,000
Total Senior Secured Loans (Cost $17,296,988)		17,537,194
See notes to financial statements.

Victory Portfolios High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Corporate Bonds (68.7%)
Consumer Discretionary (17.2%):
AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 103	$460,000	$462,300
American Axle & Manufacturing Holdings, Inc., 7.75%, 11/15/19	1,000,000	1,106,250
Argos Merger Sub, Inc./PetSmart, Inc., 7.13%, 3/15/23, Callable 3/15/18 @ 105	1,000,000	1,020,000
Asbury Automotive Group, Inc., 6.00%, 12/15/24, Callable 12/15/19 @ 103	1,000,000	1,022,500
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103	330,000	355,410
CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 103	1,000,000	1,012,500
Golden Nugget Escrow, Inc., 8.50%, 12/1/21, Callable 12/1/17 @ 104	800,000	850,000
Guitar Center, Inc., 6.50%, 4/15/19, Callable 2/6/17 @ 103	1,000,000	907,500
Jo-Ann Stores LLC, 9.75%, 10/15/19, Callable 2/6/17 @ 100	1,000,000	952,500
Scientific Games International, Inc., 6.63%, 5/15/21, Callable 5/15/17 @ 105	1,200,000	1,014,000
Tribune Media Co., 5.88%, 7/15/22, Callable 7/15/18 @ 103	1,000,000	1,016,250
Universal Hospital Services, Inc., 7.63%, 8/15/20, Callable 2/6/17 @ 104	1,000,000	990,000
Woodside Homes Co. LLC, 6.75%, 12/15/21, Callable 2/6/17 @ 105	1,200,000	1,158,000
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,000,000	822,500
		12,689,710
Consumer Staples (6.9%):
Dean Foods Co., 6.50%, 3/15/23, Callable 3/15/18 @ 105	1,000,000	1,052,500
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23, Callable 8/15/18 @ 107	1,000,000	997,500
NBTY, Inc., 7.63%, 5/15/21, Callable 5/15/18 @ 104	1,000,000	1,035,000
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 103	450,000	430,875
Simmons Foods, Inc., 7.88%, 10/1/21, Callable 10/1/17 @ 106	700,000	721,000
Tops Holding LLC/Tops Markets II Corp., 8.00%, 6/15/22, Callable 6/15/18 @ 106	1,000,000	860,000
		5,096,875
Energy (15.6%):
Calumet Specialty Products Partners LP 6.50%, 4/15/21, Callable 4/15/17 @ 103	1,500,000	1,271,250
7.63%, 1/15/22, Callable 1/15/18 @ 104	1,550,000	1,313,624
Canadian Natural Resources Ltd., 6.45%, 6/30/33	1,000,000	1,126,275
Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 1/15/20 @ 106 (b)	330,000	336,600
CITGO Petroleum Corp., 6.25%, 8/15/22, Callable 8/15/17 @ 105	1,000,000	1,040,000
Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100	1,400,000	994,462
Ensco PLC, 5.75%, 10/1/44, Callable 4/1/44 @ 100	1,500,000	1,087,500
Noble Holding International Ltd., 6.20%, 8/1/40	1,400,000	1,001,000
Rowan Companies, Inc., 4.88%, 6/1/22, Callable 3/1/22 @ 100	1,300,000	1,228,500
RSP Permian, Inc., 5.25%, 1/15/25, Callable 1/15/20 @ 104	330,000	331,650
Sanchez Energy Corp., 6.13%, 1/15/23, Callable 7/15/18 @ 103 (b)	690,000	655,500
Transocean, Inc., 6.80%, 3/15/38	1,400,000	1,085,000
		11,471,361

See notes to financial statements.

Victory Portfolios High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Health Care (6.9%):
Kindred Healthcare, Inc., 8.00%, 1/15/20	$1,000,000	$995,000
Kinetic Concepts, Inc./KCI USA, Inc., 9.63%, 10/1/21, Callable 1/14/17 @ 107	1,000,000	1,057,500
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 5/15/17 @ 103	1,000,000	887,500
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23, Callable 5/1/19 @ 106	330,000	329,175
Surgery Center Holdings, Inc., 8.88%, 4/15/21, Callable 4/15/18 @ 107	800,000	852,000
Tenet Healthcare Corp., 8.13%, 4/1/22	1,000,000	943,500
		5,064,675
Industrials (10.0%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 5/15/18 @ 106	1,000,000	840,000
Apex Tool Group LLC, 7.00%, 2/1/21, Callable 2/6/17 @ 104	800,000	716,000
Avis Budget Car Rental LLC, 6.38%, 4/1/24, Callable 4/1/19 @ 105	800,000	799,000
Builders FirstSource, Inc., 10.75%, 8/15/23, Callable 8/15/18 @ 108	1,000,000	1,147,500
Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107	800,000	922,000
NCI Building Systems, Inc., 8.25%, 1/15/23, Callable 1/15/18 @ 106	337,000	363,960
StandardAero Business Aviation Services LLC, 10.00%, 7/15/23, Callable 7/15/18 @ 108	1,000,000	1,052,500
TransDigm, Inc., 6.38%, 6/15/26, Callable 6/15/21 @ 103	800,000	821,600
XPO Logistics, Inc., 6.13%, 9/1/23, Callable 9/1/19 @ 103	670,000	700,150
		7,362,710
Information Technology (2.6%):
EarthLink Holdings Corp. 8.88%, 5/15/19, Callable 2/6/17 @ 102	343,000	350,975
7.38%, 6/1/20, Callable 2/6/17 @ 106	500,000	527,500
First Data Corp., 7.00%, 12/1/23, Callable 12/1/18 @ 104	1,000,000	1,065,000
		1,943,475
Materials (1.5%):
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24, Callable 5/15/19 @ 105	330,000	347,738
Millar Western Forest Ltd., 8.50%, 4/1/21, Callable 2/6/17 @ 104	1,200,000	660,000
Scotts Miracle-GRO Co. (The), 5.25%, 12/15/26, Callable 12/15/21 @ 103	70,000	70,000
		1,077,738
Real Estate (0.2%):
Communications Sales & Leasing, Inc., 7.13%, 12/15/24, Callable 12/15/19 @ 105	170,000	171,700
Telecommunication Services (6.9%):
Frontier Communications Corp., 10.50%, 9/15/22, Callable 6/15/22 @ 100	1,000,000	1,051,300
Hughes Satellite Systems Corp., 6.63%, 8/1/26	670,000	673,350
Intelsat (Luxembourg) SA, 8.13%, 6/1/23, Callable 6/1/18 @ 104	1,650,000	515,625
Sprint Corp., 7.13%, 6/15/24	1,250,000	1,287,500
Telesat Canada/Telesat LLC, 8.88%, 11/15/24, Callable 11/15/19 @ 107	410,000	427,425

See notes to financial statements.

Victory Portfolios High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares or Principal Amount	Value
Windstream Corp., 6.38%, 8/1/23, Callable 2/1/18 @ 103	$1,250,000	$1,115,625
		5,070,825
Utilities (1.0%):
GenOn Escrow Corp., 9.50%, 10/15/18	1,000,000	706,876
Total Corporate Bonds (Cost $51,450,434)		50,655,945
Collateral for Securities Loaned (3.9%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (d)	1,249,716	1,249,716
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (d)	1,650,448	1,650,448
Total Collateral for Securities Loaned (Cost $2,900,164)		2,900,164
Total Investments (Cost $73,463,118) — 98.6%		72,705,212
Other assets in excess of liabilities — 1.4%		1,003,474
NET ASSETS — 100.00%		$73,708,686

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

LLC — Limited Liability Co.

LP — Limited Partnership

PLC — Public Liability Co.

ULC — Unlimited Liability Co.

See notes to financial statements.

Victory Portfolios Tax-Exempt Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Municipal Bonds (100.1%)
California (7.4%):
California Various Purpose General Obligation Bonds
6.00%, 3/1/33, Continuously Callable @ 100	$2,000,000	$2,261,760
6.50%, 4/1/33, Continuously Callable @ 100	2,000,000	2,210,420
6.00%, 4/1/35, Continuously Callable @ 100	2,000,000	2,185,300
6.00%, 11/1/35, Continuously Callable @ 100	1,000,000	1,116,210
Golden State Tobacco Securitization Corp. CA Tobacco Settlement Revenue Bonds, Series A-1, 5.13%, 6/1/47, Continuously Callable @ 100	1,250,000	1,104,163
		8,877,853
Colorado (1.7%):
Colorado Educational & Cultural Facilities Authority Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2016, 4.00%, 5/1/46, Continuously Callable @ 100	2,350,000	2,089,503
Connecticut (5.7%):
Connecticut Health & Educational Facilities Authority Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.00%, 12/1/41, Continuously Callable @ 100	3,185,000	3,505,952
Connecticut Special Tax Obligation Revenue, Transportation Infrastructure, Series A, 5.00%, 11/1/27, ETM, Pre-refunded 11/01/18 @ 100	1,500,000	1,600,440
Hartford Stadium Authority Lease Revenue Bonds, Series 2015A, 5.00%, 2/1/36, Continuously Callable @ 100	1,900,000	1,683,818
		6,790,210
District of Columbia (1.4%):
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series 2011C, 5.00%, 10/1/28, Continuously Callable @ 100	1,500,000	1,654,545
Florida (3.2%):
Miami-Dade County Public Facilities Revenue & Revenue Refunding Bonds, Jackson Health System, Series 2015A, 5.00%, 6/1/33, Continuously Callable @ 100	2,000,000	2,187,800
Palm Beach County Water & Sewer Revenue Bonds, FPL Reclaimed Water Project, 5.25%, 10/1/33, Continuously Callable @ 100	1,500,000	1,644,405
		3,832,205
Georgia (1.6%):
Carrollton Payroll Development Authority Refunding Revenue Anticipation Certificates, UWG Athletic Complex, LLC Project, Series 2014, 5.00%, 6/15/37, AGC, Continuously Callable @ 100	1,500,000	1,644,855
Gwinnett County School District, 5.00%, 2/1/32, ETM, Pre-refunded 10/01/19 @ 100	260,000	270,949
		1,915,804
Illinois (8.1%):
Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series 2014, 5.00%, 12/1/44, AGC, Continuously Callable @ 100	2,450,000	2,599,205
Chicago Wastewater Transmission Revenue Refunding Bonds, Series 2008C, 5.00%, 1/1/34, Continuously Callable @ 100	1,000,000	1,060,080

See notes to financial statements.

Victory Portfolios Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Illinois Finance Authority Revenue Bonds, Presence Health Network, Series 2016C, 4.00%, 2/15/41, Continuously Callable @ 100	$1,000,000	$828,910
Illinois General Obligation Bonds
Series June 2013, 5.50%, 7/1/27, Continuously Callable @ 100	2,000,000	2,084,040
Series March 2012, 5.00%, 3/1/37, Continuously Callable @ 100	1,000,000	960,650
Illinois Toll Highway Authority Toll Highway Senior Refunding Revenue Bonds, Series 2010 A-1, 5.25%, 1/1/30, Continuously Callable @ 100	2,000,000	2,190,120
		9,723,005
Indiana (1.8%):
Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc., Series 2009 A, 5.00%, 11/1/25, Continuously Callable @ 100	2,000,000	2,177,600
Kansas (1.4%):
Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt, 5.50%, 11/15/29, Continuously Callable @ 100	1,500,000	1,648,320
Lousiana (0.7%):
Louisiana Public Facilities Authority Revenue, 5.38%, 5/15/43, Continuously Callable @ 100	870,000	880,771
Massachusetts (2.3%):
Massachusetts College Building Authority Project Revenue Bonds, Series 2009B, 5.00%, 5/1/30, Continuously Callable @ 100	1,500,000	1,648,980
University of Massachusetts Building Authority Project Revenue Bonds, Series 2014-1, 5.00%, 11/1/39, Continuously Callable @ 100	1,000,000	1,121,440
		2,770,420
Michigan (0.6%):
Wayne County Airport Authority Revenue Bonds, Detroit Metropolitan Airport, Series 2015D, 5.00%, 12/1/40, Continuously Callable @ 100	600,000	654,894
Minnesota (0.0%):
Minnesota State, 5.00%, 8/1/22, ETM, Pre-refunded 08/01/17 @ 100	30,000	30,679
Missouri (0.1%):
Missouri Environmental Impact & Energy Resource Authority, Water Pollution Control & Drinking Water Revenue, 5.75%, 1/1/29, Continuously Callable @ 100	130,000	140,760
New Jersey (7.1%):
Essex County Improvement Authority, Project Consolidation Revenue Bonds, 5.00%, 12/15/23, Continuously Callable @ 100	1,680,000	1,742,194
New Jersey Economic Development Authority Biomedical Research Facilities Bonds, Series 2016A, 5.00%, 7/15/29, Continuously Callable @ 100	885,000	961,110
New Jersey Economic Development Authority School Facilities Construction Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @ 100	3,000,000	3,184,680
New Jersey Health Care Facilities Financing Authority Revenue & Refunding Bonds, University Hospital Issue, Series 2015A, 5.00%, 7/1/46, AGC, Continuously Callable @ 100	1,500,000	1,590,435
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, 5.00%, 6/15/28, Continuously Callable @ 100	1,000,000	1,077,170
		8,555,589

See notes to financial statements.

Victory Portfolios Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
New York (13.5%):
Metropolitan Transportation Authority Dedicated Tax Green Fund Bonds, Series 2016B-1, 5.00%, 11/15/56, Continuously Callable @ 100	$1,545,000	$1,739,546
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Series 2015C, 5.00%, 11/15/34, Continuously Callable @ 100	2,500,000	2,803,725
New York Convention Center Development Corp. Revenue Refunding Bonds, Hotel Unit Fee Secured, Series 2015, 5.00%, 11/15/40, Continuously Callable @ 100	2,000,000	2,223,560
New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, 5.75%, 6/1/43, Continuously Callable @ 100	200,000	202,586
New York Liberty Development Corp. Liberty Revenue Refunding Bonds, 7 World Trade Center Project, Series 2012, 5.00%, 9/15/29, Continuously Callable @ 100	2,000,000	2,281,840
New York Utility Debt Securitization Authority Restructuring Bonds, Series 2013 TE, 5.00%, 12/15/41, Continuously Callable @ 100	1,500,000	1,683,780
New York, TSASC, Inc. Tobacco Settlement Bonds, Series 1, 5.00%, 6/1/34, Continuously Callable @ 100	1,935,000	1,839,875
Port Authority of New York & New Jersey Consolidated Bonds
5.00%, 10/1/30, Continuously Callable @ 100	2,000,000	2,220,140
5.00%, 12/1/32, Continuously Callable @ 100	1,000,000	1,117,270
		16,112,322
North Carolina (1.6%):
Charlotte Water & Sewer System Revenue Bonds, Series 2009B, 5.00%, 7/1/33, Continuously Callable @ 100	1,750,000	1,926,698
Ohio (1.3%):
Ohio Hospital Facilities Revenue, Cleveland Clinic Health System, Series 2009B, 5.50%, 1/1/34, Continuously Callable @ 100	1,500,000	1,610,700
Oregon (4.9%):
Oregon Department of Administration Services Lottery Revenue Bonds, Series 2011 A, 5.25%, 4/1/30, Continuously Callable @ 100	1,480,000	1,675,153
Oregon Department of Transportation Highway User Tax Revenue Bonds, Series 2013A, 5.00%, 11/15/38, Continuously Callable @ 100	1,000,000	1,143,140
Oregon Health & Science University Revenue Bonds, Series 2016B, 4.00%, 7/1/46, Continuously Callable @ 100	1,350,000	1,355,292
Port of Portland Airport Refunding Revenue Bonds, Portland International Airport, Series 23, 5.00%, 7/1/35, Continuously Callable @ 100	1,500,000	1,694,550
		5,868,135
Pennsylvania (9.4%):
Franklin County Industrial Development Authority, Fixed Rate Revenue Bonds, The Chambersburg Hospital Project, Series 2010, 5.30%, 7/1/30, Continuously Callable @ 100	1,000,000	1,095,800
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, University of Pittsburgh Medical Center, Series 2010E, 5.00%, 5/15/31, Continuously Callable @ 100	1,000,000	1,087,160
Pennsylvania Turnpike Commission Revenue Bonds
Series 2014 A, 5.00%, 12/1/44, Continuously Callable @ 100	2,000,000	2,175,300
Series 2016 A-1, 5.00%, 12/1/46, Continuously Callable @ 100	4,500,000	4,942,214

See notes to financial statements.

Victory Portfolios Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Philadelphia School District, General Obligation Bonds, Series 2016F, 5.00%, 9/1/37, Continuously Callable @ 100	$1,815,000	$1,910,033
		11,210,507
Rhode Island (2.7%):
Rhode Island & Providence Plantations General Obligations Bonds, Series 2011 A, 5.50%, 8/1/31, Continuously Callable @ 100	1,000,000	1,149,350
Rhode Island Tobacco Settlement Financing Corp., Series 2015A, 5.00%, 6/1/35, Continuously Callable @ 100	2,000,000	2,080,620
		3,229,970
Tennessee (2.5%):
Johnson City Health & Educational Facilities Board, Hospital Refunding Revenue Bonds, Tennessee Mountain States Health Alliance, Series 2010A, 5.63%, 7/1/30, Continuously Callable @ 100	1,500,000	1,615,575
Nashville & Davidson County Health & Educational Facilities Board Revenue 5.00%, 10/1/34, ETM, Pre-refunded 10/01/19 @ 100	265,000	289,343
5.00%, 10/1/34, ETM, Pre-refunded 02/01/18 @ 100	985,000	1,075,482
		2,980,400
Texas (10.6%):
Canadian River Municipal Water Authority, Subordinate Lien Contract Revenue Bonds, Series 2011, 5.00%, 2/15/26, Continuously Callable @ 100	2,000,000	2,223,920
Lower Colorado River Authority Refunding Revenue Bonds, Series 2013, 5.50%, 5/15/32, Continuously Callable @ 100	1,000,000	1,158,810
North Texas Tollway Authority Current Interest Bonds, Series 2011A, 5.50%, 9/1/36, Continuously Callable @ 100	1,500,000	1,718,565
North Texas Tollway Authority Revenue Bonds, Series 2015C, 6.00%, 1/1/25, Continuously Callable @ 100	2,250,000	2,437,493
Round Rock Independent School District, 5.25%, 8/1/34, Continuously Callable @ 100	1,500,000	1,594,905
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners LLC — North Tarrant Express Managed Lanes Project, Series 2009, 6.88%, 12/31/39, Continuously Callable @ 100	3,130,000	3,547,135
		12,680,828
Vermont (2.1%):
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, Champlain College Project, Series 2016A, 5.00%, 10/15/46, Continuously Callable @ 100	1,000,000	1,017,730
Vermont Student Assistance Corp. Education Loan Revenue Bonds, 5.00%, 6/15/22	1,400,000	1,509,004
		2,526,734
Virginia (2.0%):
Virginia Resources Authority Infrastructure Revenue Bonds, Virginia Pooled Financing Program, Series 2014A, 5.00%, 11/1/38, Continuously Callable @ 100	2,095,000	2,388,258
Washington (4.1%):
Richland Electric Utility Revenue Bonds, 5.00%, 11/1/41, Continuously Callable @ 100	2,370,000	2,637,715

See notes to financial statements.

Victory Portfolios Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Washington Motor Vehicle Fuel Tax General Obligation Bonds, SR520 Corridor Program — Toll Revenue, Series 2012C, 5.00%, 6/1/33, Continuously Callable @ 100	$2,000,000	$2,215,240
		4,852,955
Wisconsin (2.3%):
Public Finance Authority Lease Development Revenue Bonds, KU Campus Development Corp. — Central District Development Project, Series 2016, 5.00%, 3/1/41, Continuously Callable @ 100	2,500,000	2,766,700
Total Municipal Bonds (Cost $116,828,687)		119,896,365
Total Investments (Cost $116,828,687) — 100.1%		119,896,365
Liabilities in excess of other assets — (0.1)%		(108,377)
NET ASSETS — 100.00%		$119,787,988

AMT — Alternative Minimum Tax

ETM — Escrowed to Maturity

LLC — Limited Liability Co.

See notes to financial statements.

Victory Portfolios High Income Municipal Bond Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Municipal Bonds (95.7%)
Arizona (1.1%):
Tempe Industrial Development Authority Revenue Refunding Bonds, Friendship Village of Tempe, Series 2012 A, 6.25%, 12/1/42, Continuously Callable @ 100	$1,000,000	$1,039,630
California (5.9%):
California Municipal Finance Authority Revenue Bonds, Emerson College Issue, Series 2011, 5.75%, 1/1/33, Continuously Callable @ 100	1,300,000	1,434,199
California Public Works Board, Lease Revenue Bonds, Series 2019 I-1, 6.63%, 11/1/34, Continuously Callable @ 100	30,000	30,145
Golden State Tobacco Securitization Corp. CA Tobacco Settlement Revenue Bonds, Series A-1, 5.13%, 6/1/47, Continuously Callable @ 100	1,250,000	1,104,163
San Diego Redevelopment Agency, Sand Diego Naval Training Center Redevelopment Project, Series 2010 A, 5.75%, 9/1/40, Continuously Callable @ 100	1,000,000	1,101,050
Tulare Redevelopment Agency Tax Allocation, Merged Tulare Redevelopment Projects, Series 2010 A, 6.13%, 8/1/35, Continuously Callable @ 100	1,970,000	2,216,506
		5,886,063
Colorado (5.4%):
Colorado Educational & Cultural Facilities Authority Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2016, 4.00%, 5/1/46, Continuously Callable @ 100	1,175,000	1,044,751
Mountain Shadows Metropolitan District Limited Tax General Obligation Refunding & Improvement Bonds, 5.00%, 12/1/46, Continuously Callable @ 100	1,500,000	1,388,415
Regional Transportation District, Denver Transit Partners Eagle P3 Project
Series 2010, 6.00%, 1/15/26, Continuously Callable @ 100	670,000	741,301
Series 2010, 6.00%, 1/15/34, Continuously Callable @ 100	2,000,000	2,203,640
		5,378,107
Delaware (1.1%):
Delaware Economic Development Authority Revenue Refunding Bonds, Newark Charter School, Inc. Project
Series 2016A, 5.00%, 9/1/36, Continuously Callable @ 100	500,000	515,815
Series 2016A, 5.00%, 9/1/46, Continuously Callable @ 100	545,000	555,846
		1,071,661
District of Columbia (1.7%):
District of Columbia Tobacco Settlement Financing Corp., 6.50%, 5/15/33	1,465,000	1,722,943
Florida (12.7%):
Highland County Health Facilities Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt, Series 2008B, 6.00%, 11/15/37, Continuously Callable @ 100	1,600,000	1,770,000
Miami-Dade County Health Facilities Authority Hospital Revenue Refunding Bonds, Miami Children's Hospital Project
Series 2010A, 6.13%, 8/1/42, Continuously Callable @ 100	1,895,000	2,129,014
Series 2011, 5.88%, 8/1/42, Continuously Callable @ 100	975,000	1,095,676
Osceola County Expressway System Revenue Bonds, Poinciana Parkway Project, Series 2014A, 5.38%, 10/1/47, Continuously Callable @ 100	1,500,000	1,536,570

See notes to financial statements.

Victory Portfolios High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Sumter County Village Community Development District No. 10 Special Assessment Revenue Bonds, Series 2014, 5.75%, 5/1/31, Continuously Callable @ 100	$1,445,000	$1,612,273
Sumter County Village Community Development District No. 8 Special Assessment Refunding Revenue Bonds, Series 2010, 6.13%, 5/1/39, Continuously Callable @ 100	1,965,000	2,179,382
Sumter County Village Community Development District No. 8 Special Assessment Revenue Bonds, Series 2010, 6.13%, 5/1/40, Continuously Callable @ 100	2,025,000	2,245,928
		12,568,843
Illinois (10.4%):
Chicago General Obligation Bonds, Series 2012A, 5.00%, 1/1/33, Continuously Callable @ 100	575,000	540,598
Chicago General Obligation Refunding Bonds, Series 2015C, 5.00%, 1/1/38, Continuously Callable @ 100	1,000,000	909,240
Chicago O'Hare International Airport Revenue Bonds, Series 2011A, 5.75%, 1/1/39, Continuously Callable @ 100	1,500,000	1,689,450
Illinois Finance Authority Revenue & Refunding Bonds, Roosevelt University Project, Series 2009, 6.50%, 4/1/44, Continuously Callable @ 100	755,000	770,070
Illinois General Obligation Bonds
Series June 2013, 5.50%, 7/1/25, Continuously Callable @ 100	1,000,000	1,055,150
Series June 2013, 5.50%, 7/1/33, Continuously Callable @ 100	1,000,000	1,023,520
Series June 2013, 5.50%, 7/1/38, Continuously Callable @ 100	1,250,000	1,269,050
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Refunding Bonds, Series 2010B2, 5.00%, 6/15/50, Continuously Callable @ 100	3,055,000	3,071,221
		10,328,299
Indiana (0.9%):
Indiana Health & Educational Facilities Financing Authority Hospital Revenue, 5.50%, 3/1/37, Continuously Callable @ 100	920,000	926,606
Kentucky (3.3%):
Kentucky Economic Development Finance Authority Hospital Revenue Bonds, Owensboro Medical Health System, Inc.
Series 2010, 6.50%, 3/1/45, Continuously Callable @ 100	1,500,000	1,614,255
Series 2010 B, 6.38%, 3/1/40, Continuously Callable @ 100	1,500,000	1,610,820
		3,225,075
Maryland (1.7%):
Gaithersburg, Asbury Maryland Obligated Group Economic Development Refunding Revenue Bonds, Series 2009B, 6.00%, 1/1/23, Continuously Callable @ 100	1,500,000	1,636,710
Massachusetts (2.4%):
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J
Series 2011, 5.63%, 7/1/28, Continuously Callable @ 100	630,000	680,545
Series 2011, 5.63%, 7/1/29, Continuously Callable @ 100	1,270,000	1,370,254
Series 2011, 5.63%, 7/1/33, Continuously Callable @ 100	320,000	341,984
		2,392,783

See notes to financial statements.

Victory Portfolios High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Michigan (0.7%):
Michigan Housing Development Authority Single-Family Homeownership Revenue Bonds, Series 2010 C, 5.50%, 12/1/28, Continuously Callable @ 100	$625,000	$650,406
New Jersey (4.6%):
New Jersey Economic Development Authority Revenue Bonds, Provident Group — Montclair Properties LLC — Montclair State University Student Housing Project, 5.88%, 6/1/42, Continuously Callable @ 100	2,000,000	2,146,520
New Jersey Economic Development Authority School Facilities Construction Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @ 100	1,000,000	1,061,560
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.75%, 12/1/28, Continuously Callable @ 100	1,210,000	1,319,166
		4,527,246
New Mexico (4.0%):
Farmington Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico, San Juan Project
Series 2010 D, 5.90%, 6/1/40, Continuously Callable @ 100	2,000,000	2,196,580
Series 2010 F, 6.25%, 6/1/40, Continuously Callable @ 100	1,600,000	1,778,064
		3,974,644
New York (7.8%):
Hempstead Local Development Corp. Revenue Bonds, Molloy College, Series 2009, 5.75%, 7/1/39, Continuously Callable @ 100	1,500,000	1,594,140
New York, TSASC, Inc. Tobacco Settlement Bonds, Series 1, 5.13%, 6/1/42, Continuously Callable @ 100	4,800,000	4,468,127
Port Authority of New York & New Jersey Special Project Bonds, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/1/36, Continuously Callable @ 100	1,500,000	1,709,430
		7,771,697
Ohio (3.1%):
Bowling Green Student Housing Revenue, CFP I LLC Bowling Green State University Project, Series 2010, 6.00%, 6/1/45, Continuously Callable @ 100	1,500,000	1,576,515
Richfield Joint Recreation District General Obligation Recreational Facilities Improvement Bonds, Series 2015, 5.25%, 12/1/42, Continuously Callable @ 100	1,500,000	1,520,190
		3,096,705
Oklahoma (3.5%):
Oklahoma Development Finance Authority Continuing Care Retirement Community Revenue Refunding Bonds, Inverness Village Community, Series 2012, 6.00%, 1/1/32, Continuously Callable @ 100	1,885,000	1,919,043
Tulsa County Industrial Authority Senior Living Community Revenue Bonds, Montereau, Inc. Project, Series 2010 A, 7.25%, 11/1/40, Continuously Callable @ 100	1,500,000	1,575,765
		3,494,808
Pennsylvania (6.3%):
Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group Refunding Revenue Bonds, Series 2010, 6.00%, 1/1/30, Continuously Callable @ 100	1,300,000	1,369,940

See notes to financial statements.

Victory Portfolios High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project Revenue Bonds, Series 2009, 6.13%, 1/1/29, Continuously Callable @ 100	$150,000	$160,788
Dauphin County General Authority Health Systems System Revenue, 6.00%, 6/1/36, Continuously Callable @ 100	230,000	251,383
Northampton County General Purpose Authority Pennsylvania College Revenue Bonds, Moravian College Project, Series 2016, 5.00%, 10/1/40, Continuously Callable @ 100	1,200,000	1,262,280
Pennsylvania Turnpike Commission Revenue Bonds, Series 2011 A, 5.63%, 12/1/31, Continuously Callable @ 100	1,500,000	1,693,035
Philadelphia School District, General Obligation Bonds, Series 2015A, 5.00%, 9/1/35, STATE AID WITHHOLDING, Continuously Callable @ 100	1,400,000	1,473,234
		6,210,660
Rhode Island (1.7%):
Rhode Island & Providence Plantations General Obligations Bonds, Series 2011 A, 5.50%, 8/1/31, Continuously Callable @ 100	1,500,000	1,724,025
South Carolina (1.7%):
Lancaster County, Walnut Creek Improvement District Assessment Refunding Revenue Bonds, Series 2016A-1, 5.00%, 12/1/37, Continuously Callable @ 100	1,675,000	1,703,274
South Dakota (1.0%):
Oglala Sioux Tribe, 5.00%, 10/1/22, Callable 10/1/17 @ 100	1,000,000	980,880
Tennessee (1.6%):
Johnson City Health & Educational Facilities Board, Hospital Refunding Revenue Bonds, Tennessee Mountain States Health Alliance, Series 2010A, 5.63%, 7/1/30, Continuously Callable @ 100	1,500,000	1,615,575
Texas (7.0%):
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, LBJ Infrastructure Group IH-635 — Managed Lanes Project, Series 2010, 7.50%, 6/30/33, Continuously Callable @ 100	2,000,000	2,319,520
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners LLC — North Tarrant Express Managed Lanes Project Series 2009, 7.50%, 12/31/31, Continuously Callable @ 100	1,500,000	1,734,885
Series 2009, 6.88%, 12/31/39, Continuously Callable @ 100	1,500,000	1,699,905
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners Segments 3 LLC — Segments 3A & 3B Facility, Series 2013, 7.00%, 12/31/38, Continuously Callable @ 100	1,000,000	1,138,630
		6,892,940
Utah (1.1%):
Utah Charter School Finance Authority Revenue Bonds, Spectrum Academy, 6.00%, 4/15/45, Continuously Callable @ 100	1,080,000	1,105,628
Vermont (1.0%):
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, Champlain College Project, Series 2016A, 5.00%, 10/15/46, Continuously Callable @ 100	1,000,000	1,017,730

See notes to financial statements.

Victory Portfolios High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Virginia (2.2%):
Alexandria Industrial Development Authority Residential Care Facilities Mortgage Revenue, Goodwin House, Inc., Series 2015, 5.00%, 10/1/50, Continuously Callable @ 100	$1,000,000	$1,043,810
Virginia Small Business Financing Authority Refunding Revenue Bonds, Hampton University, Series 2014, 5.25%, 10/1/29, Continuously Callable @ 100	1,000,000	1,161,810
		2,205,620
Wisconsin (1.7%):
Public Finance Authority Lease Development Revenue Bonds, KU Campus Development Corp. — Central District Development Project, Series 2016, 5.00%, 3/1/41, Continuously Callable @ 100	1,500,000	1,660,020
Total Municipal Bonds (Cost $90,632,512)		94,808,578
Total Investments (Cost $90,632,512) — 95.7%		94,808,578
Other assets in excess of liabilities — 4.3%		4,299,850
NET ASSETS — 100.00%		$99,108,428

AMT — Alternative Minimum Tax

LLC — Limited Liability Co.

See notes to financial statements.

Victory Portfolios Floating Rate Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Convertible Corporate Bonds (0.8%)
Energy (0.8%):
Comstock Resources, Inc., 6.29%, 4/1/19, Callable 2/6/17 @ 101.94	$8,000,000	$6,960,000
Total Convertible Corporate Bond (Cost $4,264,330)		6,960,000
Senior Secured Loans (85.9%)
Accuvant, Inc., Term Loan B, 6.25%, 1/28/22, Callable 2/7/17 @ 100 (a)	5,364,880	5,373,840
Admi Corp., Term Loan B, 5.25%, 4/30/22, Callable 2/7/17 @ 100 (a)	10,835,000	10,902,719
Albertsons Companies, Inc., Term Loan B5, 4.00%, 12/22/22, Callable 2/7/17 @ 101 (a)	6,965,044	7,052,107
American Airlines, Inc., Term Loan B, 3.25%, 6/27/20, Callable 2/7/17 @ 100 (a)	8,416,093	8,453,376
Apex Tool Group LLC, Term Loan B, 4.50%, 2/1/20, Callable 2/7/17 @ 100 (a)	7,472,918	7,398,189
Asurion LLC, Term Loan B, 5.00%, 8/4/22, Callable 2/7/17 @ 100 (a)	6,329,375	6,410,075
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20, Callable 2/7/17 @ 100 (a)	4,300,744	3,728,229
Bass Pro Group LLC, Term Loan B, 4.00%, 6/5/20, Callable 2/7/17 @ 100 (a)	1,587,767	1,581,813
Berry Plastics Group, Inc., Term Loan D, 3.50%, 2/8/20, Callable 2/7/17 @ 100 (a)	9,013,953	9,075,428
BJ's Wholesale Club, Inc., New 2nd Lien Term Loan, 8.50%, 3/31/20, Callable 2/7/17 @ 100 (a)	14,928,550	15,090,225
Blount International, Inc., USD Term Loan, 7.25%, 4/12/23, Callable 2/7/17 @ 101 (a)	8,483,750	8,557,983
BRP, Inc., Term Loan B, 3.75%, 6/30/23, Callable 2/7/17 @ 100 (a)	12,051,557	12,160,744
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20, Callable 2/7/17 @ 100 (a)	3,019,444	3,045,865
Builders FirstSource, Inc., Term Loan B, 4.75%, 7/31/22, Callable 2/7/17 @ 101 (a)	7,794,167	7,860,417
Charter Communications Operating LLC, Term Loan F, 3.00%, 1/3/21, Callable 2/7/17 @ 100 (a)	10,113,943	10,153,286
Communications Sales & Leasing, Inc., Term Loan B, 4.50%, 10/24/22, Callable 2/7/17 @ 101 (a)	10,746,045	10,891,117
USI, Inc., Term Loan B, 4.25%, 12/27/19, Callable 2/7/17 @ 100 (a)	11009,924	11,055,837
Concentra, Inc., Term Loan B, 4.00%, 6/1/22, Callable 2/7/17 @ 100 (a)	4,962,217	4,974,622
DTI Holdco, Inc., 2016 Term Loan B, 6.25%, 9/30/23, Callable 2/7/17 @ 101 (a)	8,279,250	8,155,061
The Dayton Power & Light Co., Term Loan B, 4.00%, 8/24/22, Callable 2/7/17 @ 101 (a)	2,000,000	2,023,760
Dell International LLC, Term Loan B, 4.00%, 9/7/23, Callable 2/7/17 @ 101 (a)	11,000,000	11,181,170
Deluxe Entertainment Services Group, Inc., Term Loan B, 6.50%, 2/28/20, Callable 2/7/17 @ 100 (a)	10,315,609	10,298,382
Dole Food Co., Inc., Term Loan B, 4.52%, 11/1/18, Callable 2/7/17 @ 100 (a)	9,919,086	9,971,161

See notes to financial statements.

Victory Portfolios Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
ESH Hospitality, Inc., Term Loan B, 3.75%, 8/30/23, Callable 2/7/17 @ 101 (a)	$2,294,250	$2,319,693
GCA Merger Sub, Inc., Term Loan B, 5.87%, 3/1/23, Callable 2/7/17 @ 100 (a)	4,922,330	4,974,654
First Data Corp., Term Loan C, 3.58%, 7/10/22, Callable 2/7/17 @ 101 (a)	10,668,322	10,777,246
Gates Global LLC, Term Loan B, 4.25%, 7/6/21, Callable 2/7/17 @ 100 (a)	10,517,183	10,517,183
Generac Power Systems, Inc., Term Loan B, 3.60%, 10/28/23, Callable 2/7/17 @ 101 (a)	13,273,865	13,365,190
Genoa A Qol Healthcare Co. LLC, Term Loan, 4.75%, 10/28/23, Callable 2/7/17 @ 101 (a)	5,985,000	6,044,850
Grande Communications, Inc., Term Loan B, 4.50%, 5/31/20, Callable 2/7/17 @ 100 (a)	12,612,989	12,688,666
Hertz Corp., Term Loan B1, 3.50%, 6/30/23, Callable 2/7/17 @ 100 (a)	2,992,481	3,000,890
Hilton Worldwide Finance LLC, Term Loan B1, 3.50%, 10/25/20 (a)	446,975	450,636
Hilton Worldwide Finance LLC, Term Loan B2, 3.03%, 10/25/23, Callable 2/7/17 @ 101 (a)	8,156,197	8,243,876
Hub International Ltd., Term Loan B, 4.00%, 10/2/20, Callable 2/7/17 @ 100 (a)	8,178,656	8,236,315
Immucor, Inc., Term Loan B2, 5.00%, 8/17/18, Callable 2/7/17 @ 100 (a)	9,303,782	8,978,150
JELD-WEN, Inc., Consolidated Term Loan B, 4.75%, 7/1/22, Callable 2/7/17 @ 101 (a)	10,733,068	10,853,815
KIK Custom Products, Inc., Term Loan B, 6.00%, 8/26/22, Callable 2/7/17 @ 100 (a)	10,852,575	10,933,970
Kindred Healthcare, Inc., Term Loan B, 4.25%, 4/9/21, Callable 2/7/17 @ 100 (a)	10,504,799	10,482,949
US LBM Holdings LLC, 1st Lien Term Loan, 6.25%, 8/20/22, Callable 2/7/17 @ 100 (a)	8,030,999	7,954,705
Landry's, Inc., 2016 Term Loan B, 4.00%, 10/4/23, Callable 2/7/17 @ 101 (a)	7,500,000	7,568,325
Infor (US), Inc., Term Loan B5, 3.75%, 6/3/20, Callable 2/7/17 @ 100 (a)	4,920,221	4,924,305
Leslie's Poolmart, Inc., Term Loan B, 5.25%, 8/16/23, Callable 2/7/17 @ 101 (a)	6,982,500	7,056,724
Level 3 Financing, Inc., Term Loan BIII, 4.00%, 8/1/19, Callable 2/7/17 @ 100 (a)	11,000,000	11,145,750
MKS Instruments, Inc., Term Loan B2, 3.50%, 4/29/23, Callable 2/7/17 @ 101 (a)	4,820,035	4,868,235
MPH Acquisition Holdings LLC, Term Loan B, 5.00%, 6/7/23, Callable 2/7/17 @ 101 (a)	2,783,862	2,830,102
Manitowoc Foodservice, Inc., Term Loan B, 5.75%, 3/3/23, Callable 2/7/17 @ 101 (a)	9,730,769	9,864,567
MGOC, Inc., Term Loan B, 4.00%, 7/31/20, Callable 2/7/17 @ 100 (a)	10,198,502	10,200,134
Monitronics International, Inc., Term Loan B2, 6.50%, 9/30/22, Callable 2/7/17 @ 102 (a)	5,236,875	5,281,074
NBTY, Inc., Term Loan B, 5.00%, 5/5/23, Callable 2/7/17 @ 100 (a)	7,960,000	8,017,232
Navistar, Inc., Term Loan B, 6.50%, 8/7/20, Callable 2/7/17 @ 101 (a)	6,079,270	6,149,182
Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 4.25%, 10/25/20, Callable 2/7/17 @ 100 (a)	9,346,896	8,101,422

See notes to financial statements.

Victory Portfolios Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
CSC Holdings LLC, Term Loan B, 3.88%, 10/31/24, Callable 2/7/17 @ 101 (a)	$6,907,895	$6,975,523
Aspen Merger Sub, Inc./Outerwall, Inc., 1st Lien Term Loan, 5.25%, 8/19/22, Callable 2/7/17 @ 101 (a)	4,189,500	4,248,404
Aspen Merger Sub, Inc./Outerwall, Inc., 2nd Lien Term Loan, 9.75%, 9/26/24, Callable 2/7/17 @ 102 (a)	4,800,000	4,808,016
PETCO Animal Supplies, Inc., 2016 Term Loan B2, 5.14%, 1/26/23, Callable 2/7/17 @ 100 (a)	3,925,000	3,944,625
PetSmart, Inc., Term Loan B, 4.00%, 3/10/22, Callable 2/7/17 @ 100 (a)	9,773,122	9,797,555
nThrive, Inc., Term Loan B, 6.50%, 10/20/22, Callable 2/7/17 @ 101 (a)	9,950,000	10,061,938
Prospect Medical Holdings, Inc., Term Loan B, 7.00%, 6/30/22 (a)	9,950,000	9,775,875
Quikrete Holdings, Inc., 1st Lien Term Loan, 11/3/23 (a)	8,000,000	8,073,360
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 4/30/18 (a)	9,659,005	9,692,811
Reynolds Group Holdings, Inc., 2016 USD Term Loan, 4.25%, 2/5/23, Callable 2/7/17 @ 101 (a)	9,217,939	9,331,043
Scientific Games International, Inc., Term Loan B1, 6.00%, 10/18/20, Callable 2/7/17 @ 100 (a)	5,602,559	5,673,768
Scientific Games International, Inc., Term Loan B2, 6.00%, 10/1/21, Callable 2/7/17 @ 100 (a)	3,816,098	3,861,433
Select Medical Corp., Term Loan E, 6.00%, 6/1/18, Callable 2/7/17 @ 100 (a)	625,318	633,654
Select Medical Corp., Term Loan F, 6.01%, 3/3/21, Callable 2/7/17 @ 100 (a)	5,955,000	6,034,380
Station Casinos LLC, Term Loan B, 3.75%, 6/8/23, Callable 2/7/17 @ 101 (a)	9,950,000	10,068,205
Surgical Care Affiliates LLC, Term Loan B, 3.75%, 3/17/22, Callable 2/7/17 @ 100 (a)	9,825,375	9,880,692
Ti Group Automotive Systems LLC, Term Loan B, 4.50%, 6/30/22, Callable 2/7/17 @ 100 (a)	4,962,312	5,015,061
Tecomet, Inc., Term Loan B, 5.75%, 12/5/21, Callable 2/7/17 @ 100 (a)	10,695,556	10,695,556
Tecomet, Inc., 2nd Lien Term Loan, 9.50%, 12/5/22, Callable 2/7/17 @ 101 (a)	5,000,000	4,750,000
TransUnion LLC, Term Loan B2, 3.50%, 4/9/21, Callable 2/7/17 @ 100 (a)	10,500,167	10,584,589
Tribune Media Co., Term Loan B, 3.75%, 12/27/20, Callable 2/7/17 @ 100 (a)	10,562,135	10,638,710
Axalta Coating Systems Ltd., Term Loan B1, 3.75%, 2/1/20, Callable 2/7/17 @ 101 (a)	8,703,114	8,784,749
Univision Communications, Inc., Term Loan C4, 4.00%, 3/1/20, Callable 2/7/17 @ 100 (a)	9,936,995	9,986,680
New Millennium Holdco, Inc. (b)	207,152	246,097
WMG Acquisition Corp., New Term Loan, 3.75%, 11/1/23, Callable 2/7/17 @ 101 (a)	11,814,034	11,905,120
WD Wolverine Holdings LLC, 1st Lien Term Loan B, 9/13/23 (a)	5,000,000	4,843,750
WD Wolverine Holdings LLC, 2nd Lien Term B, 9/13/23 (a)	9,000,000	8,651,250
DTI Holdco, Inc., Term Loan B, 4.50%, 10/6/23 (a)	5,433,962	5,481,509
Yankee Cable Acquistion LLC, Term Loan B, 4.25%, 3/1/20, Callable 2/7/17 @ 100 (a)	10,403,239	10,407,609
Air Canada, Term Loan B, 10/6/23 (a)	3,000,000	3,018,120
Press Ganey, 2nd Lien Term Loan, 10/21/23 (a)	3,000,000	3,015,000
Ardagh Group, Term Loan B, 12/17/21 (a)	4,000,000	4,041,000

See notes to financial statements.

Victory Portfolios Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Genoa A Qol Healthcare Co. LLC, 9.00%, 10/28/24 (a)	$3,000,000	$2,985,000
Tessera Technologies, Inc., 4.00%, 11/7/23 (a)	9,400,000	9,476,422
Bass Pro Group LLC, Term Loan B, 5.97%, 11/15/23 (a)	12,500,000	12,375,000
Telesat Canada, Term Loan B, 4.50%, 11/10/23 (a)	10,972,500	11,113,058
Radiate Holdco LLC, Term Loan, 12/9/23 (a)	15,000,000	15,091,649
Virgin Media, Term Loan I, 1/31/25 (a)	9,500,000	9,536,860
Casa Systems, Inc., Term Loan B, 12/15/23 (a)	9,000,000	9,000,000
1011778 BC ULC, Term Loan B2, 3.75%, 12/12/21, Callable 2/7/17 @ 100 (a)	12,156,888	12,255,723
Avago Technolgies Cayman Finance Ltd., Term Loan B3, 3.70%, 2/1/23, Callable 2/2/17 @ 100 (a)	7,403,310	7,505,106
Fly Funding II Sarl, Term Loan B, 3.64%, 8/9/19, Callable 2/7/17 @ 100 (a)	9,285,974	9,346,890
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21, Callable 2/7/17 @ 100 (a)	6,946,565	6,879,600
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 5.25%, 7/7/22 (a)	7,900,000	7,944,477
PCI Pharma Services, 2nd Lien Term Loan, 9.75%, 6/24/24 (a)	6,800,000	6,664,000
Safway Group Holding LLC, Term Loan B, 5.75%, 8/19/23 (a)	9,975,000	10,112,156
Gulf Finance LLC, Term Loan B, 6.25%, 8/25/23 (a)	7,980,000	7,999,950
Chesapeake Energy Corp., Term Loan, 8.50%, 8/23/21 (a)	10,500,000	11,414,340
Air Canada, Term Loan B, 3.61%, 9/21/23 (a)	5,800,000	5,835,032
Press Ganey Holdings, Inc., 2nd Lien Term Loan, 8.25%, 9/20/24 (a)	2,000,000	2,030,000
ADS Waste Holdings, Inc., Term Loan B2, 3.50%, 10/9/19 (a)	8,537,499	8,606,910
DPx Holdings BV, Term Loan B, 4.25%, 3/11/21, Callable 2/7/17 @ 100 (a)	9,579,494	9,643,390
Total Senior Secured Loans (Cost $795,465,215)		801,966,891
Corporate Bonds (11.0%)
Consumer Discretionary (2.2%):
Golden Nugget Escrow, Inc., 8.50%, 12/1/21, Callable 12/1/17 @ 104	10,000,000	10,625,000
Ti Group Automotive Systems LLC, 8.75%, 7/15/23, Callable 7/15/18 @ 104	5,000,000	5,225,000
Universal Hospital Services, Inc., 7.63%, 8/15/20, Callable 2/6/17 @ 104	5,000,000	4,950,000
		20,800,000
Consumer Staples (1.2%):
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23, Callable 8/15/18 @ 107	3,000,000	2,992,500
NBTY, Inc., 7.63%, 5/15/21, Callable 5/15/18 @ 104	7,890,000	8,166,150
		11,158,650
Energy (1.2%):
Calumet Specialty Products Partners LP, 6.50%, 4/15/21, Callable 4/15/17 @ 103	6,000,000	5,085,000
Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 1/15/20 @ 106	500,000	510,000
Noble Holding International, Ltd., 7.75%, 1/15/24, Callable 10/15/23 @ 100	5,500,000	5,173,300
		10,768,300

See notes to financial statements.

Victory Portfolios Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Health Care (2.2%):
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 5/15/17 @ 103	$6,000,000	$5,325,000
Select Medical Corp., 6.38%, 6/1/21, Callable 2/6/17 @ 105	6,500,000	6,500,000
Surgery Center Holdings, Inc., 8.88%, 4/15/21, Callable 4/15/18 @ 107	8,000,000	8,520,000
		20,345,000
Industrials (0.3%):
StandardAero Business Aviation Services LLC, 10.00%, 7/15/23, Callable 7/15/18 @ 108	3,000,000	3,157,500
Information Technology (0.9%):
Infor (US), Inc., 6.50%, 5/15/22, Callable 5/15/18 @ 103	8,000,000	8,340,000
Materials (0.4%):
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.16%, 5/15/21, Callable 5/15/17 @ 102 (a)	3,000,000	3,090,000
7.25%, 5/15/24, Callable 5/15/19 @ 105	500,000	526,875
		3,616,875
Telecommunication Services (2.7%):
Sprint Corp. 7.88%, 9/15/23	10,000,000	10,675,000
7.63%, 2/15/25, Callable 11/15/24 @ 100	5,000,000	5,256,250
Windstream Corp., 6.38%, 8/1/23, Callable 2/1/18 @ 103	10,000,000	8,925,000
		24,856,250
Total Corporate Bonds (Cost $99,546,916)		103,042,575
Total Investments (Cost $899,276,461) — 97.7%		911,969,466
Other assets in excess of liabilities — 2.3%		21,575,577
NET ASSETS — 100.00%		$933,545,043

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

(b)  Non-income producing security.

LLC — Limited Liability Co.

LP — Limited Partnership

PLC — Public Liability Co.

ULC — Unlimited Liability Co.

See notes to financial statements.

Victory Portfolios Strategic Income Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Asset Backed Securities (1.4%)
Dominos Pizza Master Issuer LLC, Series 12-1A, Class A2, 5.22%, 1/25/42	$459,780	$468,959
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2, 4.21%, 10/15/42, Callable 10/15/18 @ 100	440,964	442,334
Total Asset Backed Securities (Cost $900,744)		911,293
Collateralized Mortgage Obligations (2.1%)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a)	450,000	455,889
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 6.11%, 4/17/45 (a)	40,553	40,491
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-6D12, Class AM, 6.04%, 2/15/51 (a)	450,000	460,371
Morgan Stanley BAML Trust, Series 2013-C11, Class A2, 3.09%, 8/15/46	340,761	346,463
Total Collateralized Mortgage Obligations (Cost $1,404,097)		1,303,214
Residential Mortgage Backed Securities (5.1%)
Bank of America Mortgage Securities, Inc., Series 03-J, Class 2A2, 3.52%, 11/25/33, Callable 1/25/17 @ 100 (a)	167,752	167,509
Bank of America Funding Corp., Series 04-2, Class 1CB1, 5.75%, 9/20/34, Callable 1/20/29 @ 100	134,998	139,637
Bear Stearns Alt-A Trust, Series 03-3, Class 2A, 3.06%, 10/25/33, Callable 1/25/17 @ 100 (a)	271,550	269,643
Countrywide Home Loans, Inc., Series 04-5, Class 2A9, 5.25%, 5/25/34, Callable 1/25/17 @ 100	189,604	190,048
Chase Mortgage Finance Corp., Series 07-A1, Class 2A1, 3.09%, 2/25/37, Callable 2/25/25 @ 100 (a)	91,125	90,941
Chase Mortgage Finance Corp., Series 07-A1, Class 9A1, 3.03%, 2/25/37, Callable 11/25/32 @ 100 (a)	112,182	111,020
Credit Suisse First Boston Mortgage Securities Corp., Series 03-8, Class 2A1, 5.00%, 4/25/18, Callable 1/25/17 @ 100	6,230	6,290
Duetsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 07-AR3, Class 2A2B, 1.00%, 6/25/37, Callable 6/25/20 @ 100 (a)	339,372	313,627
GSR Mortgage Loan Trust, Series 04-15F, Class 5A1, 5.50%, 1/25/20, Callable 4/25/18 @ 100	45,563	44,737
JPMorgan Mortgage Trust, Series 04-S2, Class 1A3, 4.75%, 11/25/19, Callable 8/25/17 @ 100	30,214	30,664
JPMorgan Mortgage Trust, Series 05-A1, Class 6T1, 3.15%, 2/25/35, Callable 1/25/17 @ 100 (a)	66,062	65,004
MASTR Asset Securitization Trust, Series 03-5, Class 2A1, 5.00%, 6/25/18, Callable 1/25/17 @ 100	21,427	22,113
MASTR Adjustable Rate Mortgage Trust, Series 04-13, Class 2A1, 3.05%, 4/21/34, Callable 5/21/19 @ 100 (a)	119,857	122,723
Morgan Stanley Mortgage Loan Trust, Series 04-1, Class 1A9, 4.50%, 11/25/18, Callable 8/25/22 @ 100	8,117	8,157

See notes to financial statements.

Victory Portfolios Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Prime Mortgage Trust, Series 04-2, Class A2, 4.75%, 11/25/19, Callable 1/25/17 @ 100	$26,845	$26,902
Residential Funding Mortgage Securities I, Inc., Series 05-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/17 @ 100	22,012	22,201
RAAC Series, Series 05-SP1, Class 1A5, 5.00%, 9/25/34, Callable 1/25/17 @ 100	32,554	32,712
Structured Asset Securities Corp., Series 04-20, Class 7A1, 5.25%, 11/25/34, Callable 1/25/17 @ 100	79,788	80,675
Structured Asset Securities Corp., Series 04-21XS, Class 2A6A, 4.74%, 12/25/34, Callable 1/25/17 @ 100 (a)	1,830	1,858
Structured Adjustable Rate Mortgage Loan Trust, Series 04-5, Class 3A1, 3.18%, 5/25/34, Callable 1/25/17 @ 100 (a)	195,038	197,112
Wells Fargo Mortgage Backed Securities Trust, Series 04-O, Class A1, 3.18%, 8/25/34, Callable 1/25/17 @ 100 (a)	121,019	122,669
Wells Fargo Mortgage Backed Securities Trust, Series 04-EE, Class 2A1, 3.03%, 12/25/34, Callable 1/25/17 @ 100 (a)	180,423	181,658
Wells Fargo Mortgage Backed Securities Trust, Series 04-W, Class A9, 3.00%, 11/25/34, Callable 1/25/17 @ 100 (a)	158,088	159,916
Wells Fargo Mortgage Backed Securities Trust, Series 04-R, Class 2A1, 3.03%, 9/25/34, Callable 1/25/17 @ 100 (a)	151,756	155,227
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR3, Class 2A1, 3.09%, 3/25/35, Callable 1/25/17 @ 100 (a)	201,230	202,384
Wells Fargo Mortgage Backed Securities Trust, Series 04-Y, Class 3A1, 3.03%, 11/25/34, Callable 1/25/17 @ 100 (a)	244,582	245,367
Wells Fargo Mortgage Backed Securities Trust, Series 05-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/17 @ 100	30,904	31,417
Wells Fargo Mortgage Backed Securities Trust, Series 05-6, Class A4, 5.50%, 8/25/35, Callable 1/25/17 @ 100	72,199	74,409
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR12, Class 2A5, 2.97%, 6/25/35, Callable 4/25/17 @ 100 (a)	136,315	139,442
Total Residential Mortgage Backed Securities (Cost $3,197,612)		3,256,062
Senior Secured Loans (5.6%)
Bass Pro Group LLC, Term Loan B, 4.00%, 6/5/20, Callable 2/7/17 @ 100 (a)	451,637	449,943
Immucor, Inc., Term Loan B2, 5.00%, 8/17/18, Callable 2/7/17 @ 100 (a)	948,036	914,855
Kindred Healthcare, Inc., Term Loan B, 4.25%, 4/9/21, Callable 2/7/17 @ 100 (a)	483,819	482,813
Navistar, Inc., Term Loan B, 6.50%, 8/7/20, Callable 2/7/17 @ 101 (a)	690,525	698,466
Select Medical Corp., Term Loan E, 6.00%, 6/1/18, Callable 2/7/17 @ 100 (a)	476,250	482,599
Bass Pro Group LLC, Term Loan B, 5.97%, 11/15/23 (a)	500,000	495,000
Total Senior Secured Loans (Cost $3,537,831)		3,523,676
Corporate Bonds (65.7%)
Consumer Discretionary (8.8%):
Boyd Gaming Corp., 6.88%, 5/15/23, Callable 5/15/18 @ 105	500,000	537,500
Cequel Communications Holdings I LLC, 6.38%, 9/15/20, Callable 2/6/17 @ 103	500,000	515,000

See notes to financial statements.

Victory Portfolios Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
CSC Holdings LLC, 7.63%, 7/15/18	$500,000	$533,750
Discovery Communications, Inc., 5.63%, 8/15/19	250,000	270,085
Hilton Worldwide Finance LLC, 5.63%, 10/15/21, Callable 1/23/17 @ 103	500,000	516,500
MGM Resorts International, 6.63%, 12/15/21	500,000	558,750
Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103	500,000	546,249
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 3/15/25, Callable 9/15/19 @ 103	500,000	523,750
Sinclair Broadcast Group, Inc., 5.63%, 8/1/24, Callable 8/1/19 @ 103	500,000	511,250
Time Warner, Inc., 4.00%, 1/15/22	500,000	519,109
Univision Communications, Inc., 6.75%, 9/15/22, Callable 9/15/17 @ 103	500,000	525,000
		5,556,943
Consumer Staples (0.8%):
Constellation Brands, Inc., 4.25%, 5/1/23	500,000	518,445
Energy (8.3%):
Anadarko Petroleum Corp., 6.95%, 6/15/19	250,000	277,362
Calumet Specialty Products Partners LP, 6.50%, 4/15/21, Callable 4/15/17 @ 103	300,000	254,250
Energy Transfer Partners LP, 6.70%, 7/1/18	1,000,000	1,062,363
EQT Midstream Partners LP, 4.13%, 12/1/26, Callable 9/1/26 @ 100	1,000,000	974,746
Kinder Morgan, Inc., 2.00%, 12/1/17	500,000	500,762
Marathon Oil Corp., 2.80%, 11/1/22, Callable 8/1/22 @ 100	500,000	478,131
Plains All American Pipeline LP 6.13%, 1/15/17	400,000	400,488
3.65%, 6/1/22, Callable 3/1/22 @ 100	500,000	502,760
Suncor Energy, Inc., 6.10%, 6/1/18	250,000	264,684
Tesoro Logistics LP, 6.13%, 10/15/21, Callable 1/23/17 @ 105	500,000	525,000
		5,240,546
Financials (26.9%):
Ally Financial, Inc., 2.75%, 1/30/17	500,000	500,100
Bank of America Corp., 4.25%, 10/22/26	400,000	404,842
BBVA Bancomer SA, 6.01%, 5/17/22, Callable 5/17/17 @ 100 (a)	1,000,000	1,000,000
CIT Group, Inc., 5.25%, 3/15/18	480,000	497,400
Citigroup, Inc. 4.60%, 3/9/26	750,000	775,187
6.25%, 12/29/49, Callable 8/15/26 @ 100 (a)	500,000	514,500
CNA Financial Corp., 7.35%, 11/15/19	500,000	567,062
Cooperatieve Rabobank UA, 3.95%, 11/9/22	500,000	514,360
Credit Suisse AG (New York) Branch, 6.00%, 2/15/18	500,000	520,052
Credit Suisse Group Funding (Guernsey) Ltd., 3.80%, 6/9/23	500,000	499,449
Deutsche Bank AG (London), 1.40%, 2/13/17	314,000	313,899
Deutsche Telekom International Finance BV, 2.25%, 3/6/17	600,000	600,851
Fifth Third Bancorp, 5.45%, 1/15/17	600,000	600,824
General Motors Financial Co., Inc. 2.63%, 7/10/17	500,000	502,704
3.25%, 5/15/18	500,000	506,551
HBOS PLC, 6.75%, 5/21/18	500,000	527,248
HSBC USA, Inc., 5.00%, 9/27/20	500,000	531,187

See notes to financial statements.

Victory Portfolios Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Intesa Sanpaolo SpA, 5.02%, 6/26/24	$1,000,000	$924,185
JPMorgan Chase & Co., 3.38%, 5/1/23	1,000,000	996,418
Morgan Stanley, 5.45%, 1/9/17	500,000	500,246
Petroleos Mexicanos, 5.75%, 3/1/18	235,000	243,049
PNC Financial Services Group, Inc., 5.25%, 1/15/17	750,000	750,844
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	500,000	531,666
Standard Chartered PLC, 3.95%, 1/11/23	500,000	488,615
Svenska Handelsbanken AB, 2.88%, 4/4/17	900,000	904,209
The Bank of Nova Scotia, 2.55%, 1/12/17	500,000	500,133
The Goldman Sachs Group, Inc. 5.95%, 1/18/18	500,000	520,871
5.75%, 1/24/22	500,000	562,108
Toyota Motor Credit Corp., 2.05%, 1/12/17	750,000	750,139
		17,048,699
Health Care (1.6%):
DaVita, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 103	500,000	498,750
HealthSouth Corp., 5.75%, 11/1/24, Callable 11/1/17 @ 103	500,000	506,250
		1,005,000
Industrials (2.0%):
AerCap Ireland Capital Ltd., 3.75%, 5/15/19	500,000	509,375
Aircastle Ltd., 6.25%, 12/1/19	500,000	540,000
United Rentals North America, Inc., 7.63%, 4/15/22, Callable 4/15/17 @ 104	179,000	188,398
		1,237,773
Materials (2.1%):
Anglo American Capital PLC, 2.63%, 9/27/17	750,000	750,000
FMC Corp., 5.20%, 12/15/19	250,000	269,374
Lyondellbasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 @ 100	300,000	316,996
		1,336,370
Real Estate (1.6%):
American Tower Corp., 4.50%, 1/15/18	500,000	513,197
Sabra Health Care LP/Sabra Capital Corp., 5.50%, 2/1/21, Callable 2/6/17 @ 104	500,000	513,750
		1,026,947
Sovereign Bonds (6.1%):
Federal Republic of Brazil 4.88%, 1/22/21	500,000	515,000
2.63%, 1/5/23	500,000	445,000
Republic of Indonesia, 3.70%, 1/8/22	1,000,000	1,002,247
Republic of Turkey, 4.88%, 10/9/26	1,000,000	925,196
Saudi International Bond, 2.38%, 10/26/21	1,000,000	970,936
		3,858,379
Telecommunication Services (6.0%):
AT&T, Inc., 6.30%, 1/15/38	1,000,000	1,136,538
British Telecommunications PLC, 1.25%, 2/14/17	500,000	500,026

See notes to financial statements.

Victory Portfolios Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares or Principal Amount	Value
Frontier Communications Corp., 6.25%, 9/15/21, Callable 6/15/21 @ 100 (c)	$500,000	$473,750
Hughes Satellite Systems Corp., 6.50%, 6/15/19	225,000	244,688
SBA Tower Trust, 2.93%, 12/15/42, Callable 2/6/17 @ 100	500,000	500,518
Verizon Communications, Inc., 4.52%, 9/15/48	1,000,000	958,912
		3,814,432
Utilities (1.6%):
Calpine Corp., 5.38%, 1/15/23, Callable 10/15/18 @ 103	500,000	488,750
EDP Finance BV, 4.90%, 10/1/19	462,000	483,087
		971,837
Total Corporate Bonds (Cost $41,381,623)		41,615,371
U.S. Government Mortgage Backed Agencies (0.2%)
Federal National Mortgage Association 3.50%, 7/1/43	132,488	136,568
Total U.S. Government Mortgage Backed Agencies (Cost $135,812)		136,568
Exchange-Traded Funds (4.9%)
iShares iBoxx $ High Yield Corporate Bond ETF (d)	36,000	3,115,800
Total Exchange-Traded Funds (Cost $3,005,031)		3,115,800
Collateral for Securities Loaned (2.9%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (e)	786,436	786,436
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (e)	1,038,614	1,038,614
Total Collateral for Securities Loaned (Cost $1,825,050)		1,825,050
Total Investments (Cost $55,387,800) — 87.9%		55,687,034
Other assets in excess of liabilities — 12.1%		7,726,989
NET ASSETS — 100.00%		$63,414,023

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

(b)  Rounds to less than $1.

(c)  All or a portion of this security is on loan.

(d)  All or a portion of this security has been designated as collateral for futures contracts.

(e)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

AMT — Alternative Minimum Tax

ETM — Escrowed to Maturity

LLC — Limited Liability Co.

See notes to financial statements.

Victory Portfolios Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2016

Written Options

Exchange-traded options

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
U.S. Bond Future Option	Call	USD	153.00	2/27/2017	55	$(83,359)
U.S. Bond Future Option	Put	USD	153.00	2/27/2017	100	(385,938)
Total (Premiums Received $162,843)						$(469,297)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

At December 31, 2016, the Fund's open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Maturity Date	Implied Credit Spread at December 31, 2016(b)	Notional Amount(c)	Fixed Deal Receive Rate	Value	Premiums Paid	Unrealized Appreciation
CDX North America High Yield Index Swap Agreement; Series 27	Goldman Sachs	12/20/21	3.53%	$6,000,000	5.00%	$382,000	$206,250	$175,750
						$382,000	$206,250	$175,750

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	INCORE Investment Quality Bond Fund	INCORE Low Duration Bond Fund	High Yield Fund
ASSETS:
Investments, at value (Cost $57,913,826, $636,180,201 and $73,463,118)	$57,448,630	$633,882,519	$72,705,212 (a)
Cash and cash equivalents	1,836,947	33,346,348	2,279,420
Deposits with brokers for futures contracts	267,680	1,491,424	—
Deposits with brokers for centrally cleared swap contracts	399,028	2,588,134	—
Interest and dividends receivable	428,743	3,443,742	1,152,576
Receivable for capital shares issued	7,342	1,220,298	22,652
Receivable for investments sold	—	—	2,443,288
Variation margin receivable on open futures contracts	18,656	67,188	—
Variation margin receivable on centrally cleared swap contracts	112	605	—
Receivable from Adviser	12,908	41,770	8,588
Prepaid expenses	37,805	174,083	35,941
Total Assets	60,457,851	676,256,111	78,647,677
LIABILITIES:
Collateral for securities loaned	—	—	2,900,164
Distributions payable	11,357	44,939	237,684
Payable for investments purchased	—	3,465,000	1,645,813
Payable for capital shares redeemed	308,673	2,318,551	42,377
Variation margin payable on open futures contracts	1,031	15,000	—
Payable to Adviser	—	—	3,021
Accrued expenses and other payables:
Investment advisory fees	25,917	260,629	37,497
Administration fees	5,994	49,823	6,638
Custodian fees	22,638	35,957	22,014
Transfer agent fees	23,677	161,768	10,684
Trustees' fees	52	557	60
12b-1 fees	9,315	75,867	16,740
Other accrued expenses	14,800	34,711	16,299
Total Liabilities	423,454	6,462,802	4,938,991
NET ASSETS:
Capital	60,667,305	698,126,543	84,438,455
Accumulated net investment income loss	(66,599)	(584,345)	224
Accumulated net realized losses from investments	(149,640)	(25,921,862)	(9,972,087)
Net unrealized depreciation on investments	(416,669)	(1,827,027)	(757,906)
Net Assets	$60,034,397	$669,793,309	$73,708,686
Net Assets
Class A Shares	$40,509,591	$214,825,321	$25,530,326
Class C Shares	8,914,628	117,544,363	22,497,604
Class R Shares	4,476,909	2,582,755	18,742,294
Class Y Shares	6,133,269	334,840,870	6,938,462
Total	$60,034,397	$669,793,309	$73,708,686
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	4,274,705	21,422,683	4,028,558
Class C Shares	941,447	11,728,650	3,542,425
Class R Shares	471,340	257,630	2,949,642
Class Y Shares	647,900	33,379,555	1,100,210
Total	6,335,392	66,788,518	11,620,835
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.48	$10.03	$6.34
Class C Shares (b)	$9.47	$10.02	$6.35
Class R Shares	$9.50	$10.02	$6.35
Class Y Shares	$9.47	$10.03	$6.31
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.67	$10.23	$6.47

(a)  Includes $2,781,956 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	Tax-Exempt Fund	High Income Municipal Bond Fund	Floating Rate Fund
ASSETS:
Investments, at value (Cost $116,828,687, $90,632,512 and $899,276,461)	$119,896,365	$94,808,578	$911,969,466
Cash and cash equivalents	473,046	3,624,200	61,522,676
Interest and dividends receivable	1,276,759	1,298,148	7,281,463
Receivable for capital shares issued	83,228	104,556	3,345,246
Receivable for investments sold	—	—	4,986,325
Receivable from Adviser	14,791	22,928	164,841
Prepaid expenses	54,023	43,202	218,587
Total Assets	121,798,212	99,901,612	989,488,604
LIABILITIES:
Distributions payable	55,514	44,576	608,956
Payable for investments purchased	—	—	50,938,750
Payable for capital shares redeemed	1,805,119	630,910	3,234,632
Accrued expenses and other payables:
Investment advisory fees	55,005	44,314	514,897
Administration fees	11,395	9,200	66,548
Custodian fees	16,170	15,663	68,094
Transfer agent fees	32,534	19,073	159,479
Trustees' fees	120	99	755
12b-1 fees	21,328	16,896	174,345
Other accrued expenses	13,039	12,453	177,105
Total Liabilities	2,010,224	793,184	55,943,561
NET ASSETS:
Capital	117,510,735	99,958,319	1,087,493,177
Accumulated net investment income	18,432	126,651	37,913
Accumulated net realized losses from investments	(808,857)	(5,152,608)	(166,679,052)
Net unrealized appreciation on investments	3,067,678	4,176,066	12,693,005
Net Assets	$119,787,988	$99,108,428	$933,545,043
Net Assets
Class A Shares	$54,657,571	$32,942,517	$221,022,471
Class C Shares	33,368,705	29,562,949	341,168,583
Class R Shares	—	—	1,318,975
Class Y Shares	31,761,712	36,602,962	370,035,014
Total	$119,787,988	$99,108,428	$933,545,043
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	5,663,019	3,183,321	22,754,110
Class C Shares	3,458,508	2,856,742	35,095,957
Class R Shares	—	—	135,746
Class Y Shares	3,292,416	3,536,380	38,068,031
Total	12,413,943	9,576,443	96,053,844
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.65	$10.35	$9.71
Class C Shares (a)	$9.65	$10.35	$9.72
Class R Shares	$—	$—	$9.72
Class Y Shares	$9.65	$10.35	$9.72
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.85	$10.56	$9.91

(a)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Victory Portfolios	Statement of Assets and Liabilities December 31, 2016
Strategic Income Fund
ASSETS:
Investments, at value (Cost $55,387,800)	$55,687,034 (a)
Cash and cash equivalents	7,384,558
Deposits with brokers for futures contracts	906,000
Deposit with brokers for centrally cleared swap contracts	293,106
Interest and dividends receivable	615,048
Receivable for capital shares issued	757,938
Receivable for investments sold	313,418
Variation margin receivable on centrally cleared swap contracts	142
Receivable from Adviser	26,214
Prepaid expenses	33,878
Total Assets	66,017,336
LIABILITIES:
Written options, at value (Premiums Received $162,843)	469,297
Collateral for securities loaned	1,825,050
Distributions payable	101,022
Payable for capital shares redeemed	105,641
Accrued expenses and other payables:
Investment advisory fees	31,798
Administration fees	5,971
Custodian fees	24,435
Transfer agent fees	14,767
Trustees' fees	52
12b-1 fees	9,502
Other accrued expenses	15,778
Total Liabilities	2,603,313
NET ASSETS:
Capital	64,749,950
Accumulated net investment loss	(308,390)
Accumulated net realized losses from investments	(1,196,067)
Net unrealized appreciation on investments	168,530
Net Assets	$63,414,023
Net Assets
Class A Shares	$37,120,558
Class C Shares	11,546,782
Class R Shares	2,978,932
Class Y Shares	11,767,751
Total	$63,414,023
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,715,034
Class C Shares	1,150,435
Class R Shares	296,584
Class Y Shares	1,184,147
Total	6,346,200
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.99
Class C Shares (b)	$10.04
Class R Shares	$10.04
Class Y Shares	$9.94
Maximum Sales Charge — Class A Shares	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.19

(a)  Includes $1,767,263 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	INCORE Investment Quality Bond Fund	INCORE Low Duration Bond Fund	High Yield Fund
Investment Income:
Dividend income	$2,965	$43,157	$15,449
Interest income	2,182,284	15,707,183	5,296,799
Securities lending income	—	—	649
Total Income	2,185,249	15,750,340	5,312,897
Expenses:
Investment advisory fees	342,589	3,470,903	435,899
Administration fees	16,830	134,690	17,942
12b-1 fees — Class A Shares	118,628	680,309	63,610
12b-1 fees — Class C Shares	100,546	1,380,052	222,206
12b-1 fees — Class R Shares	31,009	18,892	107,668
Custodian fees	52,703	82,520	45,216
Transfer agent fees	80,743	784,898	55,539
Transfer agent fees — Class A Shares	12,823	50,290	4,320
Transfer agent fees — Class C Shares	3,153	28,913	3,586
Transfer agent fees — Class R Shares	868	732	1,405
Transfer agent fees — Class Y Shares	2,230	67,782	2,130
Trustees' fees	5,498	55,098	5,360
State registration and filing fees	57,627	90,923	56,472
Other expenses	36,415	154,527	37,282
Total Expenses	861,662	7,000,529	1,058,635
Expenses waived/reimbursed by Adviser	(150,900)	(261,310)	(128,011)
Net Expenses	710,762	6,739,219	930,624
Net Investment Income	1,474,487	9,011,121	4,382,273
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from securities transactions and foreign currency translations	1,132,189	(4,973,406)	(2,948,230)
Net realized gains from futures transactions	24,363	270,994	—
Net realized gains/losses from credit default swap transactions	68,309	(2,034,416)	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	43,488	11,384,416	8,862,462
Net change in unrealized appreciation/depreciation on futures transactions	19,420	313,622	—
Net change in unrealized appreciation/depreciation on credit default swap transactions	47,929	290,931	—
Net realized/unrealized gains/losses on investments	1,335,698	5,252,141	5,914,232
Change in net assets resulting from operations	$2,810,185	$14,263,262	$10,296,505

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	Tax-Exempt Fund	High Income Municipal Bond Fund	Floating Rate Fund
Investment Income:
Dividend income	$982	$720	$70,484
Interest income	7,053,210	6,298,675	59,166,534
Total Income	7,054,192	6,299,395	59,237,018
Expenses:
Investment advisory fees	861,534	652,895	6,446,769
Administration fees	32,357	26,091	173,280
12b-1 fees — Class A Shares	203,521	120,393	552,281
12b-1 fees — Class C Shares	412,479	361,884	3,669,776
12b-1 fees — Class R Shares	—	—	9,323
Custodian fees	35,450	36,100	129,992
Transfer agent fees	152,073	101,164	969,431
Transfer agent fees — Class A Shares	13,072	7,342	32,089
Transfer agent fees — Class C Shares	8,085	6,809	64,404
Transfer agent fees — Class R Shares	—	—	416
Transfer agent fees — Class Y Shares	9,551	7,781	54,688
Trustees' fees	13,530	9,418	81,894
Audit fees	14,239	13,502	40,624
State registration and filing fees	47,189	56,429	88,560
Commitment fee on line of credit	1,519	1,370	261,006
Other expenses	26,673	18,329	377,615
Total Expenses	1,831,272	1,419,507	12,952,148
Expenses waived/reimbursed by Adviser	(180,936)	(203,869)	(975,208)
Net Expenses	1,650,336	1,215,638	11,976,940
Net Investment Income	5,403,856	5,083,757	47,260,078
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from securities transactions	3,676,227	798,541	(68,821,599)
Net change in unrealized appreciation/depreciation on investments	(10,171,700)	(6,463,483)	134,641,214
Net realized/unrealized gains/losses on investments	(6,495,473)	(5,664,942)	65,819,615
Change in net assets resulting from operations	$(1,091,617)	$(581,185)	$113,079,693

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
Strategic Income Fund
Investment Income:
Dividend income	$130,100
Interest income	1,970,004
Securities lending income	3,665
Total Income	2,103,769
Expenses:
Investment advisory fees	392,341
Administration fees	16,526
12b-1 fees — Class A Shares	94,311
12b-1 fees — Class C Shares	120,821
12b-1 fees — Class R Shares	18,198
Custodian fees	42,383
Transfer agent fees	50,765
Transfer agent fees — Class A Shares	4,872
Transfer agent fees — Class C Shares	3,303
Transfer agent fees — Class R Shares	415
Transfer agent fees — Class Y Shares	2,904
Trustees' fees	4,771
State registration and filing fees	68,186
Other expenses	35,944
Total Expenses	855,740
Expenses waived/reimbursed by Adviser	(162,999)
Net Expenses	692,741
Net Investment Income	1,411,028
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	21,894
Net realized losses from futures transactions	113,007
Net realized gains from credit default swap transactions	330,977
Net realized gains from written options	139,243
Net change in unrealized appreciation/depreciation on investments	1,882,816
Net change in unrealized appreciation/depreciation on futures transactions	13,833
Net change in unrealized appreciation/depreciation on credit default swap transactions	303,360
Net change in unrealized appreciation/depreciation on written options	(306,454)
Net realized/unrealized gains on investments	2,498,676
Change in net assets resulting from operations	$3,909,704

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	INCORE Investment Quality Bond Fund		INCORE Low Duration Bond Fund		High Yield Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$1,474,487	$2,582,179	$9,011,121	$11,710,333	$4,382,273	$5,167,261
Net realized gains/losses from investment transactions	1,224,861	1,265,790	(6,736,828)	(3,235,190)	(2,948,230)	(6,594,288)
Net change in unrealized appreciation/ depreciation on investments	110,837	(4,276,546)	11,988,969	(3,950,077)	8,862,462	(2,053,129)
Change in net assets resulting from operations	2,810,185	(428,577)	14,263,262	4,525,066	10,296,505	(3,480,156)
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,131,313)	(1,852,997)	(2,721,867)	(4,483,768)	(1,607,874)	(1,937,760)
Class C Shares	(156,433)	(294,581)	(339,073)	(1,039,378)	(1,237,779)	(1,404,141)
Class R Shares	(100,871)	(189,722)	(20,185)	(41,616)	(1,106,601)	(1,194,215)
Class Y Shares	(150,982)	(221,669)	(4,379,496)	(5,774,991)	(430,136)	(657,103)
From net realized gains:
Class A Shares	(1,002,923)	(1,215,278)	—	—	—	—
Class C Shares	(220,878)	(271,459)	—	—	—	—
Class R Shares	(109,966)	(148,130)	—	—	—	—
Class Y Shares	(156,462)	(132,647)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(3,029,828)	(4,326,483)	(7,460,621)	(11,339,753)	(4,382,390)	(5,193,219)
Change in net assets resulting from capital transactions	(13,128,027)	(52,197,781)	(176,450,355)	(131,804,703)	(5,040,124)	(15,550,381)
Capital Contribution from Prior Custodian, Net (See Note 7)	—	—	1,395	—	—	—
Change in net assets	(13,347,670)	(56,952,841)	(169,646,319)	(138,619,390)	873,991	(24,223,756)
Net Assets:
Beginning of period	73,382,067	130,334,908	839,439,628	978,059,018	72,834,695	97,058,451
End of period	$60,034,397	$73,382,067	$669,793,309	$839,439,628	$73,708,686	$72,834,695
Accumulated net investment income loss	$(66,599)	$36,185	$(584,345)	$(92,916)	$224	$—

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	INCORE Investment Quality Bond Fund		INCORE Low Duration Bond Fund		High Yield Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,921,600	$8,938,100	$102,198,678	$144,655,847	$2,979,225	$9,303,139
Distributions reinvested	2,000,397	2,899,276	2,492,533	3,932,750	1,054,870	1,313,170
Cost of shares redeemed	(18,099,390)	(30,335,892)	(206,694,488)	(205,370,573)	(7,196,208)	(15,224,370)
Total Class A Shares	$(11,177,393)	$(18,498,516)	$(102,003,277)	$(56,781,976)	$(3,162,113)	$(4,608,061)
Class C Shares
Proceeds from shares issued	$1,265,856	$3,025,607	$11,005,682	$25,875,734	$1,467,876	$2,104,105
Distributions reinvested	314,356	478,012	275,935	866,989	399,004	509,246
Cost of shares redeemed	(3,133,164)	(7,616,754)	(48,994,305)	(63,406,731)	(3,321,560)	(5,676,514)
Total Class C Shares	$(1,552,952)	$(4,113,135)	$(37,712,688)	$(36,664,008)	$(1,454,680)	$(3,063,163)
Class R Shares
Proceeds from shares issued	$744,562	$1,107,871	$433,703	$751,259	$409,907	$738,865
Distributions reinvested	211,919	328,448	19,651	41,446	186,451	245,567
Cost of shares redeemed	(2,027,280)	(3,279,469)	(1,823,829)	(1,835,102)	(1,376,859)	(1,918,364)
Total Class R Shares	$(1,070,799)	$(1,843,150)	$(1,370,475)	$(1,042,397)	$(780,501)	$(933,932)
Class Y Shares
Proceeds from shares issued	$3,147,811	$4,447,517	$205,871,504	$194,260,903	$2,770,609	$4,481,945
Distributions reinvested	249,883	294,035	3,413,074	4,271,367	239,370	424,604
Cost of shares redeemed	(2,724,577)	(32,484,532)	(244,648,493)	(235,848,592)	(2,652,809)	(11,851,774)
Total Class Y Shares	$673,117	$(27,742,980)	$(35,363,915)	$(37,316,322)	$357,170	$(6,945,225)
Change in net assets resulting from capital transactions	$(13,128,027)	$(52,197,781)	$(176,450,355)	$(131,804,703)	$(5,040,124)	$(15,550,381)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	INCORE Investment Quality Bond Fund		INCORE Low Duration Bond Fund		High Yield Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Share Transactions:
Class A Shares
Issued	503,896	886,786	10,224,814	14,413,062	502,534	1,459,731
Reinvested	207,743	292,218	248,756	391,262	174,319	206,168
Redeemed	(1,846,197)	(3,014,130)	(20,645,205)	(20,462,183)	(1,198,731)	(2,382,836)
Total Class A Shares	(1,134,558)	(1,835,126)	(10,171,635)	(5,657,859)	(521,878)	(716,937)
Class C Shares
Issued	129,519	300,848	1,101,978	2,580,472	246,593	337,018
Reinvested	32,833	48,368	27,589	86,194	65,811	79,573
Redeemed	(319,879)	(763,816)	(4,891,452)	(6,311,072)	(549,649)	(890,588)
Total Class C Shares	(157,527)	(414,600)	(3,761,885)	(3,644,406)	(237,245)	(473,997)
Class R Shares
Issued	75,638	110,151	43,377	74,802	67,797	113,880
Reinvested	22,004	33,103	1,962	4,122	30,700	38,340
Redeemed	(207,606)	(330,500)	(182,270)	(182,777)	(224,610)	(303,919)
Total Class R Shares	(109,964)	(187,246)	(136,931)	(103,853)	(126,113)	(151,699)
Class Y Shares
Issued	318,802	442,814	20,565,692	19,337,275	465,461	699,134
Reinvested	26,040	29,593	340,467	424,913	39,688	66,336
Redeemed	(278,484)	(3,187,755)	(24,414,715)	(23,474,940)	(444,214)	(1,858,298)
Total Class Y Shares	66,358	(2,715,348)	(3,508,556)	(3,712,752)	60,935	(1,092,828)
Change in Shares	(1,335,691)	(5,152,320)	(17,579,007)	(13,118,870)	(824,301)	(2,435,461)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Tax-Exempt Fund		High Income Municipal Bond Fund		Floating Rate Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$5,403,856	$6,002,147	$5,083,757	$4,688,000	$47,260,078	$71,103,359
Net realized gains/ losses from investment transactions	3,676,227	7,357,689	798,541	1,648,789	(68,821,599)	(76,348,996)
Net change in unrealized appreciation/ depreciation on investments	(10,171,700)	(8,366,837)	(6,463,483)	(1,207,242)	134,641,214	(31,829,545)
Change in net assets resulting from operations	(1,091,617)	4,992,999	(581,185)	5,129,547	113,079,693	(37,075,182)
Distributions to Shareholders:
From net investment income:
Class A Shares	(2,679,779)	(2,924,816)	(1,931,517)	(1,971,162)	(10,934,235)	(13,890,409)
Class C Shares	(1,033,193)	(1,151,959)	(1,180,160)	(1,113,825)	(15,326,290)	(20,174,838)
Class R Shares	—	—	—	—	(70,647)	(94,979)
Class Y Shares	(1,690,620)	(1,925,969)	(1,969,878)	(1,604,828)	(20,927,909)	(36,939,773)
From net realized gains:
Class A Shares	(2,266,056)	(1,900,434)	—	—	—	—
Class C Shares	(1,381,164)	(991,459)	—	—	—	—
Class Y Shares	(1,328,142)	(1,209,200)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(10,378,954)	(10,103,837)	(5,081,555)	(4,689,815)	(47,259,081)	(71,099,999)
Change in net assets resulting from capital transactions	(54,458,702)	(39,976,681)	(22,927,962)	6,292,669	(232,622,903)	(642,360,551)
Change in net assets	(65,929,273)	(45,087,519)	(28,590,702)	6,732,401	(166,802,291)	(750,535,732)
Net Assets:
Beginning of period	185,717,261	230,804,780	127,699,130	120,966,729	1,100,347,334	1,850,883,066
End of period	$119,787,988	$185,717,261	$99,108,428	$127,699,130	$933,545,043	$1,100,347,334
Accumulated net investment income loss	$18,432	$18,181	$126,651	$124,449	$37,913	$(36,669)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Tax-Exempt Fund		High Income Municipal Bond Fund		Floating Rate Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$10,138,806	$17,825,644	$9,215,396	$17,569,569	$64,396,034	$64,158,822
Distributions reinvested	4,506,490	4,473,741	1,609,894	1,507,095	8,935,493	11,399,935
Cost of shares redeemed	(45,238,779)	(32,321,126)	(24,557,682)	(21,084,130)	(94,211,709)	(162,610,052)
Total Class A Shares	$(30,593,483)	$(10,021,741)	$(13,732,392)	$(2,007,466)	$(20,880,182)	$(87,051,295)
Class C Shares
Proceeds from shares issued	$2,359,494	$2,061,375	$4,093,711	$4,861,835	$19,074,813	$36,811,813
Distributions reinvested	1,901,050	1,660,105	994,044	942,697	11,978,796	15,603,256
Cost of shares redeemed	(11,172,008)	(12,105,881)	(10,061,795)	(5,761,884)	(113,946,958)	(202,611,653)
Total Class C Shares	$(6,911,464)	$(8,384,401)	$(4,974,040)	$42,648	$(82,893,349)	$(150,196,584)
Class R Shares
Proceeds from shares issued	$—	$—	$—	$—	$187,321	$502,585
Distributions reinvested	—	—	—	—	56,509	87,616
Cost of shares redeemed	—	—	—	—	(945,112)	(842,361)
Total Class R Shares	$—	$—	$—	$—	$(701,282)	$(252,160)
Class Y Shares
Proceeds from shares issued	$10,094,436	$9,145,900	$15,608,704	$25,842,593	$178,391,165	$259,846,001
Distributions reinvested	2,378,287	2,245,730	1,779,253	1,338,153	16,614,913	28,680,637
Cost of shares redeemed	(29,426,478)	(32,962,169)	(21,609,487)	(18,923,259)	(323,154,168)	(693,387,150)
Total Class Y Shares	$(16,953,755)	$(21,570,539)	$(4,221,530)	$8,257,487	$(128,148,090)	$(404,860,512)
Change in net assets resulting from capital transactions	$(54,458,702)	$(39,976,681)	$(22,927,962)	$6,292,669	$(232,622,903)	$(642,360,551)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Tax-Exempt Fund		High Income Municipal Bond Fund		Floating Rate Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Share Transactions:
Class A Shares
Issued	952,157	1,676,372	841,009	1,615,893	6,849,844	6,624,167
Reinvested	444,455	419,876	147,147	138,795	953,069	1,176,802
Redeemed	(4,310,508)	(3,007,486)	(2,258,608)	(1,943,898)	(10,088,252)	(16,869,396)
Total Class A Shares	(2,913,896)	(911,238)	(1,270,452)	(189,210)	(2,285,339)	(9,068,427)
Class C Shares
Issued	224,390	191,827	375,371	448,638	2,028,531	3,765,616
Reinvested	189,602	156,063	90,946	86,848	1,279,273	1,611,370
Redeemed	(1,079,315)	(1,124,962)	(934,315)	(530,972)	(12,186,174)	(20,991,865)
Total Class C Shares	(665,323)	(777,072)	(467,998)	4,514	(8,878,370)	(15,614,879)
Class R Shares
Issued	—	—	—	—	20,319	51,333
Reinvested	—	—	—	—	6,058	9,052
Redeemed	—	—	—	—	(102,132)	(87,045)
Total Class R Shares	—	—	—	—	(75,754)	(26,660)
Class Y Shares
Issued	955,219	851,255	1,425,774	2,380,622	19,188,680	26,570,861
Reinvested	235,098	210,805	162,742	123,329	1,648,218	2,956,671
Redeemed	(2,840,267)	(3,055,109)	(2,003,893)	(1,745,459)	(34,727,761)	(71,939,897)
Total Class Y Shares	(1,649,950)	(1,993,049)	(415,377)	758,492	(13,890,863)	(42,412,365)
Change in Shares	(5,229,168)	(3,681,359)	(2,153,827)	573,796	(25,130,326)	(67,122,331)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Strategic Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$1,411,028	$2,144,929
Net realized gains/losses from investment transactions	604,932	(1,380,119)
Net change in unrealized appreciation/depreciation on investments	1,893,744	(1,386,522)
Change in net assets resulting from operations	3,909,704	(621,712)
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,062,615)	(1,379,729)
Class C Shares	(244,380)	(326,511)
Class R Shares	(74,999)	(102,495)
Class Y Shares	(378,224)	(488,274)
From net realized gains:
Class A Shares	—	(29,206)
Class C Shares	—	(9,317)
Class R Shares	—	(2,537)
Class Y Shares	—	(9,579)
From return of capital:
Class A Shares	(21,671)	—
Class C Shares	(6,938)	—
Class R Shares	(1,777)	—
Class Y Shares	(7,172)	—
Change in net assets resulting from distributions to shareholders	(1,797,776)	(2,347,648)
Change in net assets resulting from capital transactions	(6,037,992)	(13,150,503)
Change in net assets	(3,926,064)	(16,119,863)
Net Assets:
Beginning of period	67,340,087	83,459,950
End of period	$63,414,023	$67,340,087
Accumulated net investment loss	$(308,390)	$(215,153)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Strategic Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$526,767	$1,302,580
Distributions reinvested	275,242	426,474
Cost of shares redeemed	(2,738,281)	(11,007,663)
Total Class A Shares	$(1,936,272)	$(9,278,609)
Class C Shares
Proceeds from shares issued	$1,784,604	$2,866,534
Distributions reinvested	200,208	271,673
Cost of shares redeemed	(3,779,818)	(2,614,538)
Total Class C Shares	$(1,795,006)	$523,669
Class R Shares
Proceeds from shares issued	$26,263	$155,415
Distributions reinvested	17,681	34,368
Cost of shares redeemed	(500,079)	(361,746)
Total Class R Shares	$(456,135)	$(171,963)
Class Y Shares
Proceeds from shares issued	$2,050,493	$5,895,792
Distributions reinvested	310,101	410,416
Cost of shares redeemed	(4,211,173)	(10,529,808)
Total Class Y Shares	$(1,850,579)	$(4,223,600)
Change in net assets resulting from capital transactions	$(6,037,992)	$(13,150,503)
Share Transactions:
Class A Shares
Issued	54,773	129,296
Reinvested	27,828	42,614
Redeemed	(277,640)	(1,091,373)
Total Class A Shares	(195,039)	(919,463)
Class C Shares
Issued	180,823	285,952
Reinvested	20,154	27,058
Redeemed	(381,480)	(260,561)
Total Class C Shares	(180,503)	52,449
Class R Shares
Issued	2,651	15,273
Reinvested	1,782	3,419
Redeemed	(50,904)	(36,171)
Total Class R Shares	(46,471)	(17,479)
Class Y Shares
Issued	208,620	592,135
Reinvested	31,515	41,299
Redeemed	(429,079)	(1,055,276)
Total Class Y Shares	(188,944)	(421,842)
Change in Shares	(610,958)	(1,306,335)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Investment Quality Bond Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.57	$10.16	$10.01	$10.50	$10.34
Investment Activities:
Net investment income (a)	0.22	0.31	0.30	0.28	0.28
Net realized and unrealized gains (losses) on investments	0.16	(0.38)	0.26	(0.45)	0.32
Total from Investment Activities	0.38	(0.07)	0.56	(0.17)	0.60
Distributions to Shareholders:
Net investment income	(0.23)	(0.30)	(0.30)	(0.28)	(0.28)
Net realized gains from investments	(0.24)	(0.22)	(0.11)	(0.04)	(0.16)
Total Distributions to Shareholders	(0.47)	(0.52)	(0.41)	(0.32)	(0.44)
Net Asset Value, End of Period	$9.48	$9.57	$10.16	$10.01	$10.50
Total Return (excludes sales charge)	4.01%	(0.74)%	5.67%	(1.64)%	5.85%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$40,510	$51,747	$73,618	$80,139	$129,706
Ratio of net expenses to average net assets	0.90%	0.90%	0.88%	0.85%	0.85%
Ratio of net investment income to average net assets	2.29%	3.06%	2.98%	2.70%	2.62%
Ratio of gross expenses to average net assets (b)	1.14%	1.07%	1.05%	1.01%	0.99%
Portfolio turnover	148%	73%	51%	201%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Investment Quality Bond Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.56	$10.16	$10.01	$10.50	$10.34
Investment Activities:
Net investment income (a)	0.14	0.22	0.22	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.16	(0.38)	0.26	(0.45)	0.32
Total from Investment Activities	0.30	(0.16)	0.48	(0.25)	0.52
Distributions to Shareholders:
Net investment income	(0.15)	(0.22)	(0.22)	(0.20)	(0.20)
Net realized gains from investments	(0.24)	(0.22)	(0.11)	(0.04)	(0.16)
Total Distributions to Shareholders	(0.39)	(0.44)	(0.33)	(0.24)	(0.36)
Net Asset Value, End of Period	$9.47	$9.56	$10.16	$10.01	$10.50
Total Return (excludes contingent deferred sales charge)	3.11%	(1.70)%	4.81%	(2.37)%	5.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,915	$10,510	$15,377	$12,057	$27,040
Ratio of net expenses to average net assets	1.77%	1.77%	1.71%	1.60%	1.60%
Ratio of net investment income to average net assets	1.42%	2.19%	2.16%	1.92%	1.83%
Ratio of gross expenses to average net assets (b)	1.92%	1.85%	1.88%	1.81%	1.79%
Portfolio turnover	148%	73%	51%	201%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Investment Quality Bond Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.58	$10.18	$10.02	$10.51	$10.36
Investment Activities:
Net investment income (a)	0.19	0.27	0.26	0.24	0.23
Net realized and unrealized gains (losses) on investments	0.17	(0.39)	0.27	(0.45)	0.31
Total from Investment Activities	0.36	(0.12)	0.53	(0.21)	0.54
Distributions to Shareholders:
Net investment income	(0.20)	(0.26)	(0.26)	(0.24)	(0.23)
Net realized gains from investments	(0.24)	(0.22)	(0.11)	(0.04)	(0.16)
Total Distributions to Shareholders	(0.44)	(0.48)	(0.37)	(0.28)	(0.39)
Net Asset Value, End of Period	$9.50	$9.58	$10.18	$10.02	$10.51
Total Return	3.71%	(1.24)%	5.36%	(2.02)%	5.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,477	$5,568	$7,821	$7,287	$9,291
Ratio of net expenses to average net assets	1.30%	1.30%	1.28%	1.25%	1.25%
Ratio of net investment income to average net assets	1.90%	2.65%	2.57%	2.32%	2.23%
Ratio of gross expenses to average net assets (b)	1.44%	1.45%	1.46%	1.41%	1.44%
Portfolio turnover	148%	73%	51%	201%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Investment Quality Bond Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.56	$10.17	$10.02	$10.50	$10.35
Investment Activities:
Net investment income (a)	0.25	0.32	0.33	0.30	0.30
Net realized and unrealized gains (losses) on investments	0.16	(0.39)	0.26	(0.44)	0.31
Total from Investment Activities	0.41	(0.07)	0.59	(0.14)	0.61
Distributions to Shareholders:
Net investment income	(0.26)	(0.32)	(0.33)	(0.30)	(0.30)
Net realized gains from investments	(0.24)	(0.22)	(0.11)	(0.04)	(0.16)
Total Distributions to Shareholders	(0.50)	(0.54)	(0.44)	(0.34)	(0.46)
Net Asset Value, End of Period	$9.47	$9.56	$10.17	$10.02	$10.50
Total Return	4.26%	(0.73)%	5.91%	(1.35)%	5.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,133	$5,557	$33,519	$34,568	$58,511
Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	2.53%	3.19%	3.20%	2.89%	2.80%
Ratio of gross expenses to average net assets (b)	0.94%	0.86%	0.78%	0.72%	0.74%
Portfolio turnover	148%	73%	51%	201%	154%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Low Duration Bond Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.95		$10.03	$10.13	$10.32	$10.21
Investment Activities:
Net investment income (a)	0.12		0.14	0.18	0.18	0.20
Net realized and unrealized gains (losses) on investments	0.06		(0.09)	(0.10)	(0.19)	0.11
Total from Investment Activities	0.18		0.05	0.08	(0.01)	0.31
Distributions to Shareholders:
Net investment income	(0.10)		(0.13)	(0.18)	(0.18)	(0.20)
Total Distributions to Shareholders	(0.10)		(0.13)	(0.18)	(0.18)	(0.20)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$10.03		$9.95	$10.03	$10.13	$10.32
Total Return (excludes sales charge)	1.80	%(c)	0.52%	0.74%	(0.07)%	3.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$214,825		$314,347	$373,706	$580,942	$818,462
Ratio of net expenses to average net assets	0.85%		0.84%	0.90%	0.83%	0.80%
Ratio of net investment income to average net assets	1.21%		1.38%	1.75%	1.76%	1.88%
Ratio of gross expenses to average net assets (d)	0.89%		0.85%	0.90%	0.84%	0.84%
Portfolio turnover	49%		36%	38%	74%	64%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Low Duration Bond Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.95		$10.03	$10.13	$10.32	$10.21
Investment Activities:
Net investment income (a)	0.04		0.06	0.10	0.10	0.12
Net realized and unrealized gains (losses) on investments	0.05		(0.08)	(0.10)	(0.19)	0.11
Total from Investment Activities	0.09		(0.02)	—	(0.09)	0.23
Distributions to Shareholders:
Net investment income	(0.02)		(0.06)	(0.10)	(0.10)	(0.12)
Total Distributions to Shareholders	(0.02)		(0.06)	(0.10)	(0.10)	(0.12)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$10.02		$9.95	$10.03	$10.13	$10.32
Total Return (excludes contingent deferred sales charge)	0.94	%(c)	(0.20)%	—%(d)	(0.85)%	2.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$117,544		$154,056	$191,970	$268,237	$334,753
Ratio of net expenses to average net assets	1.62%		1.61%	1.64%	1.61%	1.55%
Ratio of net investment income to average net assets	0.44%		0.62%	1.00%	0.98%	1.12%
Ratio of gross expenses to average net assets (e)	1.65%		1.62%	1.64%	1.63%	1.62%
Portfolio turnover	49%		36%	38%	74%	64%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  Less than 0.01%.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Low Duration Bond Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.95		$10.03	$10.13	$10.32	$10.21
Investment Activities:
Net investment income (a)	0.08		0.10	0.13	0.14	0.15
Net realized and unrealized gains (losses) on investments	0.05		(0.09)	(0.10)	(0.19)	0.11
Total from Investment Activities	0.13		0.01	0.03	(0.05)	0.26
Distributions to Shareholders:
Net investment income	(0.06)		(0.09)	(0.13)	(0.14)	(0.15)
Total Distributions to Shareholders	(0.06)		(0.09)	(0.13)	(0.14)	(0.15)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$10.02		$9.95	$10.03	$10.13	$10.32
Total Return	1.33	%(c)	0.12%	0.31%	(0.50)%	2.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,583		$3,925	$5,001	$5,894	$7,238
Ratio of net expenses to average net assets	1.23%		1.26%	1.33%	1.26%	1.20%
Ratio of net investment income to average net assets	0.83%		0.96%	1.31%	1.34%	1.46%
Ratio of gross expenses to average net assets (d)	1.25%		1.27%	1.33%	1.30%	1.33%
Portfolio turnover	49%		36%	38%	74%	64%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Low Duration Bond Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.95		$10.03	$10.13	$10.32	$10.21
Investment Activities:
Net investment income (a)	0.14		0.16	0.20	0.20	0.22
Net realized and unrealized gains (losses) on investments	0.06		(0.08)	(0.10)	(0.19)	0.11
Total from Investment Activities	0.20		0.08	0.10	0.01	0.33
Distributions to Shareholders:
Net investment income	(0.12)		(0.16)	(0.20)	(0.20)	(0.22)
Total Distributions to Shareholders	(0.12)		(0.16)	(0.20)	(0.20)	(0.22)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$10.03		$9.95	$10.03	$10.13	$10.32
Total Return	2.04	%(c)	0.74%	1.04%	0.15%	3.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$334,841		$367,112	$407,382	$471,093	$633,868
Ratio of net expenses to average net assets	0.60%		0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	1.42%		1.60%	2.02%	1.98%	2.03%
Ratio of gross expenses to average net assets (d)	0.63%		0.62%	0.61%	0.61%	0.61%
Portfolio turnover	49%		36%	38%	74%	64%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	High Yield Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$5.85	$6.52	$7.31	$7.25	$6.75
Investment Activities:
Net investment income (a)	0.38	0.40	0.41	0.43	0.45
Net realized and unrealized gains (losses) on investments	0.49	(0.67)	(0.47)	0.07	0.50
Total from Investment Activities	0.87	(0.27)	(0.06)	0.50	0.95
Distributions to Shareholders:
Net investment income	(0.38)	(0.40)	(0.41)	(0.44)	(0.45)
Net realized gains from investments	—	—	(0.32)	—	—
Total Distributions to Shareholders	(0.38)	(0.40)	(0.73)	(0.44)	(0.45)
Net Asset Value, End of Period	$6.34	$5.85	$6.52	$7.31	$7.25
Total Return (excludes sales charge)	15.40%	(4.51)%	(1.01)%	7.05%	14.43%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,530	$26,608	$34,339	$42,329	$64,916
Ratio of net expenses to average net assets	1.00%	1.00%	0.98%	0.95%	0.92%
Ratio of net investment income to average net assets	6.32%	6.16%	5.52%	5.72%	6.36%
Ratio of gross expenses to average net assets (b)	1.18%	1.16%	1.16%	1.11%	1.12%
Portfolio turnover	165%	151%	221%	96%	103%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	High Yield Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$5.86	$6.53	$7.32	$7.25	$6.74
Investment Activities:
Net investment income (a)	0.34	0.35	0.36	0.36	0.39
Net realized and unrealized gains (losses) on investments	0.49	(0.67)	(0.47)	0.07	0.51
Total from Investment Activities	0.83	(0.32)	(0.11)	0.43	0.90
Distributions to Shareholders:
Net investment income	(0.34)	(0.35)	(0.36)	(0.36)	(0.39)
Net realized gains from investments	—	—	(0.32)	—	—
Total Distributions to Shareholders	(0.34)	(0.35)	(0.68)	(0.36)	(0.39)
Net Asset Value, End of Period	$6.35	$5.86	$6.53	$7.32	$7.25
Total Return (excludes contingent deferred sales charge)	14.58%	(5.16)%	(1.70)%	6.10%	13.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$22,498	$22,138	$27,780	$37,733	$34,998
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	106.70%
Ratio of net investment income to average net assets	5.61%	5.47%	4.85%	4.97%	5.60%
Ratio of gross expenses to average net assets (b)	1.91%	1.90%	1.90%	1.87%	1.88%
Portfolio turnover	165%	151%	221%	96%	103%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	High Yield Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$5.87	$6.54	$7.33	$7.25	$6.75
Investment Activities:
Net investment income (a)	0.36	0.37	0.38	0.39	0.42
Net realized and unrealized gains (losses) on investments	0.48	(0.66)	(0.47)	0.08	0.50
Total from Investment Activities	0.84	(0.29)	(0.09)	0.47	0.92
Distributions to Shareholders:
Net investment income	(0.36)	(0.38)	(0.38)	(0.39)	(0.42)
Net realized gains from investments	—	—	(0.32)	—	—
Total Distributions to Shareholders	(0.36)	(0.38)	(0.70)	(0.39)	(0.42)
Net Asset Value, End of Period	$6.35	$5.87	$6.54	$7.33	$7.25
Total Return	14.78%	(4.82)%	(1.35)%	6.62%	13.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,742	$18,042	$21,109	$23,036	$22,003
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.32%
Ratio of net investment income to average net assets	5.96%	5.82%	5.20%	5.32%	5.96%
Ratio of gross expenses to average net assets (b)	1.45%	1.51%	1.52%	1.49%	1.52%
Portfolio turnover	165%	151%	221%	96%	103%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	High Yield Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$5.82	$6.49	$7.27	$7.24	$6.74
Investment Activities:
Net investment income (a)	0.39	0.41	0.44	0.43	0.46
Net realized and unrealized gains (losses) on investments	0.49	(0.67)	(0.48)	0.07	0.50
Total from Investment Activities	0.88	(0.26)	(0.04)	0.50	0.96
Distributions to Shareholders:
Net investment income	(0.39)	(0.41)	(0.42)	(0.47)	(0.46)
Net realized gains from investments	—	—	(0.32)	—	—
Total Distributions to Shareholders	(0.39)	(0.41)	(0.74)	(0.47)	(0.46)
Net Asset Value, End of Period	$6.31	$5.82	$6.49	$7.27	$7.24
Total Return	15.72%	(4.34)%	(0.63)%	7.14%	14.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,938	$6,047	$13,830	$9,464	$11,271
Ratio of net expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.73%
Ratio of net investment income to average net assets	6.54%	6.36%	5.90%	5.88%	6.52%
Ratio of gross expenses to average net assets (b)	1.00%	0.95%	0.90%	0.85%	0.91%
Portfolio turnover	165%	151%	221%	96%	103%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Tax-Exempt Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.53	$10.83	$10.30	$11.13	$10.69
Investment Activities:
Net investment income (a)	0.35	0.35	0.33	0.31	0.32
Net realized and unrealized gains (losses) on investments	(0.49)	(0.05)	0.53	(0.83)	0.44
Total from Investment Activities	(0.14)	0.30	0.86	(0.52)	0.76
Distributions to Shareholders:
Net investment income	(0.35)	(0.35)	(0.33)	(0.31)	(0.32)
Net realized gains from investments	(0.39)	(0.25)	—	—	—
Total Distributions to Shareholders	(0.74)	(0.60)	(0.33)	(0.31)	(0.32)
Net Asset Value, End of Period	$9.65	$10.53	$10.83	$10.30	$11.13
Total Return (excludes sales charge)	(1.40)%	2.76%	8.39%	(4.67)%	7.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$54,658	$90,301	$102,716	$152,992	$275,881
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets	3.30%	3.22%	3.05%	2.92%	2.91%
Ratio of gross expenses to average net assets (b)	0.95%	0.93%	0.96%	0.93%	0.91%
Portfolio turnover	39%	39%	14%	26%	15%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Tax-Exempt Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.53	$10.82	$10.30	$11.12	$10.69
Investment Activities:
Net investment income (a)	0.26	0.26	0.24	0.23	0.23
Net realized and unrealized gains (losses) on investments	(0.48)	(0.04)	0.52	(0.82)	0.43
Total from Investment Activities	(0.22)	0.22	0.76	(0.59)	0.66
Distributions to Shareholders:
Net investment income	(0.27)	(0.26)	(0.24)	(0.23)	(0.23)
Net realized gains from investments	(0.39)	(0.25)	—	—	—
Total Distributions to Shareholders	(0.66)	(0.51)	(0.24)	(0.23)	(0.23)
Net Asset Value, End of Period	$9.65	$10.53	$10.82	$10.30	$11.12
Total Return (excludes contingent deferred sales charge)	(2.19)%	2.04%	7.44%	(5.35)%	6.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$33,369	$43,404	$53,042	$64,061	$107,073
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	2.51%	2.43%	2.26%	2.12%	2.10%
Ratio of gross expenses to average net assets (b)	1.71%	1.70%	1.72%	1.69%	1.69%
Portfolio turnover	39%	39%	14%	26%	15%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Tax-Exempt Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.52	$10.82	$10.29	$11.12	$10.68
Investment Activities:
Net investment income (a)	0.36	0.36	0.34	0.33	0.34
Net realized and unrealized gains (losses) on investments	(0.48)	(0.05)	0.53	(0.83)	0.44
Total from Investment Activities	(0.12)	0.31	0.87	(0.50)	0.78
Distributions to Shareholders:
Net investment income	(0.36)	(0.36)	(0.34)	(0.33)	(0.34)
Net realized gains from investments	(0.39)	(0.25)	—	—	—
Total Distributions to Shareholders	(0.75)	(0.61)	(0.34)	(0.33)	(0.34)
Net Asset Value, End of Period	$9.65	$10.52	$10.82	$10.29	$11.12
Total Return	(1.20)%	2.87%	8.53%	(4.57)%	7.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,762	$52,012	$75,047	$62,916	$110,209
Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.67%
Ratio of net investment income to average net assets	3.41%	3.33%	3.18%	3.03%	3.03%
Ratio of gross expenses to average net assets (b)	0.71%	0.71%	0.69%	0.69%	0.67%
Portfolio turnover	39%	39%	14%	26%	15%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	High Income Municipal Bond Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.89	$10.84	$10.00	$11.19	$10.55
Investment Activities:
Net investment income (a)	0.44	0.43	0.45	0.45	0.44
Net realized and unrealized gains (losses) on investments	(0.54)	0.05	0.84	(1.19)	0.64
Total from Investment Activities	(0.10)	0.48	1.29	(0.74)	1.08
Distributions to Shareholders:
Net investment income	(0.44)	(0.43)	(0.45)	(0.45)	(0.44)
Total Distributions to Shareholders	(0.44)	(0.43)	(0.45)	(0.45)	(0.44)
Net Asset Value, End of Period	$10.35	$10.89	$10.84	$10.00	$11.19
Total Return (excludes sales charge)	(1.04)%	4.51%	13.09%	(6.74)%	10.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$32,943	$48,485	$50,341	$54,603	$137,734
Ratio of net expenses to average net assets	0.80%	0.80%	0.78%	0.73%	0.68%
Ratio of net investment income to average net assets	4.02%	3.96%	4.26%	4.17%	3.89%
Ratio of gross expenses to average net assets (b)	0.96%	0.95%	1.02%	0.95%	0.92%
Portfolio turnover	49%	53%	25%	19%	17%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	High Income Municipal Bond Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.89	$10.84	$10.00	$11.19	$10.55
Investment Activities:
Net investment income (a)	0.36	0.35	0.37	0.37	0.35
Net realized and unrealized gains (losses) on investments	(0.54)	0.05	0.84	(1.19)	0.64
Total from Investment Activities	(0.18)	0.40	1.21	(0.82)	0.99
Distributions to Shareholders:
Net investment income	(0.36)	(0.35)	(0.37)	(0.37)	(0.35)
Total Distributions to Shareholders	(0.36)	(0.35)	(0.37)	(0.37)	(0.35)
Net Asset Value, End of Period	$10.35	$10.89	$10.84	$10.00	$11.19
Total Return (excludes contingent deferred sales charge)	(1.79)%	3.71%	12.22%	(7.47)%	9.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$29,563	$36,190	$35,996	$36,049	$68,925
Ratio of net expenses to average net assets	1.57%	1.57%	1.55%	1.52%	1.48%
Ratio of net investment income to average net assets	3.26%	3.19%	3.50%	3.40%	3.08%
Ratio of gross expenses to average net assets (b)	1.73%	1.73%	1.77%	1.73%	1.72%
Portfolio turnover	49%	53%	25%	19%	17%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	High Income Municipal Bond Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.89	$10.84	$10.00	$11.19	$10.55
Investment Activities:
Net investment income (a)	0.47	0.45	0.47	0.47	0.46
Net realized and unrealized gains (losses) on investments	(0.54)	0.05	0.84	(1.19)	0.64
Total from Investment Activities	(0.07)	0.50	1.31	(0.72)	1.10
Distributions to Shareholders:
Net investment income	(0.47)	(0.45)	(0.47)	(0.47)	(0.46)
Total Distributions to Shareholders	(0.47)	(0.45)	(0.47)	(0.47)	(0.46)
Net Asset Value, End of Period	$10.35	$10.89	$10.84	$10.00	$11.19
Total Return	(0.81)%	4.75%	13.37%	(6.54)%	10.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$36,603	$43,024	$34,630	$27,286	$73,511
Ratio of net expenses to average net assets	0.57%	0.57%	0.54%	0.50%	0.44%
Ratio of net investment income to average net assets	4.26%	4.18%	4.49%	4.39%	4.11%
Ratio of gross expenses to average net assets (b)	0.72%	0.73%	0.73%	0.71%	0.68%
Portfolio turnover	49%	53%	25%	19%	17%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Floating Rate Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.08	$9.82	$10.34	$10.27	$9.85
Investment Activities:
Net investment income (a)	0.46	0.46	0.42	0.44	0.54
Net realized and unrealized gains (losses) on investments	0.63	(0.74)	(0.52)	0.07	0.42
Total from Investment Activities	1.09	(0.28)	(0.10)	0.51	0.96
Distributions to Shareholders:
Net investment income	(0.46)	(0.46)	(0.42)	(0.44)	(0.54)
Total Distributions to Shareholders	(0.46)	(0.46)	(0.42)	(0.44)	(0.54)
Net Asset Value, End of Period	$9.71	$9.08	$9.82	$10.34	$10.27
Total Return (excludes sales charge)	12.35%	(3.03)%	(1.09)%	5.10%	9.96%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$221,022	$227,240	$335,081	$854,291	$771,638
Ratio of net expenses to average net assets	1.00%	1.00%	0.99%	0.94%	0.79%
Ratio of net investment income to average net assets	4.95%	4.71%	4.02%	4.29%	5.27%
Ratio of gross expenses to average net assets (b)	1.11%	1.06%	1.08%	1.06%	1.05%
Portfolio turnover	56%	29%	39%	30%	52%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Floating Rate Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.08	$9.83	$10.34	$10.27	$9.86
Investment Activities:
Net investment income (a)	0.39	0.38	0.34	0.36	0.46
Net realized and unrealized gains (losses) on investments	0.64	(0.75)	(0.51)	0.07	0.41
Total from Investment Activities	1.03	(0.37)	(0.17)	0.43	0.87
Distributions to Shareholders:
Net investment income	(0.39)	(0.38)	(0.34)	(0.36)	(0.46)
Total Distributions to Shareholders	(0.39)	(0.38)	(0.34)	(0.36)	(0.46)
Net Asset Value, End of Period	$9.72	$9.08	$9.83	$10.34	$10.27
Total Return (excludes contingent deferred sales charge)	11.57%	(3.91)%	(1.76)%	4.27%	8.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$341,169	$399,361	$585,818	$800,072	$599,026
Ratio of net expenses to average net assets	1.80%	1.80%	1.79%	1.73%	1.58%
Ratio of net investment income to average net assets	4.18%	3.92%	3.28%	3.48%	4.50%
Ratio of gross expenses to average net assets (b)	1.89%	1.85%	1.85%	1.85%	1.84%
Portfolio turnover	56%	29%	39%	30%	52%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Floating Rate Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.08	$9.83	$10.34	$10.26	$9.85
Investment Activities:
Net investment income (a)	0.42	0.41	0.36	0.40	0.49
Net realized and unrealized gains (losses) on investments	0.63	(0.75)	(0.51)	0.08	0.41
Total from Investment Activities	1.05	(0.34)	(0.15)	0.48	0.90
Distributions to Shareholders:
Net investment income	(0.41)	(0.41)	(0.36)	(0.40)	(0.49)
Total Distributions to Shareholders	(0.41)	(0.41)	(0.36)	(0.40)	(0.49)
Net Asset Value, End of Period	$9.72	$9.08	$9.83	$10.34	$10.26
Total Return	11.88%	(3.62)%	(1.50)%	4.72%	9.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,319	$1,920	$2,340	$2,773	$4,285
Ratio of net expenses to average net assets	1.53%	1.52%	1.55%	1.38%	1.26%
Ratio of net investment income to average net assets	4.48%	4.22%	3.52%	3.85%	4.82%
Ratio of gross expenses to average net assets (b)	1.53%	1.52%	1.58%	1.50%	1.52%
Portfolio turnover	56%	29%	39%	30%	52%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Floating Rate Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.08	$9.83	$10.34	$10.27	$9.86
Investment Activities:
Net investment income (a)	0.49	0.48	0.44	0.47	0.56
Net realized and unrealized gains (losses) on investments	0.63	(0.75)	(0.51)	0.07	0.41
Total from Investment Activities	1.12	(0.27)	(0.07)	0.54	0.97
Distributions to Shareholders:
Net investment income	(0.48)	(0.48)	(0.44)	(0.47)	(0.56)
Total Distributions to Shareholders	(0.48)	(0.48)	(0.44)	(0.47)	(0.56)
Net Asset Value, End of Period	$9.72	$9.08	$9.83	$10.34	$10.27
Total Return	12.71%	(2.91)%	(0.75)%	5.34%	10.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$370,035	$471,827	$927,644	$1,186,456	$568,316
Ratio of net expenses to average net assets	0.78%	0.78%	0.77%	0.72%	0.60%
Ratio of net investment income to average net assets	5.21%	4.91%	4.31%	4.47%	5.46%
Ratio of gross expenses to average net assets (b)	0.88%	0.84%	0.82%	0.83%	0.86%
Portfolio turnover	56%	29%	39%	30%	52%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Strategic Income Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.68	$10.10	$10.33	$10.64	$10.29
Investment Activities:
Net investment income (a)	0.23	0.31	0.31	0.35	0.40
Net realized and unrealized gains (losses) on investments	0.36	(0.40)	(0.10)	(0.28)	0.48
Total from Investment Activities	0.59	(0.09)	0.21	0.07	0.88
Distributions to Shareholders:
Net investment income	(0.27)	(0.32)	(0.33)	(0.38)	(0.40)
Net realized gains from investments	—	(0.01)	(0.11)	—	(0.13)
Return of capital	(0.01)	—	—	—	—
Total Distributions to Shareholders	(0.28)	(0.33)	(0.44)	(0.38)	(0.53)
Net Asset Value, End of Period	$9.99	$9.68	$10.10	$10.33	$10.64
Total Return (excludes sales charge)	6.20%	(0.93)%	2.03%	0.71%	8.67%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$37,121	$37,845	$48,790	$53,615	$84,372
Ratio of net expenses to average net assets	0.95%	0.95%	0.92%	0.81%	0.72%
Ratio of net investment income to average net assets	2.28%	3.05%	3.08%	3.40%	3.74%
Ratio of gross expenses to average net assets (b)	1.17%	1.16%	1.14%	1.18%	1.16%
Portfolio turnover	79%	41%	87%	133%	157%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Strategic Income Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.72	$10.15	$10.38	$10.66	$10.31
Investment Activities:
Net investment income (a)	0.15	0.23	0.24	0.27	0.30
Net realized and unrealized gains (losses) on investments	0.38	(0.40)	(0.11)	(0.28)	0.49
Total from Investment Activities	0.53	(0.17)	0.13	(0.01)	0.79
Distributions to Shareholders:
Net investment income	(0.20)	(0.25)	(0.25)	(0.27)	(0.31)
Net realized gains from investments	—	(0.01)	(0.11)	—	(0.13)
Return of capital	(0.01)	—	—	—	—
Total Distributions to Shareholders	(0.21)	(0.26)	(0.36)	(0.27)	(0.44)
Net Asset Value, End of Period	$10.04	$9.72	$10.15	$10.38	$10.66
Total Return (excludes contingent deferred sales charge)	5.46%	(1.79)%	1.23%	(0.03)%	7.78%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,547	$12,940	$12,974	$12,691	$13,106
Ratio of net expenses to average net assets	1.74%	1.74%	1.70%	1.64%	1.54%
Ratio of net investment income to average net assets	1.49%	2.25%	2.29%	2.58%	2.91%
Ratio of gross expenses to average net assets (b)	2.00%	1.97%	1.96%	1.99%	1.97%
Portfolio turnover	79%	41%	87%	133%	157%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Strategic Income Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.73	$10.16	$10.38	$10.67	$10.32
Investment Activities:
Net investment income (a)	0.19	0.27	0.28	0.30	0.34
Net realized and unrealized gains (losses) on investments	0.37	(0.40)	(0.10)	(0.28)	0.49
Total from Investment Activities	0.56	(0.13)	0.18	0.02	0.83
Distributions to Shareholders:
Net investment income	(0.24)	(0.29)	(0.29)	(0.31)	(0.35)
Net realized gains from investments	—	(0.01)	(0.11)	—	(0.13)
Return of capital	(0.01)	—	—	—	—
Total Distributions to Shareholders	(0.25)	(0.30)	(0.40)	(0.31)	(0.48)
Net Asset Value, End of Period	$10.04	$9.73	$10.16	$10.38	$10.67
Total Return	5.77%	(1.39)%	1.72%	0.27%	8.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,979	$3,338	$3,661	$3,806	$3,085
Ratio of net expenses to average net assets	1.34%	1.34%	1.31%	1.25%	1.16%
Ratio of net investment income to average net assets	1.89%	2.64%	2.69%	2.97%	3.32%
Ratio of gross expenses to average net assets (b)	1.53%	1.58%	1.57%	1.59%	1.60%
Portfolio turnover	79%	41%	87%	133%	157%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Strategic Income Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.63	$10.05	$10.27	$10.62	$10.27
Investment Activities:
Net investment income (a)	0.25	0.32	0.36	0.38	0.42
Net realized and unrealized gains (losses) on investments	0.36	(0.39)	(0.12)	(0.29)	0.48
Total from Investment Activities	0.61	(0.07)	0.24	0.09	0.90
Distributions to Shareholders:
Net investment income	(0.29)	(0.34)	(0.35)	(0.44)	(0.42)
Net realized gains from investments	—	(0.01)	(0.11)	—	(0.13)
Return of capital	(0.01)	—	—	—	—
Total Distributions to Shareholders	(0.30)	(0.35)	(0.46)	(0.44)	(0.55)
Net Asset Value, End of Period	$9.94	$9.63	$10.05	$10.27	$10.62
Total Return	6.45%	(0.74)%	2.34%	0.88%	8.93%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,768	$13,217	$18,035	$8,411	$9,143
Ratio of net expenses to average net assets	0.74%	0.74%	0.71%	0.57%	0.50%
Ratio of net investment income to average net assets	2.50%	3.24%	3.28%	3.62%	3.91%
Ratio of gross expenses to average net assets (b)	0.99%	0.98%	0.87%	0.91%	0.90%
Portfolio turnover	79%	41%	87%	133%	157%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the Funds (collectively, the "Funds" and individually, a "Fund") in the RS Investment Trust, transferred all of their assets to a new series of the Trust. At this time Class K Shares were renamed Class R Shares. The Funds seek to provide a high level of current income and capital appreciation without undue risk to principal.

The accompanying financial statements are those of the following Funds:

Funds*	Former Fund Names	Investment Share Classes Offered
Victory INCORE Investment Quality Bond Fund	RS Investment Quality Bond Fund	Classes A, C, R and Y
Victory INCORE Low Duration Bond Fund	RS Low Duration Bond Fund	Classes A, C, R and Y
Victory High Yield Fund	RS High Yield Fund	Classes A, C, R and Y
Victory Tax-Exempt Fund	RS Tax-Exempt Fund	Classes A, C and Y
Victory High Income Municipal Bond Fund	RS High Income Municipal Bond Fund	Classes A, C and Y
Victory Floating Rate Fund	RS Floating Rate Fund	Classes A, C, R and Y
Victory Strategic Income Fund	RS Strategic Income Fund	Classes A, C, R and Y

*  Name changes were effective on July 29, 2016

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Certain non-exchange-traded derivatives, such as certain swaps, have inputs which can generally be corroborated by market data and are therefore categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
INCORE Investment Quality Bond Fund
Asset Backed Securities	$—	$—	$1,101,250	$—	$1,101,250	$—
Collateralized Mortgage Obligations	—	—	4,889,351	—	4,889,351	—
Residential Mortgage Backed Securities	—	—	3,751,901	—	3,751,901	—
Corporate Bonds	—	—	31,949,653	—	31,949,653	—
Government National Mortgage Association	—	—	38,914	—	38,914	—
Municipal Bonds	—	—	1,000,012	—	1,000,012	—
U.S. Government Mortgage Backed Agencies	—	—	14,717,549	—	14,717,549	—
Futures Contracts	—	(17,119)	—	—	—	(17,119)
Credit Default Swaps	—	—	—	65,646	—	65,646
Total	—	(17,119)	57,448,630	65,646	57,448,630	48,527
INCORE Low Duration Bond Fund
Asset Backed Securities	—	—	78,198,151	—	78,198,151	—
Collateralized Mortgage Obligations	—	—	62,899,978	—	62,899,978	—
Residential Mortgage Backed Securities	—	—	49,374,739	—	49,374,739	—
Senior Secured Loans	—	—	27,458,989	—	27,458,989	—
Corporate Bonds	—	—	383,701,288	—	383,701,288	—
U.S. Government Mortgage Backed Agencies	—	—	32,249,374	—	32,249,374	—
Futures Contracts	—	(68,751)	—	—	—	(68,751)
Credit Default Swaps	—	—	—	539,406	—	539,406
Total	—	(68,751)	633,882,519	539,406	633,882,519	470,655
High Yield Fund
Common Stocks	1,611,909	—	—	—	1,611,909	—
Senior Secured Loans	—	—	17,537,194	—	17,537,194	—
Corporate Bonds	—	—	50,655,945	—	50,655,945	—
Collateral for Securities Loaned	2,900,164	—	—	—	2,900,164	—
Total	4,512,073	—	68,193,139	—	72,705,212	—
Tax-Exempt Fund
Municipal Bonds	—	—	119,896,365	—	119,896,365	—
Total	—	—	119,896,365	—	119,896,365	—
High Income Municipal Bond Fund
Municipal Bonds	—	—	94,808,578	—	94,808,578	—
Total	—	—	94,808,578	—	94,808,578	—

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016
	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Floating Rate Fund
Convertible Corporate Bonds	$—	$—	$6,960,000	$—	$6,960,000	$—
Senior Secured Loans	—	—	801,966,891	—	801,966,891	—
Corporate Bonds	—	—	103,042,575	—	103,042,575	—
Total	—	—	911,969,466	—	911,969,466	—
Strategic Income Fund
Asset Backed Securities	—	—	911,293	—	911,293	—
Collateralized Mortgage Obligations	—	—	1,303,214	—	1,303,214	—
Residential Mortgage Backed Securities	—	—	3,256,062	—	3,256,062	—
Senior Secured Loans	—	—	3,523,676	—	3,523,676	—
Corporate Bonds	—	—	41,615,371	—	41,615,371	—
U.S. Government Mortgage Backed Agencies	—	—	136,568	—	136,568	—
Exchange-Traded Funds	3,115,800	—	—	—	3,115,800	—
Collateral for Securities Loaned	1,825,050	—	—	—	1,825,050	—
Written Options	—	(469,297)	—	—	—	(469,297)
Credit Default Swap	—	—	—	175,750	—	175,750
Total	4,940,850	(469,297)	50,746,184	175,750	55,687,034	(293,547)

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of December 31, 2016, the Funds had outstanding when-issued purchase commitments covered by segregated assets as identified on the Schedules of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding Below Investment Grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Payment-In-Kind Securities:

Certain Funds may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

Below Investment Grade Securities:

Certain Funds may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Exchange-Traded Funds:

Each Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

Each Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Foreign Currency Contracts:

Each Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

Futures Contracts:

Each Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Credit Derivatives:

The Funds may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statements of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Funds.

The Funds may enter into CDS agreements either as a buyer or seller. The Funds may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

Upon entering into a cleared CDS, the Funds may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to the Funds upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Funds for the same referenced entity or entities.

As of December 31, the following Funds entered into centrally cleared CDS agreements primarily for the strategies listed below:

Fund	Strategy
Victory INCORE Investment Quality Bond Fund	Asset allocation and risk exposure management
Victory INCORE Low Duration Bond Fund	Asset allocation and risk exposure management
Victory Strategic Income Fund	Asset allocation and risk exposure management

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
High Yield Fund	$2,781,956	$2,781,956	$118,208
Strategic Income Fund	1,767,263	1,767,263	57,787

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the Funds.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

	Assets		Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*	Variation Margin on Futures Contracts*	Written Options, at Value
INCORE Investment Quality Bond Fund	$—	$65,646	$17,119	$—
INCORE Low Duration Bond Fund	—	539,406	68,751	—
Victory Strategic Income Fund	—	175,750	—	469,297

*  Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on credit default swap agreements as reported in the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2016.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Contracts	Net Realized Gains (Losses) on Written Options	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Contracts	Change in Net Unrealized Appreciation/ Depreciation on Written Options
INCORE Investment Quality Bond Fund	$24,363	$68,309	$—	$19,420	$47,929	$—
INCORE Low Duration Bond Fund	270,994	(2,034,416)	—	313,622	290,931	—
Victory Strategic Income Fund	113,007	330,977	139,243	13,833	303,360	(306,454)

The Fund had the following transactions in purchased call and written put options during the year ended December 31, 2016:

	Victory Strategic Income Fund
Written Options	Number of Contracts	Premiums Received
Options outstanding, December 31, 2015	—	$—
Options written	910	948,064
Options exercised	—	—
Options expired	—	—
Options closed	(755)	(785,221)
Options outstanding, December 31, 2016	155	$162,843

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to each Fund's net

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds' financial statements. The adoption will have no effect on the Funds' net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Victory INCORE Investment Quality Bond Fund	$100,436,697	$108,677,053	$—	$719,501
Victory INCORE Low Duration Bond Fund	359,841,667	384,962,556	21,503,214	34,432,576
Victory High Yield Fund	114,980,020	118,400,935	—	—
Victory Tax-Exempt Fund	65,308,065	114,037,633	—	—
Victory High Income Municipal Bond Fund	62,288,258	83,054,462	—	—
Victory Floating Rate Fund	537,343,510	664,540,505	—	—
Victory Strategic Income Fund	41,997,152	46,669,280	—	1,575

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue"). Park Avenue is responsible for providing day-to-day investment advisory services to certain Funds, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees are paid by VCM to Park Avenue and do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Rate
Victory INCORE Investment Quality Bond Fund	0.50%
Victory INCORE Low Duration Bond Fund	0.45%
Victory High Yield Fund	0.60%
Victory Tax-Exempt Fund	0.50%
Victory High Income Municipal Bond Fund	0.50%
Victory Floating Rate Fund	0.65%
Victory Strategic Income Fund	0.60%

Effective November 7, 2016, VCM also serves as the Funds' administrator and fund accountant. VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Funds' administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, Boston Financial Data Services served as the Funds' transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Funds.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended December 31, 2016, the Distributor received approximately $50,042 from commissions earned on sales of Class A Shares and the transfer agent received $59,009 from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limits are as follows:

Fund	Class	Expense Limit(a)
Victory INCORE Investment Quality Bond Fund	Class A Shares	0.90%
Victory INCORE Investment Quality Bond Fund	Class C Shares	1.77%
Victory INCORE Investment Quality Bond Fund	Class R Shares	1.30%
Victory INCORE Investment Quality Bond Fund	Class Y Shares	0.66%
Victory INCORE Low Duration Bond Fund	Class A Shares	0.85%
Victory INCORE Low Duration Bond Fund	Class C Shares	1.62%
Victory INCORE Low Duration Bond Fund	Class R Shares	1.27%
Victory INCORE Low Duration Bond Fund	Class Y Shares	0.62%
Victory High Yield Fund	Class A Shares	1.00%
Victory High Yield Fund	Class C Shares	1.70%
Victory High Yield Fund	Class R Shares	1.35%
Victory High Yield Fund	Class Y Shares	0.76%
Victory Tax-Exempt Fund	Class A Shares	0.80%
Victory Tax-Exempt Fund	Class C Shares	1.60%
Victory Tax-Exempt Fund	Class Y Shares	0.69%
Victory High Income Municipal Bond Fund	Class A Shares	0.80%
Victory High Income Municipal Bond Fund	Class C Shares	1.57%
Victory High Income Municipal Bond Fund	Class Y Shares	0.57%
Victory Floating Rate Fund	Class A Shares	1.00%
Victory Floating Rate Fund	Class C Shares	1.80%
Victory Floating Rate Fund	Class R Shares	1.56%
Victory Floating Rate Fund	Class Y Shares	0.78%
Victory Strategic Income Fund	Class A Shares	0.95%
Victory Strategic Income Fund	Class C Shares	1.74%
Victory Strategic Income Fund	Class R Shares	1.34%
Victory Strategic Income Fund	Class Y Shares	0.74%

(a)  In effect until at least July 29, 2018.

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016
Expires 12/31/2019
Victory INCORE Investment Quality Bond Fund	$60,680
Victory INCORE Low Duration Bond Fund	119,520
Victory High Yield Fund	41,383
Victory Tax-Exempt Fund	70,950
Victory High Income Municipal Bond Fund	86,281
Victory Floating Rate Fund	368,104
Victory Strategic Income Fund	71,800

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2016.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Funds began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2016 were as follows:

Fund	Amount Outstanding at December 31, 2016	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
Victory High Income Municipal Bond Fund	$—	$787,208	24	1.65%
Victory Tax Exempt Fund	—	1,939,751	19	1.62
Victory Floating Rate Fund	—	14,627,273	44	1.69

*For the year ended December 31, 2016, based on the number of days borrowings were outstanding.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

Prior to July 29, 2016, the Funds, along with the other funds previously managed by RS Investments, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

As of December 31, 2016, the Funds had no loans outstanding with Citibank.

7.  Capital Contribution from Prior Custodian:

The Funds received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Funds is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$2,478,068	$551,760	$3,029,828	$—	$—	$3,029,828
INCORE Low Duration Bond Fund	7,460,621	—	7,460,621	—	—	7,460,621
High Yield Fund	4,382,390	—	4,382,390	—	—	4,382,390
Tax-Exempt Fund	853,517	4,175,668	5,029,185	—	5,349,767	10,378,952
High Income Municipal Bond Fund	80,170	—	80,170	—	5,001,385	5,081,555
Floating Rate Fund	47,259,081	—	47,259,081	—	—	47,259,081
Strategic Income Fund	1,760,218	—	1,760,218	37,558	—	1,797,776

	Year Ended December 31, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Victory INCORE Investment Quality Bond Fund	$3,340,637	$985,846	$4,326,483	$4,326,483
Victory INCORE Low Duration Bond Fund	11,339,753	—	11,339,753	11,339,753
Victory High Yield Fund	5,193,219	—	5,193,219	5,193,219
Victory Tax-Exempt Fund	3,033	4,101,093	4,104,126	4,104,126
Victory High Income Municipal Bond Fund	9,237	—	9,237	9,237
Victory Floating Rate Fund	71,099,999	—	71,099,999	71,099,999
Victory Strategic Income Fund	2,347,648	—	2,347,648	2,347,648

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Qualified Late Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
INCORE Investment Quality Bond Fund	$—	$—	$—	$—	$(952)	$—	$(166,760)	$(465,196)	$(632,908)
INCORE Low Duration Bond Fund	—	—	—	—	(44,939)	(25,992,912)	—	(2,295,383)	(28,333,234)
High Yield Fund	—	224	—	224	—	(9,972,087)	—	(757,906)	(10,729,769)
Tax-Exempt Fund	18,432	—	—	18,432	—	—	(808,857)	3,067,678	2,277,253
High Income Municipal Bond Fund	158,270	—	—	158,270	—	(5,152,608)	—	4,176,066	(818,272)
Floating Rate Fund	—	69,868	—	69,868	—	(166,653,358)	—	12,667,311	(153,916,179)
Strategic Income Fund	—	—	—	—	(101,022)	(1,502,454)	—	299,167	(1,304,309)

*  Under the current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively know as "late year ordinary loss") may be deferred and treated as having arisen in the following fiscal year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and mark to market on SWAP and futures contracts.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
INCORE Low Duration Bond Fund	$12,187,688	$13,805,224	$25,992,912
High Yield Fund	4,434,769	5,537,318	9,972,087
High Income Municipal Bond Fund	5,152,608	—	5,152,608
Floating Rate Fund	27,548,209	139,105,149	166,653,358
Strategic Income Fund	55,359	1,447,095	1,502,454

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
INCORE Investment Quality Bond Fund	$57,913,826	$760,394	$(1,225,590)	$(465,196)
INCORE Low Duration Bond Fund	636,177,902	2,534,705	(4,830,088)	(2,295,383)
High Yield Fund	73,463,118	2,144,123	(2,902,029)	(757,906)
Tax-Exempt Fund	116,828,687	4,745,960	(1,678,282)	3,067,678
High Income Municipal Bond Fund	90,632,512	5,039,382	(863,316)	4,176,066
Floating Rate Fund	899,302,155	16,240,234	(3,572,923)	12,667,311
Strategic Income Fund	55,387,867	923,163	(623,996)	299,167

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Guardian Life Insurance	Victory Strategic Income Fund	43.77%

10.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Strategic Income Fund, and Victory Tax-Exempt Fund, (seven of the portfolios constituting the Victory Portfolios (collectively, the "Funds")) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above (seven of the portfolios constituting the Victory Portfolios) at December 31, 2016, the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 28, 2017

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios. 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
INCORE Investment Quality Bond Fund
Class A Shares	$1,000.00	$983.30	$4.49	0.90%
Class C Shares	1,000.00	978.10	8.80	1.77%
Class R Shares	1,000.00	982.50	6.33	1.27%
Class Y Shares	1,000.00	984.50	3.29	0.66%
INCORE Low Duration Bond Fund
Class A Shares	1,000.00	1,001.20	4.28	0.85%
Class C Shares	1,000.00	997.50	8.13	1.62%
Class R Shares	1,000.00	999.70	5.88	1.17%
Class Y Shares	1,000.00	1,002.30	3.07	0.61%
High Yield Fund
Class A Shares	1,000.00	1,083.90	5.24	1.00%
Class C Shares	1,000.00	1,078.20	8.88	1.70%
Class R Shares	1,000.00	1,080.10	7.06	1.35%
Class Y Shares	1,000.00	1,083.70	3.98	0.76%

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	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
Tax-Exempt Fund
Class A Shares	$1,000.00	$946.20	$3.91	0.80%
Class C Shares	1,000.00	942.40	7.81	1.60%
Class Y Shares	1,000.00	946.70	3.33	0.68%
High Income Municipal Bond Fund
Class A Shares	1,000.00	944.90	3.91	0.80%
Class C Shares	1,000.00	941.20	7.66	1.57%
Class Y Shares	1,000.00	946.00	2.79	0.57%
Floating Rate Fund
Class A Shares	1,000.00	1,058.80	5.18	1.00%
Class C Shares	1,000.00	1,054.50	9.30	1.80%
Class R Shares	1,000.00	1,057.30	7.71	1.49%
Class Y Shares	1,000.00	1,059.90	4.04	0.78%
Strategic Income Fund
Class A Shares	1,000.00	1,023.00	4.83	0.95%
Class C Shares	1,000.00	1,020.00	8.84	1.74%
Class R Shares	1,000.00	1,021.00	6.81	1.34%
Class Y Shares	1,000.00	1,025.20	3.77	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Expense Ratio During Period 7/1/16-12/31/16
INCORE Investment Quality Bond Fund
Class A Shares	$1,000.00	$1,020.61	$4.57	0.90%
Class C Shares	1,000.00	1,016.24	8.97	1.77%
Class R Shares	1,000.00	1,018.75	6.44	1.27%
Class Y Shares	1,000.00	1,021.82	3.35	0.66%
INCORE Low Duration Bond Fund
Class A Shares	1,000.00	1,020.86	4.32	0.85%
Class C Shares	1,000.00	1,016.99	8.21	1.62%
Class R Shares	1,000.00	1,019.25	5.94	1.17%
Class Y Shares	1,000.00	1,022.07	3.10	0.61%
High Yield Fund
Class A Shares	1,000.00	1,020.11	5.08	1.00%
Class C Shares	1,000.00	1,016.59	8.62	1.70%
Class R Shares	1,000.00	1,018.35	6.85	1.35%
Class Y Shares	1,000.00	1,021.32	3.86	0.76%
Tax-Exempt Fund
Class A Shares	1,000.00	1,021.11	4.06	0.80%
Class C Shares	1,000.00	1,017.09	8.11	1.60%
Class Y Shares	1,000.00	1,021.72	3.46	0.68%
High Income Municipal Bond Fund
Class A Shares	1,000.00	1,021.11	4.06	0.80%
Class C Shares	1,000.00	1,017.24	7.96	1.57%
Class Y Shares	1,000.00	1,022.27	2.90	0.57%
Floating Rate Fund
Class A Shares	1,000.00	1,020.11	5.08	1.00%
Class C Shares	1,000.00	1,016.09	9.12	1.80%
Class R Shares	1,000.00	1,017.65	7.56	1.49%
Class Y Shares	1,000.00	1,021.22	3.96	0.78%
Strategic Income Fund
Class A Shares	1,000.00	1,020.36	4.82	0.95%
Class C Shares	1,000.00	1,016.39	8.82	1.74%
Class R Shares	1,000.00	1,018.40	6.80	1.34%
Class Y Shares	1,000.00	1,021.42	3.76	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2016, the following Funds designated tax-exempt income distributions:

Amount
Tax-Exempt Fund	$5,349,767
High Income Municipal Bond Fund	5,001,385

For the year ended December 31, 2016, the following Funds designated ordinary income distributions:

Amount
Tax-Exempt Fund	$853,517
High Income Municipal Bond Fund	80,170

For the year ended December 31, 2016, the following Funds designated short-term capital gain distributions:

Amount
INCORE Investment Quality Bond Fund	$861,707

For the year ended December 31, 2016, the following Funds designated long-term capital gain distributions:

Amount
INCORE Investment Quality Bond Fund	$551,760
Tax-Exempt Fund	4,175,668

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Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Investment Quality Bond Fund, the RS Low Duration Bond Fund, the RS High Yield Fund, the RS Tax-Exempt Fund, the RS High Income Municipal Bond Fund, the RS Floating Rate Fund and the RS Strategic Income Fund managed by RS Investment Management Co. LLC ("RSIM," and each fund managed by RSIM, an "RS Fund") into seven comparable funds (each a "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of each Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each RS Fund that would continue into the comparable Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Funds grow;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each RS Fund, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for each comparable Fund;

•  The Adviser's commitment to operating the Funds at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Funds to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared each RS Fund's Class A gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS Funds. The Board reviewed the factors and methodology used by Strategic Insight in the selection of each RS Fund's Expense Group. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and any differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the RS Funds included breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Funds were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of each predecessor RS Fund for various periods against its selected benchmark index and its Morningstar category. The Board recognized that each predecessor RS Fund's performance is provided net of expenses, while the benchmark index reports gross returns. The Board also

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recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, each Fund, other than the Victory INCORE Investment Quality Bond Fund and the Victory INCORE Low Duration Bond Fund, would be managed by the same investment management team that managed the comparable predecessor RS Fund.

With respect to the Victory High Yield Fund, the Victory Tax-Exempt Fund, the Victory High Income Municipal Bond Fund, the Victory Floating Rate Fund and the Victory Strategic Income Fund, the Board considered the relative roles and responsibilities of the Adviser and each Fund's sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to each predecessor RS Fund and those anticipated with respect to each comparable Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Victory INCORE Investment Quality Bond Fund

With respect to the Victory INCORE Investment Quality Bond Fund, the Board compared the predecessor RS Fund's 0.512% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.048% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.087%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.04%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for the one-year and ten-year periods and its Morningstar category for the three-year period and outperformed its benchmark index for the three-year and five-year periods and its Morningstar category for the one-year, five-year and ten-year periods.

The Board noted that the Adviser's INCORE investment management team would be replacing the predecessor RS Fund's investment sub-adviser as portfolio managers for the Fund upon completion of the Reorganization.

Victory INCORE Low Duration Bond Fund

With respect to the Victory INCORE Low Duration Bond Fund, the Board compared the predecessor RS Fund's 0.460% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fee for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 0.900% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 0.867%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.83%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

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The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its Morningstar category for the one-year, three-year and five-year periods and outperformed its benchmark index for each of the periods reviewed and its Morningstar category for the ten-year period.

The Board noted that the Adviser's INCORE investment management team would be replacing the predecessor RS Fund's investment sub-adviser as portfolios managers for the Fund upon completion of the Reorganization.

Victory High Yield Fund

With respect to the Victory High Yield Fund, the Board compared the predecessor RS Fund's 0.612% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.160% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.305%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.13%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

Victory Tax-Exempt Fund

With respect to the Victory Tax Exempt Fund, the Board compared the predecessor RS Fund's 0.510% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 0.962% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 0.858%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.91%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for each of the periods reviewed and its Morningstar category for the one-year, three-year, and five-year periods and outperformed its Morningstar category for the ten-year period.

Victory High Income Municipal Bond Fund

With respect to the Victory High Income Municipal Bond Fund, the Board compared the predecessor RS Fund's 0.511% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.020% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 0.933%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.93%.

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The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its Morningstar category for the three-year and five-year periods and outperformed its Morningstar category for the one-year period and its benchmark index for each of the periods reviewed.

Victory Floating Rate Fund

With respect to the Victory Floating Rate Fund, the Board compared the predecessor RS Fund's 0.660% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.080% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.054%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.05%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

Victory Strategic Income Fund

With respect to the Victory Strategic Income Fund, the Board compared the predecessor RS Fund's 0.613% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.141% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.139%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.13%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its Morningstar category for each of the periods reviewed and its benchmark index for the one-year period and outperformed its benchmark index for the three-year and five-year periods.

Approval of the Agreement on Behalf of the Funds

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of each of the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Agreement (including the fees to be charged for services thereunder), on behalf of each Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses for each Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratios of each class of each Fund for the two year period following the Reorganization would provide stability to each Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including, in certain cases, the portfolio management teams of the predecessor RS Funds;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Park Avenue Investment Sub-Advisory Agreement

In anticipation of the reorganization of the RS High Yield Fund, the RS Tax-Exempt Fund, the RS High Income Municipal Bond Fund, the RS Floating Rate Fund and the RS Strategic Income Fund (each a "Predecessor Fund") managed by RS Investment Management Co. LLC ("RSIM") and sub-advised by Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), into a comparable investment portfolio of Victory Portfolios (each a "Fund") to be managed by a new combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment sub-advisory agreement between the Adviser, on behalf of each Fund, and the Sub-Adviser (the "Sub-Advisory Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. At the same meeting, the Board approved the investment advisory agreement between the Adviser and the Trust, on behalf of each Fund. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information and was advised by legal counsel to the Trust and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each Fund including the Sub-Adviser's history as sub-adviser for each Predecessor Fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of each Fund for the services to be provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Funds grow;

•  Representations by the Adviser that the sub-advisory fee for each Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The Sub-Adviser's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Funds;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Predecessor Funds and the Sub-Adviser; and

•  Current economic and industry trends.

The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of each Fund will not exceed the total net annual operating expenses of the comparable Predecessor Fund. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as a Fund grows would have no direct impact on the Fund or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board also considered each Predecessor Fund's Class A gross expense ratio as compared with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM.

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to each Predecessor Fund and those anticipated with respect to each comparable Fund. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

With the understanding that the Funds would be managed in the same manner as the Predecessor Funds, the Board reviewed the performance of each Predecessor Fund for various periods against its selected benchmark index and its Morningstar category. The Board recognized that each Predecessor Fund's performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available.

Victory High Yield Fund

The Board compared the Predecessor Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Predecessor Fund underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

The Board noted that the Predecessor Fund's Class A gross annual expense ratio of 1.160% was lower than the Expense Group's median expense ratio of 1.305%. The Board also noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.13%.

Victory Tax-Exempt Fund

The Board compared the Predecessor Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Predecessor Fund underperformed its benchmark index for each of the periods reviewed and its Morningstar category for the one-year, three-year, and five-year periods and outperformed its Morningstar category for the ten-year period.

The Board noted that the Predecessor Fund's Class A gross annual expense ratio of 0.962% was higher than the Expense Group's median expense ratio of 0.858%. The Board also noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.91%.

Victory High Income Municipal Bond Fund

The Board compared the Predecessor Fund's Class A performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Predecessor Fund underperformed its Morningstar category for the three-year and five-year periods and outperformed its Morningstar category for the one-year period and its benchmark index for each of the periods reviewed.

The Board noted that the Predecessor Fund's Class A gross annual expense ratio of 1.020% was higher than the Expense Group's median expense ratio of 0.933%. The Board also noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.93%.

Victory Floating Rate Fund

The Board compared the Predecessor Fund's Class A performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Predecessor Fund underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

The Board noted that the Predecessor Fund's Class A gross annual expense ratio of 1.080% was higher than the Expense Group's median expense ratio of 1.054%. The Board also noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.05%.

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Victory Strategic Income Fund

The Board compared the Predecessor Fund's Class A performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Predecessor Fund underperformed its Morningstar category for each of the periods reviewed and its benchmark index for the one-year period and outperformed its benchmark index for the three-year and five-year periods.

The Board noted that the Predecessor Fund's Class A gross annual expense ratio of 1.141% was higher than the Expense Group's median expense ratio of 1.139%. The Board also noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.13%.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to each of the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual sub-advisory fee for each Fund was in an acceptable range of fees; and (2) the expenses for each Fund were in an acceptable range of expenses of comparable mutual funds;

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with each Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSFIF-AR (12/16)

December 31, 2016

Annual Report

Victory RS Small Cap Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Growth Fund

Victory RS Science and Technology Fund

Victory RS Small Cap Equity Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
The Victory RS Growth Funds
Victory RS Small Cap Growth Fund
Schedule of Portfolio Investments	22
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42-44
Financial Highlights	48-51
Victory RS Select Growth Fund
Schedule of Portfolio Investments	25
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42-44
Financial Highlights	52-56
Victory RS Mid Cap Growth Fund
Schedule of Portfolio Investments	27
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42-44
Financial Highlights	57-61
Victory RS Growth Fund
Schedule of Portfolio Investments	30
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	45-47
Financial Highlights	62-65
Victory RS Science and Technology Fund
Schedule of Portfolio Investments	32
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	45-47
Financial Highlights	66-69
Victory RS Small Cap Equity Fund
Schedule of Portfolio Investments	35
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	45-47
Financial Highlights	70-73
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	86
Supplemental Information	87
Trustee and Officer Information	87
Proxy Voting and Form N-Q Information	90
Expense Examples	90
Additional Federal Income Tax Information	93
Advisory Contract Renewal	94

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

The Victory RS Growth Funds (Unaudited)

RS Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  In a volatile year for the U.S. equity markets, the Russell 2000® Growth Index (the "Index") of small-cap growth stocks delivered a solid gain, supported by a strong economic landscape and a rebound in commodity markets.

•  Victory RS Small Cap Growth Fund (the "Fund") underperformed the Index for the twelve-month period ended December 31, 2016. This underperformance was largely due to stock selection in the health care and consumer discretionary sectors. Stock selection in consumer staples and energy provided modest positive offsets to the Fund's relative underperformance.

•  The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a recovery within three weeks, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the federal funds rate by 25 basis points on December 13, and hinted at more aggressive tightening in 2017. As a result, the yield curve steepened. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

The Fund returned 0.90% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 11.32%.

4

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Within the Health Care sector, detractors included Acadia Healthcare, a provider of behavioral healthcare services. After its planned acquisition of a U.K. competitor raised regulatory concerns, Acadia was forced to sell more than 20 of its existing U.K. locations. Because of this disruption and some weakening U.S. sales trends, the company reported weaker-than-expected third quarter financial performance, and the stock sold off. We chose to liquidate the investment, given uncertainty for the business.

Stock selection in the consumer discretionary sector was also detrimental, due in part to an investment in high-end home furnishings retailer RH (formerly Restoration Hardware). Late in 2015, RH responded to weakening sales trends with promotional discounting that reduced its profit margins, and it encountered logistical issues with the launch of a new product line. As a result, the company missed its quarterly earnings target, and the stock declined sharply in February. We liquidated the Fund's holding to reduce the Fund's downside risk.

Marketing analytics company comScore was a large detractor in the technology sector. The stock declined sharply in March after the company missed its annual report filing deadline and suspended its share repurchase program. These developments shook our confidence in the company's management team, and we sold the Fund's investment.

On a positive note, LogMeIn was a strong positive contributor in the technology sector. LogMeIn continued to report robust revenue trends for its flagship desktop virtualization and other cloud-based businesses. Investors also responded favorably to its planned merger with Citrix System's GoTo suite of collaborative communication businesses.

Tower Semiconductor, another technology contributor, manufactures high-performance digital and analog chips that are in high demand to support the build-out of wireless infrastructure, LED lighting, and image capture technologies. The company reported record third-quarter revenues, supporting its stock price performance.

A positive contributor in the producer durables sector, Ritchie Bros. Auctioneers, sells new and used heavy equipment through on-site and online auctions. The company continued to gain share in niche markets while establishing a strategic partnership with equipment maker Caterpillar. The stock surged higher in early December on hopes for increased U.S. infrastructure spending under a Trump administration. Following this appreciation, we opted to take our profits, selling the Fund's position.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by a less accommodative Fed and economic uncertainty abroad. While we recognize these potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of small-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

5

The Victory RS Growth Funds (Unaudited)

RS Small Cap Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/30/87		9/6/07		1/22/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 2000 Growth Index
One Year	0.90%	–4.91%	0.12%	–0.88%	0.59%	1.16%	11.32%
Three Year	3.36%	1.34%	2.58%	2.58%	2.98%	3.64%	5.05%
Five Year	13.59%	12.25%	12.73%	12.73%	13.10%	13.91%	13.74%
Ten Year	8.00%	7.36%	N/A	N/A	N/A	N/A	7.76%
Since Inception	12.83%	12.60%	6.02%	6.02%	7.47%	8.03%	N/A
Expense Ratios
Gross	1.39%		2.16%		1.74%	1.16%
With Applicable Waivers	1.39%		2.16%		1.74%	1.13%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

The Victory RS Growth Funds (Unaudited)

RS Select Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Small- and mid-cap stocks, as measured by the Russell 2000® Index and the Russell Midcap® Index, returned positive performance for the year, aided by a resilient economy, firming commodity prices, and more gradual Federal Reserve rate hikes.

•  Victory RS Select Growth Fund (the "Fund") delivered solid positive return but underperformed both the Russell 2500TM Growth Index (the "Index") and the Russell 2000® Growth Index for the twelve-month period ended December 31, 2016. Stock selection in the consumer discretionary sector was a significant detractor from relative performance. Security selection in technology was the largest sector contributor.

•  The Fund seeks long-term capital growth by investing primarily in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a recovery within three weeks, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November U.S. presidential election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the federal funds rate by 25 basis points on December 13, and hinted at more aggressive tightening in 2017. As a result, the yield curve steepened. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

The Fund returned 6.85% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming its benchmarks, the Russell 2500TM Growth Index and the Russell 2000® Growth Index, which returned 9.73% and 11.32%, respectively.

7

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Within the Consumer Discretionary sector, high-end home furnishings retailer RH (formerly Restoration Hardware) was a significant detractor. The stock sold off in February after the company warned that softening sales trends, increased promotional discounting, and inventory issues plaguing its new product-line launch dampened its fourth quarter revenue growth. We opted to exit the position, and avoided subsequent declines in the stock price.

While the Fund's focus on more established, profitable health care companies assisted relative performance, a few individual holdings in the sector were detractors. Shares of specialty pharmaceuticals provider Horizon Pharma sold off in April, due in part to weaker-than-expected earnings. The company also lost favor with investors after Valeant Pharmaceuticals, a company with a similar business model, was accused of price gauging. As a result, we decided to liquidate the Fund's investment.

While long-time holding Jazz Pharmaceuticals continued to report positive revenue trends for its narcolepsy drug Xyrem, the threat of increased competition for the drug weighed on the share price. After the company missed its third-quarter earnings targets and announced delays in the review of its new narcolepsy drug, we liquidated the Fund's position in the fourth quarter.

On a positive note, stock selection in technology boosted relative returns, fueled in part by strong performance by LogMeIn. LogMeIn continued to report robust growth for its flagship desktop virtualization business and other cloud-based enterprise solutions. In July, it announced a merger with Citrix System's collection of collaborative communication businesses, a deal that should greatly expand its product portfolio and customer base.

The prospect of increased infrastructure investment and military spending under a Trump administration fueled strong performance by cyclical stocks in the fourth quarter. These included Ritchie Bros. Auctioneers, which organizes on-site and online auctions of new and used heavy equipment. Heico, another positive contributor, is a leading supplier of generic replacement parts for aircraft engines. Its stock price performance benefited from robust revenue and earnings growth, strategic acquisitions, and prospects of increased military expenditures under Trump.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by a less accommodative Fed and economic uncertainty abroad. While we recognize these potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of small- and mid-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

8

The Victory RS Growth Funds (Unaudited)

RS Select Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	8/1/96		11/15/07		2/12/07	11/14/16	5/1/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Growth Index	Russell 2500 Growth Index
One Year	6.85%	0.70%	6.04%	5.04%	6.39%	N/A	7.13%	11.32%	9.73%
Three Year	2.50%	0.50%	1.70%	1.70%	2.05%	N/A	2.76%	5.05%	5.45%
Five Year	11.97%	10.65%	11.10%	11.10%	11.32%	N/A	12.27%	13.74%	13.88%
Ten Year	8.43%	7.79%	N/A	N/A	N/A	N/A	N/A	7.76%	8.24%
Since Inception	10.80%	10.48%	6.65%	6.65%	7.39%	2.15%	16.51%	N/A	N/A
Expense Ratios
Gross	1.43%		2.19%		1.89%	1.08%	1.17%
With Applicable Waivers	1.40%		2.18%		1.89%	1.06%	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Select Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2The Russell 2500TM Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

The Victory RS Growth Funds (Unaudited)

RS Mid Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  U.S. mid-cap growth stocks, as measured by the Russell Midcap® Growth Index (the "Index"), returned solid positive performance in 2016, backed by positive economic news, improving employment and consumer spending trends, and healthy corporate earnings.

•  Victory RS Mid Cap Growth Fund (the "Fund") delivered positive performance for the twelve-month period ended December 31, 2016, but underperformed the Index. The Fund's performance relative to the Index was hindered by stock selection in financial services and health care, as well as a portfolio underweight and stock selection in producer durables. Stock selection in materials, consumer staples, materials, and energy added to relative performance.

•  The Fund seeks long-term capital growth by investing primarily in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a recovery within three weeks, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the federal funds rate by 25 basis points on December 13, and hinted at more aggressive tightening in 2017. As a result, the yield curve steepened. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

The Fund gained 5.08% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 7.33%.

10

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Within the Health Care sector, the Fund's relative performance was dampened by investments in Jazz Pharmaceuticals and BioMarin Pharmaceutical. While Jazz continued to report positive sales trends for its narcolepsy treatment Xyrem, the threat of increased competition for the drug weighed on its stock price. After the company missed its third-quarter earnings targets and announced a delay in the approval timeline for its pipeline narcolepsy drug JZP-110, we chose to exit the Fund's position in the fourth quarter.

BioMarin Pharmaceutical is developing orphan drugs for rare but potentially fatal metabolic diseases. Early in 2016, its stock dropped sharply after the FDA rejected its drug for Duchenne muscular dystrophy. Despite this setback, the Fund continued to hold a position in BioMarin at year-end due to its diversified pipeline of drugs undergoing clinical trials.

A detractor in the consumer discretionary sector, RH (formerly Restoration Hardware) is a retailer of high-end home furnishings. The stock sold off in February after the company warned of lower than expected revenue growth due to weaker regional sales trends and problems with the roll-out of its new RH Modern product line. We lost confidence in management's execution and decided to sell the Fund's holdings.

On a positive note, long-time investment LinkedIn was a top positive contributor in the technology sector. LinkedIn operates the world's largest professional social network, a sought-after platform for corporate advertising and talent searches. LinkedIn's stock surged higher in June after Microsoft announced it was acquiring the company for a significant premium.

Several Fund investments also benefited from the prospect of increased infrastructure spending, due to both the 2015 Congressional FAST Act (which guarantees $305 billion in future highway funding) and potential fiscal stimulus under the Trump administration. Ritchie Bros. Auctioneers sells new and used heavy equipment through on-site and online auctions. The company has continued to expand its market share in key areas through strategic acquisitions and its recent partnership with equipment maker Caterpillar. Specialty chemicals company Ingevity, another contributor, is a leading supplier of activated carbon solutions used to reduce automobile emissions. It also produces specialty asphalt materials that could be in high demand for new paving projects. Given the strong fourth-quarter appreciation in both stocks, we decided to take the Fund's profits, selling the positions.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by a less accommodative Fed and economic uncertainty abroad. While we recognize these potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of growth stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

11

The Victory RS Growth Funds (Unaudited)

RS Mid Cap Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	7/12/95		5/21/07		12/4/06	11/14/16	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap Growth Index
One Year	5.08%	–0.98%	4.14%	3.14%	4.53%	N/A	5.34%	7.33%
Three Year	4.23%	2.19%	3.34%	3.34%	3.71%	N/A	4.50%	6.23%
Five Year	13.38%	12.05%	12.38%	12.38%	12.80%	N/A	13.67%	13.51%
Ten Year	6.30%	5.68%	N/A	N/A	5.70%	N/A	N/A	7.83%
Since Inception	9.11%	8.81%	4.11%	4.11%	5.30%	2.82%	5.87%	N/A
Expense Ratios
Gross	1.29%		2.09%		1.73%	0.96%	1.05%
With Applicable Waivers	1.20%		2.09%		1.73%	0.94%	0.95%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Mid Cap Growth Fund — Growth of $10,000

1The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

The Victory RS Growth Funds (Unaudited)

RS Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Large-cap growth stocks delivered positive performance in 2016, backed by a resilient U.S. economy, firming commodity prices, and more-gradual-than-expected United States Federal Reserve (the "Fed") interest rate hikes.

•  Victory RS Growth Fund (the "Fund") returned modest positive performance for the twelve-month period ended December 31, 2016, but underperformed the Russell 1000® Growth Index (the "Index"). This underperformance was driven by stock selection in most sectors, especially consumer discretionary and financial services. Stock selection in consumer staples, energy, and materials assisted relative performance.

•  The Fund seeks long-term capital growth by investing primarily in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative Fed policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a recovery within three weeks, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the federal funds rate by 25 basis points on December 13, and hinted at more aggressive tightening in 2017. As a result, the yield curve steepened. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

The Fund returned 1.86% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 7.08%.

13

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Stock selection in the Financial Services sector detracted from relative performance for the twelve-month period, due in part to an investment in discount brokerage company Charles Schwab. After the company's shares sold off along with other financial stocks in the aftermath of the Brexit vote, we opted to sell the stock given its exposure to capital markets volatility and international market headwinds. The stock was nonetheless a detractor for the year.

In a challenging year for large-cap pharmaceuticals stocks, several health care holdings were large detractors. Long-time holding Jazz Pharmaceuticals faced concerns as its earnings failed to keep pace with expectations and its blockbuster narcolepsy drug Xyrem faced increased competition. The company suffered a further setback in the fourth quarter, after it announced a delay in the approval timeline for new narcolepsy drug, JZP-100. We chose to exit the Fund's position.

Another detractor, BioMarin Pharmaceutical, specializes in the treatment of rare but serious metabolic diseases. The stock dropped sharply early in the year after the FDA failed to approve the company's Duchenne muscular dystrophy drug. The Fund continued to hold a position in the stock at year-end due to the company's pipeline of other drugs undergoing clinical trials.

A top positive contributor in the health care sector, Edwards Lifesciences is the pioneer developer of a minimally invasive heart valve replacement procedure known as TAVI. This procedure eliminates the need for open-heart surgery in critically ill patients. The company won an expanded treatment indication for TAVI in August when the FDA approved the procedure for use in intermediate-risk cardiac patients. This news propelled the stock price higher.

A top contributor for the year, technology company NVIDIA is the leading supplier of graphics processing units that are in high demand to support next-generation gaming, virtual reality (VR), "smart" appliances, and self-driving cars. In October, Tesla Motors announced plans to build its self-driving cars around NVIDIA's advanced computing platform. The stock surged higher in the fourth quarter, supported by record revenue and earnings performance.

A significant contributor in Consumer Staples, Pinnacle Foods is a leading supplier of frozen foods and grocery products under brand names such as Birds Eye and Wish-Bone. The company reported strong revenue growth and improving profit margins, assisted by its 2015 acquisition of Boulder Brands, a leading franchise in the fast-growing organic and natural foods space.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by a less accommodative Fed and economic uncertainty abroad. While we recognize these potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of growth stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

14

The Victory RS Growth Funds (Unaudited)

RS Growth Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/12/92		6/29/07		11/27/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 1000 Growth Index
One Year	1.86%	–4.01%	1.05%	0.13%	1.29%	2.16%	7.08%
Three Year	5.20%	3.15%	4.35%	4.35%	4.59%	5.51%	8.55%
Five Year	13.84%	12.50%	12.87%	12.87%	13.16%	14.16%	14.50%
Ten Year	6.05%	5.43%	N/A	N/A	5.48%	N/A	8.34%
Since Inception	9.41%	9.15%	4.37%	4.37%	5.50%	6.13%	N/A
Expense Ratios
Gross	1.18%		2.00%		1.79%	0.94%
With Applicable Waivers	1.10%		1.93%		1.71%	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Growth Fund — Growth of $10,000

1The Russell 1000 is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

The Victory RS Growth Funds (Unaudited)

RS Science and Technology Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Technology stocks, as measured by the S&P North American Technology Sector IndexTM (the "Index"), delivered strong positive performance in 2016 and outpaced the broader S&P 500® Index, aided by positive earnings trends and a pickup in mergers and acquisitions.

•  Victory RS Science and Technology Fund (the "Fund") delivered robust returns for the twelve-month period ended December 31, 2016, while also outperforming both its Index and the broader S&P 500® Index. The Fund benefited both from its stock selection in the technology sector, as well as its multi-capitalization strategy that provided exposure to emerging companies as well as established industry players. Exposure to health care stocks not held in the Index provided some negative offset to the Fund's outperformance in a challenging year for biotech stocks.

•  The Fund seeks long-term capital growth by investing in technology companies that we believe have greater earnings potential relative to market expectations.

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a recovery within three weeks, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the federal funds rate by 25 basis points on December 13, and hinted at more aggressive tightening in 2017. As a result, the yield curve steepened. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Fund Performance Overview

The Fund returned 13.80% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, outperforming a 13.56% return by the Index, as well as an 11.96% return by the broader S&P 500® Index.

16

The Victory RS Growth Funds (Unaudited)

Portfolio Review

The Fund's multi-cap approach to science- and technology-driven stocks helped fuel relative outperformance during the year, as a number of smaller-cap holdings were acquired by larger companies. These included Marketo, one of the Fund's top positive contributors. This provider of cloud-based marketing solutions was acquired for a premium by a private equity firm, and its stock price surged higher.

The Fund also benefited in June when Microsoft announced its acquisition of long-time Fund holding LinkedIn for a 50% premium. This acquisition affirmed our investment thesis for LinkedIn, the world's largest professional social network and a sought-after platform for corporate advertising and talent searches.

Another top positive contributor, Boingo Wireless, continued to capitalize on its global chain of small-cell networks to provide subscription-based wireless services at public Wi-Fi hotspots, on military bases, and increasingly through distributed antenna systems (DAS) providing improved Wi-Fi coverage in convention centers and other high-usage areas. The stock soared higher in the fourth quarter after the company reported record third quarter revenues and strong earnings performance.

On a negative note, shares of digital entertainment company Activision Blizzard declined due to concerns over slowing gaming console sales and softer-than-expected revenues from its newest Call of Duty title. Despite these concerns, the Fund held on to the stock given the company's other investments in mobile gaming, digital content distribution, and streaming entertainment.

Another detractor, comScore, provides data analytics for the global marketing business. The stock suffered a sharp decline in March after the company missed the filing deadline for its annual report and suspended its share repurchase program. We exited the position due to our reduced confidence in the management team.

Detractors in the health care sector included early-stage biotech investment Ophthotech, which is developing a platform to treat age-related macular degeneration ("AMD"), a leading cause of blindness in seniors. In December, the company reported that its lead product Fovista failed to meet expectations in phase 3 clinical trials. This news called into question the company's entire treatment platform, and we decided to liquidate the Fund's investment.

Outlook

As we look ahead, we remain optimistic on long-term prospects for technology investments across the full spectrum of market caps. We continue to seek to position the Fund to capitalize on what we view as promising trends, such as industry consolidation, expanding data traffic, cloud computing, social networking, demand for IT efficiency, and state-of-the-art cyber security.

17

The Victory RS Growth Funds (Unaudited)

RS Science and Technology Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/2/07		1/19/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P North American Technology Sector	S&P 500 Index
One Year	13.80%	7.24%	12.87%	11.89%	13.41%	14.07%	13.56%	11.96%
Three Year	8.25%	6.14%	7.37%	7.37%	7.77%	8.53%	12.89%	8.87%
Five Year	14.87%	13.51%	13.94%	13.94%	14.34%	15.20%	17.41%	14.66%
Ten Year	9.69%	9.04%	N/A	N/A	N/A	N/A	10.42%	6.95%
Since Inception	9.41%	9.10%	8.36%	8.36%	9.33%	9.74%	N/A	N/A
Expense Ratios
Gross	1.47%		2.26%		1.97%	1.23%
With Applicable Waivers	1.47%		2.26%		1.93%	1.23%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Science and Technology Fund — Growth of $10,000

1The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector Index reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

The Victory RS Growth Funds (Unaudited)

RS Small Cap Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  In a volatile year for the U.S. equity markets, the Russell 2000® Growth Index (the "Index") of small-cap growth stocks delivered a solid gain, supported by a strong economic landscape and a rebound in commodity markets.

•  Victory RS Small Cap Equity Fund (the "Fund") delivered positive performance but underperformed the Index for the twelve-month period ended December 31, 2016. This underperformance was largely due to stock selection in the Health Care and Consumer Discretionary sectors. Stock selection in Consumer Staples and Energy provided modest positive offsets to the Fund's relative underperformance.

•  The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a recovery within three weeks, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the federal funds rate by 25 basis points on December 13, and hinted at more aggressive tightening in 2017. As a result, the yield curve steepened. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

The Fund returned 1.19% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming its benchmark, the Index, which returned 11.32%.

19

The Victory RS Growth Funds (Unaudited)

Portfolio Review

Within the Health Care sector, detractors included Immune Design, a company developing several immunotherapy-based discovery platforms to treat various kinds of cancers. The company, which is not yet profitable, reported a wider-than-expected loss in the second quarter, and its stock price traded lower in a challenging year for emerging biotechnology investments. The Fund held on to the position given the company's pipeline of potentially revolutionary treatments, which could provide a next-generation approach to cancer treatment.

Stock selection in the consumer discretionary sector was also detrimental, due in part to an investment in high-end home furnishings retailer RH (formerly Restoration Hardware). Late in 2015, RH responded to weakening sales trends with promotional discounting that reduced its profit margins, and it encountered logistical issues with the launch of a new product line. As a result, the company missed its quarterly earnings target, and the stock declined sharply in February. We liquidated the Fund's holding to reduce the Fund's downside risk.

Marketing analytics company comScore was a large detractor in the Technology sector. The stock declined sharply in March after the company missed its annual report-filing deadline and suspended its share repurchase program. These developments shook our confidence in the company's management team, and we sold the Fund's investment.

On a positive note, LogMeIn was a strong positive contributor in the Technology sector. LogMeIn continued to report robust revenue trends for its flagship desktop virtualization and other cloud-based businesses. Investors also responded favorably to its planned merger with Citrix System's GoTo suite of collaborative communication businesses.

A top positive contributor in producer durables, John Bean Technologies designs and manufactures complex equipment systems used in food processing and airports. The company's stock price gains were driven by strong orders data, robust revenue growth, and optimism over its acquisition of Cooling and Applied Technologies, which will help expand its offerings in advanced refrigerator systems. The Fund took some profits, trimming the Fund's investment after its stock price appreciation.

A positive contributor in the producer durables sector, Ritchie Bros. Auctioneers, sells new and used heavy equipment through on-site and online auctions. The company continued to gain share in niche markets while establishing a strategic partnership with equipment maker Caterpillar. The stock surged higher in early December on hopes for increased U.S. infrastructure spending under a Trump administration. Following this appreciation, we opted to take our profits, selling the Fund's position.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by a less accommodative Fed and economic uncertainty abroad. While we recognize these potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of small-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

20

The Victory RS Growth Funds (Unaudited)

RS Small Cap Equity Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 2000 Growth Index
One Year	1.19%	–4.63%	0.39%	–0.61%	0.89%	1.60%	11.32%
Three Year	3.85%	1.82%	3.00%	3.00%	3.46%	3.95%	5.05%
Five Year	13.95%	12.61%	13.02%	13.02%	13.57%	14.14%	13.74%
Ten Year	8.27%	7.63%	7.34%	7.34%	7.89%	N/A	7.76%
Since Inception	9.20%	8.87%	5.62%	5.62%	8.03%	7.79%	N/A
Expense Ratios
Gross	1.27%		2.36%		1.74%	1.05%
With Applicable Waivers	1.27%		2.10%		1.74%	1.05%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Small Cap Equity Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

Victory Portfolios RS Small Cap Growth Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (98.4%)
Communications Equipment (1.8%):
Lumentum Holdings, Inc. (a)	879,084	$33,976,597
Consumer Discretionary (15.8%):
Burlington Stores, Inc. (a)	318,428	26,986,773
Dave & Buster's Entertainment, Inc. (a)	279,660	15,744,858
Drew Industries, Inc.	183,857	19,810,592
Five Below, Inc. (a)	506,191	20,227,392
Grand Canyon Education, Inc. (a)	637,094	37,238,144
IMAX Corp. (a)	769,219	24,153,477
Jack in the Box, Inc.	328,621	36,687,248
Lithia Motors, Inc.	240,729	23,309,789
Ollie's Bargain Outlet Holdings, Inc. (a)	822,266	23,393,468
Penn National Gaming, Inc. (a)	703,109	9,695,873
Popeyes Louisiana Kitchen, Inc. (a)	301,695	18,246,514
Red Rock Resorts, Inc., Class A	806,410	18,700,648
Steven Madden Ltd. (a)	636,135	22,741,826
		296,936,602
Consumer Staples (4.0%):
Pinnacle Foods, Inc.	973,067	52,010,431
Snyder's-Lance, Inc.	582,095	22,317,522
		74,327,953
Electronic Equipment, Instruments & Components (1.0%):
Littelfuse, Inc.	125,876	19,104,201
Energy (2.1%):
Carrizo Oil & Gas, Inc. (a)	330,552	12,346,117
Diamondback Energy, Inc. (a)	130,789	13,217,537
Superior Energy Services, Inc.	224,100	3,782,808
US Silica Holdings, Inc.	192,472	10,909,313
		40,255,775
Financials (7.1%):
AmTrust Financial Services, Inc.	551,680	15,104,998
Evercore Partners, Inc., Class A	219,050	15,048,735
Home BancShares, Inc.	651,690	18,097,431
LendingTree, Inc. (a) (b)	187,154	18,968,058
Primerica, Inc.	271,229	18,755,486
Texas Capital Bancshares, Inc. (a)	122,170	9,578,128
Walker & Dunlop, Inc. (a)	423,033	13,198,630
Western Alliance Bancorp (a)	507,785	24,734,208
		133,485,674
Health Care (18.5%):
Amedisys, Inc. (a)	354,065	15,093,791
Amicus Therapeutics, Inc. (a) (b)	2,521,935	12,534,017
AtriCure, Inc. (a)	797,230	15,601,791
Bluebird Bio, Inc. (a) (b)	333,507	20,577,382
Blueprint Medicines Corp. (a)	407,738	11,437,051

See notes to financial statements.

22

Victory Portfolios RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Celyad SA, ADR (a)	219,231	$3,946,158
Eagle Pharmaceuticals, Inc. (a) (b)	284,480	22,570,643
Five Prime Therapeutics, Inc. (a)	294,712	14,768,018
GW Pharmaceuticals PLC, ADR (a)	158,517	17,714,275
Ignyta, Inc. (a)	1,460,525	7,740,783
Immune Design Corp. (a) (b)	1,057,610	5,816,855
Integra LifeSciences Holdings Corp. (a)	258,777	22,200,479
Kite Pharma, Inc. (a) (b)	270,587	12,133,121
Ligand Pharmaceuticals, Inc., Class B (a)	231,025	23,474,450
Lion Biotechnologies, Inc. (a) (b)	1,457,055	10,126,532
Loxo Oncology, Inc. (a) (b)	910,757	29,248,961
NxStage Medical, Inc. (a)	857,666	22,479,426
Sage Therapeutics, Inc. (a)	292,270	14,923,306
Spark Therapeutics, Inc. (a) (b)	228,664	11,410,334
Vital Therapies, Inc. (a) (b)	1,472,878	6,407,019
WellCare Health Plans, Inc. (a)	154,300	21,151,444
Wright Medical Group NV (a)	482,810	11,094,974
Zeltiq Aesthetics, Inc. (a)	408,769	17,789,627
		350,240,437
Industrials (17.1%):
Apogee Enterprises, Inc.	689,665	36,938,457
Beacon Roofing Supply, Inc. (a)	645,590	29,742,332
BWX Technologies, Inc.	372,622	14,793,093
Genesee & Wyoming, Inc., Class A (a)	259,315	17,999,054
H&E Equipment Services, Inc.	420,620	9,779,415
HEICO Corp., Class A	364,261	24,733,322
Hexcel Corp.	799,094	41,105,396
John Bean Technologies Corp.	223,589	19,217,475
Manitowoc Foodservice, Inc. (a)	1,184,206	22,890,701
MSC Industrial Direct Co., Inc., Class A	269,660	24,913,887
Rexnord Corp. (a)	833,330	16,324,935
Ritchie Bros. Auctioneers, Inc.	1,129,378	38,398,852
Spirit Airlines, Inc. (a)	409,235	23,678,337
		320,515,256
Internet Software & Services (4.9%):
Cornerstone OnDemand, Inc. (a)	350,838	14,843,956
LogMeIn, Inc. (b)	500,695	48,342,102
WebMD Health Corp. (a) (b)	369,320	18,234,767
Wix.com Ltd. (a)	228,010	10,157,846
		91,578,671
IT Services (8.2%):
Black Knight Financial Services, Inc., Series A (a)	818,017	30,921,043
Euronet Worldwide, Inc. (a)	594,570	43,064,704
Square, Inc., Class A (a) (b)	970,820	13,232,277
WEX, Inc. (a)	206,820	23,081,112
WNS Holdings Ltd., ADR (a)	712,047	19,616,895
InterXion Holding NV (a)	707,143	24,799,505
		154,715,536

See notes to financial statements.

23

Victory Portfolios RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Materials (2.1%):
Eagle Materials, Inc., Class A	284,610	$28,042,623
Ingevity Corp. (a)	199,319	10,934,640
		38,977,263
Semiconductors & Semiconductor Equipment (5.3%):
Cavium, Inc. (a)	279,638	17,460,597
Monolithic Power Systems, Inc.	325,521	26,669,935
Tower Semiconductor Ltd. (a) (b)	2,870,442	54,624,511
		98,755,043
Software (10.5%):
Ellie Mae, Inc. (a)	70,385	5,889,817
Fair Isaac Corp.	174,110	20,757,394
RingCentral, Inc., Class A (a)	2,018,788	41,587,033
The Ultimate Software Group, Inc. (a)	188,038	34,288,729
Proofpoint, Inc. (a)	637,447	45,035,631
Take-Two Interactive Software (a)	994,912	49,039,211
		196,597,815
Total Common Stocks (Cost $1,445,557,987)		1,849,466,823
Collateral for Securities Loaned (4.8%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	38,465,995	38,465,995
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	50,800,432	50,800,432
Total Collateral for Securities Loaned (Cost $89,266,427)		89,266,427
Total Investments (Cost $1,534,824,414) — 103.2%		1,938,733,250
Liabilities in excess of other assets — (3.2)%		(59,533,104)
NET ASSETS — 100.00%		$1,879,200,146

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

24

Victory Portfolios RS Select Growth Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (100.4%)
Consumer Discretionary (18.6%):
Brunswick Corp.	115,990	$6,326,095
Dave & Buster's Entertainment, Inc. (a)	138,166	7,778,746
Dunkin' Brands Group, Inc.	50,220	2,633,537
Five Below, Inc. (a)	166,050	6,635,358
Hasbro, Inc.	96,831	7,532,483
IMAX Corp. (a)	274,475	8,618,515
Jack in the Box, Inc.	71,650	7,999,006
Lululemon athletica, Inc. (a)	151,528	9,847,805
Popeyes Louisiana Kitchen, Inc. (a)	91,607	5,540,391
Six Flags Entertainment Corp.	156,420	9,378,943
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	20,970	5,346,092
Vail Resorts, Inc.	81,320	13,117,729
Visteon Corp.	82,257	6,608,527
		97,363,227
Consumer Staples (4.8%):
Pinnacle Foods, Inc.	300,310	16,051,570
Snyder's-Lance, Inc.	233,651	8,958,179
		25,009,749
Electronic Equipment, Instruments & Components (1.6%):
Littelfuse, Inc.	55,301	8,393,033
Energy (1.6%):
Diamondback Energy, Inc. (a)	83,076	8,395,661
Financials (3.8%):
LendingTree, Inc. (a)	80,287	8,137,087
MarketAxess Holdings, Inc.	24,583	3,611,734
Western Alliance Bancorp (a)	172,180	8,386,888
		20,135,709
Health Care (15.7%):
Align Technology, Inc. (a)	84,927	8,164,033
Alkermes PLC (a)	233,930	13,001,829
Eagle Pharmaceuticals, Inc. (a) (b)	155,960	12,373,866
HealthEquity, Inc. (a)	272,020	11,022,250
Integra LifeSciences Holdings Corp. (a)	122,640	10,521,286
Ligand Pharmaceuticals, Inc., Class B (a) (b)	158,350	16,089,944
West Pharmaceutical Services, Inc.	129,996	11,027,560
		82,200,768
Industrials (20.2%):
Genesee & Wyoming, Inc., Class A (a)	111,070	7,709,369
HEICO Corp., Class A	182,128	12,366,491
Hexcel Corp.	347,352	17,867,787
JetBlue Airways Corp. (a)	244,960	5,492,003
Knoll, Inc.	200,896	5,611,025
MSC Industrial Direct Co., Inc., Class A	79,340	7,330,223
Mueller Water Products, Inc., Class A	821,750	10,937,492
Ritchie Bros. Auctioneers, Inc.	533,698	18,145,732
The Middleby Corp. (a)	49,038	6,316,585

See notes to financial statements.

25

Victory Portfolios RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
TransUnion (a)	158,790	$4,911,375
Wabtec Corp.	108,727	9,026,516
		105,714,598
Internet Software & Services (8.5%):
GoDaddy, Inc., Class A (a)	275,667	9,634,562
LogMeIn, Inc. (b)	206,110	19,899,921
WebMD Health Corp. (a)	139,464	6,889,501
Yelp, Inc. (a)	210,580	8,029,415
		44,453,399
IT Services (10.2%):
Black Knight Financial Services, Inc., Series A (a)	342,129	12,932,476
Euronet Worldwide, Inc. (a)	253,137	18,334,712
Vantiv, Inc. (a)	140,680	8,387,342
WEX, Inc. (a)	77,080	8,602,128
InterXion Holding NV (a)	142,280	4,989,760
		53,246,418
Materials (5.3%):
Eagle Materials, Inc., Class A	133,700	13,173,461
GCP Applied Technologies, Inc. (a)	301,340	8,060,845
Graphic Packaging Holding Co.	538,570	6,721,354
		27,955,660
Real Estate (0.9%):
American Campus Communities, Inc.	96,230	4,789,367
Semiconductors & Semiconductor Equipment (5.1%):
Cavium, Inc. (a)	130,490	8,147,796
Inphi Corp. (a)	181,100	8,080,682
Monolithic Power Systems, Inc.	126,635	10,375,205
		26,603,683
Software (4.1%):
Paycom Software, Inc. (a)	199,405	9,070,933
The Ultimate Software Group, Inc. (a)	68,054	12,409,647
		21,480,580
Total Common Stocks (Cost $403,216,538)		525,741,852
Collateral for Securities Loaned (6.0%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	13,604,675	13,604,675
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	17,967,125	17,967,125
Total Collateral for Securities Loaned (Cost $31,571,800)		31,571,800
Total Investments (Cost $434,788,338) — 106.4%		557,313,652
Liabilities in excess of other assets — (6.4)%		(33,186,901)
NET ASSETS — 100.00%		$524,126,751

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

PLC — Public Liability Co.

See notes to financial statements.

26

Victory Portfolios RS Mid Cap Growth Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (98.8%)
Consumer Discretionary (21.8%):
Brunswick Corp.	89,970	$4,906,964
Burlington Stores, Inc. (a)	98,220	8,324,145
Delphi Automotive PLC	57,860	3,896,871
Dollar Tree, Inc. (a)	113,980	8,796,976
Dunkin' Brands Group, Inc.	59,910	3,141,680
Hasbro, Inc.	95,410	7,421,944
IMAX Corp. (a)	190,550	5,983,270
Lululemon athletica, Inc. (a)	106,360	6,912,336
Newell Brands, Inc.	144,710	6,461,302
O'Reilly Automotive, Inc. (a)	29,390	8,182,470
Six Flags Entertainment Corp.	119,750	7,180,210
The Wendy's Co.	409,660	5,538,603
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	35,130	8,956,042
Vail Resorts, Inc.	45,310	7,308,957
		93,011,770
Consumer Staples (7.0%):
Pinnacle Foods, Inc.	355,580	19,005,751
Post Holdings, Inc. (a)	132,550	10,655,695
		29,661,446
Energy (2.0%):
Concho Resources, Inc. (a)	23,825	3,159,195
Diamondback Energy, Inc. (a)	52,700	5,325,862
		8,485,057
Financials (6.2%):
Affiliated Managers Group, Inc. (a)	40,470	5,880,291
Intercontinental Exchange, Inc.	80,785	4,557,890
SVB Financial Group (a)	28,850	4,952,391
The Progressive Corp.	124,630	4,424,365
Western Alliance Bancorp (a)	135,150	6,583,157
		26,398,094
Health Care (12.3%):
Align Technology, Inc. (a)	57,030	5,482,294
Alkermes PLC (a)	122,630	6,815,775
BioMarin Pharmaceutical, Inc. (a)	71,450	5,918,918
Bluebird Bio, Inc. (a) (b)	70,110	4,325,787
Edwards Lifesciences Corp. (a)	62,250	5,832,825
Intuitive Surgical, Inc. (a)	7,590	4,813,350
Ligand Pharmaceuticals, Inc., Class B (a) (b)	32,380	3,290,132
The Cooper Cos., Inc.	33,580	5,874,149
WellCare Health Plans, Inc. (a)	31,690	4,344,065
West Pharmaceutical Services, Inc.	68,920	5,846,484
		52,543,779

See notes to financial statements.

27

Victory Portfolios RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Industrials (16.4%):
Acuity Brands, Inc.	25,730	$5,940,028
BWX Technologies, Inc.	104,430	4,145,871
Fastenal Co.	152,900	7,183,242
Hexcel Corp.	270,330	13,905,775
JetBlue Airways Corp. (a)	194,920	4,370,106
Ritchie Bros. Auctioneers, Inc.	388,700	13,215,800
Roper Technologies, Inc.	30,250	5,538,170
The Middleby Corp. (a)	39,020	5,026,166
TransUnion (a)	120,490	3,726,756
Wabtec Corp.	86,520	7,182,891
		70,234,805
Internet Software & Services (5.6%):
Akamai Technologies, Inc. (a)	90,650	6,044,542
GoDaddy, Inc., Class A (a)	165,750	5,792,963
LogMeIn, Inc.	63,320	6,113,546
Yelp, Inc. (a)	150,880	5,753,054
		23,704,105
IT Services (9.7%):
Black Knight Financial Services, Inc., Series A (a) (b)	257,094	9,718,153
Euronet Worldwide, Inc. (a)	192,311	13,929,085
FleetCor Technologies, Inc. (a)	36,630	5,183,878
Global Payments, Inc.	84,470	5,863,063
Vantiv, Inc. (a)	109,300	6,516,466
		41,210,645
Materials (3.8%):
Eagle Materials, Inc., Class A	100,810	9,932,809
WestRock Co.	123,220	6,255,879
		16,188,688
Real Estate (2.8%):
American Campus Communities, Inc.	72,790	3,622,758
Equinix, Inc.	23,036	8,233,297
		11,856,055
Semiconductors & Semiconductor Equipment (7.5%):
Inphi Corp. (a)	111,730	4,985,393
Microchip Technology, Inc.	105,940	6,796,051
NVIDIA Corp.	85,550	9,131,606
Xilinx, Inc.	83,900	5,065,043
Lam Research Corp.	58,260	6,159,830
		32,137,923
Software (3.7%):
Activision Blizzard, Inc.	119,200	4,304,312
Electronic Arts, Inc. (a)	80,940	6,374,834
The Ultimate Software Group, Inc. (a)	27,280	4,974,508
		15,653,654
Total Common Stocks (Cost $397,113,497)		421,086,021

See notes to financial statements.

28

Victory Portfolios RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Collateral for Securities Loaned (1.4%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	2,604,477	2,604,477
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	3,439,624	3,439,624
Total Collateral for Securities Loaned (Cost $6,044,101)		6,044,101
Total Investments (Cost $403,157,598) — 100.2%		427,130,122
Liabilities in excess of other assets — (0.2)%		(973,354)
NET ASSETS — 100.00%		$426,156,768

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

PLC — Public Liability Co.

See notes to financial statements.

29

Victory Portfolios RS Growth Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (99.3%)
Consumer Discretionary (21.2%):
Amazon.com, Inc. (a)	14,520	$10,888,112
Delphi Automotive PLC	32,990	2,221,877
Dollar Tree, Inc. (a)	65,510	5,056,062
Hasbro, Inc.	40,390	3,141,938
Las Vegas Sands Corp.	36,120	1,929,169
The Home Depot, Inc.	54,565	7,316,075
The Priceline Group, Inc. (a)	3,500	5,131,210
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	18,750	4,780,125
Yum! Brands, Inc.	113,270	7,173,389
		47,637,957
Consumer Staples (7.4%):
Mondelez International, Inc., Class A	119,250	5,286,353
Pinnacle Foods, Inc.	213,270	11,399,281
		16,685,634
Energy (1.4%):
EOG Resources, Inc.	31,045	3,138,650
Financials (5.7%):
MSCI, Inc.	60,230	4,744,919
The Charles Schwab Corp.	130,080	5,134,258
The Progressive Corp.	82,810	2,939,755
		12,818,932
Health Care (13.3%):
BioMarin Pharmaceutical, Inc. (a)	40,830	3,382,357
Bluebird Bio, Inc. (a) (b)	33,630	2,074,971
Celgene Corp. (a)	110,160	12,751,020
Edwards Lifesciences Corp. (a)	26,340	2,468,058
Intuitive Surgical, Inc. (a)	4,520	2,866,448
UnitedHealth Group, Inc.	39,940	6,391,998
		29,934,852
Industrials (14.8%):
Acuity Brands, Inc.	16,900	3,901,534
Fastenal Co.	101,550	4,770,819
FedEx Corp.	25,650	4,776,030
General Electric Co.	202,360	6,394,576
Norfolk Southern Corp.	26,710	2,886,550
Roper Technologies, Inc.	16,150	2,956,742
Southwest Airlines Co.	57,150	2,848,356
Wabtec Corp.	57,540	4,776,971
		33,311,578
Internet Software & Services (7.1%):
Alphabet, Inc., Series C, Class C (a)	10,461	8,074,009
Facebook, Inc., Class A (a)	68,410	7,870,571
		15,944,580

See notes to financial statements.

30

Victory Portfolios RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
IT Services (4.5%):
FleetCor Technologies, Inc. (a)	24,330	$3,443,182
Visa, Inc., Class A	87,842	6,853,432
		10,296,614
Materials (3.6%):
Air Products & Chemicals, Inc.	23,430	3,369,703
WestRock Co.	90,930	4,616,516
		7,986,219
Real Estate (2.2%):
Equinix, Inc.	13,484	4,819,316
Semiconductors & Semiconductor Equipment (9.9%):
Broadcom Ltd.	35,920	6,349,578
Microchip Technology, Inc.	50,470	3,237,651
NVIDIA Corp.	44,450	4,744,593
Xilinx, Inc.	49,380	2,981,071
Lam Research Corp.	45,940	4,857,235
		22,170,128
Software (2.5%):
Activision Blizzard, Inc.	92,620	3,344,508
Electronic Arts, Inc. (a)	28,630	2,254,899
		5,599,407
Technology Hardware, Storage & Peripherals (5.7%):
Apple, Inc.	110,027	12,743,327
Total Common Stocks (Cost $179,125,266)		223,087,194
Collateral for Securities Loaned (0.9%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	909,516	909,516
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	1,201,160	1,201,160
Total Collateral for Securities Loaned (Cost $2,110,676)		2,110,676
Total Investments (Cost $181,235,942) — 100.3%		225,197,870
Liabilities in excess of other assets — (0.3)%		(629,076)
NET ASSETS — 100.00%		$224,568,794

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

PLC — Public Liability Co.

See notes to financial statements.

31

Victory Portfolios RS Science and Technology Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (99.5%)
Biotechnology (21.6%):
AC Immune SA (a) (b)	15,000	$194,700
Agios Pharmaceuticals, Inc. (a) (b)	6,750	281,678
Alkermes PLC (a)	23,930	1,330,029
Alnylam Pharmaceuticals, Inc. (a) (b)	20,090	752,170
Amicus Therapeutics, Inc. (a)	219,560	1,091,213
Audentes Therapeutics, Inc. (a)	28,890	527,820
BeiGene Ltd., ADR (a)	28,090	852,812
BioMarin Pharmaceutical, Inc. (a)	17,000	1,408,280
Bluebird Bio, Inc. (a) (b)	40,440	2,495,148
Blueprint Medicines Corp. (a)	30,590	858,050
Celgene Corp. (a)	43,180	4,998,084
Celyad SA, ADR (a)	20,340	366,120
Eagle Pharmaceuticals, Inc. (a)	19,380	1,537,609
Editas Medicine, Inc. (a)	22,180	359,981
Five Prime Therapeutics, Inc. (a)	19,980	1,001,198
Ignyta, Inc. (a)	148,720	788,216
Immune Design Corp. (a)	101,590	558,745
Kite Pharma, Inc. (a) (b)	18,480	828,643
Ligand Pharmaceuticals, Inc., Class B (a)	16,980	1,725,338
Lion Biotechnologies, Inc. (a)	119,440	830,108
Loxo Oncology, Inc. (a) (b)	81,530	2,618,335
Neurocrine Biosciences, Inc. (a)	16,400	634,680
REGENXBIO, Inc. (a)	35,890	665,760
Sage Therapeutics, Inc. (a)	22,230	1,135,064
Spark Therapeutics, Inc. (a)	17,220	859,278
Trillium Therapeutics, Inc. (a)	55,430	313,180
Vital Therapies, Inc. (a)	83,940	365,139
		29,377,378
Communications Equipment (5.7%):
Finisar Corp. (a)	58,280	1,764,136
Lumentum Holdings, Inc. (a)	77,670	3,001,946
Oclaro, Inc. (a)	340,050	3,043,447
		7,809,529
Consumer Discretionary (7.1%):
Amazon.com, Inc. (a)	9,550	7,161,259
Ctrip.com International Ltd., ADR (a)	35,460	1,418,400
Netflix, Inc. (a)	9,060	1,121,628
		9,701,287
Electronic Equipment, Instruments & Components (2.7%):
II-VI, Inc. (a)	50,500	1,497,325
Universal Display Corp. (a)	17,810	1,002,703
Orbotech Ltd. (a)	33,620	1,123,244
		3,623,272
Health Care Equipment & Supplies (0.5%):
AtriCure, Inc. (a)	36,910	722,329

See notes to financial statements.

32

Victory Portfolios RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Internet Software & Services (19.6%):
Akamai Technologies, Inc. (a)	25,140	$1,676,335
Alphabet, Inc., Series C, Class C (a)	3,338	2,576,335
Cornerstone OnDemand, Inc. (a)	76,540	3,238,407
Facebook, Inc., Class A (a)	68,870	7,923,495
GoDaddy, Inc., Class A (a)	50,600	1,768,470
LogMeIn, Inc.	41,244	3,982,108
Pandora Media, Inc. (a) (b)	65,700	856,728
The Trade Desk, Inc. (a) (b)	72,790	2,014,099
Wix.com Ltd. (a)	16,870	751,559
Yelp, Inc. (a)	49,010	1,868,751
		26,656,287
IT Services (1.6%):
Euronet Worldwide, Inc. (a)	30,700	2,223,601
Life Sciences Tools & Services (0.5%):
NanoString Technologies, Inc. (a)	32,560	726,088
Pharmaceuticals (3.1%):
Aclaris Therapeutics, Inc. (a)	56,160	1,524,182
GW Pharmaceuticals PLC, ADR (a)	11,440	1,278,420
MyoKardia, Inc. (a)	27,180	351,981
Neuroderm Ltd. (a)	46,630	1,035,186
		4,189,769
Real Estate (0.7%):
Equinix, Inc.	2,717	971,083
Semiconductors & Semiconductor Equipment (20.9%):
Advanced Micro Devices, Inc. (a)	197,550	2,240,218
Broadcom Ltd.	8,380	1,481,333
Cavium, Inc. (a) (b)	31,126	1,943,507
Cypress Semiconductor Corp.	177,760	2,033,574
Exar Corp. (a)	182,390	1,966,164
Inphi Corp. (a)	48,650	2,170,763
Marvell Technology Group Ltd.	155,590	2,158,033
Maxim Integrated Products, Inc.	35,200	1,357,664
MaxLinear, Inc., Class A (a)	74,840	1,631,512
Monolithic Power Systems, Inc.	14,910	1,221,576
NVIDIA Corp.	18,740	2,000,308
Silicon Laboratories, Inc. (a)	24,480	1,591,200
Tower Semiconductor Ltd. (a)	239,341	4,554,659
Xilinx, Inc.	33,560	2,026,017
		28,376,528
Software (13.8%):
Activision Blizzard, Inc.	61,340	2,214,987
Electronic Arts, Inc. (a)	27,040	2,129,670
Take-Two Interactive Software (a)	41,230	2,032,227
Everbridge, Inc. (a)	50,000	922,500
HubSpot, Inc. (a) (b)	39,450	1,854,150
Paycom Software, Inc. (a)	41,040	1,866,910

See notes to financial statements.

33

Victory Portfolios RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
RingCentral, Inc., Class A (a)	121,050	$2,493,630
The Ultimate Software Group, Inc. (a)	7,810	1,424,154
Zendesk, Inc. (a)	76,510	1,622,012
Proofpoint, Inc. (a)	30,839	2,178,775
		18,739,015
Telecommunication Services (1.7%):
Boingo Wireless, Inc. (a)	185,910	2,266,243
Total Common Stocks (Cost $100,278,264)		135,382,409
Collateral for Securities Loaned (7.5%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	4,414,144	4,414,144
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	5,829,576	5,829,576
Total Collateral for Securities Loaned (Cost $10,243,720)		10,243,720
Total Investments (Cost $110,521,984) — 107.0%		145,626,129
Liabilities in excess of other assets — (7.0)%		(9,525,358)
NET ASSETS — 100.00%		$136,100,771

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

34

Victory Portfolios RS Small Cap Equity Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (98.9%)
Communications Equipment (1.7%):
Lumentum Holdings, Inc. (a)	25,811	$997,595
Consumer Discretionary (16.0%):
Burlington Stores, Inc. (a)	9,942	842,585
Dave & Buster's Entertainment, Inc. (a)	8,540	480,802
Drew Industries, Inc.	5,610	604,478
Five Below, Inc. (a)	15,446	617,222
Grand Canyon Education, Inc. (a)	19,391	1,133,404
IMAX Corp. (a) (b)	25,221	791,939
Jack in the Box, Inc.	10,010	1,117,517
Lithia Motors, Inc.	7,359	712,572
Ollie's Bargain Outlet Holdings, Inc. (a)	25,224	717,623
Penn National Gaming, Inc. (a)	22,832	314,853
Popeyes Louisiana Kitchen, Inc. (a)	9,281	561,315
Red Rock Resorts, Inc., Class A	24,542	569,129
Steven Madden Ltd. (a)	19,983	714,392
		9,177,831
Consumer Staples (4.0%):
Pinnacle Foods, Inc.	29,120	1,556,464
Snyder's-Lance, Inc.	18,440	706,990
		2,263,454
Electronic Equipment, Instruments & Components (1.1%):
Littelfuse, Inc.	4,057	615,731
Energy (2.1%):
Carrizo Oil & Gas, Inc. (a)	10,048	375,293
Diamondback Energy, Inc. (a)	3,981	402,320
Superior Energy Services, Inc.	6,880	116,134
US Silica Holdings, Inc.	5,864	332,372
		1,226,119
Financials (7.1%):
AmTrust Financial Services, Inc.	16,738	458,286
Evercore Partners, Inc., Class A	6,660	457,542
Home BancShares, Inc.	19,780	549,291
LendingTree, Inc. (a) (b)	5,699	577,594
Primerica, Inc.	8,260	571,179
Texas Capital Bancshares, Inc. (a)	3,710	290,864
Walker & Dunlop, Inc. (a)	12,890	402,168
Western Alliance Bancorp (a)	15,461	753,105
		4,060,029
Health Care (18.5%):
Amedisys, Inc. (a)	10,814	461,001
Amicus Therapeutics, Inc. (a)	73,674	366,160
AtriCure, Inc. (a)	23,332	456,607
Bluebird Bio, Inc. (a) (b)	10,127	624,836
Blueprint Medicines Corp. (a)	12,428	348,605
See notes to financial statements.

35

Victory Portfolios RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Celyad SA, ADR (a)	6,346	$114,228
Eagle Pharmaceuticals, Inc. (a)	8,650	686,291
Five Prime Therapeutics, Inc. (a)	8,955	448,735
GW Pharmaceuticals PLC, ADR (a)	4,820	538,635
Ignyta, Inc. (a)	44,931	238,134
Immune Design Corp. (a)	31,442	172,931
Integra LifeSciences Holdings Corp. (a)	8,030	688,894
Kite Pharma, Inc. (a) (b)	8,316	372,889
Ligand Pharmaceuticals, Inc., Class B (a)	7,027	714,013
Lion Biotechnologies, Inc. (a)	42,562	295,806
Loxo Oncology, Inc. (a)	27,506	883,355
NxStage Medical, Inc. (a)	26,239	687,724
Sage Therapeutics, Inc. (a)	8,881	453,464
Spark Therapeutics, Inc. (a)	6,975	348,053
Vital Therapies, Inc. (a)	42,687	185,688
WellCare Health Plans, Inc. (a)	4,711	645,784
Wright Medical Group NV (a)	14,730	338,495
Zeltiq Aesthetics, Inc. (a)	12,488	543,478
		10,613,806
Industrials (17.1%):
Apogee Enterprises, Inc.	21,000	1,124,760
Beacon Roofing Supply, Inc. (a)	19,700	907,578
BWX Technologies, Inc.	11,370	451,389
Genesee & Wyoming, Inc., Class A (a)	7,892	547,784
H&E Equipment Services, Inc.	12,750	296,438
HEICO Corp., Class A	11,100	753,690
Hexcel Corp.	24,424	1,256,371
John Bean Technologies Corp.	6,819	586,093
Manitowoc Foodservice, Inc. (a)	36,070	697,233
MSC Industrial Direct Co., Inc., Class A	8,210	758,522
Rexnord Corp. (a)	25,390	497,390
Ritchie Bros. Auctioneers, Inc.	34,612	1,176,808
Spirit Airlines, Inc. (a)	12,487	722,498
		9,776,554
Internet Software & Services (5.0%):
Cornerstone OnDemand, Inc. (a)	11,152	471,841
LogMeIn, Inc.	15,280	1,475,284
WebMD Health Corp. (a)	11,397	562,457
Wix.com Ltd. (a)	6,950	309,623
		2,819,205
IT Services (8.2%):
Black Knight Financial Services, Inc., Series A (a)	24,885	940,653
Euronet Worldwide, Inc. (a)	18,102	1,311,127
Square, Inc., Class A (a)	29,560	402,903
WEX, Inc. (a)	6,300	703,080
WNS Holdings Ltd., ADR (a)	20,198	556,455
InterXion Holding NV (a)	22,514	789,566
		4,703,784

See notes to financial statements.

36

Victory Portfolios RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Materials (2.1%):
Eagle Materials, Inc., Class A	8,670	$854,255
Ingevity Corp. (a)	6,089	334,043
		1,188,298
Semiconductors & Semiconductor Equipment (5.2%):
Cavium, Inc. (a)	9,142	570,826
Monolithic Power Systems, Inc.	9,598	786,365
Tower Semiconductor Ltd. (a)	84,979	1,617,150
		2,974,341
Software (10.8%):
Ellie Mae, Inc. (a)	2,142	179,243
Fair Isaac Corp.	5,300	631,866
RingCentral, Inc., Class A (a)	63,909	1,316,525
The Ultimate Software Group, Inc. (a)	5,627	1,026,083
Proofpoint, Inc. (a)	20,827	1,471,428
Take-Two Interactive Software (a)	31,686	1,561,802
		6,186,947
Total Common Stocks (Cost $46,601,405)		56,603,694
Collateral for Securities Loaned (1.6%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	405,294	405,294
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	535,256	535,256
Total Collateral for Securities Loaned (Cost $940,550)		940,550
Total Investments (Cost $47,541,955) — 100.5%		57,544,244
Liabilities in excess of other assets — (0.5)%		(271,180)
NET ASSETS — 100.00%		$57,273,064

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

37

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	RS Small Cap Growth Fund	RS Select Growth Fund		RS Mid Cap Growth Fund
ASSETS:
Investments, at value (Cost $1,534,824,414, $434,788,338 and $403,157,598)	$1,938,733,250 (a)	$557,313,652	(b)	$427,130,122 (c)
Cash and cash equivalents	36,384,669	4,395,491		6,438,998
Interest and dividends receivable	599,114	263,943		178,388
Receivable for capital shares issued	3,020,969	251,003		865,393
Receivable for investments sold	1,805,792	—		—
Receivable from Adviser	271,253	29,698		42,758
Prepaid expenses	374,860	149,062		122,122
Total Assets	1,981,189,907	562,402,849		434,777,781
LIABILITIES:
Collateral for Securities Loaned	89,266,427	31,571,800		6,044,101
Payable for capital shares redeemed	10,260,867	5,961,451		2,095,508
Accrued expenses and other payables:
Investment advisory fees	1,541,659	460,359		310,289
Administration fees	130,252	38,709		29,406
Custodian fees	49,107	19,299		15,183
Transfer agent fees	539,323	140,672		—
Trustees' fees	1,421	416		306
12b-1 fees	60,463	48,041		36,640
Other accrued expenses	140,242	35,351		89,580
Total Liabilities	101,989,761	38,276,098		8,621,013
NET ASSETS:
Capital	1,726,594,763	382,580,965		432,305,669
Accumulated net investment income	—	—		—
Accumulated net realized gains (losses) from investments	(251,303,453)	19,020,472		(30,121,425)
Net unrealized appreciation on investments	403,908,836	122,525,314		23,972,524
Net Assets	$1,879,200,146	$524,126,751		$426,156,768
Net Assets
Class A Shares	$481,125,442	$170,824,830		$231,055,928
Class C Shares	13,034,618	63,841,459		24,618,338
Class R Shares	5,371,131	1,439,537		1,485,974
Class R6 Shares	—	51,068		60,213
Class Y Shares	1,379,668,955	287,969,857		168,936,315
Total	$1,879,200,146	$524,126,751		$426,156,768
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	7,367,294	3,792,850		10,840,320
Class C Shares	221,036	1,561,152		1,270,379
Class R Shares	87,155	35,108		73,963
Class R6 Shares	—	1,106		2,749
Class Y Shares	20,566,756	6,239,352		7,715,571
Total	28,242,241	11,629,568		19,902,982
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$65.31	$45.04		$21.32
Class C Shares (d)	$58.97	$40.89		$19.38
Class R Shares	$61.63	$41.00		$20.09
Class R6 Shares	$—	$46.16		$21.90
Class Y Shares	$67.08	$46.15		$21.90
Maximum Sales Charge — Class A Shares	5.75%	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$69.29	$47.79		$22.62

(a)  Includes $87,003,277 of securities on loan.

(b)  Includes $30,751,037 of securities on loan.

(c)  Includes $5,883,271 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

38

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	RS Growth Fund	RS Science and Technology Fund	RS Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $181,235,942, $110,521,984 and $47,541,955)	$225,197,870 (a)	$145,626,129 (b)	$57,544,244 (c)
Cash and cash equivalents	2,532,824	742,102	659,452
Interest and dividends receivable	199,767	27,875	17,605
Receivable for capital shares issued	252,078	92,022	12,294
Receivable for investments sold	10,278,396	133,182	54,839
Reclaims receivable	—	4,548	—
Receivable from Adviser	37,583	762	1,909
Prepaid expenses	70,247	51,842	32,309
Total Assets	238,568,765	146,678,462	58,322,652
LIABILITIES:
Collateral for Securities Loaned	2,110,676	10,243,720	940,550
Payable for capital shares redeemed	11,620,298	137,699	129
Payable to Adviser	—	—	18,446
Accrued expenses and other payables:
Investment advisory fees	153,137	118,504	37,030
Administration fees	17,250	9,871	4,597
Custodian fees	13,983	15,401	21,464
Trustees' fees	198	106	42
12b-1 fees	25,167	16,708	6,605
Other accrued expenses	59,262	35,682	20,725
Total Liabilities	13,999,971	10,577,691	1,049,588
NET ASSETS:
Capital	184,576,226	97,450,339	49,369,686
Accumulated net investment loss	—	(187,814)	—
Accumulated net realized gains (losses) from investments	(3,969,360)	3,734,101	(2,098,911)
Net unrealized appreciation on investments	43,961,928	35,104,145	10,002,289
Net Assets	$224,568,794	$136,100,771	$57,273,064
Net Assets
Class A Shares	$189,920,675	$105,040,721	$52,075,325
Class C Shares	8,486,713	10,331,872	409,555
Class R Shares	1,054,241	1,393,531	2,954,241
Class Y Shares	25,107,165	19,334,647	1,833,943
Total	$224,568,794	$136,100,771	$57,273,064
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	11,549,563	6,006,049	3,613,413
Class C Shares	584,690	690,647	52,910
Class R Shares	68,077	88,286	237,573
Class Y Shares	1,487,663	1,052,661	125,411
Total	13,689,993	7,837,643	4,029,307
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$16.44	$17.49	$14.41
Class C Shares (d)	$14.51	$14.96	$7.74
Class R Shares	$15.49	$15.78	$12.44
Class Y Shares	$16.88	$18.37	$14.62
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$17.44	$18.56	$15.29

(a)  Includes $2,050,846 of securities on loan.

(b)  Includes $9,900,359 of securities on loan.

(c)  Includes $918,848 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

39

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	RS Small Cap Growth Fund	RS Select Growth Fund	RS Mid Cap Growth Fund
Investment Income:
Dividend income	$9,586,329	$3,856,581	$3,386,738
Interest income	5,172	1,226	1,650
Securities lending income	124,498	30,504	673
Foreign tax withholding	(144,747)	(59,077)	(37,170)
Total Income	9,571,252	3,829,234	3,351,891
Expenses:
Investment advisory fees	18,535,683	5,840,818	3,346,950
Administration fees	338,365	100,830	72,956
12b-1 fees — Class A Shares	1,431,723	489,470	495,540
12b-1 fees — Class C Shares	155,838	711,934	255,508
12b-1 fees — Class R Shares	29,298	9,219	9,570
Custodian fees	165,102	46,976	34,067
Transfer agent fees	3,161,731	712,998	390,475
Transfer agent fees — Class A Shares	141,634	44,347	35,976
Transfer agent fees — Class C Shares	4,718	18,307	9,173
Transfer agent fees — Class R Shares	856	430	475
Transfer agent fees — Class R6 Shares (a)	—	1	1
Transfer agent fees — Class Y Shares	400,342	55,482	38,354
Trustees' fees	112,686	42,795	21,446
Other expenses	626,963	186,613	147,522
Total Expenses	25,104,939	8,260,220	4,858,013
Expenses waived/reimbursed by Adviser	(1,318,301)	(342,430)	(313,799)
Net Expenses	23,786,638	7,917,790	4,544,214
Net Investment Loss	(14,215,386)	(4,088,556)	(1,192,323)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from securities transactions	(178,468,870)	32,875,390	3,641,510
Net change in unrealized appreciation/depreciation on investments	173,937,413	(595,817)	18,418,305
Net realized/unrealized gains/losses on investments	(4,531,457)	32,279,573	22,059,815
Change in net assets resulting from operations	$(18,746,843)	$28,191,017	$20,867,492

(a)  RS Select Growth Fund and RS Mid Cap Growth Fund, Class R6 Shares, commenced operations on November 15, 2016.

See notes to financial statements.

40

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	RS Growth Fund	RS Science and Technology Fund	RS Small Cap Equity Fund
Investment Income:
Dividend income	$2,461,404	$359,548	$277,194
Interest income	1,028	371	134
Securities lending income	391	5,800	3,458
Foreign tax withholding	—	—	(4,462)
Total Income	2,462,823	365,719	276,324
Expenses:
Investment advisory fees	1,834,997	1,348,091	451,095
Administration fees	44,329	25,651	12,179
12b-1 fees — Class A Shares	489,298	256,925	135,316
12b-1 fees — Class C Shares	103,137	101,655	4,706
12b-1 fees — Class R Shares	5,939	7,445	18,223
Custodian fees	32,740	36,701	55,198
Transfer agent fees	239,373	156,910	61,191
Transfer agent fees — Class A Shares	39,664	22,365	11,317
Transfer agent fees — Class C Shares	3,867	3,312	1,233
Transfer agent fees — Class R Shares	572	409	564
Transfer agent fees — Class Y Shares	7,838	4,459	947
Trustees' fees	17,645	10,197	4,490
Other expenses	120,677	111,099	78,062
Total Expenses	2,940,076	2,085,219	834,521
Expenses waived/reimbursed by Adviser	(258,872)	(9,502)	(19,329)
Net Expenses	2,681,204	2,075,717	815,192
Net Investment Loss	(218,381)	(1,709,998)	(538,868)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from securities transactions	13,852,411	20,854,923	(1,306,992)
Net change in unrealized appreciation/depreciation on investments	(9,232,356)	(2,542,532)	1,425,542
Net realized/unrealized gains on investments	4,620,055	18,312,391	118,550
Change in net assets resulting from operations	$4,401,674	$16,602,393	$(420,318)

See notes to financial statements.

41

Victory Portfolios	Statements of Changes in Net Assets
	RS Small Cap Growth Fund		RS Select Growth Fund		RS Mid Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment loss	$(14,215,386)	$(18,530,397)	$(4,088,556)	$(6,380,015)	$(1,192,323)	$(943,509)
Net realized gains/ losses from investment transactions	(178,468,870)	(55,605,212)	32,875,390	64,346,644	3,641,510	18,545,929
Net change in unrealized appreciation/ depreciation on investments	173,937,413	(31,698,891)	(595,817)	(59,031,669)	18,418,305	(18,837,344)
Change in net assets resulting from operations	(18,746,843)	(105,834,500)	28,191,017	(1,065,040)	20,867,492	(1,234,924)
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	—	—	—
Class Y Shares	(159,666)	(2,628,652)	—	—	—	—
From net realized gains:
Class A Shares	—	(10,115,055)	(5,593,124)	(21,057,160)	—	—
Class C Shares	—	(305,358)	(2,251,219)	(7,826,302)	—	—
Class R Shares	—	(72,153)	(50,214)	(170,675)	—	—
Class R6 Shares (a)	—	—	(1,592)	—	—	—
Class Y Shares	—	(20,104,626)	(9,129,051)	(34,696,731)	—	—
Change in net assets resulting from distributions to shareholders	(159,666)	(33,225,844)	(17,025,200)	(63,750,868)	—	—
Change in net assets resulting from capital transactions	(472,243,312)	1,371,367,405	(212,583,450)	(55,998,318)	6,690,440	207,033,349
Change in net assets	(491,149,821)	1,232,307,061	(201,417,633)	(120,814,226)	27,557,932	205,798,425
Net Assets:
Beginning of period	2,370,349,967	1,138,042,906	725,544,384	846,358,610	398,598,836	192,800,411
End of period	$1,879,200,146	$2,370,349,967	$524,126,751	$725,544,384	$426,156,768	$398,598,836
Accumulated net investment income	$—	$—	$—	$—	$—	$—

(a)  RS Select Growth Fund and RS Mid Cap Growth Fund, Class R6 Shares, commenced operations on November 15, 2016.

See notes to financial statements.

42

Victory Portfolios	Statements of Changes in Net Assets
	RS Small Cap Growth Fund		RS Select Growth Fund		RS Mid Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$74,642,776	$323,577,257	$17,679,794	$56,490,599	$66,593,927	$118,875,341
Distributions reinvested	—	9,800,101	5,252,990	19,782,643	—	—
Cost of shares redeemed	(339,979,758)	(166,278,560)	(94,508,199)	(102,011,599)	(42,419,551)	(28,144,707)
Total Class A Shares	$(265,343,523)	$167,098,798	$(71,575,415)	$(25,738,357)	$24,174,376	$90,730,634
Class C Shares
Proceeds from shares issued	$562,665	$13,488,801	$4,845,795	$17,933,448	$4,861,959	$17,781,985
Distributions reinvested	—	253,927	2,029,482	6,830,273	—	—
Cost of shares redeemed	(7,765,536)	(3,500,352)	(27,012,920)	(19,025,619)	(8,112,357)	(3,643,759)
Total Class C Shares	$(7,203,002)	$10,242,376	$(20,137,643)	$5,738,102	$(3,250,398)	$14,138,226
Class R Shares
Proceeds from shares issued	$2,319,434	$4,204,391	$714,949	$1,476,921	$223,291	$725,936
Distributions reinvested	—	72,152	23,793	89,632	—	—
Cost of shares redeemed	(2,246,833)	(1,377,876)	(1,180,509)	(774,739)	(562,431)	(674,953)
Total Class R Shares	$72,601	$2,898,667	$(441,767)	$791,814	$(339,140)	$50,983
Class R6 Shares (a)
Proceeds from shares issued	$—	$—	$50,000	$—	$58,842	$—
Distributions reinvested	—	—	1,592	—	—	—
Total Class R6 Shares	$—	$—	$51,592	$—	$58,842	$—
Class Y Shares
Proceeds from shares issued	$461,815,645	$1,572,744,574	$73,336,136	$137,202,953	$74,553,597	$140,853,371
Distributions reinvested	154,220	21,726,579	8,259,864	31,027,253	—	—
Cost of shares redeemed	(661,745,925)	(403,343,589)	(202,076,217)	(205,020,083)	(88,506,837)	(38,739,865)
Total Class Y Shares	$(199,801,759)	$1,191,127,564	$(120,480,217)	$(36,789,877)	$(13,953,240)	$102,113,506
Change in net assets resulting from capital transactions	$(472,243,312)	$1,371,367,405	$(212,583,450)	$(55,998,318)	$6,690,440	$207,033,349

(continues on next page)

See notes to financial statements.

43

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	RS Small Cap Growth Fund		RS Select Growth Fund		RS Mid Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Share Transactions:
Class A Shares
Issued	1,295,034	4,679,170	420,186	1,147,612	3,250,722	5,849,787
Reinvested	—	149,689	116,423	452,795	—	—
Redeemed	(5,780,858)	(2,416,559)	(2,207,784)	(2,087,922)	(2,092,940)	(1,350,999)
Total Class A Shares	(4,485,824)	2,412,300	(1,671,175)	(487,515)	1,157,782	4,498,788
Class C Shares
Issued	10,683	210,267	124,159	394,403	265,439	932,828
Reinvested	—	4,261	49,536	170,203	—	—
Redeemed	(144,104)	(56,116)	(684,879)	(422,398)	(434,538)	(192,926)
Total Class C Shares	(133,421)	158,412	(511,184)	142,208	(169,099)	739,902
Class R Shares
Issued	41,427	63,357	18,288	32,932	11,883	36,965
Reinvested	—	1,164	579	2,236	—	—
Redeemed	(39,814)	(21,059)	(29,920)	(16,908)	(28,482)	(34,086)
Total Class R Shares	1,613	43,462	(11,053)	18,260	(16,599)	2,879
Class R6 Shares (a)
Issued	—	—	1,072	—	2,749	—
Reinvested	—	—	34	—	—	—
Total Class R6 Shares	—	—	1,106	—	2,749	—
Class Y Shares
Issued	7,603,249	21,648,895	1,700,418	2,743,903	3,666,097	6,613,253
Reinvested	2,292	323,939	178,669	695,367	—	—
Redeemed	(10,815,994)	(5,728,126)	(4,701,675)	(4,140,455)	(4,302,319)	(1,840,512)
Total Class Y Shares	(3,210,453)	16,244,708	(2,822,588)	(701,185)	(636,222)	4,772,741
Change in Shares	(7,828,085)	18,858,882	(5,014,894)	(1,028,232)	338,611	10,014,310

(a)  RS Select Growth Fund and RS Mid Cap Growth Fund, Class R6 Shares, commenced operations on November 15, 2016.

See notes to financial statements.

44

Victory Portfolios	Statements of Changes in Net Assets
	RS Growth Fund		RS Science and Technology Fund		RS Small Cap Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment loss	$(218,381)	$(479,749)	$(1,709,998)	$(1,690,317)	$(538,868)	$(814,689)
Net realized gains/losses from investment transactions	13,852,411	11,455,989	20,854,923	14,446,757	(1,306,992)	19,141,470
Net change in unrealized appreciation/ depreciation on investments	(9,232,356)	(1,076,077)	(2,542,532)	(3,551,675)	1,425,542	(19,038,575)
Change in net assets resulting from operations	4,401,674	9,900,163	16,602,393	9,204,765	(420,318)	(711,794)
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	—	(10,696,045)	—	—
Class C Shares	—	—	—	(1,221,128)	—	—
Class R Shares	—	—	—	(141,815)	—	—
Class Y Shares	—	—	—	(2,619,573)	—	—
From net realized gains:
Class A Shares	(14,890,807)	(13,504,801)	(12,189,847)	—	—	(19,079,990)
Class C Shares	(747,028)	(807,437)	(1,387,321)	—	—	(299,505)
Class R Shares	(86,415)	(68,588)	(175,664)	—	—	(1,184,976)
Class Y Shares	(2,836,280)	(2,461,474)	(2,153,003)	—	—	(1,155,888)
Change in net assets resulting from distributions to shareholders	(18,560,530)	(16,842,300)	(15,905,835)	(14,678,561)	—	(21,720,359)
Change in net assets resulting from capital transactions	(16,132,664)	(1,011,257)	(13,653,749)	(42,483,590)	(15,129,862)	—
Capital Contribution from Prior Custodian, Net (See Note 7)	—	—	992	—	28,510	—
Change in net assets	(30,291,520)	(7,953,394)	(12,956,199)	(47,957,386)	(15,521,670)	(49,635,389)
Net Assets:
Beginning of period	254,860,314	262,813,708	149,056,970	197,014,356	72,794,734	122,430,123
End of period	$224,568,794	$254,860,314	$136,100,771	$149,056,970	$57,273,064	$72,794,734
Accumulated net investment loss	$—	$—	$(187,814)	$(177,810)	$—	$—

See notes to financial statements.

45

Victory Portfolios	Statements of Changes in Net Assets
	RS Growth Fund		RS Science and Technology Fund		RS Small Cap Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,559,586	$7,612,473	$11,766,502	$14,890,308	$2,195,251	$5,800,112
Distributions reinvested	14,350,315	13,059,259	11,833,695	10,156,765	—	18,946,825
Cost of shares redeemed	(23,631,592)	(21,744,830)	(28,942,978)	(46,312,258)	(14,625,721)	(10,310,156)
Total Class A Shares	$(2,721,691)	$(1,073,098)	$(5,342,781)	$(21,265,185)	$(12,430,470)	$14,436,781
Class C Shares
Proceeds from shares issued	$992,240	$4,202,318	$625,137	$1,112,876	$36,255	$351,659
Distributions reinvested	492,203	505,633	1,151,210	1,012,548	—	250,262
Cost of shares redeemed	(3,899,914)	(6,078,862)	(2,378,136)	(3,050,431)	(233,004)	(270,603)
Total Class C Shares	$(2,415,471)	$(1,370,911)	$(601,789)	$(925,007)	$(196,749)	$331,318
Class R Shares
Proceeds from shares issued	$370,486	$259,491	$197,997	$289,443	$389,713	$612,138
Distributions reinvested	86,415	68,588	175,664	141,815	—	1,184,976
Cost of shares redeemed	(308,534)	(569,658)	(255,061)	(447,917)	(1,084,561)	(1,485,947)
Total Class R Shares	$148,367	$(241,579)	$118,600	$(16,659)	$(694,848)	$311,167
Class Y Shares
Proceeds from shares issued	$18,197,838	$17,796,034	$6,719,746	$10,760,532	$571,206	$9,944,663
Distributions reinvested	2,658,043	2,059,063	1,909,667	2,066,128	—	869,228
Cost of shares redeemed	(31,999,750)	(18,180,766)	(16,457,192)	(33,103,399)	(2,379,001)	(53,096,393)
Total Class Y Shares	$(11,143,869)	$1,674,331	$(7,827,779)	$(20,276,739)	$(1,807,795)	$(42,282,502)
Change in net assets resulting from capital transactions	$(16,132,664)	$(1,011,257)	$(13,653,749)	$(42,483,590)	$(15,129,862)	$(27,203,236)

(continues on next page)

See notes to financial statements.

46

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	RS Growth Fund		RS Science and Technology Fund		RS Small Cap Equity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Share Transactions:
Class A Shares
Issued	381,491	410,784	692,862	813,029	164,308	272,345
Reinvested	864,997	747,050	669,705	585,741	—	1,315,752
Redeemed	(1,361,414)	(1,178,552)	(1,650,877)	(2,523,514)	(1,096,248)	(514,641)
Total Class A Shares	(114,926)	(20,718)	(288,310)	(1,124,744)	(931,940)	1,073,456
Class C Shares
Issued	66,334	254,417	40,516	69,266	4,891	24,740
Reinvested	33,597	32,145	76,138	66,396	—	32,085
Redeemed	(249,811)	(360,325)	(157,891)	(186,890)	(32,663)	(20,346)
Total Class C Shares	(149,880)	(73,763)	(41,237)	(51,228)	(27,772)	36,479
Class R Shares
Issued	22,487	14,650	12,573	16,980	34,908	33,189
Reinvested	5,529	4,119	11,014	8,914	—	95,026
Redeemed	(18,717)	(32,135)	(15,788)	(26,495)	(94,447)	(78,707)
Total Class R Shares	9,299	(13,366)	7,799	(601)	(59,539)	49,508
Class Y Shares
Issued	1,020,693	950,782	370,687	564,109	42,570	471,100
Reinvested	156,080	115,289	102,892	114,340	—	59,700
Redeemed	(1,832,752)	(982,552)	(937,482)	(1,737,993)	(181,416)	(2,691,655)
Total Class Y Shares	(655,979)	83,519	(463,903)	(1,059,544)	(138,846)	(2,160,855)
Change in Shares	(911,486)	(24,328)	(785,651)	(2,236,117)	(1,158,097)	(1,001,412)

See notes to financial statements.

47

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Small Cap Growth Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$64.73	$65.53	$63.68	$46.71	$40.70
Investment Activities:
Net investment loss (a)	(0.55)	(0.74)	(0.71)	(0.64)	(0.43)
Net realized and unrealized gains on investments	1.13	0.80	6.64	23.37	6.44
Total from Investment Activities	0.58 (b)	0.06	5.93	22.73	6.01
Distributions to Shareholders:
Net investment income	—	—	(0.57)	(0.86)	—
Net realized gains from investments	—	(0.86)	(3.51)	(4.90)	—
Total Distributions to Shareholders	—	(0.86)	(4.08)	(5.76)	—
Net Asset Value, End of Period	$65.31	$64.73	$65.53	$63.68	$46.71
Total Return (excludes sales charge)	0.90%	0.08%	9.36%	49.22%	14.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$481,125	$767,304	$618,656	$499,282	$523,193
Ratio of net expenses to average net assets	1.40%	1.40%	1.38%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.92)%	(1.07)%	(1.12)%	(1.12)%	(0.94)%
Ratio of gross expenses to average net assets (c)	1.45%	1.41%	1.42%	1.41%	1.48%
Portfolio turnover	91%	94%	104%	115%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

48

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Small Cap Growth Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$58.90	$60.15	$58.84	$43.78	$38.38
Investment Activities:
Net investment loss (a)	(0.90)	(1.15)	(1.09)	(1.09)	(0.66)
Net realized and unrealized gains on investments	0.97	0.76	6.08	21.79	6.06
Total from Investment Activities	0.07 (b)	(0.39)	4.99	20.70	5.40
Distributions to Shareholders:
Net investment income	—	—	(0.17)	(0.74)	—
Net realized gains from investments	—	(0.86)	(3.51)	(4.90)	—
Total Distributions to Shareholders	—	(0.86)	(3.68)	(5.64)	—
Net Asset Value, End of Period	$58.97	$58.90	$60.15	$58.84	$43.78
Total Return (excludes contingent deferred sales charge)	0.12%	(0.67)%	8.52%	47.86%	14.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,035	$20,878	$11,792	$6,608	$1,881
Ratio of net expenses to average net assets	2.16%	2.16%	2.15%	2.27%	1.97%
Ratio of net investment loss to average net assets	(1.67)%	(1.67)%	(1.88)%	(1.98)%	(1.56)%
Ratio of gross expenses to average net assets (c)	2.22%	2.22%	2.29%	2.32%	2.10%
Portfolio turnover	91%	94%	104%	115%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
See notes to financial statements.

49

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Small Cap Growth Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$61.27	$62.28	$60.77	$44.85	$39.29
Investment Activities:
Net investment loss (a)	(0.68)	(0.93)	(0.94)	(0.90)	(0.64)
Net realized and unrealized gains on investments	1.04	0.78	6.29	22.38	6.20
Total from Investment Activities	0.36 (b)	(0.15)	5.35	21.48	5.56
Distributions to Shareholders:
Net investment income	—	—	(0.33)	(0.66)	—
Net realized gains from investments	—	(0.86)	(3.51)	(4.90)	—
Total Distributions to Shareholders	—	(0.86)	(3.84)	(5.56)	—
Net Asset Value, End of Period	$61.63	$61.27	$62.28	$60.77	$44.85
Total Return	0.59%	(0.26)%	8.86%	48.45%	14.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,371	$5,241	$2,621	$1,782	$1,056
Ratio of net expenses to average net assets	1.70%	1.75%	1.84%	1.87%	1.88%
Ratio of net investment loss to average net assets	(1.20)%	(1.41)%	(1.58)%	(1.62)%	(1.46)%
Ratio of gross expenses to average net assets (c)	1.70%	1.75%	1.88%	1.92%	2.01%
Portfolio turnover	91%	94%	104%	115%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Small Cap Growth Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$66.32	$67.04	$65.06	$47.65	$41.38
Investment Activities:
Net investment loss (a)	(0.39)	(0.56)	(0.54)	(0.52)	(0.24)
Net realized and unrealized gains on investments	1.16	0.81	6.79	23.90	6.51
Total from Investment Activities	0.77 (b)	0.25	6.25	23.38	6.27
Distributions to Shareholders:
Net investment income	(0.01)	(0.11)	(0.76)	(1.07)	—
Net realized gains from investments	—	(0.86)	(3.51)	(4.90)	—
Total Distributions to Shareholders	(0.01)	(0.97)	(4.27)	(5.97)	—
Net Asset Value, End of Period	$67.08	$66.32	$67.04	$65.06	$47.65
Total Return	1.16%	0.36%	9.65%	49.63%	15.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,379,669	$1,576,927	$504,974	$285,659	$92,121
Ratio of net expenses to average net assets	1.13%	1.13%	1.11%	1.11%	1.01%
Ratio of net investment loss to average net assets	(0.64)%	(0.79)%	(0.84)%	(0.85)%	(0.52)%
Ratio of gross expenses to average net assets (c)	1.21%	1.18%	1.13%	1.17%	1.14%
Portfolio turnover	91%	94%	104%	115%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

51

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Select Growth Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$43.54	$47.80	$49.57	$36.52	$30.79
Investment Activities:
Net investment loss (a)	(0.32)	(0.41)	(0.52)	(0.50)	(0.25)
Net realized and unrealized gains on investments	3.30	0.24	1.08	14.27	5.98
Total from Investment Activities	2.98	(0.17)	0.56	13.77	5.73
Distributions to Shareholders:
Net realized gains from investments	(1.48)	(4.09)	(2.33)	(0.72)	—
Total Distributions to Shareholders	(1.48)	(4.09)	(2.33)	(0.72)	—
Net Asset Value, End of Period	$45.04	$43.54	$47.80	$49.57	$36.52
Total Return (excludes sales charge)	6.85%	(0.38)%	1.16%	37.79%	18.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$170,825	$238	$284,499	$438,084	$192,954
Ratio of net expenses to average net assets	1.40%	1.40%	1.38%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.74)%	(0.84)%	(1.08)%	(1.14)%	(0.72)%
Ratio of gross expenses to average net assets (b)	1.47%	1.44%	1.43%	1.45%	1.55%
Portfolio turnover (c)	89%	86%	96%	105%	112%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Select Growth Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$39.97	$44.57	$46.73	$34.74	$29.51
Investment Activities:
Net investment loss (a)	(0.60)	(0.74)	(0.83)	(0.82)	(0.47)
Net realized and unrealized gains on investments	3.00	0.23	1.00	13.53	5.70
Total from Investment Activities	2.40	(0.51)	0.17	12.71	5.23
Distributions to Shareholders:
Net realized gains from investments	(1.48)	(4.09)	(2.33)	(0.72)	—
Total Distributions to Shareholders	(1.48)	(4.09)	(2.33)	(0.72)	—
Net Asset Value, End of Period	$40.89	$39.97	$44.57	$46.73	$34.74
Total Return (excludes contingent deferred sales charge)	6.04%	(1.17)%	0.39%	36.67%	17.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,841	$83	$86,025	$88,208	$21,322
Ratio of net expenses to average net assets	2.18%	2.18%	2.16%	2.16%	2.15%
Ratio of net investment loss to average net assets	(1.52)%	(1.62)%	(1.85)%	(1.94)%	(1.43)%
Ratio of gross expenses to average net assets (b)	2.23%	2.20%	2.25%	2.26%	2.35%
Portfolio turnover (c)	89%	86%	96%	105%	112%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

53

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Select Growth Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$39.93	$44.40	$46.38	$34.43	$29.30
Investment Activities:
Net investment loss (a)	(0.46)	(0.59)	(0.71)	(0.71)	(0.57)
Net realized and unrealized gains on investments	3.01	0.21	1.06	13.38	5.70
Total from Investment Activities	2.55	(0.38)	—	12.67	5.13
Distributions to Shareholders:
Net realized gains from investments	(1.48)	(4.09)	(2.33)	(0.72)	—
Total Distributions to Shareholders	(1.48)	(4.09)	(2.33)	(0.72)	—
Net Asset Value, End of Period	$41.00	$39.93	$44.40	$46.38	$34.43
Total Return	6.39%	(0.88)%	0.78%	36.89%	17.51%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,440	$2	$1,239	$1,052	$302
Ratio of net expenses to average net assets	1.82%	1.90%	1.89%	1.92%	2.31%
Ratio of net investment loss to average net assets	(1.17)%	(1.30)%	(1.57)%	(1.71)%	(1.75)%
Ratio of gross expenses to average net assets (b)	1.82%	1.90%	1.97%	2.02%	2.51%
Portfolio turnover (c)	89%	86%	96%	105%	112%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

RS Select Growth Fund
Class R6 Shares
Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$46.65
Investment Activities:
Net investment loss (b)	(0.03)
Net realized and unrealized gains on investments	1.02
Total from Investment Activities	0.99
Distributions to Shareholders:
Net realized gains from investments	(1.48)
Total Distributions to Shareholders	(1.48)
Net Asset Value, End of Period	$46.16
Total Return (c)	2.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$51
Ratio of net expenses to average net assets (d)	1.06%
Ratio of net investment loss to average net assets (d)	(0.43)%
Ratio of gross expenses to average net assets (d) (e)	26.37%
Portfolio turnover (c) (f)	89%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Select Growth Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$44.47	$48.61	$50.24	$36.90	$31.02
Investment Activities:
Net investment loss (a)	(0.21)	(0.29)	(0.39)	(0.39)	(0.13)
Net realized and unrealized gains on investments	3.37	0.24	1.09	14.45	6.01
Total from Investment Activities	3.16	(0.05)	0.70	14.06	5.88
Distributions to Shareholders:
Net realized gains from investments	(1.48)	(4.09)	(2.33)	(0.72)	—
Total Distributions to Shareholders	(1.48)	(4.09)	(2.33)	(0.72)	—
Net Asset Value, End of Period	$46.15	$44.47	$48.61	$50.24	$36.90
Total Return	7.13%	(0.12)%	1.42%	38.19%	18.96%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$287,970	$403	$474,596	$462,256	$96,440
Ratio of net expenses to average net assets	1.14%	1.14%	1.12%	1.09%	1.07%
Ratio of net investment loss to average net assets	(0.49)%	(0.58)%	(0.81)%	(0.87)%	(0.37)%
Ratio of gross expenses to average net assets (b)	1.20%	1.18%	1.18%	1.19%	1.27%
Portfolio turnover (c)	89%	86%	96%	105%	112%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

56

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Mid Cap Growth Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$20.29	$20.14	$18.83	$13.07	$11.38
Investment Activities:
Net investment loss (a)	(0.07)	(0.08)	(0.15)	(0.12)	(0.08)
Net realized and unrealized gains on investments	1.10	0.23	1.46	5.88	1.77
Total from Investment Activities	1.03	0.15	1.31	5.76	1.69
Net Asset Value, End of Period	$21.32	$20.29	$20.14	$18.83	$13.07
Total Return (excludes sales charge)	5.08%	0.74%	6.96%	44.07%	14.85%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$231,056	$196,437	$104,407	$78,612	$55,023
Ratio of net expenses to average net assets	1.20%	1.23%	1.29%	1.28%	1.34%
Ratio of net investment loss to average net assets	(0.35)%	(0.39)%	(0.81)%	(0.78)%	(0.60)%
Ratio of gross expenses to average net assets (b)	1.27%	1.31%	1.38%	1.45%	1.51%
Portfolio turnover (c)	138%	120%	154%	119%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

57

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Mid Cap Growth Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$18.61	$18.64	$17.56	$12.30	$10.81
Investment Activities:
Net investment loss (a)	(0.23)	(0.25)	(0.28)	(0.24)	(0.18)
Net realized and unrealized gains on investments	1.00	0.22	1.36	5.50	1.67
Total from Investment Activities	0.77	(0.03)	1.08	5.26	1.49
Net Asset Value, End of Period	$19.38	$18.61	$18.64	$17.56	$12.30
Total Return (excludes contingent deferred sales charge)	4.14%	(0.16)%	6.15%	42.76%	13.78%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24,618	$26,793	$13,040	$4,851	$2,071
Ratio of net expenses to average net assets	2.11%	2.11%	2.10%	2.14%	2.30%
Ratio of net investment loss to average net assets	(1.25)%	(1.30)%	(1.61)%	(1.63)%	(1.52)%
Ratio of gross expenses to average net assets (b)	2.11%	2.11%	2.22%	2.31%	2.47%
Portfolio turnover (c)	138%	120%	154%	119%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Mid Cap Growth Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$19.22	$19.18	$18.01	$12.56	$11.00
Investment Activities:
Net investment loss (a)	(0.16)	(0.18)	(0.24)	(0.19)	(0.15)
Net realized and unrealized gains on investments	1.03	0.22	1.41	5.64	1.71
Total from Investment Activities	0.87	0.04	1.17	5.45	1.56
Net Asset Value, End of Period	$20.09	$19.22	$19.18	$18.01	$12.56
Total Return	4.53%	0.21%	6.50%	43.39%	14.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,486	$1,740	$1,681	$1,451	$797
Ratio of net expenses to average net assets	1.69%	1.74%	1.79%	1.77%	1.92%
Ratio of net investment loss to average net assets	(0.84)%	(0.93)%	(1.31)%	(1.27)%	(1.18)%
Ratio of gross expenses to average net assets (b)	1.69%	1.74%	1.85%	1.94%	2.09%
Portfolio turnover (c)	138%	120%	154%	119%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

RS Mid Cap Growth Fund(a)
Class R6 Shares
Period Ended December 31, 2016
Net Asset Value, Beginning of Period	$21.30
Investment Activities:
Net investment income (b)	— (c)
Net realized and unrealized gains on investments	0.60
Total from Investment Activities	0.60
Net Asset Value, End of Period	$21.90
Total Return (d)	2.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$60
Ratio of net expenses to average net assets (e)	0.94%
Ratio of net investment loss to average net assets	(0.02)%
Ratio of gross expenses to average net assets (e) (f)	25.90%
Portfolio turnover (d) (g)	138%

(a)  Class R6 Shares commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Less than $0.01 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Mid Cap Growth Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$20.79	$20.58	$19.19	$13.29	$11.54
Investment Activities:
Net investment loss (a)	(0.02)	(0.03)	(0.10)	(0.09)	(0.02)
Net realized and unrealized gains on investments	1.13	0.24	1.49	5.99	1.77
Total from Investment Activities	1.11	0.21	1.39	5.90	1.75
Net Asset Value, End of Period	$21.90	$20.79	$20.58	$19.19	$13.29
Total Return	5.34%	1.02%	7.24%	44.39%	15.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$168,936	$173,629	$73,672	$18,814	$8,241
Ratio of net expenses to average net assets	0.95%	0.97%	1.04%	1.05%	1.07%
Ratio of net investment loss to average net assets	(0.10)%	(0.15)%	(0.53)%	(0.55)%	(0.13)%
Ratio of gross expenses to average net assets (b)	1.05%	1.08%	1.11%	1.23%	1.24%
Portfolio turnover (c)	138%	120%	154%	119%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

61

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Growth Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$17.49		$18.01		$19.33	$13.46	$11.77
Investment Activities:
Net investment loss	(0.02	)(a)	(0.03	)(a)	(0.07)	(0.07)	— (b)
Net realized and unrealized gains on investments	0.36		0.74		2.02	5.94	1.69
Total from Investment Activities	0.34		0.71		1.95	5.87	1.69
Distributions to Shareholders:
Net realized gains from investments	(1.39)		(1.23)		(3.27)	—	—
Total Distributions to Shareholders	(1.39)		(1.23)		(3.27)	—	—
Net Asset Value, End of Period	$16.44		$17.49		$18.01	$19.33	$13.46
Total Return (excludes sales charge)	1.86%		3.94%		9.98%	43.61%	14.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$189,921		$204,027		$210,508	$208,309	$95,563
Ratio of net expenses to average net assets	1.10%		1.10%		1.14%	1.26%	1.37%
Ratio of net investment loss to average net assets	(0.09)%		(0.18)%		(0.39)%	(0.49)%	(0.01)%
Ratio of gross expenses to average net assets (c)	1.20%		1.19%		1.21%	1.26%	1.37%
Portfolio turnover	123%		105%		136%	101%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Growth Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$15.73		$16.45		$18.06	$12.70	$11.20
Investment Activities:
Net investment income (loss)	(0.14	)(a)	(0.17	)(a)	(0.15)	0.20	(0.02)
Net realized and unrealized gains on investments	0.31		0.68		1.81	5.16	1.52
Total from Investment Activities	0.17		0.51		1.66	5.36	1.50
Distributions to Shareholders:
Net realized gains from investments	(1.39)		(1.23)		(3.27)	—	—
Total Distributions to Shareholders	(1.39)		(1.23)		(3.27)	—	—
Net Asset Value, End of Period	$14.51		$15.73		$16.45	$18.06	$12.70
Total Return (excludes contingent deferred sales charge)	1.05%		3.09%		9.07%	42.20%	13.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,487		$11,553		$13,300	$10,415	$756
Ratio of net expenses to average net assets	1.93%		1.93%		1.97%	2.15%	2.32%
Ratio of net investment loss to average net assets	(0.93)%		(1.02)%		(1.21)%	(1.39)%	(0.92)%
Ratio of gross expenses to average net assets (b)	2.06%		2.02%		2.06%	2.16%	2.32%
Portfolio turnover	123%		105%		136%	101%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Growth Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$16.65		$17.31		$18.80	$13.18	$11.59
Investment Activities:
Net investment loss	(0.11	)(a)	(0.14	)(a)	(0.17)	(0.10)	(0.16)
Net realized and unrealized gains on investments	0.34		0.71		1.95	5.72	1.75
Total from Investment Activities	0.23		0.57		1.78	5.62	1.59
Distributions to Shareholders:
Net realized gains from investments	(1.39)		(1.23)		(3.27)	—	—
Total Distributions to Shareholders	(1.39)		(1.23)		(3.27)	—	—
Net Asset Value, End of Period	$15.49		$16.65		$17.31	$18.80	$13.18
Total Return	1.29%		3.28%		9.36%	42.64%	13.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,054		$979		$1,249	$1,340	$674
Ratio of net expenses to average net assets	1.71%		1.71%		1.71%	1.74%	1.94%
Ratio of net investment loss to average net assets	(0.69)%		(0.80)%		(0.97)%	(1.11)%	(0.63)%
Ratio of gross expenses to average net assets (b)	1.77%		1.79%		1.81%	1.84%	1.94%
Portfolio turnover	123%		105%		136%	101%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Growth Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$17.87	$18.33	$19.56	$13.60	$11.85
Investment Activities:
Net investment income (loss)	0.03 (a)	0.02 (a)	(0.04)	(0.09)	(0.05)
Net realized and unrealized gains on investments	0.37	0.75	2.08	6.05	1.80
Total from Investment Activities	0.40	0.77	2.04	5.96	1.75
Distributions to Shareholders:
Net realized gains from investments	(1.39)	(1.23)	(3.27)	—	—
Total Distributions to Shareholders	(1.39)	(1.23)	(3.27)	—	—
Net Asset Value, End of Period	$16.88	$17.87	$18.33	$19.56	$13.60
Total Return	2.16%	4.20%	10.33%	43.82%	14.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,107	$38,301	$37,757	$25,968	$4,800
Ratio of net expenses to average net assets	0.83%	0.83%	0.86%	0.98%	1.13%
Ratio of net investment income (loss) to average net assets	0.17%	0.10%	(0.10)%	(0.24)%	0.49%
Ratio of gross expenses to average net assets (b)	0.95%	0.95%	0.91%	0.98%	1.13%
Portfolio turnover	123%	105%	136%	101%	93%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

65

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Science and Technology Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$17.35		$18.13	$20.38	$16.95	$16.54
Investment Activities:
Net investment loss (a)	(0.22)		(0.19)	(0.24)	(0.23)	(0.20)
Net realized and unrealized gains on investments	2.64		1.26	1.30	7.76	1.56
Total from Investment Activities	2.42		1.07	1.06	7.53	1.36
Distributions to Shareholders:
Net investment income	—		—	—	(0.04)	—
Net realized gains from investments	(2.28)		(1.85)	(3.31)	(4.06)	(0.95)
Total Distributions to Shareholders	(2.28)		(1.85)	(3.31)	(4.10)	(0.95)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$17.49		$17.35	$18.13	$20.38	$16.95
Total Return (excludes sales charge)	13.80	%(c)	5.89%	5.26%	45.59%	8.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$105,041		$109,201	$134,534	$156,011	$123,343
Ratio of net expenses to average net assets	1.51%		1.49%	1.51%	1.49%	1.59%
Ratio of net investment loss to average net assets	(1.24)%		(1.01)%	(1.21)%	(1.15)%	(1.11)%
Ratio of gross expenses to average net assets (d)	1.52%		1.49%	1.51%	1.49%	1.59%
Portfolio turnover	114%		119%	146%	141%	84%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Science and Technology Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$15.25		$16.27	$18.77	$15.96	$15.74
Investment Activities:
Net investment loss (a)	(0.31)		(0.29)	(0.37)	(0.37)	(0.33)
Net realized and unrealized gains on investments	2.30		1.12	1.18	7.24	1.50
Total from Investment Activities	1.99		0.83	0.81	6.87	1.17
Distributions to Shareholders:
Net realized gains from investments	(2.28)		(1.85)	(3.31)	(4.06)	(0.95)
Total Distributions to Shareholders	(2.28)		(1.85)	(3.31)	(4.06)	(0.95)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$14.96		$15.25	$16.27	$18.77	$15.96
Total Return (excludes contingent deferred sales charge)	12.87	%(c)	5.08%	4.38%	44.30%	7.51%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,332		$11,160	$12,745	$16,402	$15,660
Ratio of net expenses to average net assets	2.32%		2.28%	2.36%	2.34%	2.36%
Ratio of net investment loss to average net assets	(2.05)%		(1.79)%	(2.06)%	(2.00)%	(1.88)%
Ratio of gross expenses to average net assets (d)	2.32%		2.28%	2.36%	2.34%	2.36%
Portfolio turnover	114%		119%	146%	141%	84%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

67

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Science and Technology Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$15.91		$16.85	$19.26	$16.24	$15.96
Investment Activities:
Net investment loss (a)	(0.26)		(0.25)	(0.32)	(0.32)	(0.28)
Net realized and unrealized gains on investments	2.41		1.16	1.22	7.40	1.51
Total from Investment Activities	2.15		0.91	0.90	7.08	1.23
Distributions to Shareholders:
Net realized gains from investments	(2.28)		(1.85)	(3.31)	(4.06)	(0.95)
Total Distributions to Shareholders	(2.28)		(1.85)	(3.31)	(4.06)	(0.95)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$15.78		$15.91	$16.85	$19.26	$16.24
Total Return	13.41	%(c)	5.38%	4.74%	44.82%	7.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,394		$1,281	$1,367	$1,438	$1,077
Ratio of net expenses to average net assets	1.91%		1.93%	2.03%	2.02%	2.08%
Ratio of net investment loss to average net assets	(1.63)%		(1.45)%	(1.73)%	(1.68)%	(1.60)%
Ratio of gross expenses to average net assets (d)	1.91%		1.93%	2.03%	2.02%	2.08%
Portfolio turnover	114%		119%	146%	141%	84%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

68

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Science and Technology Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$18.08		$18.78	$20.93	$17.32	$16.82
Investment Activities:
Net investment loss (a)	(0.18)		(0.14)	(0.19)	(0.18)	(0.15)
Net realized and unrealized gains on investments	2.75		1.29	1.35	7.94	1.60
Total from Investment Activities	2.57		1.15	1.16	7.76	1.45
Distributions to Shareholders:
Net investment income	—		—	—	(0.09)	—
Net realized gains from investments	(2.28)		(1.85)	(3.31)	(4.06)	(0.95)
Total Distributions to Shareholders	(2.28)		(1.85)	(3.31)	(4.15)	(0.95)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$18.37		$18.08	$18.78	$20.93	$17.32
Total Return	14.07	%(c)	6.11%	5.61%	46.00%	8.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$19,335		$27,416	$48,368	$40,337	$28,154
Ratio of net expenses to average net assets	1.28%		1.24%	1.22%	1.22%	1.27%
Ratio of net investment loss to average net assets	(1.01)%		(0.74)%	(0.91)%	(0.88)%	(0.79)%
Ratio of gross expenses to average net assets (d)	1.29%		1.24%	1.22%	1.22%	1.27%
Portfolio turnover	114%		119%	146%	141%	84%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
See notes to financial statements.

69

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Small Cap Equity Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.24		$19.81	$21.46	$17.12	$15.54
Investment Activities:
Net investment loss (a)	(0.12)		(0.20)	(0.21)	(0.22)	(0.16)
Net realized and unrealized gains on investments	0.28		0.38	2.32	8.51	2.44
Total from Investment Activities	0.16		0.18	2.11	8.29	2.28
Distributions to Shareholders:
Net realized gains from investments	—		(5.75)	(3.76)	(3.95)	(0.70)
Total Distributions to Shareholders	—		(5.75)	(3.76)	(3.95)	(0.70)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$14.41		$14.24	$19.81	$21.46	$17.12
Total Return (excludes sales charge)	1.19	%(b)	0.61%	10.00%	49.48%	14.78%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$52,075		$65	$68,785	$72,843	$54,669
Ratio of net expenses to average net assets	1.35%		1.30%	1.27%	1.29%	1.35%
Ratio of net investment income (loss) to average net assets	(0.88)%		0.97%	(0.99)%	(1.03)%	(0.93)%
Ratio of gross expenses to average net assets (c)	1.36%		1.30%	1.27%	1.29%	1.35%
Portfolio turnover	86%		98%	93%	107%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.05% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

70

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Small Cap Equity Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.71		$13.42	$15.79	$13.43	$12.43
Investment Activities:
Net investment loss (a)	(0.12)		(0.25)	(0.29)	(0.30)	(0.25)
Net realized and unrealized gains on investments	0.14		0.29	1.68	6.61	1.95
Total from Investment Activities	0.02		0.04	1.39	6.31	1.70
Distributions to Shareholders:
Net realized gains from investments	—		(5.75)	(3.76)	(3.95)	(0.70)
Total Distributions to Shareholders	—		(5.75)	(3.76)	(3.95)	(0.70)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$7.74		$7.71	$13.42	$15.79	$13.43
Total Return (excludes contingent deferred sales charge)	0.39	%(b)	(0.17)%	9.02%	48.32%	13.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$410		$1	$593	$1,091	$1,904
Ratio of net expenses to average net assets	2.10%		2.10%	2.15%	2.08%	2.22%
Ratio of net investment income (loss) to average net assets	(1.64)%		1.77%	(1.90)%	(1.85)%	(1.78)%
Ratio of gross expenses to average net assets (c)	3.14%		2.39%	2.37%	2.08%	2.24%
Portfolio turnover	86%		98%	93%	107%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.05% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

71

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Small Cap Equity Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.33		$17.99	$19.88	$16.12	$14.70
Investment Activities:
Net investment loss (a)	(0.14)		(0.26)	(0.27)	(0.27)	(0.20)
Net realized and unrealized gains on investments	0.24		0.35	2.14	7.98	2.32
Total from Investment Activities	0.10		0.09	1.87	7.71	2.12
Distributions to Shareholders:
Net realized gains from investments	—		(5.75)	(3.76)	(3.95)	(0.70)
Total Distributions to Shareholders	—		(5.75)	(3.76)	(3.95)	(0.70)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$12.44		$12.33	$17.99	$19.88	$16.12
Total Return	0.89	%(b)	0.16%	9.58%	48.95%	14.53%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,954		$3,662	$4,455	$4,898	$4,714
Ratio of net expenses to average net assets	1.70%		1.71%	1.67%	1.60%	1.60%
Ratio of net investment loss to average net assets	(1.24)%		(1.39)%	(1.39)%	(1.35)%	(1.23)%
Ratio of gross expenses to average net assets (c)	1.70%		1.71%	1.71%	1.69%	1.77%
Portfolio turnover	86%		98%	93%	107%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.05% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

72

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Small Cap Equity Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.39		$20.04	$21.60	$17.17	$15.54
Investment Activities:
Net investment loss (a)	(0.08)		(0.16)	(0.16)	(0.16)	(0.12)
Net realized and unrealized gains on investments	0.30		0.26	2.36	8.54	2.45
Total from Investment Activities	0.22		0.10	2.20	8.38	2.33
Distributions to Shareholders:
Net realized gains from investments	—		(5.75)	(3.76)	(3.95)	(0.70)
Total Distributions to Shareholders	—		(5.75)	(3.76)	(3.95)	(0.70)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$14.62		$14.39	$20.04	$21.60	$17.17
Total Return	1.60	%(b)	0.18%	10.35%	49.84%	15.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,834		$3,804	$48,597	$51,794	$33,591
Ratio of net expenses to average net assets	1.10%		1.07%	1.01%	10.00%	1.08%
Ratio of net investment loss to average net assets	(0.64)%		(0.76)%	(0.74)%	(0.74)%	(0.67)%
Ratio of gross expenses to average net assets (c)	1.24%		1.07%	1.01%	10.00%	1.08%
Portfolio turnover	86%		98%	93%	107%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.05% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

73

Victory Portfolios	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the Funds (collectively, the "Funds" and individually, a "Fund") in the RS Investment Trust, transferred all of it's assets to a new series of the Trust.

The accompanying financial statements are those of the following Funds. Each Funds' investment objective is seeks to provide long-term capital appreciation.

Funds*	Former Fund Names	Investment Share Classes Offered
Victory RS Small Cap Growth Fund	RS Small Cap Growth Fund	Classes A, C, R and Y
Victory RS Select Growth Fund	RS Select Growth Fund	Classes A, C, R, R6 and Y
Victory RS Mid Cap Growth Fund	RS Mid Cap Growth Fund	Classes A, C, R, R6 and Y
Victory RS Growth Fund	RS Growth Fund	Classes A, C, R and Y
Victory RS Science and Technology Fund	RS Technology Fund	Classes A, C, R and Y
Victory RS Small Cap Equity Fund	RS Small Cap Equity Fund	Classes A, C, R and Y

*  Name changes were effective on July 29, 2016

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
RS Small Cap Growth Fund
Common Stocks	$1,849,466,823	$1,849,466,823
Collateral for Securities Loaned	89,266,427	89,266,427
Total	1,938,733,250	1,938,733,250
RS Select Growth Fund
Common Stocks	525,741,852	525,741,852
Collateral for Securities Loaned	31,571,800	31,571,800
Total	557,313,652	557,313,652
RS Mid Cap Growth Fund
Common Stocks	421,086,021	421,086,021
Collateral for Securities Loaned	6,044,101	6,044,101
Total	427,130,122	427,130,122
RS Growth Fund
Common Stocks	223,087,194	223,087,194
Collateral for Securities Loaned	2,110,676	2,110,676
Total	225,197,870	225,197,870
RS Science and Technology Fund
Common Stocks	135,382,409	135,382,409
Collateral for Securities Loaned	10,243,720	10,243,720
Total	145,626,129	145,626,129
RS Small Cap Equity Fund
Common Stocks	56,603,694	56,603,694
Collateral for Securities Loaned	940,550	940,550
Total	57,544,244	57,544,244

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Exchange-Traded Funds:

Each Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

Each Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

77

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
Victory RS Small Cap	$87,003,277	$87,003,277	$2,263,150
Victory RS Select Growth Fund	30,751,037	30,751,037	820,763
Victory RS Mid Cap Growth Fund	5,883,271	5,883,271	160,830
Victory RS Growth Fund	2,050,846	2,050,846	59,830
Victory RS Science and Technology Fund	9,900,359	9,900,359	343,361
Victory RS Small Cap Equity Fund	918,848	918,848	21,702

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

78

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds' financial statements. The adoption will have no effect on the Funds' net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
Victory RS Small Cap Growth Fund	$1,731,160,387	$2,170,199,017
Victory RS Select Growth Fund	507,025,792	738,713,376
Victory RS Mid Cap Growth Fund	547,627,025	535,544,035
Victory RS Growth Fund	294,180,667	324,984,291
Victory RS Science and Technology Fund	152,658,355	180,816,763
Victory RS Small Cap Equity Fund	50,654,098	66,854,946

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Rate
Victory RS Small Cap Growth Fund	0.95%
Victory RS Select Growth Fund	1.00%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Growth Fund	0.75%
Victory RS Science and Technology Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%

Effective November 7, 2016, VCM also serves as the Funds' administrator and fund accountant. VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Funds' administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, Boston Financial Data Services served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Funds.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended December 31, 2016, the Distributor received approximately $1,786,290 from commissions earned on sales of Class A Shares and the transfer agent received $688,479 from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. For the fiscal year ended December 31, 2016 (except as noted), the expense limits are as follows and are in effect until at least July 31, 2018:

Fund	Class	Expense Limit
Victory RS Small Cap Growth Fund	Class A Shares	1.40%
Victory RS Small Cap Growth Fund	Class C Shares	2.16%
Victory RS Small Cap Growth Fund	Class R Shares	1.86%
Victory RS Small Cap Growth Fund	Class Y Shares	1.13%
Victory RS Select Growth Fund	Class A Shares	1.40%
Victory RS Select Growth Fund	Class C Shares	2.18%
Victory RS Select Growth Fund	Class R Shares	1.91%
Victory RS Select Growth Fund	Class R6 Shares	1.06%
Victory RS Select Growth Fund	Class Y Shares	1.14%
Victory RS Mid Cap Growth Fund	Class A Shares	1.20%
Victory RS Mid Cap Growth Fund	Class C Shares	2.11%
Victory RS Mid Cap Growth Fund	Class R Shares	1.80%
Victory RS Mid Cap Growth Fund	Class R6 Shares	0.94%
Victory RS Mid Cap Growth Fund	Class Y Shares	0.95%

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016
Fund	Class	Expense Limit
Victory RS Growth Fund	Class A Shares	1.10%
Victory RS Growth Fund	Class C Shares	1.93%
Victory RS Growth Fund	Class R Shares	1.71%
Victory RS Growth Fund	Class Y Shares	0.83%
Victory RS Science and Technology Fund	Class A Shares	1.49	%(a)
Victory RS Science and Technology Fund	Class C Shares	2.28	%(a)
Victory RS Science and Technology Fund	Class R Shares	1.93	%(a)
Victory RS Science and Technology Fund	Class Y Shares	1.24	%(a)
Victory RS Small Cap Equity Fund	Class A Shares	1.35%
Victory RS Small Cap Equity Fund	Class C Shares	2.10%
Victory RS Small Cap Equity Fund	Class R Shares	1.75%
Victory RS Small Cap Equity Fund	Class Y Shares	1.10%

(a)  Effective July 29, 2016.

Effective July 29, 2016, the Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019
Victory RS Small Cap Growth Fund	$542,236
Victory RS Select Growth Fund	93,780
Victory RS Mid Cap Growth Fund	138,565
Victory RS Growth Fund	111,652
Victory RS Science and Technology Fund	9,502
Victory RS Small Cap Equity Fund	—

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2016.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

6.  Line of Credit:

Effective July 29, 2016, The Funds began participating in the Victory Trusts a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2016 were as follows:

Fund	Amount Outstanding at December 31, 2016	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
Victory RS Small Cap Growth Fund	$—	$21,160,000	5	1.70%
Victory RS Select Growth Fund	—	1,430,000	30	1.68%
Victory RS Growth Fund	—	816,667	3	1.72%
Victory RS Small Cap Equity Fund	—	1,250,000	2	1.55%

*  For the year ended December 31, 2016, based on the number of days borrowings were outstanding.

Prior to July 29, 2016, the Funds, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

As of December 31, 2016, the Funds had no loans outstanding with Citibank.

7.  Capital Contribution from Prior Custodian:

The Funds received notification from the Funds' prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Funds is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Victory RS Small Cap Growth Fund	$159,666	$—	$159,666	$—	$159,666
Victory RS Select Growth Fund	—	17,025,200	17,025,200	—	17,025,200
Victory RS Mid Cap Growth Fund	—	—	—	—	—
Victory RS Growth Fund	—	18,560,530	18,560,530	—	18,560,530
Victory RS Science and Technology Fund	4,268,294	11,637,541	15,905,835	—	15,905,835
Victory RS Small Cap Equity Fund	—	—	—	—	—

	Year Ended December 31, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Victory RS Small Cap Growth Fund	$2,628,652	$30,597,192	$33,225,844	$33,225,844
Victory RS Select Growth Fund	—	63,750,868	63,750,868	63,750,868
Victory RS Mid Cap Growth Fund	—	—	—	—
Victory RS Growth Fund	—	16,842,300	16,842,300	16,842,300
Victory RS Science and Technology Fund	998,614	13,679,947	14,678,561	14,678,561
Victory RS Small Cap Equity Fund	302,358	21,418,001	21,720,359	21,720,359

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Victory RS Small Cap Growth Fund	$—	$—	$—	$—	$(223,046,114)	$—	$375,651,497	$152,605,383
Victory RS Select Growth Fund	—	—	20,875,204	20,875,204	—	—	120,670,582	141,545,786
Victory RS Mid Cap Growth Fund	—	—	—	—	(28,128,002)	(1,373,934)	23,353,035	(6,148,901)
Victory RS Growth Fund	—	—	—	—	—	(2,076,992)	42,069,560	39,992,568

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016
	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Victory RS Science and Technology Fund	$—	$—	$4,387,311	$4,387,311	$—	$—	$34,263,121	$38,650,432
Victory RS Small Cap Equity Fund	—	—	—	—	(1,206,008)	—	9,109,386	7,903,378

*  Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as "late year ordinary loss") may be deferred and treated as having arisen in the following fiscal year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and mark to market adjustments on passive foreign investment companies.

As of the tax year ended December 31, 2016, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	2017	Total
Victory RS Small Cap Growth Fund	$—	$—
Victory RS Select Growth Fund	—	—
Victory RS Mid Cap Growth Fund	28,128,002	28,128,002
Victory RS Growth Fund		—
Victory RS Science and Technology Fund	—	—
Victory RS Small Cap Equity Fund	—	—

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Victory RS Small Cap Growth Fund	$223,046,114	$—	$223,046,114
Victory RS Select Growth Fund	—	—	—
Victory RS Mid Cap Growth Fund	—	—	—
Victory RS Growth Fund	—	—	—
Victory RS Science and Technology Fund	—	—	—
Victory RS Small Cap Equity Fund	1,206,008	—	1,206,008

During the year ended December 31, 2016, the Victory RS Mid Cap Growth Fund utilized $4,761,054 of capital loss carryforwards.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Victory RS Small Cap Growth Fund	$1,563,081,753	$460,690,442	$(85,038,945)	$375,651,497
Victory RS Select Growth Fund	436,643,070	127,218,476	(6,547,894)	120,670,582
Victory RS Mid Cap Growth Fund	403,777,087	33,503,698	(10,150,663)	23,353,035
Victory RS Growth Fund	183,128,310	45,940,090	(3,870,530)	42,069,560
Victory RS Science and Technology Fund	111,363,008	39,520,840	(5,257,719)	34,263,121
Victory RS Small Cap Equity Fund	48,434,858	11,884,024	(2,749,393)	9,109,386

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Pershing LLC	Victory RS Mid Cap Growth Fund	29.54%
Wells Fargo Clearing Services, LLC	Victory RS Small Cap Growth Fund	37.27%

10.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Science and Technology Fund, Victory RS Select Growth Fund, Victory RS Small Cap Equity Fund, and Victory RS Small Cap Growth Fund, (six of the portfolios constituting the Victory Portfolios (collectively, the "Funds")) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above (six of the portfolios constituting the Victory Portfolios) at December 31, 2016, the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 28, 2017

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer
(2011-2013), President — Investments and Operations
			(2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551- 8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
RS Small Cap Growth Fund
Class A Shares	$1,000.00	$1,133.50	$7.51	1.40%
Class C Shares	1,000.00	1,129.00	11.56	2.16%
Class R Shares	1,000.00	1,132.10	8.79	1.64%
Class Y Shares	1,000.00	1,134.80	6.06	1.13%
RS Select Growth Fund
Class A Shares	1,000.00	1,070.20	7.29	1.40%
Class C Shares	1,000.00	1,066.00	11.32	2.18%
Class R Shares	1,000.00	1,067.90	9.20	1.77%
Class R6 Shares (a)	1,000.00	1,021.30	0.36	0.27%
Class Y Shares	1,000.00	1,071.60	5.94	1.14%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

(a)  Information shown reflects values for the period November 15, 2016 (commencement of operations) to December 31, 2016 and has been calculated using expense ratios and rates of return of the same period.

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	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
RS Mid Cap Growth Fund
Class A Shares	$1,000.00	$1,030.90	$6.13	1.20%
Class C Shares	1,000.00	1,025.90	10.85	2.13%
Class R Shares	1,000.00	1,028.70	8.36	1.64%
Class R6 Shares (a)	1,000.00	1,028.20	0.32	0.24%
Class Y Shares	1,000.00	1,032.50	4.85	0.95%
RS Growth Fund
Class A Shares	1,000.00	1,033.30	5.62	1.10%
Class C Shares	1,000.00	1,029.50	9.85	1.93%
Class R Shares	1,000.00	1,030.90	8.63	1.69%
Class Y Shares	1,000.00	1,034.90	4.25	0.83%
RS Science and Technology Fund
Class A Shares	1,000.00	1,171.00	8.13	1.49%
Class C Shares	1,000.00	1,166.20	12.63	2.32%
Class R Shares	1,000.00	1,169.40	9.98	1.83%
Class Y Shares	1,000.00	1,172.40	6.83	1.25%
RS Small Cap Equity Fund
Class A Shares	1,000.00	1,139.10	7.15	1.33%
Class C Shares	1,000.00	1,134.90	11.27	2.10%
Class R Shares	1,000.00	1,138.20	8.87	1.65%
Class Y Shares	1,000.00	1,140.40	5.76	1.07%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

(a)  Information shown reflects values for the period November 15, 2016 (commencement of operations) to December 31, 2016 and has been calculated using expense ratios and rates of return of the same period.

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS Small Cap Growth Fund
Class A Shares	$1,000.00	$1,018.10	$7.10	1.40%
Class C Shares	1,000.00	1,014.28	10.94	2.16%
Class R Shares	1,000.00	1,016.89	8.31	1.64%
Class Y Shares	1,000.00	1,019.46	5.74	1.13%
RS Select Growth Fund
Class A Shares	1,000.00	1,018.10	7.10	1.40%
Class C Shares	1,000.00	1,014.18	11.04	2.18%
Class R Shares	1,000.00	1,016.24	8.97	1.77%
Class R6 Shares	1,000.00	1,023.78	1.37	0.27%
Class Y Shares	1,000.00	1,019.41	5.79	1.14%
RS Mid Cap Growth Fund
Class A Shares	1,000.00	1,019.10	6.09	1.20%
Class C Shares	1,000.00	1,014.43	10.79	2.13%
Class R Shares	1,000.00	1,016.89	8.31	1.64%
Class R6 Shares	1,000.00	1,023.93	1.22	0.24%
Class Y Shares	1,000.00	1,020.36	4.82	0.95%
RS Growth Fund
Class A Shares	1,000.00	1,019.61	5.58	1.10%
Class C Shares	1,000.00	1,015.43	9.78	1.93%
Class R Shares	1,000.00	1,016.64	8.57	1.69%
Class Y Shares	1,000.00	1,020.96	4.22	0.83%
RS Science and Technology Fund
Class A Shares	1,000.00	1,017.65	7.56	1.49%
Class C Shares	1,000.00	1,013.47	11.74	2.32%
Class R Shares	1,000.00	1,015.94	9.27	1.83%
Class Y Shares	1,000.00	1,018.85	6.34	1.25%
RS Small Cap Equity Fund
Class A Shares	1,000.00	1,018.45	6.75	1.33%
Class C Shares	1,000.00	1,014.58	10.63	2.10%
Class R Shares	1,000.00	1,016.84	8.36	1.65%
Class Y Shares	1,000.00	1,019.76	5.43	1.07%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2016, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Victory RS Small Cap Growth Fund	100%
Victory RS Select Growth Fund	0%
Victory RS Mid Cap Growth Fund	0%
Victory RS Growth Fund	0%
Victory RS Science and Technology Fund	0%
Victory RS Small Cap Equity Fund	0%

Dividends qualifying for corporate dividends received deductions of:

Amount
Victory RS Small Cap Growth Fund	100%
Victory RS Select Growth Fund	0%
Victory RS Mid Cap Growth Fund	0%
Victory RS Growth Fund	0%
Victory RS Science and Technology Fund	0%
Victory RS Small Cap Equity Fund	0%

For the year ended December 31, 2016, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Victory RS Small Cap Growth Fund	$—
Victory RS Select Growth Fund	—
Victory RS Mid Cap Growth Fund	—
Victory RS Growth Fund	—
Victory RS Science and Technology Fund	4,268,294
Victory RS Small Cap Equity Fund	—

For the year ended December 31, 2016, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Victory RS Small Cap Growth Fund	$—
Victory RS Select Growth Fund	17,025,200
Victory RS Mid Cap Growth Fund	—
Victory RS Growth Fund	18,560,530
Victory RS Science and Technology Fund	11,637,541
Victory RS Small Cap Equity Fund	—

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2016, were as follows:

	Foreign Source Income	Foreign Tax Expense
Victory RS Small Cap Growth Fund	0.00	0.00
Victory RS Select Growth Fund	0.00	0.00
Victory RS Mid Cap Growth Fund	0.00	0.00
Victory RS Growth Fund	0.00	0.00
Victory RS Science and Technology Fund	0.00	0.00
Victory RS Small Cap Equity Fund	0.00	0.00

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Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Small Cap Growth Fund, the RS Select Growth Fund, the RS Mid Cap Growth Fund, the RS Growth Fund, the RS Technology Fund and the RS Small Cap Equity Fund managed by RS Investment Management Co. LLC ("RSIM," and each fund managed by RSIM, an "RS Fund") into six comparable funds (each a "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of each Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each RS Fund that would continue into the comparable Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Funds grow;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each RS Fund, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for each comparable Fund;

•  The Adviser's commitment to operating the Funds at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Funds to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared each RS Fund's Class A gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS Funds. The Board reviewed the factors and methodology used by Strategic Insight in the selection of each RS Fund's Expense Group. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and any differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the RS Funds included breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Funds were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of each predecessor RS Fund for various periods against its selected benchmark index and its Morningstar category. The Board recognized that each predecessor RS Fund's performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of

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December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, each Fund would be managed by the same investment management team that managed the comparable predecessor RS Fund.

The Board reviewed various other specific factors with respect to each predecessor RS Fund and those anticipated with respect to each comparable Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Victory RS Small Cap Growth Fund

With respect to the Victory RS Small Cap Growth Fund, the Board compared the predecessor RS Fund's 0.959% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.416% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.314%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.39%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund outperformed both its benchmark index and Morningstar category for each of the periods reviewed.

Victory RS Select Growth Fund

With respect to the Victory RS Select Growth Fund, the Board compared the predecessor RS Fund's 1.010% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.428% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.376%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.43%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for the one-year, three-year and ten-year periods and its Morningstar category for the one-year period and outperformed its Morningstar category for the three-year, five-year and ten-year periods and its benchmark index for the five-year period.

Victory RS Mid Cap Growth Fund

With respect to the Victory RS Mid Cap Growth Fund, the Board compared the predecessor RS Fund's 0.860% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.380% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross

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expense ratio was higher than the Expense Group's median expense ratio of 1.329%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.29%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for the one-year, three-year and ten-year periods and its Morningstar category for the ten-year period and outperformed its Morningstar category for the one-year, three-year and five-year periods and its benchmark index for the five-year period.

Victory RS Growth Fund

With respect to the Victory RS Growth Fund, the Board compared the predecessor RS Fund's 0.774% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.210% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.234%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.18%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for the one-year, five-year and ten-year periods and its Morningstar category for the one-year and ten-year periods and outperformed its Morningstar category for the three-year and five-year periods and its benchmark index for the three-year period.

Victory RS Science and Technology Fund

With respect to the Victory RS Science and Technology Fund, the Board compared the predecessor RS Fund's 1.010% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.510% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was equal to the Expense Group's median expense ratio. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.47%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Fund underperformed its Morningstar category for the one-year, three-year and five-year periods and outperformed its benchmark index for each of the periods reviewed and its Morningstar category for the ten-year period.

96

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Victory RS Small Cap Equity Fund

With respect to the Victory RS Small Cap Equity Fund, the Board compared the predecessor RS Fund's 0.760% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.270% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.551%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.27%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund outperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

Approval of the Agreement on Behalf of the Funds

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of each of the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fees to be charged for services thereunder), on behalf of each Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses for each Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratios of each class of each Fund for the two year period following the Reorganization would provide stability to each Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the portfolio management teams of the predecessor RS Funds;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

97

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSGF-AR (12/16)

December 31, 2016

Annual Report

Victory RS International Fund

Victory RS Global Fund

Victory Sophus Emerging Markets Fund

Victory Sophus Emerging Markets Small Cap Fund

Victory Sophus China Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
The Victory RS International Funds
Victory RS International Fund
Schedule of Portfolio Investments	22
Statements of Assets and Liabilities	49
Statements of Operations	51
Statements of Changes in Net Assets	53-55
Financial Highlights	58-61
Victory RS Global Fund
Schedule of Portfolio Investments	27
Statements of Assets and Liabilities	49
Statements of Operations	51
Statements of Changes in Net Assets	53-55
Financial Highlights	62-65
Victory Sophus Emerging Markets Fund
Schedule of Portfolio Investments	33
Statements of Assets and Liabilities	49
Statements of Operations	51
Statements of Changes in Net Assets	53-55
Financial Highlights	66-70
Victory Sophus Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	39
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	56-57
Financial Highlights	71-73
Victory Sophus China Fund
Schedule of Portfolio Investments	46
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	56-57
Financial Highlights	74-77
Notes to Financial Statements	78
Report of Independent Registered Public Accounting Firm	90
Supplemental Information	91
Trustee and Officer Information	91
Proxy Voting and Form N-Q Information	94
Expense Examples	94
Additional Federal Income Tax Information	97
Advisory Contract Renewal	98

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

The Victory RS International Funds (Unaudited)

RS International Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  International stocks returned modest positive performance for the twelve-months ended December 31, 2016, supported by accommodative monetary policy in Europe and Japan and some stabilization in the global economic outlook and commodity markets.

•  Victory RS International Fund (the "Fund") delivered positive performance for the twelve-month period ended December 31, 2016, while also outperforming the MSCI EAFE Index ("Index"). The Fund's performance relative to the Index was supported by stock selection across most sectors, especially health care. Stock selection in materials detracted modestly from relative returns.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

International equity markets returned positive performance for the twelve-month period, overcoming periods of volatility caused by global economic concerns, currency fluctuations, and political uncertainty. Volatility was especially pronounced late in the second quarter after the U.K. voted to exit the European Union. This unexpected "Brexit" vote triggered a global market sell-off, especially in stocks with European or financial industry exposure. Markets staged a strong recovery from this sell-off in July, aided by assurances of liquidity from the world's central banks. Investors also responded to relatively encouraging economic and corporate earnings news, as well as to signs of stabilization in global commodity markets. Monetary policy was also generally supportive, as central banks in Europe and Japan maintained quantitative easing programs and adopted negative interest rates early in the year in hopes of spurring more bank lending. The United States Federal Reserve (the "Fed") also took a more gradual-than-expected approach to monetary tightening, waiting until December to raise rates. Nonetheless, the dollar appreciated strongly relative to most world currencies in the second half of the year, providing some headwinds for dollar-denominated investment returns. Despite these headwinds, most markets ended the year in positive territory, aided by healthy U.S. economic trends, some brightening growth prospects in Europe, and an uptick in oil prices after OPEC announced product cuts in late November.

Performance Update

The Fund gained 2.41% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, outperforming its benchmark, the Index, which returned 1.00%.

Portfolio Review

The Fund's outperformance as compared to the Index was assisted by stock selection in Japan, where Nippon Building Trust was a top contributor. Nippon Building Trust is a real

4

The Victory RS International Funds (Unaudited)

RS International Fund (continued)

estate investment trust ("REIT") focused on office properties in Tokyo and other urban markets. Shares of the REIT rose strongly early in the year as low Japanese interest rates sent yield-hungry investors into real estate investments. The company's business also benefited from some firming in rental rates for the Tokyo property market. The team sold the position following this strong price appreciation.

Swiss pharmaceutical company Actelion was a significant contributor in the Health Care sector. The company has developed several ground-breaking treatments for pulmonary arterial hypertension (PAH), a rare but serious lung conditions. Strong sales trends for these drugs helped support the company's solid earnings and share price performance. Late in the year, the stock soared even higher on speculation that Actelion might be acquired by another pharmaceutical company. Given the jump in the share price, we decided to take the Fund's profits, selling the Fund's investment.

While stock selection in materials detracted modestly from relative returns, U.K.-based materials company Rio Tinto was another positive contributor. Rio Tinto is a leading global producer of aluminum and iron ore, a key component used in steel manufacturing. The stock surged higher late in the year after the company reported increased shipments and better pricing for its iron ore business as global demand improved and some competing producers exited the market.

On a negative note, several U.K.-based holdings detracted from relative returns. Shares of London-based multinational insurance company Legal & General Group sold off in late June after the Brexit vote raised concerns over the economic, currency, and funding implications of the U.K.'s planned separation from the European Union. Given this Brexit-related uncertainty, the team exited the Fund's position.

U.K.-based retailer Next was another top detractor. The stock dropped sharply in March after the company reduced its 2016 guidance to account for a challenging retail environment and weakening in its credit business. The stock remained under pressure though the remainder of the year as Brexit-related economic uncertainty weighed on more cyclically-sensitive U.K. investments. In our view, the sell-off in the retailer's stock has been out of line with its underlying fundamentals, and we held onto the Fund's position.

Belgium-based Anheuser-Busch InBev, the world's largest beer producer, was also a detractor. The company's stock price dropped in the fourth quarter after its third quarter results fell short of expectations due to currency pressures and weakness in key emerging markets. The company also faced some integration issues tied to its merger with brewer SABMiller, which closed in October. In our view, these are transitory issues and we maintained the Fund's investment.

Outlook

We are cautiously optimistic on the outlook for international markets, even as we acknowledge the risks posed by political uncertainty in Europe, especially surrounding the Brexit issue, as well as weaker growth in China, higher interest rates in the U.S., and volatility in commodity markets. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

5

The Victory RS International Funds (Unaudited)

RS International Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	MSCI EAFE Index (Gross)
One Year	2.41%	–3.51%	1.77%	0.77%	2.06%	2.69%	1.00%
Three Year	–0.98%	–2.92%	–1.87%	–1.87%	–1.43%	–0.73%	–1.60%
Five Year	5.71%	4.46%	4.73%	4.73%	5.22%	6.07%	6.53%
Ten Year	1.53%	0.93%	0.69%	0.69%	1.11%	N/A	0.75%
Since Inception	5.37%	5.11%	0.96%	0.96%	3.01%	11.34%	N/A
Expense Ratios
Gross	1.82%		2.75%		2.26%	1.69%
With Applicable Waivers	1.40%		2.15%		1.80%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS International Fund — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. "(Gross)" index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

The Victory RS International Funds (Unaudited)

RS Global Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Global stocks as measured by the MSCI All Country World Index (Gross) (the "Index") delivered solid positive performance for the twelve-month period ended December 31, 2016, supported by accommodative monetary policy outside of the U.S., generally healthy corporate profits, and some stabilization in global commodity markets.

•  Victory RS Global Fund (the "Fund") delivered a positive return for the twelve-month period, but underperformed the Index. Stock selection in consumer staples and energy hindered relative performance, while stock selection in Health Care and Financials aided relative results.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

Global equity markets returned positive performance for the twelve-month period, overcoming periods of volatility caused by global economic concerns, currency fluctuations, and political uncertainty. Volatility was especially pronounced late in the second quarter after the U.K. voted to exit the European Union. This unexpected "Brexit" vote triggered a global market sell-off, especially in stocks with European or financial industry exposure. Markets staged a strong recovery from this sell-off in July, aided by assurances of liquidity from the world's central banks. Investors also responded to encouraging economic and corporate earnings news, especially from the U.S., as well as to signs of some stabilization in global commodity markets. Monetary policy was also generally supportive, as central banks in Europe and Japan maintained quantitative easing programs and adopted negative interest rates early in the year in hopes of spurring more bank lending. The United States Federal Reserve (the "Fed") also took a more gradual-than-expected approach to monetary tightening, waiting until December to raise rates. Nonetheless, the dollar appreciated strongly relative to most world currencies in the second half of the year, providing some headwinds for dollar-denominated investment returns. Despite these headwinds, most markets ended the year in positive territory, aided by solid U.S. economic trends, some brightening growth prospects in Europe, and an uptick in oil prices after OPEC announced product cuts in late November.

Performance Update

The Fund gained 6.67% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming its benchmark, the Index, which returned 7.86%.

7

The Victory RS International Funds (Unaudited)

RS Global Fund (continued)

Portfolio Review

In a challenging year for pharmaceutical stocks pressured by pricing concerns and generic competition, several U.S. Health Care stocks were significant detractors from the Fund's performance relative to the Index. Biotech pioneer Gilead Sciences traded lower due to weakening sales trends for its blockbuster hepatitis C drugs, which faced increased price competition from other drugs. Our concerns over these trends led us to exit the Fund's position. Pharmaceutical company Eli Lilly was another detractor. The drug maker's stock sold off sharply in November after it reported disappointing clinical trial results for its highly anticipated Alzheimer's drug. In our view, this sell-off was out of line with fundamentals, and we held onto the Fund's position.

Another leading detractor, Promotora y Operadora de Infraestructura is a Mexico-based provider of construction, maintenance, and logistics support for highway and other transportation projects within Mexico. The stock fell sharply in November on concerns over the economic impact of the weak peso and potential changes to the U.S.-Mexico trade relationship under President Trump. Given near-term uncertainty, we scaled back the Fund's investment for risk management reasons.

On a positive note, relative performance benefited from stock selection among U.S. cyclical investments benefiting from positive economic news. Technology investment Texas Instruments was a leading contributor. The U.S.-based computer hardware maker continued to report robust earnings performance, fueled by strength in its industrial and automotive end markets, as well as by its increased focus on more specialized, higher margin areas of the semiconductor market.

Another positive contributor, Goldman Sachs surged higher in the fourth quarter after reporting better-than-expected revenue and earnings growth for the third quarter, fueled by improved trading income. Goldman Sachs also benefited late in the year from a steepening U.S. yield curve, improved U.S. capital market performance, and the outlook for financial industry deregulation under the new Trump administration.

While overall stock selection in the materials sector weighed on relative performance, U.S.-based specialty chemical company Quaker Chemicals was another top contributor. Quaker Chemicals is a leading global supplier of advanced hydraulic fluids and chemical coatings. The company's ongoing restructuring efforts helped support solid financial performance despite a sometimes challenging period for global commodities stocks. Investors also responded positively to news of the company's acquisition of Lubricor, a Canadian supplier of metalworking fluids with a strong international market presence.

Outlook

We remain cautiously optimistic on the outlook for global markets, even as we acknowledge the risks posed by political uncertainty in Europe, especially surrounding the Brexit issue, as well as weaker growth in China, higher interest rates in the U.S., and volatility in commodity markets. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

8

The Victory RS International Funds (Unaudited)

RS Global Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R		Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11		5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value		Net Asset Value	MSCI All Country World Index (Gross)
One Year	6.67%	0.50%	5.92%	4.96%	30.57	%(a)	7.01%	8.48%
Three Year	5.01%	2.96%	4.20%	4.20%	12.01%		5.33%	3.69%
Five Year	11.97%	10.64%	11.16%	11.16%	16.27%		12.35%	9.96%
Ten Year	N/A	N/A	N/A	N/A	N/A		N/A	N/A
Since Inception	8.06%	6.93%	7.26%	7.26%	11.67%		8.44%	N/A

(a)During the period, the share class recognized certain expense reimbursements and due to the fluctuation in average net assets during the same period the total return reflected is significantly higher than the other share classes of the fund. The total return would have been 6.39% had the expense reimbursements not occurred.

Expense Ratios
Gross	1.54%	2.34%	1.81%	1.32%
With Applicable Waivers	1.41%	2.18%	1.81%	1.10%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

9

The Victory RS International Funds (Unaudited)

RS Global Fund (continued)

RS Global Fund — Growth of $10,000

1A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Emerging markets, as represented by the MSCI Emerging Markets Index (Net) (the "Index"), delivered strong returns for 2016, moving strongly in the positive column for the first time since 2012 and outperforming developed markets

•  The Sophus Emerging Markets Fund (the "Fund") returned 10.50% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 11.19%.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

If there was one word to sum up the emerging markets in 2016 it is resilience. Emerging market stocks turned in a strong performance for the year, coming off of a very difficult 2015, despite its share of obstacles, including the on-again/off-again/on-again United States Federal Reserve (the "Fed"), concerns of a hard landing in China, the Brexit vote, a failed coup attempt in Turkey, and a surprise Trump victory in the U.S. presidential election. The year started with a sharp sell-off in January on a strengthening dollar, on a hawkish Fed and the expectations of four rate increases over the course of the year, fear of a hard landing in China and weak oil prices. However the market snapped back in February as the Fed turned dovish (for the time being), oil and other commodities stabilized, and the Chinese government remained committed to fiscal measures aimed at boosting domestic demand.

The middle of the year saw a continued rally, particularly in the third quarter despite the surprise outcome of the Brexit vote and the failed coup attempt in Turkey. This performance was driven primarily by ongoing accommodative global central bank policies and renewed investor calm toward China and its currencies. As we moved into the fourth quarter, the two key events that dominated the markets were the surprise outcome of the U.S. presidential election and the finalization of an agreement by OPEC and non-OPEC members on cutting oil production. The election victory by Donald Trump sent the U.S. dollar higher on expectations of his fiscal policies and emerging markets lower on the strength of the dollar and his inflammable rhetoric on protectionist trade policies. This was followed up by the Fed raising rates in December.

Most emerging markets in the index were positive, with several markets experiencing strong growth, particularly those tied to the strength in oil such as Brazil and Russia. Coming out of a political scandal late last year into early 2016, Brazil was the top performing market benefiting from the surge in oil and political and economic reforms under new leadership. Peru was also a top performer on the heels of a surge in copper prices and a more business

11

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Fund (continued)

friendly climate under new leadership there. Russia was another major benefactor of the move in oil prices, the expectation of them coming out of recession, and expectations of an improved relationship with the U.S. and a Trump administration. The worst performing country was Greece, which is awaiting word on a third bailout package from the Eurogroup. Another poor performer in 2016 was Qatar, still suffering from the previous collapse of oil prices.

Performance Update

The Fund returned 10.50% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 11.19%.

Portfolio Review

The Fund's performance relative to the Index was negatively impacted by stock selection and an underweight in the Energy sector, as oil saw a significant gain in 2016, up over 50% on the year. One of the largest detractors in that sector was Tsakos Energy Navigation, domiciled in Athens, Greece and one of the world's largest energy transporters. Despite the rally in oil in the first half of the year, Tsakos did not participate due to concerns regarding fleet expansion and the meaningful reduction in exposure by one of its largest shareholders. We exited the position as we saw little in the way of catalysts.

Stock selection in Turkey was also a large detractor from relative performance, as Turkey-based TAV Havalimanlari, primarily involved in airport development, construction and management, was one of the Fund's biggest underperformers. The aviation/tourism sector in Turkey was hit fairly hard, with one negative event after another, including the Istanbul bombings and the failed coup attempt. After a small rebound in the share price, we cut our losses and exited the Fund's shares.

The biggest contributor to relative performance for the year was from stock selection in the utilities sector. Within this sector, one of the largest contributors was Russian oil company LUKOIL. LUKOIL benefited from the strong rally in oil, as well as the general rally in the Russian market following the U.S. presidential elections.

Outlook

We see plenty of uncertainty going into 2017 with politics and central bank actions playing a predominant role. In politics, will we shift into more activist political leaders? Will the Central Banks slide back into the shadows? Will there be a rise of populism in developed markets as well as emerging markets? Will President Trump really try to do the impossible? Raise spending, cut taxes, and reduce the trade deficit? We believe the circle cannot be squared, and one of those will have to give. Europe has apparently made little to no progress toward political union. Distractions abound, populist reaction to faceless bureaucracy, the rule of rules, mount up to continued mediocrity at the periphery, with vibrancy at the core (Germany, Netherlands) fueled by an ever more competitive Euro. Japan's experiment with "Abenomics" failed as expected. Barring a dramatic change in migration patterns Japan will continue to be a "rentier" economy.

What does this mean for Emerging Markets? Political convulsions in Latin America are mostly for the better. Corruptions of Mexico's controlling PRI party are likely to be swept out of office. Temer is doing the unthinkable in Brazil via difficult constitutional reform. Chile's moderate middle is finally pushing back against the venal left. We are seeing signs

12

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Fund (continued)

of change elsewhere — in Korea where President Park's loopy inner circle was broken (lending to her sudden departure), and possibly, hopefully in South Africa where President Zuma's excesses are also drawing the public's angry eye. The internet and social media may be a more effective weapon against corruption and wealth seeking than traditional tools, such as police and judges.

The autocratic regimes, Russia, Turkey and now the Philippines, go from strength to strength. Strong men, like Putin and Erdogan, offer a semblance of certainty and glory to the humbled masses of Russia and Turkey. The interaction between these autocrats and surrounding countries will continue to be problematic. A Trump presidency — with a USA first policy — does not augur well for stability in the Middle East. Cynically, perhaps a more aggressive withdrawal of American might allow for some form of resolution.

However, we believe that the cycle will inevitably drive emerging markets. The cycle is turning, albeit slowly. The surge in oil, iron ore, copper and sundry other commodity prices in 2016 has been debated every painful step of the way. Supply/demand models are struggling with the apparent speculative demand out of China. Analysts refuse to acknowledge any shuttering of supply, despite evidence to the contrary. As global growth edges upward, the emerging markets universe will benefit as well. Inflation, the silky balm that allows the machinery of economics to function, is starting to emerge. Global markets are starkly divided. In the developed markets, we have the U.S. hiking interest rates (at a laughably slow pace) while the EU and Japan are caught in Zero Interest Rate Policy ("ZIRP"). In the emerging markets, a few economies have begun the hiking process. Ironically, the most cyclically sensitive economies, Brazil, Russia, South Africa, still have room to cut rates, notwithstanding being highly dependent on foreign capital flows.

Emerging market currencies are cheap. Overall emerging market growth is accelerating faster than developed markets. In general, emerging markets are in a much sounder fundamental and financial footing than they have been in years and, in our opinion, can withstand additional strengthening of the U.S. dollar. We believe that that in the short term we could see the dollar continue to strengthen. However, longer-term it's not in the best interest of what President Trump is trying to accomplish, particularly from a trade perspective. Thus, we would expect measures to be taken to control further dollar depreciation, which would be positive for emerging markets.

13

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	11/14/16	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index (Gross)
One Year	10.50%	4.15%	9.62%	8.62%	10.26%	N/A	10.86%	11.19%
Three Year	–2.46%	–4.37%	–3.24%	–3.24%	–2.73%	N/A	–2.15%	–2.55%
Five Year	0.02%	–1.15%	–0.77%	–0.77%	–0.26%	N/A	0.34%	1.28%
Ten Year	1.39%	0.80%	0.61%	0.61%	1.06%	N/A	N/A	1.84%
Since Inception	6.41%	6.09%	6.50%	6.50%	8.82%	1.81%	9.70%	N/A
Expense Ratios
Gross	1.56%		2.36%		1.86%	1.18%	1.28%
With Applicable Waivers	1.56%		2.36%		1.86%	1.16%	1.28%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Sophus Emerging Markets Fund — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. "(Gross)" index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Small Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Small-cap stocks trading in emerging markets, as represented by the MSCI Emerging Markets Small Cap Index (Net) (the "Index"), delivered positive returns for 2016, benefiting from rising oil prices and commodity prices in general, and accommodative global central banks.

•  The Sophus Emerging Markets Small Cap Fund (the "Fund") returned 0.62% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 2.28%.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

If there was one word to sum up the emerging markets in 2016 it is resilience. Emerging market stocks turned in a strong performance for the year, coming off of a very difficult 2015, despite its share of obstacles, including the on-again/off-again/on-again United States Federal Reserve (the "Fed"), concerns of a hard landing in China, the Brexit vote, a failed coup attempt in Turkey, and a surprise Trump victory in the U.S. presidential election. The year started with a sharp sell-off in January on a strengthening dollar, on a hawkish Fed and the expectations of four rate increases over the course of the year, fear of a hard landing in China and weak oil prices. However the market snapped back in February as the Fed turned dovish (for the time being), oil and other commodities stabilized, and the Chinese government remained committed to fiscal measures aimed at boosting domestic demand.

The middle of the year saw a continued rally, particularly in the third quarter despite the surprise outcome of the Brexit vote and the failed coup attempt in Turkey. This performance was driven primarily by ongoing accommodative global central bank policies and renewed investor calm toward China and its currencies. As we moved into the fourth quarter, the two key events that dominated the markets were the surprise outcome of the U.S. presidential election and the finalization of an agreement by OPEC and non-OPEC members on cutting oil production. The election victory by Donald Trump sent the U.S. dollar higher on expectations of his fiscal policies and emerging markets lower on the strength of the dollar and his inflammatory rhetoric on protectionist trade policies. This was followed up by the Fed raising rates in December.

Most emerging markets in the index were positive, with several markets experiencing strong growth, particularly those tied to the strength in oil such as Brazil and Russia. Coming out of a political scandal late last year into early 2016, Brazil was the top performing market benefiting from the surge in oil and political and economic reforms under new leadership. Peru was also a top performer on the heels of a surge in copper prices and a more business
15

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Small Cap Fund (continued)

friendly climate under new leadership there. Russia was another major benefactor of the move in oil prices, the expectation of them coming out of recession, and expectations of an improved relationship with the U.S. and a Trump administration. The worst performing country was Greece, which is awaiting word on a third bailout package from the Eurogroup. Another poor performer in 2016 was Qatar, still suffering from the previous collapse of oil prices.

Performance Update

The Fund returned 0.62% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 2.28%.

Portfolio Review

The Fund's performance relative to the Index was negatively impacted by stock selection in the industrials sector. Within the sector, Boer Power Holdings, a solution provider on integrated electrical distribution systems in China detracted the most from relative performance. In late March, the company announced the surprise resignations of two Directors and the COO followed by a disappointing quarterly report. The uncertainties around corporate governance and financial viability of the firm forced us to exit the Fund's position in the shares.

Stock selection in Brazil was also a large detractor, as Tupy SA — the largest producer of iron engine blocks in the world — struggled. We sold out of the shares early in the year as the company reported weaker than expected financial results and headwinds began to mount, including the appreciation at the time of the Brazilian Real ("BRL") with 73% of sales from outside of Brazil. Although valuations were attractive, the lack of near-term catalysts led us to use this as a source of funds.

The biggest contributor to relative performance for the year was from stock selection in the consumer discretionary sector. Within this sector, one of the largest contributors was China-based China Maple Leaf Educational Systems. The company is principally engaged in international school education businesses. The shares had very strong performance on continued strong financial results and strong growth both organically and through acquisitions. Valuations became quite high and concerns over Fiscal 2017 earnings growth helped to cause a reversal in momentum and deterioration in rank. As a result we sold out of the Fund's position.

We see plenty of uncertainty going into 2017 with politics and central bank actions playing a predominant role. In politics, will we shift into more activist political leaders? Will the Central Banks slide back into the shadows? Will there be a rise of populism in developed markets as well as emerging markets? Will President Trump really try to do the impossible? Raise spending, cut taxes, and reduce the trade deficit? We believe the circle cannot be squared, and one of those will have to give. Europe has apparently made little to no progress toward political union. Distractions abound, while populist reaction to faceless bureaucracy and the rule of rules, mount up to continued mediocrity at the periphery, with vibrancy at the core (Germany, Netherlands) fueled by an ever more competitive Euro. Japan's experiment with "Abenomics" failed as expected. Barring a dramatic change in migration patterns Japan will continue to be a "rentier" economy.

16

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Small Cap Fund (continued)

What does this mean for emerging markets? Political convulsions in Latin America are mostly for the better. Corrupted officials in Mexico's controlling PRI party are likely to be swept out of office. Temer is doing the unthinkable in Brazil via difficult constitutional reform. Chile's moderate middle is finally pushing back against the venal left. We are seeing signs of change elsewhere — in Korea where President Park's loopy inner circle was broken (lending to her sudden departure), and possibly, hopefully in South Africa where President Zuma's excesses are also drawing the public's angry eye. The internet and social media may be a more effective weapon against corruption and wealth seeking than traditional tools, such as police and judges.

The autocratic regimes, Russia, Turkey and now the Philippines, go from strength to strength. Strong leaders, like Putin and Erdogan, offer a semblance of certainty and glory to the humbled masses of Russia and Turkey. The interaction between these autocrats and surrounding countries will continue to be problematic. A Trump presidency — with a USA first policy — does not augur well for stability in the Middle East. Cynically, perhaps a more aggressive withdrawal of American might allow for some form of resolution.

However, we believe that the cycle will inevitably drive emerging markets. The cycle is turning, albeit slowly. The surge in oil, iron ore, copper and sundry other commodity prices in 2016 has been debated every painful step of the way. Supply/demand models are struggling with the apparent speculative demand out of China. Analysts refuse to acknowledge any shuttering of supply, despite evidence to the contrary. As global growth edges upward, the emerging markets universe will benefit as well. Inflation, the silky balm that allows the machinery of economics to function, is starting to emerge. Global markets are starkly divided. In the developed markets, we have the U.S. hiking interest rates (at a laughably slow pace) while the EU and Japan are caught in Zero Interest Rate Policy ("ZIRP"). In the emerging markets, a few economies have begun the hiking process. Ironically, the most cyclically sensitive economies, Brazil, Russia and South Africa, still have room to cut rates, notwithstanding being highly dependent on foreign capital flows.

Emerging market currencies appear cheap. Overall emerging market growth is accelerating faster than developed markets. In general, emerging markets are in a much sounder fundamental and financial footing than they have been in years and, in our opinion, can withstand additional strengthening of the U.S. dollar. We believe that that in the short term we could see the dollar continue to strengthen. However, longer-term it's not in the best interest of what President Trump is trying to accomplish, particularly from a trade perspective. Thus, we would expect measures to be taken to control further dollar depreciation, which would be positive for emerging markets.

17

The Victory RS International Funds (Unaudited)

Sophus Emerging Markets Small Cap Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class Y
INCEPTION DATE	1/31/14		1/31/14		1/31/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small Cap Index
One Year	0.62%	–5.16%	–2.30%	–3.28%	0.79%	2.28%
Three Year	N/A	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	–0.86%	–2.86%	–2.32%	–2.32%	–0.55%	N/A
Expense Ratios
Gross	2.36%		2.97%		1.93%
With Applicable Waivers	1.75%		2.50%		1.50%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Sophus Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets countries. "(Gross)" index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

The Victory RS International Funds (Unaudited)

Sophus China Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Chinese equities, as represented by the MSCI China Index (Net) (the "Index"), delivered a slight positive return for 2016 in a very challenging year.

•  The Sophus China Fund (the "Fund") returned -1.12% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 0.90%. Stock selection in the financials and industrials sectors detracted the most in the period. Stock selection in the consumer discretionary and IT sectors contributed the most to relative performance.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both fundamental analysis and quantitative screening in seeking to identify Chinese companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

Chinese shares closed the year with a muted gain of 0.90% in a very volatile period. China had a difficult start to 2016 with steep losses due to a weakening currency and economy. Further complicating matters was that the Chinese A-share market tripped their newly installed circuit breaker mechanism. To boost confidence, the government announced further stimulus measures at the annual National Party Congress meeting helping the market to recoup gains in March. The market was flat throughout most of second quarter as investors tried to determine how sustainable the stimulus-induced economic rebound would prove to be.

By the third quarter China began to print better economic data. In addition, fiscal support for the industrial, infrastructure and property space helped to drive the market higher, and led to a broad-based rally in the long lagging financial sector. Industrial material prices including steel and coal firmed after supply-side measures implemented by the government. During the fourth quarter, Chinese markets suffered from the general sell-off in the emerging markets, weakness in the currency and capital outflows. The U.S. presidential outcome and Fed decision to hike interest rates in the U.S. combined to push the U.S. dollar up 7.2% (DXY Index). President Trump's protectionist rhetoric and specific focus on Chinese trade created skittishness in the market.

Performance Update

The Fund returned -1.12% (Class A Shares at net asset value), for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 0.90%.

Portfolio Review

The Fund's performance relative to the Index was negatively impacted by stock selection in the financials and health care sectors, while positive selection in consumer discretionary,

19

The Victory RS International Funds (Unaudited)

Sophus China Fund (continued)

staples and utilities contributed the most to relative performance. Another one of the largest contributors to relative performance was an investment in China Maple Leaf Education. The company is principally engaged in the international school education businesses. The shares had very strong performance on continued strong financial results and strong growth both organically and through acquisitions. Valuations became quite high and concerns over Fiscal 2017 earnings growth helped cause a reversal in momentum and deterioration in rank. As a result we sold out of the Fund's position in 2016.

Another positive contributor was Kweichow Moutai, a well-known spirits manufacturer. Growth in the company's core rice spirit unit recovered supported by mass market and dining out consumption. The company has also been able to raise prices, which has helped margins.

Performance also benefited from an investment in Netease. The company is the second largest Chinese Internet gaming company, and has launched many new and popular PC games. During the year it successfully gained penetration into mobile gaming and launched several popular titles, driving the share price.

On the negative side, relative performance was hurt by an overweight in China Taiping, a medium-sized insurer. While growth in policy premium remained strong, the lower interest rate environment pressured the insurance sector due to lower investment returns and higher liability reserves. Competition also increased as smaller insurers aggressively lowered pricing.

Another negative contributor was 3SBio,a market leader in biologic and biosimilar in China. The company is involved in attractive segments including nephrology, oncology and auto-immune diseases. A withdrawal of applications for Ipterbin, a biosimilar to Herceptin, led to sharp drop in the shares. We sold out of the Fund's positions due to a lack of near-term catalysts and deteriorating fundamentals.

Outlook

Looking into 2017, what is certain is that there is plenty of uncertainty. A Trump administration in the U.S. brings policy uncertainties which, from the perspective of global growth, relate primarily to fiscal policies and the resulting impact on the dollar, and trade policy. A potential U.S. trade disruption will be key to watch as higher tariffs and other barriers could have a significant impact on China's trade surplus with the U.S. at time when liquidity is tightening and leverage is high. We expect Chinese authorities will continue to gradually depreciate the Chinese Yuan ("RMB") to relieve certain pressures, and use capital controls and reserves to control expectations. Adding to the level of uncertainty, and something we are closely watching, is China's leadership transition taking place at a time when China is emerging as a global economic powerhouse. The handling of domestic political issues as well as foreign policy, particularly with the U.S. and Western countries will be in the spotlight.

We remain positive on the economic side as growth remains steady and continues to enjoy tailwinds from earlier fiscal spending. Growth momentum remains positive and we're optimistic on margin expansion in certain cyclical and industrial areas. Valuations remain supportive and we believe the Shanghai-Hong Kong Stock Exchange Connect programs will attract flows from the mainland.

20

The Victory RS International Funds (Unaudited)

Sophus China Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11	5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI China Index (Gross)
One Year	–1.12%	–6.82%	–2.05%	–3.03%	–1.36%	–0.85%	0.90%
Three Year	0.39%	–1.57%	–0.45%	–0.45%	0.01%	0.69%	0.14%
Five Year	7.26%	5.99%	6.47%	6.47%	6.89%	7.59%	5.02%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	1.28%	0.22%	0.46%	0.46%	0.90%	1.61%	N/A
Expense Ratios
Gross	2.03%		2.76%		2.24%	1.74%
With Applicable Waivers	1.82%		2.57%		2.21%	1.49%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Sophus China Fund — Growth of $10,000

1The MSCI China Index is a free float-adjusted market-capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. "(Gross)" index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

Victory Portfolios RS International Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Fair Value(a)
Common Stocks (97.5%)
Australia (5.5%):
Financials (2.5%):
Westpac Banking Corp.	24,416	$573,020
Health Care (1.6%):
CSL Ltd.	4,984	360,367
Materials (0.8%):
BHP Billiton Ltd.	10,908	195,375
Real Estate (0.6%):
Scentre Group	40,380	135,143
		1,263,905
Belgium (2.1%):
Consumer Staples (0.7%):
Anheuser-Busch InBev SA/NV	1,589	168,162
Information Technology (1.4%):
Melexis NV	4,587	306,782
		474,944
China (0.5%):
Information Technology (0.5%):
Tencent Holdings Ltd.	5,000	121,242
Denmark (2.3%):
Consumer Discretionary (1.0%):
Pandora A/S	1,869	244,024
Consumer Staples (1.3%):
Royal Unibrew A/S	7,617	293,749
		537,773
France (8.1%):
Consumer Discretionary (1.3%):
Cie Generale des Etablissements Michelin	2,711	301,308
Energy (1.8%):
Total SA	8,253	423,253
Financials (2.4%):
AXA SA	9,276	233,803
Societe Generale S.A.	6,413	315,390
		549,193
Information Technology (1.0%):
Cap Gemini S.A.	2,680	225,755
Materials (1.6%):
Arkema S.A.	3,709	362,505
		1,862,014

See notes to financial statements.

22

Victory Portfolios RS International Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Germany (10.8%):
Consumer Discretionary (1.1%):
Daimler AG, Registered Shares	3,397	$252,074
Financials (1.4%):
Allianz SE	1,982	327,058
Health Care (2.2%):
Bayer AG	4,846	504,801
Industrials (2.7%):
Siemens AG	4,958	606,970
Information Technology (1.8%):
SAP SE	4,833	418,019
Materials (1.0%):
HeidelbergCement AG	2,389	222,336
Real Estate (0.6%):
Vonovia SE	4,481	145,465
		2,476,723
Hong Kong (2.2%):
Financials (1.0%):
AIA Group Ltd.	26,000	145,655
BOC Hong Kong Holdings Ltd.	24,500	87,263
		232,918
Real Estate (0.3%):
The Wharf Holdings Ltd.	11,000	72,868
Telecommunication Services (0.7%):
China Mobile Ltd.	14,000	147,612
Utilities (0.2%):
HK Electric Investments & HK Electric Investments Ltd.	48,500	39,986
		493,384
Ireland (1.6%):
Industrials (1.6%):
Experian PLC	18,468	357,511
Italy (3.0%):
Energy (1.0%):
Eni SpA	14,593	236,534
Health Care (1.0%):
Recordati SpA	8,284	234,676
Utilities (1.0%):
Enel SpA	50,902	223,718
		694,928
Japan (23.5%):
Consumer Discretionary (4.3%):
Nitori Holdings Co. Ltd.	1,800	205,253

See notes to financial statements.

23

Victory Portfolios RS International Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Toyota Motor Corp.	13,300	$779,858
		985,111
Consumer Staples (0.7%):
Matsumotokiyoshi Holdings Co. Ltd.	3,300	162,368
Financials (3.9%):
Daiwa Securities Group, Inc.	21,000	129,329
Mitsubishi UFJ Financial Group, Inc.	44,100	272,014
Mizuho Financial Group, Inc.	108,500	194,732
Tokio Marine Holdings, Inc.	7,200	294,828
		890,903
Health Care (2.0%):
Hoya Corp.	8,200	343,865
Rohto Pharmaceutical Co. Ltd.	7,980	125,184
		469,049
Industrials (5.9%):
Central Japan Railway Co.	1,000	164,211
Fuji Electric Co. Ltd.	58,000	299,533
Hitachi Construction Machinery Co. Ltd.	11,000	237,838
ITOCHU Corp.	28,800	381,383
Sanwa Holdings Corp.	28,300	269,195
		1,352,160
Information Technology (2.1%):
FUJIFILM Holdings Corp.	2,900	109,825
Murata Manufacturing Co. Ltd.	1,600	213,686
Oracle Corp. Japan	3,000	150,932
		474,443
Materials (1.1%):
DIC Corp.	8,600	260,659
Real Estate (0.5%):
Daito Trust Construction Co. Ltd.	800	120,286
Telecommunication Services (2.5%):
Nippon Telegraph & Telephone Corp.	4,700	197,873
SoftBank Group Corp.	5,600	370,622
		568,495
Utilities (0.5%):
Chubu Electric Power Co., Inc.	8,000	111,337
		5,394,811
Luxembourg (0.7%):
Materials (0.7%):
ArcelorMittal (b)	22,966	167,784
Netherlands (2.4%):
Financials (1.3%):
ING Groep NV	20,566	289,502

See notes to financial statements.

24

Victory Portfolios RS International Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Industrials (1.1%):
Wolters Kluwer NV	7,200	$260,381
		549,883
Singapore (1.2%):
Financials (1.2%):
DBS Group Holdings Ltd.	14,700	175,426
Singapore Exchange Ltd.	18,100	89,276
		264,702
Spain (1.5%):
Financials (1.5%):
Banco Santander S.A.	67,332	350,229
Sweden (4.9%):
Financials (1.4%):
Swedbank AB, A Shares	13,234	319,007
Industrials (3.5%):
Atlas Copco AB	17,196	467,721
Intrum Justitia AB	9,856	332,432
		800,153
		1,119,160
Switzerland (8.3%):
Consumer Staples (1.8%):
Nestle SA, Registered shares	5,721	409,959
Financials (2.1%):
Swiss Re AG	3,064	289,979
UBS Group AG, Registered Shares	11,942	186,774
		476,753
Health Care (3.3%):
Novartis AG	3,582	260,573
Roche Holding AG	2,236	509,852
		770,425
Industrials (1.1%):
Schindler Holding AG	1,437	253,149
		1,910,286
United Kingdom (19.6%):
Consumer Discretionary (0.9%):
Next PLC	3,233	198,297
Consumer Staples (4.6%):
British American Tobacco PLC	7,137	404,425
Diageo PLC	13,926	361,318
Unilever PLC	7,289	294,717
		1,060,460

See notes to financial statements.

25

Victory Portfolios RS International Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Energy (3.8%):
BP PLC	58,169	$364,276
Royal Dutch Shell PLC, Class A	18,641	514,472
		878,748
Financials (4.0%):
Barclays PLC	67,516	185,257
HSBC Holdings PLC	56,743	457,761
Prudential PLC	13,562	270,618
		913,636
Health Care (1.4%):
Smith & Nephew PLC	21,282	319,373
Industrials (0.9%):
RELX PLC	11,477	204,492
Materials (2.8%):
Croda International PLC	5,138	202,042
Rio Tinto PLC	11,760	448,898
		650,940
Real Estate (0.4%):
Land Securities Group PLC	7,534	98,959
Utilities (0.8%):
National Grid PLC	14,599	170,543
		4,495,448
Total Common Stocks (Cost $21,211,222)		22,534,727
Preferred Stocks (1.0%)
Japan (1.0%):
Consumer Staples (1.0%):
Ito En Ltd.	13,800	227,256
Total Preferred Stocks (Cost $221,881)		227,256
Exchange-Traded Funds (0.5%)
United States (0.5%):
SPDR Gold Shares	980	107,418
Total Exchange-Traded Funds (Cost $118,480)		107,418
Total Investments (Cost $21,551,583) — 99.7%		22,869,401
Other assets in excess of liabilities — 0.3%		62,903
NET ASSETS — 100.00%		$22,932,304

(a)  All securities, except those traded on exchanges in the United States (including ADRs), were fair valued at December 31, 2016.

(b)  Non-income producing security.

PLC — Public Liability Co.

See notes to financial statements.

26

Victory Portfolios RS Global Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Fair Value(a)
Common Stocks (99.2%)
Australia (1.9%):
Financials (0.7%):
Westpac Banking Corp.	9,201	$215,939
Health Care (0.8%):
CSL Ltd.	3,127	226,097
Materials (0.4%):
BHP Billiton Ltd.	6,218	111,371
		553,407
Belgium (0.8%):
Information Technology (0.8%):
Melexis NV	3,451	230,806
Canada (2.5%):
Energy (1.0%):
Canadian Natural Resources Ltd.	8,953	285,362
Financials (1.3%):
Sun Life Financial, Inc.	4,713	180,972
The Bank of Nova Scotia	3,642	202,813
		383,785
Materials (0.2%):
Kinross Gold Corp. (b)	16,660	51,997
		721,144
China (1.6%):
Financials (0.9%):
Industrial & Commercial Bank of China Ltd.	452,000	269,511
Information Technology (0.7%):
Tencent Holdings Ltd.	7,700	186,712
		456,223
Denmark (1.0%):
Consumer Discretionary (0.6%):
Pandora A/S	1,316	171,822
Financials (0.4%):
Danske Bank A/S	3,876	117,285
		289,107
France (4.0%):
Consumer Discretionary (1.0%):
Cie Generale des Etablissements Michelin	2,618	290,972
Energy (1.0%):
Total SA	6,014	308,426
Financials (1.0%):
BNP Paribas S.A.	4,449	283,084

See notes to financial statements.

27

Victory Portfolios RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Materials (1.0%):
Arkema S.A.	3,047	$297,804
		1,180,286
Germany (2.1%):
Consumer Discretionary (0.4%):
Daimler AG, Registered Shares	1,600	118,728
Financials (0.6%):
Hannover Rueck SE	1,754	189,453
Industrials (1.1%):
Siemens AG	2,527	309,361
		617,542
Hong Kong (2.0%):
Energy (0.9%):
CNOOC Ltd.	212,957	264,663
Financials (0.5%):
BOC Hong Kong Holdings Ltd.	39,000	138,908
Telecommunication Services (0.6%):
China Mobile Ltd.	17,500	184,515
		588,086
Ireland (0.9%):
Industrials (0.9%):
Eaton Corp. PLC	3,907	262,121
Italy (1.2%):
Health Care (0.4%):
Recordati SpA	4,047	114,647
Utilities (0.8%):
Enel SpA	52,123	229,084
		343,731
Japan (9.5%):
Consumer Discretionary (1.4%):
Toyota Motor Corp.	7,300	428,042
Financials (1.4%):
Daiwa Securities Group, Inc.	28,000	172,439
Resona Holdings, Inc.	45,596	233,710
		406,149
Health Care (1.8%):
As One Corp.	5,879	244,262
Hoya Corp.	6,600	276,770
		521,032
Industrials (1.6%):
Fuji Electric Co. Ltd.	50,000	258,218
Hitachi Construction Machinery Co. Ltd.	10,300	222,703
		480,921

See notes to financial statements.

28

Victory Portfolios RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Information Technology (0.7%):
Oracle Corp. Japan	4,100	$206,274
Materials (0.8%):
DIC Corp.	7,600	230,350
Real Estate (0.5%):
Daito Trust Construction Co. Ltd.	900	135,321
Telecommunication Services (1.3%):
Nippon Telegraph & Telephone Corp.	4,000	168,402
SoftBank Group Corp.	3,200	211,784
		380,186
		2,788,275
Korea, Republic Of (1.1%):
Consumer Staples (0.7%):
KT&G Corp.	2,374	198,618
Information Technology (0.4%):
Samsung Electronics Co. Ltd.	92	136,947
		335,565
Luxembourg (0.5%):
Materials (0.5%):
ArcelorMittal (b)	21,013	153,937
		153,937
Mexico (1.1%):
Consumer Staples (0.8%):
Gruma SAB de CV, Class B	17,567	223,300
Industrials (0.3%):
Promotora y Operadora de Infraestructura SAB de CV	12,695	105,988
		329,288
Netherlands (0.6%):
Industrials (0.6%):
Wolters Kluwer NV	4,613	166,824
Singapore (0.6%):
Financials (0.6%):
Singapore Exchange Ltd.	33,700	166,222
Spain (1.1%):
Financials (1.1%):
Banco Santander S.A.	63,207	328,773
Sweden (2.0%):
Financials (0.7%):
Swedbank AB, A Shares	8,505	205,014

See notes to financial statements.

29

Victory Portfolios RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Industrials (1.3%):
Atlas Copco AB	9,420	$256,218
Nolato AB	4,773	137,732
		393,950
		598,964
Switzerland (2.6%):
Consumer Staples (0.7%):
Nestle SA, Registered shares	2,565	183,805
Health Care (1.4%):
Roche Holding AG	1,827	416,592
Industrials (0.5%):
Schindler Holding AG	873	153,792
		754,189
Taiwan (1.8%):
Financials (1.1%):
Cathay Financial Holding Co. Ltd.	213,000	316,688
Telecommunication Services (0.7%):
Taiwan Mobile Co. Ltd.	68,000	218,941
		535,629
United Kingdom (6.8%):
Consumer Discretionary (0.8%):
Next PLC	3,758	230,499
Consumer Staples (2.8%):
British American Tobacco PLC	7,401	419,385
Unilever PLC	10,076	407,404
		826,789
Financials (1.3%):
Barclays PLC	49,134	134,818
HSBC Holdings PLC	30,711	247,754
		382,572
Materials (1.4%):
Croda International PLC	4,197	165,039
Rio Tinto PLC	6,405	244,489
		409,528
Utilities (0.5%):
Severn Trent PLC	4,937	134,900
		1,984,288
United States (53.5%):
Consumer Discretionary (7.1%):
Amazon.com, Inc. (b)	318	238,459
CBS Corp., Class B	4,790	304,740
McDonald's Corp.	3,330	405,328
Ross Stores, Inc.	5,962	391,107

See notes to financial statements.

30

Victory Portfolios RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
The TJX Cos, Inc.	5,658	$425,085
Twenty-First Century Fox, Inc.	11,633	326,189
		2,090,908
Consumer Staples (5.3%):
Colgate-Palmolive Co.	9,781	640,069
Dr Pepper Snapple Group, Inc.	3,362	304,833
PepsiCo, Inc.	5,896	616,898
		1,561,800
Energy (4.7%):
Devon Energy Corp.	5,949	271,691
Exxon Mobil Corp.	4,810	434,151
FMC Technologies, Inc. (b)	6,972	247,715
Marathon Oil Corp.	10,257	177,549
Phillips 66	2,735	236,331
		1,367,437
Financials (8.9%):
Bank of America Corp.	10,727	237,067
CME Group, Inc.	1,946	224,471
JPMorgan Chase & Co.	7,158	617,664
MetLife, Inc.	5,429	292,569
The Goldman Sachs Group, Inc.	1,872	448,250
The PNC Financial Services Group, Inc.	4,184	489,360
The Progressive Corp.	8,442	299,691
		2,609,072
Health Care (7.3%):
Aetna, Inc.	2,494	309,281
Amgen, Inc.	3,386	495,067
Celgene Corp. (b)	3,175	367,506
Eli Lilly & Co.	3,330	244,922
Johnson & Johnson	6,175	711,422
		2,128,198
Industrials (2.7%):
3M Co.	2,843	507,674
Honeywell International, Inc.	2,489	288,351
		796,025
Information Technology (11.3%):
Alphabet, Inc., Series C, Class C (b)	236	182,149
Apple, Inc.	6,046	700,248
Cisco Systems, Inc.	9,661	291,955
Facebook, Inc., Class A (b)	1,961	225,613
Mastercard, Inc., Class A	4,296	443,562
Microsoft Corp.	14,291	888,043
Texas Instruments, Inc.	8,004	584,052
		3,315,622
Materials (1.8%):
Quaker Chemical Corp.	2,267	290,040

See notes to financial statements.

31

Victory Portfolios RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Westlake Chemical Corp.	4,249	$237,902
		527,942
Real Estate (1.4%):
Simon Property Group, Inc.	2,324	412,905
Telecommunication Services (1.6%):
Verizon Communications, Inc.	8,805	470,011
Utilities (1.4%):
MGE Energy, Inc.	6,061	395,783
		15,675,703
Total Common Stocks (Cost $25,115,496)		29,060,110
Preferred Stocks (0.3%)
Brazil (0.3%):
Financials (0.3%):
Itau Unibanco Holding S.A.	7,910	82,080
Total Preferred Stocks (Cost $45,900)		82,080
Total Investments (Cost $25,161,396) — 99.5%		29,142,190
Other assets in excess of liabilities — 0.5%		135,870
NET ASSETS — 100.00%		$29,278,060

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Canada and Mexico were fair valued at December 31, 2016.

(b)  Non-income producing security.

PLC — Public Liability Co.

See notes to financial statements.

32

Victory Portfolios Sophus Emerging Markets Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Fair Value(a)
Common Stocks (96.9%)
Bermuda (0.6%):
Financials (0.6%):
Credicorp Ltd.	5,338	$842,657
Brazil (6.9%):
Consumer Discretionary (0.5%):
Estacio Participacoes S.A.	155,800	755,009
Consumer Staples (1.5%):
M Dias Branco S.A.	29,000	1,024,483
Sao Martinho SA	202,800	1,215,731
		2,240,214
Energy (1.8%):
Cosan Ltd.	166,443	1,249,987
Petroleo Brasileiro S.A., ADR (b)	144,434	1,460,228
		2,710,215
Financials (1.6%):
Banco Bradesco S.A., ADR	172,406	1,501,656
FPC Par Corretora de Seguros S.A.	229,200	948,495
		2,450,151
Industrials (0.7%):
EcoRodovias Infraestrutura e Logistica S.A.	389,900	986,008
Utilities (0.8%):
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	74,171	643,805
Energisa S.A.	110,640	631,601
		1,275,406
		10,417,003
Cayman Islands (0.4%):
Consumer Discretionary (0.4%):
Nexteer Automotive Group Ltd.	512,000	606,292
China (22.4%):
Consumer Discretionary (0.5%):
New Oriental Education & Technology Group, Inc., ADR (b)	19,788	833,075
Energy (1.8%):
China Petroleum & Chemical Corp., Class H	2,522,000	1,776,255
China Shenhua Energy Co. Ltd.	495,000	925,309
		2,701,564
Financials (7.2%):
Bank of China Ltd.	7,733,000	3,409,858
China Construction Bank Corp.	5,936,857	4,546,860
Ping An Insurance Group Co. of China Ltd.	573,500	2,849,343
		10,806,061

See notes to financial statements.

33

Victory Portfolios Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Industrials (2.2%):
China Communications Construction Co. Ltd.	1,108,000	$1,266,414
Weichai Power Co. Ltd.	1,315,000	2,016,707
		3,283,121
Information Technology (9.3%):
AAC Technologies Holdings, Inc.	109,000	986,692
Alibaba Group Holding Ltd., ADR (b)	57,519	5,050,744
Chinasoft International Ltd. (b)	1,796,000	839,604
NetEase, Inc., ADR	5,661	1,219,040
Tencent Holdings Ltd.	240,715	5,836,945
		13,933,025
Materials (0.7%):
Anhui Conch Cement Co. Ltd.	377,000	1,020,285
Utilities (0.7%):
China Resources Gas Group Ltd.	406,000	1,137,479
		33,714,610
Colombia (0.5%):
Financials (0.5%):
Banco Davivienda S.A.	67,655	676,212
Czech Republic (0.8%):
Financials (0.8%):
Moneta Money Bank AS (b)	387,797	1,251,266
Hong Kong (5.6%):
Consumer Discretionary (0.7%):
Galaxy Entertainment Group Ltd.	229,000	991,878
Consumer Staples (0.6%):
CP Pokphand Co. Ltd.	7,842,000	968,943
Energy (0.7%):
CNOOC Ltd.	893,000	1,109,820
Health Care (1.0%):
CSPC Pharmaceutical Group Ltd.	1,358,000	1,446,044
Materials (0.8%):
Nine Dragons Paper Holdings Ltd.	1,297,000	1,171,243
Telecommunication Services (1.8%):
China Mobile Ltd.	263,340	2,776,583
		8,464,511
India (8.6%):
Consumer Discretionary (1.4%):
Exide Industries Ltd.	291,734	772,102
Tata Motors Ltd., ADR	38,482	1,323,396
		2,095,498
Consumer Staples (0.8%):
ITC Ltd.	331,191	1,176,573

See notes to financial statements.

34

Victory Portfolios Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Energy (0.5%):
Oil & Natural Gas Corp. Ltd.	279,690	$786,343
Financials (1.8%):
HDFC Bank Ltd., ADR	16,886	1,024,643
Manappuram Finance Ltd.	958,479	944,992
Yes Bank Ltd.	47,457	805,144
		2,774,779
Industrials (0.8%):
IRB Infrastructure Developers Ltd.	429,346	1,236,699
Information Technology (1.1%):
HCL Technologies Ltd.	139,798	1,702,495
Materials (0.6%):
Hindustan Zinc Ltd.	228,628	854,861
Utilities (1.6%):
Mahanagar Gas Ltd.	103,147	1,193,024
Power Grid Corp. of India Ltd.	420,269	1,134,119
		2,327,143
		12,954,391
Indonesia (2.4%):
Consumer Staples (0.5%):
PT Indofood CBP Sukses Makmur TBK	1,267,700	804,811
Financials (1.1%):
PT Bank Rakyat Indonesia Persero TBK	1,824,700	1,576,313
Telecommunication Services (0.8%):
PT Telekomunikasi Indonesia Persero TBK	3,959,700	1,165,130
		3,546,254
Korea, Republic Of (14.9%):
Consumer Discretionary (1.2%):
Kia Motors Corp.	28,826	935,750
Mando Corp.	4,086	793,740
		1,729,490
Consumer Staples (0.6%):
GS Retail Co. Ltd.	22,678	893,452
Energy (0.8%):
SK Innovation Co. Ltd.	9,385	1,135,943
Financials (2.2%):
KB Financial Group, Inc.	45,740	1,616,695
Shinhan Financial Group Co. Ltd.	44,705	1,676,768
		3,293,463
Industrials (1.1%):
Hyundai Engineering & Construction Co. Ltd.	27,812	984,021
KCC Corp.	2,289	680,393
		1,664,414

See notes to financial statements.

35

Victory Portfolios Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Information Technology (6.9%):
DuzonBizon Co. Ltd.	32,538	$577,022
NAVER Corp.	1,962	1,256,629
Samsung Electronics Co. Ltd.	3,640	5,418,357
SFA Engineering Corp.	21,545	1,149,863
SK Hynix, Inc.	54,175	1,993,758
		10,395,629
Materials (1.7%):
POSCO, ADR	26,142	1,373,762
SK Materials Co. Ltd.	8,350	1,237,160
		2,610,922
Telecommunication Services (0.4%):
KT Corp., ADR	46,440	654,340
		22,377,653
Malaysia (1.4%):
Consumer Discretionary (0.8%):
Genting Malaysia BHD	1,187,400	1,210,890
Financials (0.6%):
Ammb Holdings BHD	978,300	938,745
		2,149,635
Mexico (2.1%):
Financials (1.0%):
Grupo Financiero Santander Mexico, Class B	693,800	998,098
Unifin Financiera, SAB de CV SOFOM ENR	232,700	577,213
		1,575,311
Materials (1.1%):
Cemex SAB de CV, ADR (b)	95,853	769,700
Grupo Mexico SAB de CV	314,600	854,607
		1,624,307
		3,199,618
Peru (0.4%):
Financials (0.4%):
Credicorp Ltd.	3,480	549,353
Philippines (0.8%):
Consumer Discretionary (0.5%):
Bloomberry Resorts Corp. (b)	6,203,400	767,711
Real Estate (0.3%):
Vista Land & Lifescapes, Inc.	4,884,900	485,491
		1,253,202
Russian Federation (7.0%):
Consumer Staples (0.9%):
X5 Retail Group NV, Registered Shares, GDR (b)	40,351	1,310,527

See notes to financial statements.

36

Victory Portfolios Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Energy (2.9%):
LUKOIL PJSC, ADR	43,622	$2,444,192
Rosneft PJSC, GDR	292,507	1,899,698
		4,343,890
Financials (1.0%):
Sberbank of Russia PJSC, ADR	130,488	1,503,911
Industrials (1.0%):
Aeroflot PJSC (b)	618,000	1,543,781
Materials (0.7%):
MMC Norilsk Nickel PJSC, ADR	66,209	1,120,256
Telecommunication Services (0.5%):
Mobile TeleSystems, ADR	83,759	763,044
		10,585,409
South Africa (5.8%):
Consumer Discretionary (2.8%):
Naspers Ltd.	20,302	2,966,093
Steinhoff International Holdings NV	231,478	1,200,710
		4,166,803
Energy (0.4%):
Exxaro Resources Ltd.	93,687	605,381
Financials (2.0%):
Barclays Africa Group Ltd.	124,133	1,524,760
Capitec Bank Holdings Ltd.	28,024	1,415,435
		2,940,195
Materials (0.6%):
Kumba Iron Ore Ltd. (b)	81,412	937,186
		8,649,565
Taiwan (12.6%):
Consumer Discretionary (1.1%):
Gourmet Master Co. Ltd.	77,700	590,220
Tong Yang Industry Co. Ltd.	513,000	1,007,103
		1,597,323
Consumer Staples (0.7%):
TCI Co. Ltd.	214,798	1,092,261
Financials (3.0%):
First Financial Holding Co. Ltd.	2,238,000	1,191,666
Fubon Financial Holding Co. Ltd.	1,121,000	1,767,305
Yuanta Financial Holding Co. Ltd.	4,261,000	1,580,398
		4,539,369
Information Technology (7.0%):
MediaTek, Inc.	231,000	1,543,443
Pegatron Corp.	400,000	951,731
Realtek Semiconductor Corp.	492,000	1,554,056

See notes to financial statements.

37

Victory Portfolios Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,154,998	$6,470,242
		10,519,472
Materials (0.8%):
Formosa Plastics Corp.	440,000	1,213,049
		18,961,474
Thailand (2.5%):
Energy (1.1%):
PTT PCL	159,700	1,653,690
Industrials (0.7%):
Unique Engineering & Construction PCL	1,879,600	1,037,419
Materials (0.7%):
The Siam Cement PCL	76,700	1,064,737
		3,755,846
Turkey (1.2%):
Financials (0.7%):
Turkiye Garanti Bankasi AS	514,312	1,110,121
Industrials (0.5%):
Tekfen Holding AS	363,336	665,711
		1,775,832
Total Common Stocks (Cost $126,870,739)		145,730,783
Preferred Stocks (3.0%)
Brazil (3.0%):
Financials (2.0%):
Itau Unibanco Holding S.A.	295,154	3,062,725
Industrials (0.4%):
Randon SA Implementos e Participacoes (b)	550,300	582,458
Materials (0.6%):
Suzano Papel e Celulose S.A., Class A	193,700	846,116
		4,491,299
Total Preferred Stocks (Cost $4,128,039)		4,491,299
Total Investments (Cost $130,998,778) — 99.9%		150,222,082
Other assets in excess of liabilities — 0.1%		81,659
NET ASSETS — 100.00%		$150,303,741

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Colombia and Mexico were fair valued at December 31, 2016.

(b)  Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depository Receipt

See notes to financial statements.

38

Victory Portfolios Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Fair Value(a)
Common Stocks (97.5%)
Brazil (5.5%):
Consumer Discretionary (1.2%):
Direcional Engenharia SA	78,400	$109,759
Estacio Participacoes S.A.	28,400	137,627
		247,386
Consumer Staples (0.9%):
Sao Martinho SA	30,000	179,842
Energy (1.2%):
Cosan Ltd.	31,473	236,362
Financials (0.8%):
FPC Par Corretora de Seguros S.A.	37,100	153,530
Industrials (0.9%):
EcoRodovias Infraestrutura e Logistica S.A.	71,100	179,803
Information Technology (0.5%):
Linx SA	17,700	94,348
		1,091,271
Cayman Islands (1.1%):
Consumer Discretionary (1.1%):
Nexteer Automotive Group Ltd.	184,000	217,886
China (8.9%):
Consumer Discretionary (1.9%):
Shenzhou International Group Holdings Ltd.	25,000	157,625
Tarena International, Inc., ADR	14,948	224,070
		381,695
Health Care (0.7%):
Livzon Pharmaceutical Group, Inc.	23,600	137,681
Industrials (2.7%):
Greentown Service Group Co. Ltd. (b)	496,000	167,455
Lonking Holdings Ltd.	952,000	202,751
Qingdao Port International Co., Class H	335,000	158,880
		529,086
Information Technology (1.8%):
Chinasoft International Ltd. (b)	424,000	198,214
Kingdee International Software Group Co. Ltd. (b)	416,000	155,851
		354,065
Real Estate (0.9%):
Beijing Capital Land Ltd.	478,000	178,845
Utilities (0.9%):
China Resources Gas Group Ltd.	64,000	179,307
		1,760,679

See notes to financial statements.

39

Victory Portfolios Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Colombia (0.8%):
Financials (0.8%):
Banco Davivienda S.A.	14,877	$148,696
Czech Republic (0.7%):
Financials (0.7%):
Moneta Money Bank AS (b)	39,944	128,883
Hong Kong (9.4%):
Consumer Discretionary (1.8%):
Man Wah Holdings Ltd.	156,000	105,340
Melco International Development Ltd.	87,000	117,583
Pou Sheng International Holdings Ltd.	488,000	139,933
		362,856
Consumer Staples (0.9%):
CP Pokphand Co. Ltd.	1,468,000	181,383
Health Care (1.9%):
Dawnrays Pharmaceutical Holdings Ltd.	332,000	199,002
Lee's Pharmaceutical Holdings	223,500	180,449
		379,451
Information Technology (1.7%):
Tongda Group Holdings Ltd.	560,000	143,783
Truly International Holdings Ltd.	500,000	193,902
		337,685
Materials (2.1%):
China Resources Cement Holdings Ltd.	520,000	201,074
Lee & Man Paper Manufacturing Ltd.	267,000	205,891
		406,965
Real Estate (1.0%):
K Wah International Holdings Ltd.	420,000	194,171
		1,862,511
India (11.3%):
Consumer Discretionary (1.7%):
Exide Industries Ltd.	55,094	145,812
Raymond Ltd.	26,718	194,077
		339,889
Consumer Staples (0.5%):
Parag Milk Foods Ltd. (b)	27,896	106,687
Financials (2.3%):
Dewan Housing Finance Corp. Ltd.	54,083	193,001
Manappuram Finance Ltd.	165,236	162,911
Yes Bank Ltd.	5,940	100,777
		456,689
Health Care (0.9%):
Jubilant Life Sciences Ltd.	19,857	184,375

See notes to financial statements.

40

Victory Portfolios Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Industrials (1.1%):
IRB Infrastructure Developers Ltd.	76,685	$220,885
Information Technology (0.8%):
TAKE Solutions Ltd.	74,762	148,404
Materials (1.8%):
MOIL Ltd.	27,290	144,298
UPL Ltd.	22,347	212,485
		356,783
Utilities (2.2%):
CESC Ltd.	26,043	244,604
Mahanagar Gas Ltd.	16,581	191,780
		436,384
		2,250,096
Indonesia (4.4%):
Consumer Discretionary (0.8%):
PT Sri Rejeki Isman TBK	9,121,800	155,440
Consumer Staples (1.0%):
PT Perusahaan Perkebunan London Sumatra Indonesia TBK	1,633,600	210,334
Energy (1.0%):
PT Indo Tambangraya Megah TBK	164,500	205,205
Financials (0.6%):
PT Bank Tabungan Negara Persero TBK	909,700	117,112
Real Estate (1.0%):
PT Puradelta Lestari TBK	11,367,200	193,573
		881,664
Korea, Republic Of (16.4%):
Consumer Discretionary (1.6%):
Mando Corp.	1,007	195,618
Woongjin Thinkbig Co. Ltd. (b)	15,618	119,922
		315,540
Consumer Staples (0.9%):
GS Retail Co. Ltd.	4,526	178,312
Financials (2.2%):
DGB Financial Group, Inc.	25,469	205,830
KIWOOM Securities Co. Ltd.	3,860	229,634
		435,464
Health Care (3.4%):
Daewon Pharmaceutical Co. Ltd.	10,543	170,878
Huvitz Co. Ltd.	14,267	160,899
Interojo Co. Ltd.	6,562	206,462
Rayence Co. Ltd.	9,084	128,727
		666,966

See notes to financial statements.

41

Victory Portfolios Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Industrials (1.6%):
Hyundai Engineering & Construction Co. Ltd.	5,562	$196,790
Kyung Dong Navien Co. Ltd.	3,171	112,887
		309,677
Information Technology (3.9%):
AfreecaTV Co. Ltd.	7,516	152,968
DuzonBizon Co. Ltd.	11,635	206,333
SFA Engineering Corp.	4,123	220,046
Viatron Technologies, Inc.	8,507	178,078
		757,425
Materials (2.8%):
Hansol Paper Co. Ltd.	9,352	152,514
Korea Petrochemical Ind Co. Ltd.	647	147,276
SK Materials Co. Ltd.	1,804	267,286
		567,076
		3,230,460
Malaysia (2.6%):
Consumer Discretionary (1.0%):
Genting Malaysia BHD	193,900	197,736
Financials (0.7%):
Ammb Holdings BHD	148,500	142,496
Industrials (0.9%):
Tiong NAM Logistics Holdings	499,600	176,901
		517,133
Mexico (0.8%):
Financials (0.8%):
Unifin Financiera, SAB de CV SOFOM ENR	67,500	167,434
Peru (1.1%):
Consumer Staples (1.1%):
Alicorp SAA	99,380	216,237
Philippines (3.2%):
Consumer Discretionary (1.1%):
Bloomberry Resorts Corp. (b)	1,722,400	213,158
Financials (0.5%):
East West Banking Corp.	260,100	96,985
Real Estate (1.0%):
Vista Land & Lifescapes, Inc.	2,048,000	203,543
Utilities (0.6%):
First Gen Corp.	286,300	126,675
		640,361

See notes to financial statements.

42

Victory Portfolios Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Poland (0.5%):
Industrials (0.5%):
Budimex SA	2,288	$108,216
Russian Federation (1.4%):
Industrials (1.4%):
Aeroflot PJSC (b)	109,000	272,285
Singapore (1.6%):
Consumer Discretionary (0.8%):
Duty Free International Ltd.	626,100	159,826
Information Technology (0.8%):
IGG, Inc.	222,000	148,748
		308,574
South Africa (4.9%):
Energy (1.0%):
Exxaro Resources Ltd.	28,456	183,875
Financials (0.7%):
Capitec Bank Holdings Ltd.	2,826	142,735
Industrials (1.9%):
KAP Industrial Holdings Ltd.	364,463	198,528
Materials (2.3%):
African Rainbow Minerals Ltd.	18,478	131,593
Kumba Iron Ore Ltd. (b)	13,587	156,409
Sappi Ltd. (b)	25,033	163,424
		451,426
		976,564
Taiwan (16.2%):
Consumer Discretionary (2.6%):
Gourmet Master Co. Ltd.	23,100	175,471
Hota Industrial Manufacturing Co. Ltd.	41,000	157,968
Tong Yang Industry Co. Ltd.	93,000	182,574
		516,013
Consumer Staples (1.1%):
TCI Co. Ltd.	41,436	210,704
Financials (1.7%):
China Life Insurance Co. Ltd.	133,000	131,519
King's Town Bank Co. Ltd.	245,000	213,089
		344,608
Industrials (1.5%):
Kerry TJ Logistics Co. Ltd.	124,000	171,656
Sinmag Equipment Corp.	31,066	136,365
		308,021
Information Technology (7.3%):
ASPEED Technology, Inc.	13,121	190,939

See notes to financial statements.

43

Victory Portfolios Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Chin-Poon Industrial Co. Ltd.	116,000	$217,681
Chroma ATE, Inc.	92,000	214,628
Ennoconn Corp.	14,000	177,604
Merry Electronics Co. Ltd.	39,000	145,592
Powertech Technology, Inc.	58,000	155,662
Realtek Semiconductor Corp.	59,000	186,360
Sinbon Electronics Co. Ltd.	72,099	156,857
		1,445,323
Materials (2.0%):
Grand Pacific Petrochemical	227,000	147,352
YC INOX Co. Ltd.	298,900	249,807
		397,159
		3,221,828
Thailand (3.7%):
Consumer Staples (1.0%):
GFPT PCL	249,200	102,119
Thai Union Group PCL	171,100	100,214
		202,333
Energy (0.9%):
The Bangchak Petroleum PCL	198,400	185,210
Health Care (1.1%):
Chularat Hospital PCL, Class F	2,634,400	210,070
Industrials (0.7%):
Unique Engineering & Construction PCL	257,000	141,847
		739,460
Turkey (2.1%):
Consumer Discretionary (0.8%):
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (b)	106,185	158,366
Industrials (0.7%):
Tekfen Holding AS	74,165	135,886
Information Technology (0.6%):
Logo Yazilim Sanayi Ve Ticaret AS (b)	7,756	119,596
		413,848
United Arab Emirates (0.9%):
Real Estate (0.9%):
Aldar Properties PJSC	247,919	177,071
Total Common Stocks (Cost $18,797,889)		19,331,157
Preferred Stocks (1.1%)
Brazil (1.1%):
Industrials (0.4%):
Randon SA Implementos e Participacoes (b)	82,700	87,533

See notes to financial statements.

44

Victory Portfolios Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Materials (0.7%):
Suzano Papel e Celulose S.A., Class A	30,100	$131,482
		219,015
Total Preferred Stocks (Cost $249,326)		219,015
Total Investments (Cost $19,047,215) — 98.6%		19,550,172
Other assets in excess of liabilities — 1.4%		286,773
NET ASSETS — 100.00%		$19,836,945

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Colombia, Mexico and Peru were fair valued at December 31, 2016.

(b)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

45

Victory Portfolios Sophus China Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Fair Value(a)
Common Stocks (98.5%)
Cayman Islands (0.6%):
Consumer Discretionary (0.6%):
Nexteer Automotive Group Ltd.	84,000	$99,470
China (71.1%):
Consumer Discretionary (2.7%):
New Oriental Education & Technology Group, Inc., ADR (b)	5,432	228,687
Shenzhou International Group Holdings Ltd.	31,000	195,455
		424,142
Consumer Staples (1.3%):
Kweichow Moutai Co. Ltd., Class A	4,347	208,821
Energy (4.6%):
China Petroleum & Chemical Corp., Class H	779,200	548,794
China Shenhua Energy Co. Ltd.	98,000	183,192
		731,986
Financials (24.4%):
Bank of China Ltd.	1,348,000	594,399
China CITIC Bank Corp. Ltd.	503,000	318,308
China Construction Bank Corp.	1,152,000	882,282
China Merchants Bank Co. Ltd.	223,500	521,261
Industrial & Commercial Bank of China Ltd.	1,023,000	609,977
PICC Property & Casualty Co. Ltd., Class H	148,000	228,919
Ping An Insurance Group Co. of China Ltd.	144,500	717,925
		3,873,071
Health Care (0.9%):
Sinopharm Group Co. Ltd.	37,200	152,466
Industrials (5.9%):
China Communications Construction Co. Ltd.	219,000	250,311
Greentown Service Group Co. Ltd. (b)	412,000	139,096
Lonking Holdings Ltd.	765,000	162,925
Scud Group Ltd. (b)(c)	1,650,000	65,965
Weichai Power Co. Ltd.	205,000	314,392
		932,689
Information Technology (28.7%):
AAC Technologies Holdings, Inc.	43,500	393,772
Alibaba Group Holding Ltd., ADR (b)	16,969	1,490,048
Baidu, Inc., ADR (b)	1,508	247,930
Chinasoft International Ltd. (b)	290,000	135,571
Kingdee International Software Group Co. Ltd. (b)	396,000	148,358
NetEase, Inc., ADR	1,992	428,957
Tencent Holdings Ltd.	64,855	1,572,628
Weibo Corp., ADR (b)(d)	3,357	136,294
		4,553,558
See notes to financial statements.

46

Victory Portfolios Sophus China Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Materials (0.6%):
Sinopec Shanghai Petrochemical Co. Ltd.	192,000	$103,639
Utilities (2.0%):
China Resources Gas Group Ltd.	80,000	224,134
Tianjin Development Holdings Ltd.	172,000	89,980
		314,114
		11,294,486
Hong Kong (22.3%):
Consumer Discretionary (3.3%):
Galaxy Entertainment Group Ltd.	57,000	246,887
Melco International Development Ltd.	68,000	91,904
Pou Sheng International Holdings Ltd.	664,000	190,401
		529,192
Consumer Staples (1.3%):
CP Pokphand Co. Ltd.	1,700,000	210,049
Energy (3.5%):
CNOOC Ltd.	442,000	549,317
Financials (1.0%):
China Taiping Insurance Holdings Co. Ltd. (b)	75,838	155,485
Health Care (2.0%):
CSPC Pharmaceutical Group Ltd.	302,000	321,580
Information Technology (1.6%):
Tongda Group Holdings Ltd.	970,000	249,052
Materials (2.0%):
China Resources Cement Holdings Ltd.	250,000	96,670
Nine Dragons Paper Holdings Ltd.	245,000	221,245
		317,915
Real Estate (2.0%):
China Overseas Land & Investment Ltd., Class H	38,000	99,989
China Resources Land Ltd.	100,000	223,778
		323,767
Telecommunication Services (5.6%):
China Mobile Ltd.	84,000	885,673
		3,542,030
Singapore (1.0%):
Information Technology (1.0%):
IGG, Inc.	232,000	155,448
Taiwan (3.5%):
Consumer Discretionary (2.4%):
Gourmet Master Co. Ltd.	16,800	127,615
Hota Industrial Manufacturing Co. Ltd.	29,000	111,733
Tong Yang Industry Co. Ltd.	69,000	135,458
		374,806

See notes to financial statements.

47

Victory Portfolios Sophus China Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares or Principal Amount	Fair Value(a)
Consumer Staples (1.1%):
TCI Co. Ltd.	34,914	$177,540
		552,346
Total Common Stocks (Cost $13,761,525)		15,643,780
Exchange-Traded Funds (0.7%)
United States (0.7%)
iShares MSCI China ETF	2,741	119,864
Total Exchange-Traded Funds (Cost $122,999)		119,864
Collateral for Securities Loaned (0.9%)
United States (0.9%):
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (e)	$59,724	59,724
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (e)	78,876	78,876
Total Collateral for Securities Loaned (Cost $138,600)		138,600
Total Investments (Cost $14,023,124) — 100.1%		15,902,244
Liabilities in excess of other assets — (0.1)%		(17,650)
NET ASSETS — 100.00%		$15,884,594

(a)  All securities, except those traded on exchanges in the United States (including ADRs) were fair valued at December 31, 2016.

(b)  Non-income producing security.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.4% of the Fund's net assets at December 31, 2016.

(d)  All or a portion of this security is on loan.

(e)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

48

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	RS International Fund	RS Global Fund	Sophus Emerging Markets Fund
ASSETS:
Investments, at value (Cost $21,551,583, $25,161,396 and $130,998,778)	$22,869,401	$29,142,190	$150,222,082
Foreign currency, at value (Cost $6,857, $1,347 and $854,917)	7,213	1,936	879,377
Cash and cash equivalents	168,407	138,920	193,195
Interest and dividends receivable	21,480	34,009	731,685
Receivable for capital shares issued	12,867	4,103	163,208
Receivable for investments sold	106,575	124,328	678,873
Reclaims receivable	85,408	38,614	6,223
Receivable from Adviser	8,911	3,403	42,481
Prepaid expenses	32,069	28,483	69,778
Total Assets	23,312,331	29,515,986	152,986,902
LIABILITIES:
Payable for investments purchased	49,377	95,669	—
Payable for capital shares redeemed	260,612	63,800	2,351,930
Payable to Adviser	—	7,940	—
Foreign tax payable	—	—	26,715
Accrued expenses and other payables:
Investment advisory fees	15,800	20,515	129,961
Administration fees	2,210	2,900	12,187
Custodian fees	26,762	27,674	64,696
Transfer agent fees	16,020	10,812	62,622
Trustees' fees	18	27	127
12b-1 fees	2,874	3,103	15,731
Other accrued expenses	6,354	5,486	19,192
Total Liabilities	380,027	237,926	2,683,161
NET ASSETS:
Capital	24,483,868	25,253,862	152,716,763
Accumulated net investment income	403,806	—	476,497
Accumulated net realized gains (losses) from investments	(3,259,792)	47,884	(22,108,640)
Net unrealized appreciation on investments	1,304,422	3,976,314	19,219,121
Net Assets	$22,932,304	$29,278,060	$150,303,741
Net Assets
Class A Shares	$16,798,832	$5,366,174	$61,766,756
Class C Shares	1,228,331	1,269,572	12,272,789
Class R Shares	2,279,413	9,212,505	15,922,647
Class R6 Shares	—	—	64,172
Class Y Shares	2,625,728	13,429,809	60,277,377
Total	$22,932,304	$29,278,060	$150,303,741
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,706,976	480,822	3,866,325
Class C Shares	169,282	115,971	1,008,694
Class R Shares	247,065	676,474	1,059,279
Class R6 Shares	—	—	3,972
Class Y Shares	270,958	1,216,750	3,755,514
Total	2,394,281	2,490,017	9,693,784
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.84	$11.16	$15.98
Class C Shares (a)	$7.26	$10.95	$12.17
Class R Shares	$9.23	$13.62	$15.03
Class R6 Shares	$—	$—	$16.16
Class Y Shares	$9.69	$11.04	$16.05
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.44	$11.84	$16.95

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

49

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	Sophus Emerging Markets Small Cap Fund	Sophus China Fund
ASSETS:
Investments, at value (Cost $19,047,215 and $14,023,124)	$19,550,172	$15,902,244 (a)
Foreign currency, at value (Cost $206,251 and $—)	203,878	—
Cash and cash equivalents	—	113,286
Interest and dividends receivable	45,651	3,968
Receivable for investments sold	146,201	49,629
Reclaims receivable	286	—
Receivable from Adviser	2,007	2,849
Prepaid expenses	30,817	22,171
Total Assets	19,979,012	16,094,147
LIABILITIES:
Collateral for securities loaned	—	138,600
Payable to custodian	70,913	—
Payable for capital shares redeemed	—	10,840
Payable to Adviser	—	830
Foreign tax payable	12,709	—
Accrued expenses and other payables:
Investment advisory fees	21,141	15,220
Administration fees	1,864	1,855
Custodian fees	28,269	22,731
Transfer agent fees	887	7,479
Trustees' fees	16	23
12b-1 fees	287	1,445
Other accrued expenses	5,981	10,530
Total Liabilities	142,067	209,553
NET ASSETS:
Capital	20,390,710	15,186,705
Accumulated net investment loss	(42,039)	(804)
Accumulated net realized losses from investments	(999,291)	(1,180,427)
Net unrealized appreciation on investments	487,565	1,879,120
Net Assets	$19,836,945	$15,884,594
Net Assets
Class A Shares	$2,552,069	$9,540,263
Class C Shares	23,534	60,887
Class R Shares	—	1,705,063
Class Y Shares	17,261,342	4,578,381
Total	$19,836,945	$15,884,594
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	261,878	946,290
Class C Shares	2,519	6,057
Class R Shares	—	168,369
Class Y Shares	1,770,165	453,578
Total	2,034,562	1,574,294
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.75	$10.08
Class C Shares (b)	$9.34	$10.05
Class R Shares	$—	$10.13
Class Y Shares	$9.75	$10.09
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.34	$10.69

(a)  Includes $133,980 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

50

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	RS International Fund	RS Global Fund	Sophus Emerging Markets Fund
Investment Income:
Dividend income	$843,454	$906,733	$4,963,034
Interest income	47	52	112
Securities lending income	396	244	—
Foreign tax withholding	(79,476)	(52,281)	(542,045)
Total Income	764,421	854,748	4,421,101
Expenses:
Investment advisory fees	200,257	278,373	1,821,454
Administration fees	6,130	7,906	32,141
12b-1 fees — Class A Shares	44,301	25,626	171,763
12b-1 fees — Class C Shares	15,008	48,963	141,032
12b-1 fees — Class R Shares	14,607	27,268	104,600
Custodian fees	64,730	60,100	152,135
Transfer agent fees	55,519	31,779	262,821
Transfer agent fees — Class A Shares	8,468	3,813	20,763
Transfer agent fees — Class C Shares	1,764	1,587	5,445
Transfer agent fees — Class R Shares	1,290	451	1,594
Transfer agent fees — Class R6 Shares (a)	—	—	2
Transfer agent fees — Class Y Shares	2,014	1,968	20,394
Trustees' fees	1,906	2,563	15,359
State registration and filing fees	56,612	56,873	62,758
Other expenses	35,574	34,213	143,650
Total Expenses	508,180	581,483	2,955,914
Expenses waived/reimbursed by Adviser	(144,888)	(91,564)	(66,958)
Net Expenses	363,292	489,919	2,888,956
Net Investment Income	401,129	364,829	1,532,145
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from securities transactions and foreign currency translations	(1,495,575)	3,038,105	(5,124,249)
Foreign taxes on realized gains	—	(17,575)	(166,248)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,235,889	(692,787)	24,080,026
Net change in unrealized appreciation/depreciation on foreign taxes	—	—	(4,743)
Net realized/unrealized gains/losses on investments	(259,686)	2,327,743	18,784,786
Change in net assets resulting from operations	$141,443	$2,692,572	$20,316,931

(a)  Sophus Emerging Markets Fund Class R6 Shares commenced operations on November 15, 2016.

See notes to financial statements.

51

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	Sophus Emerging Markets Small Cap Fund	Sophus China Fund
Investment Income:
Dividend income	$549,207	$510,197
Interest income	—	59
Securities lending income	140	49
Foreign tax withholding	(62,211)	(40,521)
Total Income	487,136	469,784
Expenses:
Investment advisory fees	283,921	222,891
Administration fees	5,097	5,240
12b-1 fees — Class A Shares	10,072	23,754
12b-1 fees — Class C Shares	14,737	24,691
12b-1 fees — Class R Shares	—	18,607
Custodian fees	62,465	51,433
Transfer agent fees	9,661	17,572
Transfer agent fees — Class A Shares	505	1,667
Transfer agent fees — Class C Shares	328	1,300
Transfer agent fees — Class R Shares	—	370
Transfer agent fees — Class Y Shares	1,059	1,135
Trustees' fees	1,762	1,718
Audit fees	28,410	13,562
State registration and filing fees	46,437	55,327
Other expenses	12,262	11,724
Total Expenses	478,746	450,991
Expenses waived/reimbursed by Adviser	(114,360)	(85,605)
Net Expenses	364,386	365,386
Net Investment Income	122,750	104,398
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions and foreign currency translations	320,691	242,210
Foreign taxes on realized gains	(52,249)	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,374	(438,224)
Net change in unrealized appreciation/depreciation on foreign taxes	2,502	—
Net realized/unrealized gains/losses on investments	272,318	(196,014)
Change in net assets resulting from operations	$395,068	$(91,616)

See notes to financial statements.

52

Victory Portfolios	Statements of Changes in Net Assets
	RS International Fund		RS Global Fund		Sophus Emerging Markets Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$401,129	$442,729	$364,829	$353,941	$1,532,145	$1,660,441
Net realized gains/losses from investment transactions	(1,495,575)	(618,201)	3,020,530	1,190,830	(5,290,497)	(11,300,983)
Net change in unrealized appreciation/ depreciation on investments	1,235,889	530,358	(692,787)	(185,493)	24,075,283	(22,488,832)
Change in net assets resulting from operations	141,443	354,886	2,692,572	1,359,278	20,316,931	(32,129,374)
Distributions to Shareholders:
From net investment income:
Class A Shares	(292,751)	(299,475)	(11,621)	(125,840)	(586,014)	—
Class C Shares	(21,335)	(20,939)	—	(12,363)	(106,902)	—
Class R Shares	(33,544)	(34,159)	(151,265)	(25,309)	(153,131)	—
Class R6 Shares (a)	—	—	—	—	(150)	—
Class Y Shares	(54,523)	(66,368)	(275,311)	(175,499)	(551,090)	(171,638)
From net realized gains:
Class A Shares	—	(396)	(525,864)	(365,603)	—	(2,043,682)
Class C Shares	—	(53)	(121,731)	(201,117)	—	(526,824)
Class R Shares	—	(63)	(694,498)	(144,440)	—	(526,612)
Class Y Shares	—	(79)	(1,388,287)	(417,705)	—	(2,559,561)
Change in net assets resulting from distributions to shareholders	(402,153)	(421,532)	(3,168,577)	(1,467,876)	(1,397,287)	(5,828,317)
Change in net assets resulting from capital transactions	(5,138,726)	(4,367,398)	(12,606,171)	2,309,834	(76,210,715)	(48,521,311)
Capital Contribution from Prior Custodian, Net (See Note 7)	335,854	—	—	—	380,283	—
Change in net assets	(5,063,582)	(4,434,044)	(13,082,176)	2,201,236	(56,910,788)	(86,479,002)
Net Assets:
Beginning of period	27,995,886	32,429,930	42,360,236	40,159,000	207,214,529	293,693,531
End of period	$22,932,304	$27,995,886	$29,278,060	$42,360,236	$150,303,741	$207,214,529
Accumulated net investment income loss	$403,806	$(37,004)	$—	$(33,921)	$476,497	$(5,848)

(a)  Sophus Emerging Markets Fund Class R6 Shares commenced operations on November 15, 2016.

See notes to financial statements.

53

Victory Portfolios	Statements of Changes in Net Assets
	RS International Fund		RS Global Fund		Sophus Emerging Markets Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,021,275	$2,771,429	$1,016,372	$4,168,195	$9,167,757	$17,947,885
Distributions reinvested	285,127	294,492	245,055	164,630	573,265	1,979,629
Cost of shares redeemed	(3,999,459)	(5,954,827)	(9,983,055)	(3,471,429)	(29,070,863)	(54,140,638)
Total Class A Shares	$(2,693,057)	$(2,888,906)	$(8,721,628)	$861,396	$(19,329,841)	$(34,213,124)
Class C Shares
Proceeds from shares issued	$132,814	$563,800	$316,333	$1,483,903	$620,893	$3,078,135
Distributions reinvested	20,093	19,204	111,720	59,174	100,767	495,486
Cost of shares redeemed	(871,073)	(1,018,646)	(6,790,796)	(645,696)	(5,286,022)	(6,696,053)
Total Class C Shares	$(718,166)	$(435,642)	$(6,362,743)	$897,381	$(4,564,362)	$(3,122,432)
Class R Shares
Proceeds from shares issued	$353,330	$509,769	$9,208,983	$6,980	$2,539,121	$4,652,267
Distributions reinvested	33,544	34,221	845,763	182	152,629	525,041
Cost of shares redeemed	(825,699)	(1,237,508)	(5,782,093)	(14,435)	(6,533,442)	(7,268,526)
Total Class R Shares	$(438,825)	$(693,518)	$4,272,653	$(7,273)	$(3,841,692)	$(2,091,218)
Class R6 Shares (a)
Proceeds from shares issued	$—	$—	$—	$—	$63,039	$—
Distributions reinvested	—	—	—	—	150	—
Total Class R6 Shares	$—	$—	$—	$—	$63,189	$—
Class Y Shares
Proceeds from shares issued	$397,737	$1,378,654	$1,154,510	$4,622,402	$13,563,161	$31,655,259
Distributions reinvested	52,494	64,729	306,127	152,288	458,581	2,468,271
Cost of shares redeemed	(1,738,909)	(1,792,715)	(3,255,090)	(4,216,360)	(62,559,751)	(43,218,067)
Total Class Y Shares	$(1,288,678)	$(349,332)	$(1,794,453)	$558,330	$(48,538,009)	$(9,094,537)
Change in net assets resulting from capital transactions	$(5,138,726)	$(4,367,398)	$(12,606,171)	$2,309,834	$(76,210,715)	$(48,521,311)

(a)  Sophus Emerging Markets Fund Class R6 Shares commenced operations on November 15, 2016.

(continues on next page)

See notes to financial statements.

54

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	RS International Fund		RS Global Fund		Sophus Emerging Markets Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Share Transactions:
Class A Shares
Issued	105,078	264,635	86,437	345,846	598,206	1,034,652
Reinvested	29,184	30,391	21,958	14,266	36,283	135,591
Redeemed	(413,048)	(578,611)	(826,430)	(286,975)	(1,895,589)	(3,229,052)
Total Class A Shares	(278,786)	(283,585)	(718,035)	73,137	(1,261,100)	(2,058,809)
Class C Shares
Issued	18,586	73,861	27,330	123,121	56,554	229,972
Reinvested	2,787	2,667	10,203	5,190	8,376	44,240
Redeemed	(123,202)	(134,108)	(566,653)	(55,070)	(404,487)	(521,046)
Total Class C Shares	(101,829)	(57,580)	(529,120)	73,241	(339,557)	(246,834)
Class R Shares
Issued	39,521	53,145	626,487	565	176,194	295,337
Reinvested	3,662	3,765	62,097	16	10,264	38,157
Redeemed	(91,134)	(129,040)	(469,801)	(1,165)	(482,279)	(458,274)
Total Class R Shares	(47,951)	(72,130)	218,783	(584)	(295,821)	(124,780)
Class R6 Shares (a)
Issued	—	—	—	—	3,963	—
Reinvested	—	—	—	—	9	—
Total Class R6 Shares	—	—	—	—	3,972	—
Class Y Shares
Issued	42,702	138,963	97,343	376,882	889,495	1,917,761
Reinvested	5,457	6,792	27,729	13,163	28,896	168,944
Redeemed	(183,061)	(175,121)	(277,103)	(344,473)	(3,915,211)	(2,554,979)
Total Class Y Shares	(134,902)	(29,366)	(152,031)	45,572	(2,996,820)	(468,274)
Change in Shares	(563,468)	(442,661)	(1,180,403)	191,366	(4,889,326)	(2,898,697)

(a)  Sophus Emerging Markets Fund Class R6 Shares commenced operations on November 15, 2016.

See notes to financial statements.

55

Victory Portfolios	Statements of Changes in Net Assets
	Sophus Emerging Markets Small Cap Fund		Sophus China Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$122,750	$90,064	$104,398	$156,689
Net realized gains/losses from investment transactions	268,442	(1,129,640)	242,210	240,876
Net change in unrealized appreciation/depreciation on investments	3,876	(447,964)	(438,224)	(1,625,589)
Change in net assets resulting from operations	395,068	(1,487,540)	(91,616)	(1,228,024)
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(86,655)	(140,653)
Class C Shares	—	—	—	(25,904)
Class R Shares	—	—	—	(42,494)
Class Y Shares	(117,686)	—	(44,966)	(115,156)
From return of capital:
Class A Shares	—	—	(2,576)	—
Class Y Shares	—	—	(1,235)	—
Change in net assets resulting from distributions to shareholders	(117,686)	—	(135,432)	(324,207)
Change in net assets resulting from capital transactions	(5,721,133)	(1,065,902)	(9,630,296)	(2,903,698)
Change in net assets	(5,443,751)	(2,553,442)	(9,857,344)	(4,455,929)
Net Assets:
Beginning of period	25,280,696	27,834,138	25,741,938	30,197,867
End of period	$19,836,945	$25,280,696	$15,884,594	$25,741,938
Accumulated net investment loss	$(42,039)	$(6,957)	$(804)	$(1,035)

See notes to financial statements.

56

Victory Portfolios	Statements of Changes in Net Assets
	Sophus Emerging Markets Small Cap Fund		Sophus China Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$47,964	$554,123	$388,232	$2,354,195
Distributions reinvested	—	—	6,794	13,545
Cost of shares redeemed	(2,743,798)	(1,981,528)	(620,844)	(3,198,459)
Total Class A Shares	$(2,695,834)	$(1,427,405)	$(225,818)	$(830,719)
Class C Shares
Proceeds from shares issued	$3,871	$241,964	$11,054	$709,774
Distributions reinvested	—	—	—	762
Cost of shares redeemed	(2,715,040)	(41,917)	(4,408,962)	(491,717)
Total Class C Shares	$(2,711,169)	$200,047	$(4,397,908)	$218,819
Class R Shares
Proceeds from shares issued	$—	$—	$133,196	$—
Cost of shares redeemed	—	—	(2,651,936)	—
Total Class R Shares	$—	$—	$(2,518,740)	$—
Class Y Shares
Proceeds from shares issued	$—	$478,985	$4,847,764	$16,523,756
Distributions reinvested	1,332	—	719	35,821
Cost of shares redeemed	(315,462)	(317,529)	(7,336,313)	(18,851,375)
Total Class Y Shares	$(314,130)	$161,456	$(2,487,830)	$(2,291,798)
Change in net assets resulting from capital transactions	$(5,721,133)	$(1,065,902)	$(9,630,296)	$(2,903,698)
Share Transactions:
Class A Shares
Issued	5,062	49,587	41,482	178,744
Reinvested	—	—	680	1,325
Redeemed	(267,610)	(185,813)	(66,387)	(253,355)
Total Class A Shares	(262,548)	(136,226)	(24,225)	(73,286)
Class C Shares
Issued	343	25,076	964	59,961
Reinvested	—	—	—	75
Redeemed	(271,494)	(4,118)	(421,737)	(41,306)
Total Class C Shares	(271,151)	20,958	(420,773)	18,730
Class R Shares
Issued	—	—	12,894	—
Redeemed	—	—	(251,946)	—
Total Class R Shares	—	—	(239,052)	—
Class Y Shares
Issued	—	48,336	533,480	1,404,873
Reinvested	138	—	72	3,508
Redeemed	(34,233)	(31,311)	(779,600)	(1,623,566)
Total Class Y Shares	(34,095)	17,025	(246,048)	(215,185)
Change in Shares	(567,794)	(98,243)	(930,098)	(269,741)

See notes to financial statements.

57

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS International Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.78		$9.87	$13.24	$18.08	$15.44
Investment Activities:
Net investment income (a)	0.16		0.15	0.23	0.23	0.12
Net realized and unrealized gains (losses) on investments	(0.07)		(0.09)	(0.98)	1.91	2.60
Total from Investment Activities	0.09		0.06	(0.75)	2.14	2.72
Distributions to Shareholders:
Net investment income	(0.17)		(0.15)	(0.21)	(0.87)	(0.08)
Net realized gains from investments	—		—	(2.41)	(6.11)	—
Total Distributions to Shareholders	(0.17)		(0.15)	(2.62)	(6.98)	(0.08)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.14		—	—	—	—
Net Asset Value, End of Period	$9.84		$9.78	$9.87	$13.24	$18.08
Total Return (excludes sales charge)	2.41	%(b)	0.64%	(5.80)%	15.55%	17.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,799		$19,416	$22,388	$31,483	$34,005
Ratio of net expenses to average net assets	1.40%		1.40%	1.40%	1.40%	1.34%
Ratio of net investment income to average net assets	1.64%		1.49%	1.74%	1.46%	0.73%
Ratio of gross expenses to average net assets (c)	1.95%		1.89%	1.81%	1.61%	1.34%
Portfolio turnover	103%		117%	186%	41%	21%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS International Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$7.26		$7.36	$10.62	$15.85	$13.61
Investment Activities:
Net investment income (loss) (a)	0.07		0.05	0.06	0.04	(0.02)
Net realized and unrealized gains (losses) on investments	(0.08)		(0.07)	(0.78)	1.59	2.29
Total from Investment Activities	(0.01)		(0.02)	(0.72)	1.63	2.27
Distributions to Shareholders:
Net investment income	(0.13)		(0.08)	(0.13)	(0.75)	(0.03)
Net realized gains from investments	—		—	(2.41)	(6.11)	—
Total Distributions to Shareholders	(0.13)		(0.08)	(2.54)	(6.86)	(0.03)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.14		—	—	—	—
Net Asset Value, End of Period	$7.26		$7.26	$7.36	$10.62	$15.85
Total Return (excludes contingent deferred sales charge)	1.77	%(b)	(0.27)%	(6.90)%	14.24%	16.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,228		$1,969	$2,418	$2,390	$2,370
Ratio of net expenses to average net assets	2.15%		2.27%	2.55%	2.55%	2.20%
Ratio of net investment income (loss) to average net assets	0.97%		0.65%	0.54%	0.29%	(0.12)%
Ratio of gross expenses to average net assets (c)	3.05%		2.82%	2.75%	2.55%	2.20%
Portfolio turnover	103%		117%	186%	41%	21%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS International Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.18		$9.27	$12.63	$17.58	$15.03
Investment Activities:
Net investment income (a)	0.11		0.11	0.15	0.14	0.06
Net realized and unrealized gains (losses) on investments	(0.06)		(0.09)	(0.94)	1.83	2.52
Total from Investment Activities	0.05		0.02	(0.79)	1.97	2.58
Distributions to Shareholders:
Net investment income	(0.14)		(0.11)	(0.16)	(0.81)	(0.03)
Net realized gains from investments	—		—	(2.41)	(6.11)	—
Total Distributions to Shareholders	(0.14)		(0.11)	(2.57)	(6.92)	(0.03)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.14		—	—	—	—
Net Asset Value, End of Period	$9.23		$9.18	$9.27	$12.63	$17.58
Total Return	2.06	%(b)	0.22%	(6.37)%	14.93%	17.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,279		$2,707	$3,403	$4,479	$4,247
Ratio of net expenses to average net assets	1.80%		1.86%	1.96%	1.96%	1.74%
Ratio of net investment income to average net assets	1.26%		1.10%	1.20%	0.91%	0.38%
Ratio of gross expenses to average net assets (c)	2.29%		2.28%	2.19%	1.99%	1.74%
Portfolio turnover	103%		117%	186%	41%	21%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS International Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$9.62		$9.70	$13.08	$18.04	$15.42
Investment Activities:
Net investment income (a)	0.18		0.18	0.25	0.37	0.16
Net realized and unrealized gains (losses) on investments	(0.06)		(0.09)	(0.96)	1.86	2.61
Total from Investment Activities	0.12		0.09	(0.71)	2.23	2.77
Distributions to Shareholders:
Net investment income	(0.19)		(0.17)	(0.26)	(1.08)	(0.15)
Net realized gains from investments	—		—	(2.41)	(6.11)	—
Total Distributions to Shareholders	(0.19)		(0.17)	(2.67)	(7.19)	(0.15)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.14		—	—	—	—
Net Asset Value, End of Period	$9.69		$9.62	$9.70	$13.08	$18.04
Total Return	2.69	%(b)	0.92%	(5.60)%	16.29%	18.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,626		$3,904	$4,221	$7,232	$867,731
Ratio of net expenses to average net assets	1.15%		1.15%	1.15%	1.01%	1.02%
Ratio of net investment income to average net assets	1.93%		1.76%	1.95%	1.96%	0.94%
Ratio of gross expenses to average net assets (c)	1.80%		1.75%	1.51%	1.01%	1.02%
Portfolio turnover	103%		117%	186%	41%	21%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
See notes to financial statements.

61

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Global Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.56	$11.56	$11.65	$10.26	$8.79
Investment Activities:
Net investment income (a)	0.13	0.11	0.10	0.06	0.12
Net realized and unrealized gains on investments	0.65	0.32	0.45	2.87	1.44
Total from Investment Activities	0.78	0.43	0.55	2.93	1.56
Distributions to Shareholders:
Net investment income	(0.03)	(0.11)	(0.08)	(0.13)	(0.09)
Net realized gains from investments	(1.15)	(0.32)	(0.56)	(1.41)	—
Total Distributions to Shareholders	(1.18)	(0.43)	(0.64)	(1.54)	(0.09)
Net Asset Value, End of Period	$11.16	$11.56	$11.56	$11.65	$10.26
Total Return (excludes sales charge)	6.67%	3.68%	4.70%	29.02%	17.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,366	$13,857	$13,015	$12,539	$9,557
Ratio of net expenses to average net assets	1.40%	1.36%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	1.12%	0.90%	0.85%	0.50%	1.22%
Ratio of gross expenses to average net assets (b)	1.71%	1.57%	1.63%	1.67%	1.95%
Portfolio turnover	184%	90%	130%	137%	28%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Global Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.42	$11.43	$11.54	$10.19	$8.74
Investment Activities:
Net investment income (loss) (a)	0.05	0.01	0.01	(0.03)	0.06
Net realized and unrealized gains on investments	0.63	0.32	0.44	2.84	1.44
Total from Investment Activities	0.68	0.33	0.45	2.81	1.50
Distributions to Shareholders:
Net investment income	—	(0.02)	—	(0.05)	(0.05)
Net realized gains from investments	(1.15)	(0.32)	(0.56)	(1.41)	—
Total Distributions to Shareholders	(1.15)	(0.34)	(0.56)	(1.46)	(0.05)
Net Asset Value, End of Period	$10.95	$11.42	$11.43	$11.54	$10.19
Total Return (excludes contingent deferred sales charge)	5.92%	2.85%	3.87%	28.04%	17.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,270	$7,367	$6,538	$5,997	$4,171
Ratio of net expenses to average net assets	2.16%	2.17%	2.17%	2.15%	1.94%
Ratio of net investment income (loss) to average net assets	0.41%	0.11%	0.10%	(0.26)%	0.60%
Ratio of gross expenses to average net assets (b)	2.44%	2.38%	2.43%	2.42%	2.49%
Portfolio turnover	184%	90%	130%	137%	28%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Global Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.50		$11.50	$11.59	$10.22	$8.76
Investment Activities:
Net investment income (a)	0.09		0.06	0.06	0.01	0.10
Net realized and unrealized gains on investments	3.43		0.32	0.44	2.86	1.45
Total from Investment Activities	3.52		0.38	0.50	2.87	1.55
Distributions to Shareholders:
Net investment income	(0.25)		(0.06)	(0.03)	(0.09)	(0.09)
Net realized gains from investments	(1.15)		(0.32)	(0.56)	(1.41)	—
Total Distributions to Shareholders	(1.40)		(0.38)	(0.59)	(1.50)	(0.09)
Net Asset Value, End of Period	$13.62		$11.50	$11.50	$11.59	$10.22
Total Return	30.57	%(b)	3.23%	4.25%	28.47%	17.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,213		$5,265	$5,272	$5,311	$4,126
Ratio of net expenses to average net assets	1.68%		1.78%	1.80%	1.79%	1.52%
Ratio of net investment income to average net assets	0.74%		0.50%	0.47%	0.10%	1.02%
Ratio of gross expenses to average net assets (c)	1.81%		2.00%	2.04%	2.06%	2.07%
Portfolio turnover	184%		90%	130%	137%	28%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, the share class recognized certain expense reimbursements and due to the fluctuation in average net assets during the same period the total return reflected is significantly higher than the other share classes of the fund. The total return would have been 6.39% had the expense reimbursements not occurred.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Global Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.60	$11.59	$11.67	$10.27	$8.81
Investment Activities:
Net investment income (a)	0.15	0.15	0.14	0.10	0.15
Net realized and unrealized gains on investments	0.67	0.31	0.45	2.88	1.46
Total from Investment Activities	0.82	0.46	0.59	2.98	1.61
Distributions to Shareholders:
Net investment income	(0.23)	(0.13)	(0.11)	(0.17)	(0.15)
Net realized gains from investments	(1.15)	(0.32)	(0.56)	(1.41)	—
Total Distributions to Shareholders	(1.38)	(0.45)	(0.67)	(1.58)	(0.15)
Net Asset Value, End of Period	$11.04	$11.60	$11.59	$11.67	$10.27
Total Return	7.01%	3.96%	5.04%	29.50%	18.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,430	$15,871	$15,334	$13,364	$11,711
Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.05%	0.89%
Ratio of net investment income to average net assets	1.30%	1.21%	1.17%	0.85%	1.59%
Ratio of gross expenses to average net assets (b)	1.36%	1.36%	1.33%	1.32%	1.44%
Portfolio turnover	184%	90%	130%	137%	28%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

65

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.60		$17.22	$19.34	$23.88	$21.13
Investment Activities:
Net investment income (a)	0.11		0.10	0.12	0.09	0.07
Net realized and unrealized gains (losses) on investments	1.38		(2.33)	(0.82)	(1.37)	2.73
Total from Investment Activities	1.49		(2.23)	(0.70)	(1.28)	2.80
Distributions to Shareholders:
Net investment income	(0.15)		—	(0.17)	(0.01)	(0.05)
Net realized gains from investments	—		(0.39)	(1.25)	(3.39)	—
Total Distributions to Shareholders	(0.15)		(0.39)	(1.42)	(3.40)	(0.05)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04		—	—	—	—
Increase from Contribution by Adviser	—		—	—	0.14	—
Net Asset Value, End of Period	$15.98		$14.60	$17.22	$19.34	$23.88
Total Return (excludes sales charge)	10.50	%(b)	(12.94)%	(3.54)%	(4.74)%	13.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$61,767		$74,837	$123,778	$225,463	$533,677
Ratio of net expenses to average net assets	1.65%		1.57%	1.65%	1.65%	1.53%
Ratio of net investment income to average net assets	0.73%		0.60%	0.62%	0.42%	0.30%
Ratio of gross expenses to average net assets (c)	1.67%		1.57%	1.69%	1.65%	1.53%
Portfolio turnover (d)	120%		111%	138%	224%	49%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.20		$13.43	$15.43	$19.90	$17.72
Investment Activities:
Net investment loss (a)	(0.01)		(0.02)	(0.03)	(0.03)	(0.08)
Net realized and unrealized gains (losses) on investments	1.05		(1.82)	(0.64)	(1.16)	2.26
Total from Investment Activities	1.04		(1.84)	(0.67)	(1.19)	2.18
Distributions to Shareholders:
Net investment income	(0.11)		—	(0.08)	—	—
Net realized gains from investments	—		(0.39)	(1.25)	(3.39)	—
Total Distributions to Shareholders	(0.11)		(0.39)	(1.33)	(3.39)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04		—	—	—	—
Increase from Contribution by Adviser	—		—	—	0.11	—
Net Asset Value, End of Period	$12.17		$11.20	$13.43	$15.43	$19.90
Total Return (excludes contingent deferred sales charge)	9.62	%(b)	(13.68)%	(4.25)%	(5.46)%	12.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,273		$15,096	$21,416	$31,349	$52,280
Ratio of net expenses to average net assets	2.45%		2.38%	2.45%	2.43%	2.32%
Ratio of net investment loss to average net assets	(0.09)%		(0.19)%	(0.18)%	(0.21)%	(0.42)%
Ratio of gross expenses to average net assets (c)	2.48%		2.38%	2.45%	2.43%	2.32%
Portfolio turnover (d)	120%		111%	138%	224%	49%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

67

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$13.76		$16.31	$18.44	$22.97	$20.36
Investment Activities:
Net investment income (a)	0.07		0.05	0.07	0.07	0.01
Net realized and unrealized gains (losses) on investments	1.30		(2.21)	(0.79)	(1.34)	2.60
Total from Investment Activities	1.37		(2.16)	(0.72)	(1.27)	2.61
Distributions to Shareholders:
Net investment income	(0.14)		—	(0.16)	—	—
Net realized gains from investments	—		(0.39)	(1.25)	(3.39)	—
Total Distributions to Shareholders	(0.14)		(0.39)	(1.41)	(3.39)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04		—	—	—	—
Increase from Contribution by Adviser	—		—	—	0.13	—
Net Asset Value, End of Period	$15.03		$13.76	$16.31	$18.44	$22.97
Total Return	10.26	%(b)	(13.23)%	(3.81)%	(4.95)%	12.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,923		$18,648	$24,143	$28,038	$36,130
Ratio of net expenses to average net assets	1.87%		1.87%	1.94%	1.90%	1.88%
Ratio of net investment income to average net assets	0.50%		0.33%	0.36%	0.37%	0.03%
Ratio of gross expenses to average net assets (c)	1.87%		1.87%	1.94%	1.90%	1.88%
Portfolio turnover (d)	120%		111%	138%	224%	49%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

68

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Sophus Emerging Markets Fund
Class R6 Shares
Period Ended December 31, 2016(a)
Net Asset Value, Beginning of Period	$15.91
Investment Activities:
Net investment income (b)	0.04
Net realized and unrealized gains on investments	0.25
Total from Investment Activities	0.29
Distributions to Shareholders:
Net investment income	(0.04)
Total Distributions to Shareholders	(0.04)
Net Asset Value, End of Period	$16.16
Total Return (c)	1.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$64
Ratio of net expenses to average net assets (d)	1.16%
Ratio of net investment income to average net assets (d)	1.79%
Ratio of gross expenses to average net assets (d) (e)	21.70%
Portfolio turnover (c) (f)	120%

(a)  Class R6 Shares of the Fund commenced operations on November 15, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

69

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.61	$17.22	$19.38	$23.92	$21.18
Investment Activities:
Net investment income (a)	0.18	0.15	0.20	0.10	0.15
Net realized and unrealized gains (losses) on investments	1.37	(2.34)	(0.83)	(1.30)	2.70
Total from Investment Activities	1.55	(2.19)	(0.63)	(1.20)	2.85
Distributions to Shareholders:
Net investment income	(0.15)	(0.03)	(0.28)	(0.09)	(0.11)
Net realized gains from investments	—	(0.39)	(1.25)	(3.39)	—
Total Distributions to Shareholders	(0.15)	(0.42)	(1.53)	(3.48)	(0.11)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04	—	—	—	—
Increase from Contribution by Adviser	—	—	—	0.14	—
Net Asset Value, End of Period	$16.05	$14.61	$17.22	$19.38	$23.92
Total Return (b)	10.86%	(12.73)%	(3.18)%	(4.32)%	13.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$60,277	$98,634	$124,357	$192,620	$776,722
Ratio of net expenses to average net assets	1.32%	1.30%	1.31%	1.31%	1.31%
Ratio of net investment income to average net assets	1.17%	0.89%	1.03%	0.46%	0.64%
Ratio of gross expenses to average net assets (c)	1.38%	1.30%	1.31%	1.31%	1.31%
Portfolio turnover (d)	120%	111%	138%	224%	49%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b) The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

70

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets Small Cap Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.69	$10.31	$10.00
Investment Activities:
Net investment income (b)	0.04	0.01	0.03
Net realized and unrealized gains (losses) on investments	0.02	(0.63)	0.28
Total from Investment Activities	0.06	(0.62)	0.31
Distributions to Shareholders:
Net investment income	—	—	—
Total Distributions to Shareholders	—	—	—
Net Asset Value, End of Period	$9.75	$9.69	$10.31
Total Return (excludes sales charge) (c)	0.62%	(6.01)%	3.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,552	$5,083	$6,808
Ratio of net expenses to average net assets (d)	1.75%	1.92%	1.88%
Ratio of net investment income to average net assets (d)	0.44%	0.08%	0.30%
Ratio of gross expenses to average net assets (d) (e)	2.29%	2.44%	2.29%
Portfolio turnover (c) (f)	141%	107%	110%

(a)  The inception date for Class A Shares of the Fund is January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

71

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets Small Cap Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.56	$10.23	$10.00
Investment Activities:
Net investment loss (b)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.20)	(0.62)	0.27
Total from Investment Activities	(0.22)	(0.67)	0.23
Distributions to Shareholders:
Net investment income	—	—	—
Total Distributions to Shareholders	—	—	—
Net Asset Value, End of Period	$9.34	$9.56	$10.23
Total Return (excludes contingent deferred sales charge) (c)	(2.30)%	(6.55)%	2.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24	$2,617	$2,586
Ratio of net expenses to average net assets (d)	2.50%	2.54%	2.69%
Ratio of net investment loss to average net assets (d)	(0.18)%	(0.50)%	(0.43)%
Ratio of gross expenses to average net assets (d) (e)	3.12%	3.05%	3.10%
Portfolio turnover (f)	141%	107%	110%

(a) The inception date for Class C Shares of the Fund is January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

72

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets Small Cap Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
Net Asset Value, Beginning of Period	$9.74	$10.32	$10.00
Investment Activities:
Net investment income (b)	0.06	0.06	0.08
Net realized and unrealized gains (losses) on investments	0.02	(0.64)	0.26
Total from Investment Activities	0.08	(0.58)	0.34
Distributions to Shareholders:
Net investment income	(0.07)	—	(0.02)
Return of capital	—	—	— (c)
Total Distributions to Shareholders	(0.07)	—	(0.02)
Net Asset Value, End of Period	$9.75	$9.74	$10.32
Total Return (d)	0.79%	(5.62)%	3.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,261	$17,581	$18,440
Ratio of net expenses to average net assets (e)	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets (e)	0.62%	0.53%	0.76%
Ratio of gross expenses to average net assets (e) (f)	1.98%	2.01%	1.91%
Portfolio turnover (d) (g)	141%	107%	110%

(a) The inception date for Class A Shares of the Fund is January 31, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

73

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sophus China Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.29	$10.90	$10.31	$9.06	$7.51
Investment Activities:
Net investment income (a)	0.04	0.15	0.12	0.11	0.07
Net realized and unrealized gains (losses) on investments	(0.16)	(0.61)	0.59	1.28	1.55
Total from Investment Activities	(0.12)	(0.46)	0.71	1.39	1.62
Distributions to Shareholders:
Net investment income	(0.09)	(0.15)	(0.12)	(0.14)	(0.07)
Return of Capital	— (b)	—	—	—	—
Total Distributions to Shareholders	(0.09)	(0.15)	(0.12)	(0.14)	(0.07)
Net Asset Value, End of Period	$10.08	$10.29	$10.90	$10.31	$9.06
Total Return (excludes sales charge)	(1.12)%	(4.26)%	6.88%	15.33%	21.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,540	$9,985	$11,373	$10,919	$8,500
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets	0.43%	0.59%	1.18%	1.12%	0.81%
Ratio of gross expenses to average net assets (c)	2.12%	2.02%	2.26%	2.05%	2.06%
Portfolio turnover	96%	125%	133%	200%	23%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Round to less than $0.005.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

74

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus China Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.26	$10.86	$10.30	$9.05	$7.50
Investment Activities:
Net investment income (a)	0.04	0.06	0.05	0.04	0.02
Net realized and unrealized gains (losses) on investments	(0.25)	(0.60)	0.57	1.27	1.56
Total from Investment Activities	(0.21)	(0.54)	0.62	1.31	1.58
Distributions to Shareholders:
Net investment income	—	(0.06)	(0.06)	(0.06)	(0.03)
Total Distributions to Shareholders	—	(0.06)	(0.06)	(0.06)	(0.03)
Net Asset Value, End of Period	$10.05	$10.26	$10.86	$10.30	$9.05
Total Return (excludes contingent deferred sales charge)	(2.05)%	(4.96)%	5.99%	14.51%	21.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$61	$4,381	$4,434	$4,192	$3,661
Ratio of net expenses to average net assets	2.50%	2.50%	2.50%	2.52%	2.26%
Ratio of net investment income to average net assets	0.45%	(0.10)%	0.50%	0.41%	0.29%
Ratio of gross expenses to average net assets (b)	3.06%	2.75%	2.87%	2.82%	2.57%
Portfolio turnover	96%	125%	133%	200%	23%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

75

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus China Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.27	$10.88	$10.32	$9.06	$7.51
Investment Activities:
Net investment income (a)	0.04	0.10	0.09	0.07	0.04
Net realized and unrealized gains (losses) on investments	(0.18)	(0.61)	0.56	1.29	1.56
Total from Investment Activities	(0.14)	(0.51)	0.65	1.38	1.60
Distributions to Shareholders:
Net investment income	—	(0.10)	(0.09)	(0.10)	(0.05)
Total Distributions to Shareholders	—	(0.10)	(0.09)	(0.10)	(0.05)
Net Asset Value, End of Period	$10.13	$10.27	$10.88	$10.32	$9.06
Total Return	(1.36)%	(4.64)%	6.36%	14.98%	21.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,705	$4,185	$4,433	$4,204	$3,657
Ratio of net expenses to average net assets	2.10%	2.14%	2.14%	2.16%	2.04%
Ratio of net investment income to average net assets	0.43%	0.20%	0.86%	0.79%	0.51%
Ratio of gross expenses to average net assets (b)	2.48%	2.39%	2.49%	2.46%	2.35%
Portfolio turnover	96%	125%	133%	200%	23%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

76

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sophus China Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.28	$10.89	$10.32	$9.06	$7.51
Investment Activities:
Net investment income (a)	0.07	0.18	0.16	0.15	0.09
Net realized and unrealized gains (losses) on investments	(0.16)	(0.61)	0.58	1.28	1.56
Total from Investment Activities	(0.09)	(0.43)	0.74	1.43	1.65
Distributions to Shareholders:
Net investment income	(0.10)	(0.18)	(0.17)	(0.17)	(0.10)
Return of Capital	— (b)	—	—	—	—
Total Distributions to Shareholders	(0.10)	(0.18)	(0.17)	(0.17)	(0.10)
Net Asset Value, End of Period	$10.09	$10.28	$10.89	$10.32	$9.06
Total Return	(0.85)%	(3.96)%	7.19%	15.77%	22.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,578	$7,191	$9,958	$9,386	$7,947
Ratio of net expenses to average net assets	1.42%	1.42%	1.42%	1.43%	1.43%
Ratio of net investment income to average net assets	0.75%	1.11%	1.58%	1.54%	1.12%
Ratio of gross expenses to average net assets (c)	1.90%	1.73%	1.77%	1.73%	1.74%
Portfolio turnover	96%	125%	133%	200%	23%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Round to less than $0.005.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

77

Notes to Financial Statements Victory Portfolios	December 31, 2016

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the Funds (collectively, the "Funds" and individually, a "Fund") in the RS Investment Trust, transferred all of their assets to a new series of the Trust.

The accompanying financial statements are those of the following Funds. Each Fund's investment objective is seeks to provide long-term capital appreciation.

Funds*	Former Fund Names	Investment Share Classes Offered
Victory RS International Fund	RS International Fund	Classes A, C, R and Y
Victory RS Global Fund	RS Global Fund	Classes A, C, R and Y
Victory Sophus Emerging Markets Fund	RS Emerging Markets Fund	Classes A, C, R, R6 and Y
Victory Sophus Emerging Markets Small Cap Fund	RS Emerging Markets Small Cap Fund	Classes A, C and Y
Victory Sophus China Fund	RS China Fund	Classes A, C, R and Y

*  Name changes were effective on July 29, 2016

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
RS International Fund
Common Stocks	$—	$22,534,727	$—	$22,534,727
Preferred Stocks	—	227,256	—	227,256
Exchange-Traded Funds	107,418	—	—	107,418
Total	107,418	22,761,983	—	22,869,401

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016
	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
RS Global Fund
Common Stocks	$16,988,255	$12,071,855	$—	$29,060,110
Preferred Stocks	—	82,080	—	82,080
Total	16,988,255	12,153,935	—	29,142,190
Sophus Emerging Markets Fund
Common Stocks	24,108,887	121,621,896	—	145,730,783
Preferred Stocks	—	4,491,299	—	4,491,299
Total	24,108,887	126,113,195	—	150,222,082
Sophus Emerging Markets Small Cap Fund
Common Stocks	992,799	18,338,358	—	19,331,157
Preferred Stocks	—	219,015	—	219,015
Total	992,799	18,557,373	—	19,550,172
Sophus China Fund
Common Stocks	2,531,916	13,045,899	65,965	15,643,780
Exchange-Traded Funds Collateral for Securities	119,864	—	—	119,864
Loaned	138,600	—	—	138,600
Total	2,790,380	13,045,899	65,965	15,902,244

Transfers that occurred from Level 1 to Level 2 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings are as follows:

Victory Sophus Emerging Markets Fund	Transfers from Level 1 to Level 2
Preferred Stocks	$1,310,527

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Sophus China Fund
Common Stocks
Balance as of December 31, 2015	$218,017
Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	(152,052)
Purchases	—
Sales Proceeds	—
Transfer into Level 3	—
Transfer out of Level 3	—
Balance as of December 31, 2016	$65,965

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from

80

Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Exchange-Traded Funds:

Each Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

Each Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex- dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non- cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
Sophus China Fund	$133,980	$133,980	$4,620

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds' financial statements. The adoption will have no effect on the Funds' net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
Victory RS International Fund	$25,261,667	$29,910,978
Victory RS Global Fund	62,455,667	78,374,533
Victory Sophus Emerging Markets Fund	212,898,234	286,568,792
Victory Sophus Emerging Markets Small Cap Fund	31,619,755	37,268,307
Victory Sophus China Fund	19,050,722	28,361,932

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016
Adviser Fee Rate
Victory RS International Fund	0.80%
Victory RS Global Fund	0.80%
Victory Sophus Emerging Markets Fund	1.00%
Victory Sophus Emerging Markets Small Cap Fund	1.25%
Victory Sophus China Fund	1.10%

Effective November 7, 2016, VCM also serves as the Funds' administrator and fund accountant. VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Funds' administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, Boston Financial Data Services served as the Funds' transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Funds.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended December 31, 2016, the Distributor received approximately $240,396 from commissions earned on sales of Class A Shares and the transfer agent received $146,120 from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. For the
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fiscal year ended December 31, 2016 (except as noted), the expense limits are as follows and are in effect until at least July 29, 2018:

Fund	Class	Expense Limit
Victory RS International Fund	Class A Shares	1.40%
Victory RS International Fund	Class C Shares	2.15%
Victory RS International Fund	Class R Shares	1.80%
Victory RS International Fund	Class Y Shares	1.15%
Victory RS Global Fund	Class A Shares	1.40%
Victory RS Global Fund	Class C Shares	2.17%
Victory RS Global Fund	Class R Shares	1.81%
Victory RS Global Fund	Class Y Shares	1.09%
Victory Sophus Emerging Markets Fund	Class A Shares	1.65%
Victory Sophus Emerging Markets Fund	Class C Shares	2.45%
Victory Sophus Emerging Markets Fund	Class R Shares	1.96%
Victory Sophus Emerging Markets Fund	Class R6 Shares	1.16%
Victory Sophus Emerging Markets Fund	Class Y Shares	1.32%
Victory Sophus Emerging Markets Small Cap Fund	Class A Shares	1.75%
Victory Sophus Emerging Markets Small Cap Fund	Class C Shares	2.50%
Victory Sophus Emerging Markets Small Cap Fund	Class Y Shares	1.50%
Victory Sophus China Fund	Class A Shares	1.75%
Victory Sophus China Fund	Class C Shares	2.50%
Victory Sophus China Fund	Class R Shares	2.14%
Victory Sophus China Fund	Class Y Shares	1.42%

Effective July 29, 2016, the Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019
Victory RS International Fund	$54,419
Victory RS Global Fund	40,586
Victory Sophus Emerging Markets Fund	54,398
Victory Sophus Emerging Markets Small Cap Fund	41,003
Victory Sophus China Fund	31,126

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2016.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any

85

Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Fund will be subject to foreign securities risk. Foreign securities are (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Funds began participating in the Victory Trusts short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

The average loans for the days outstanding and average interest rate for each Fund during the year ended December 31, 2016 were as follows:

Fund	Amount Outstanding at December 31, 2016	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
Victory RS Global Fund	$—	$354,545	11	1.73%
Victory Sophus Emerging Markets Fund	—	948,611	36	1.64%
Victory Sophus China Fund	—	300,000	4	1.69%

*  For the year ended December 31, 2016, based on the number of days borrowings were outstanding.

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

Prior to July 29, 2016, the Funds, along with the other funds previously managed by RS Investments, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

As of December 31, 2016, the Funds had no loans outstanding with Citibank.

7.  Capital Contribution from Prior Custodian:

The Funds received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Funds is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS International Fund	$402,153	$—	$402,153	$—	$402,153
RS Global Fund	810,978	2,357,599	3,168,577	—	3,168,577
Sophus Emerging Markets Fund	1,397,287	—	1,397,287	—	1,397,287
Sophus Emerging Markets Small Cap Fund	117,686	—	117,686	—	117,686
Sophus China Fund	131,621	—	131,621	3,811	135,432

	Year Ended December 31, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS International Fund	$421,152	$380	$421,532	$421,532
RS Global Fund	—	—	—	—
Sophus Emerging Markets Fund	335,145	1,132,731	1,467,876	1,467,876
Sophus Emerging Markets Small Cap Fund	171,663	5,656,654	5,828,317	5,828,317
Sophus China Fund	324,207	—	324,207	324,207

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
RS International Fund	$—	$410,425	$—	$410,425	$(2,553,211)	$—	$591,222	$(1,551,564)
RS Global Fund	—	7,895	337,924	345,819	—	—	3,678,379	4,024,198
Sophus Emerging Markets Fund	—	476,497	—	476,497	(20,997,703)	—	18,108,184	(2,413,022)
Sophus Emerging Markets Small Cap Fund	—	—	—	—	(974,997)	(5,036)	426,268	(553,765)
Sophus China Fund	—	—	—	—	(975,626)	(804)	1,674,319	697,889

*  Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as "late year ordinary loss") may be deferred and treated as having arisen in the following fiscal year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and mark to market adjustments on passive foreign investment companies.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
RS International Fund	$2,553,211	$—	$2,553,211
RS Global Fund	—	—	—
Sophus Emerging Markets Fund	17,590,080	3,407,623	20,997,703
Sophus Emerging Markets Small Cap Fund	974,997	—	974,997
Sophus China Fund	975,626	—	975,626

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS International Fund	$22,264,783	$1,788,277	$(1,183,659)	$604,618
RS Global Fund	25,459,331	4,219,363	(536,504)	3,682,859
Sophus Emerging Markets Fund	132,109,715	24,532,460	(6,420,093)	18,112,367
Sophus Emerging Markets Small Cap Fund	19,108,510	1,915,494	(1,473,832)	441,662
Sophus China Fund	14,227,923	2,568,116	(893,795)	1,674,321

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Notes to Financial Statements — continued Victory Portfolios	December 31, 2016

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Guardian Life Insurance	Victory RS Global Fund	39.48%
Guardian Life Insurance	Victory Sophus China Fund	83.97%

10.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Global Fund, Victory RS International Fund, Victory Sophus China Fund, Victory Sophus Emerging Markets Fund, and Victory Sophus Emerging Markets Small Cap Fund, (five of the portfolios constituting the Victory Portfolios (collectively, the "Funds")) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above (five of the portfolios constituting the Victory Portfolios) at December 31, 2016, the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 28, 2017

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Victory Portfolios	Supplemental Information December 31, 2016

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present)
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).

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Victory Portfolios	Supplemental Information — continued December 31, 2016
Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Portfolios	Supplemental Information — continued December 31, 2016

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Victory Portfolios	Supplemental Information — continued December 31, 2016

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
RS International Fund
Class A Shares	$1,000.00	$1,052.00	$7.22	1.40%
Class C Shares	1,000.00	1,048.10	11.07	2.15%
Class R Shares	1,000.00	1,050.30	9.28	1.80%
Class Y Shares	1,000.00	1,053.20	5.94	1.15%
RS Global Fund
Class A Shares	1,000.00	1,053.10	7.28	1.41%
Class C Shares	1,000.00	1,049.10	11.02	2.14%
Class R Shares	1,000.00	1,291.10	8.87	1.54%
Class Y Shares	1,000.00	1,054.70	5.63	1.09%
Sophus Emerging Markets Fund
Class A Shares	1,000.00	1,051.00	8.51	1.65%
Class C Shares	1,000.00	1,046.70	12.60	2.45%
Class R Shares	1,000.00	1,049.30	9.43	1.83%
Class R6 Shares (a)	1,000.00	1,018.10	1.50	1.16%
Class Y Shares	1,000.00	1,052.40	6.86	1.33%

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Victory Portfolios	Supplemental Information — continued December 31, 2016
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
Sophus Emerging Markets Small Cap Fund
Class A Shares	$1,000.00	$1,029.60	$9.03	1.77%
Class C Shares	1,000.00	1,004.30	12.90	2.56%
Class Y Shares	1,000.00	1,030.10	7.55	1.48%
Sophus China Fund
Class A Shares	1,000.00	1,044.70	8.89	1.73%
Class C Shares	1,000.00	1,038.20	13.22	2.58%
Class R Shares	1,000.00	1,044.30	10.48	2.04%
Class Y Shares	1,000.00	1,046.50	7.30	1.42%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

(a)  Information shown reflects values for the period November 15, 2016 (commencement of operations) to December 31, 2016 and has been calculated using expense ratios and rates of return of the same period.

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Victory Portfolios	Supplemental Information — continued December 31, 2016

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS International Fund
Class A Shares	$1,000.00	$1,018.10	$7.10	1.40%
Class C Shares	1,000.00	1,014.33	10.89	2.15%
Class R Shares	1,000.00	1,016.09	9.12	1.80%
Class Y Shares	1,000.00	1,019.36	5.84	1.15%
RS Global Fund
Class A Shares	1,000.00	1,018.05	7.15	1.41%
Class C Shares	1,000.00	1,014.38	10.84	2.14%
Class R Shares	1,000.00	1,017.39	7.81	1.54%
Class Y Shares	1,000.00	1,019.66	5.53	1.09%
Sophus Emerging Markets Fund
Class A Shares	1,000.00	1,016.84	8.36	1.65%
Class C Shares	1,000.00	1,012.82	12.40	2.45%
Class R Shares	1,000.00	1,015.94	9.27	1.83%
Class R6 Shares	1,000.00	1,019.30	5.89	1.16%
Class Y Shares	1,000.00	1,018.45	6.75	1.33%
Sophus Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,016.24	8.97	1.77%
Class C Shares	1,000.00	1,012.27	12.95	2.56%
Class Y Shares	1,000.00	1,017.70	7.51	1.48%
Sophus China Fund
Class A Shares	1,000.00	1,016.44	8.77	1.73%
Class C Shares	1,000.00	1,012.17	13.05	2.58%
Class R Shares	1,000.00	1,014.88	10.33	2.04%
Class Y Shares	1,000.00	1,018.00	7.20	1.42%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

96

Victory Portfolios	Supplemental Information — continued December 31, 2016

Additional Federal Income Tax Information

For the year ended December 31, 2016, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
RS International Fund	81%
RS Global Fund	97%
Sophus Emerging Markets Fund	100%
Sophus Emerging Markets Small Cap Fund	100%
Sophus China Fund	100%

Dividends qualifying for corporate dividends received deductions of:

Amount
RS International Fund	0%
RS Global Fund	97%
Sophus Emerging Markets Fund	0%
Sophus Emerging Markets Small Cap Fund	0%
Sophus China Fund	0%

For the year ended December 31, 2016, the following Funds designated short-term capital gain distributions:

Amount
RS International Fund	$—
RS Global Fund	387,373
Sophus Emerging Markets Fund	—
Sophus Emerging Markets Small Cap Fund	—
Sophus China Fund	—

For the year ended December 31, 2016, the following Funds designated long-term capital gain distributions:

Amount
RS International Fund	$—
RS Global Fund	2,357,599
Sophus Emerging Markets Fund	—
Sophus Emerging Markets Small Cap Fund	—
Sophus China Fund	—

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2016, were as follows:

	Foreign Source Income	Foreign Tax Expense
RS International Fund	0.35	0.03
RS Global Fund	—	—
Sophus Emerging Markets Fund	0.52	0.07
Sophus Emerging Markets Small Cap Fund	0.30	0.06
Sophus China Fund	0.32	0.03

97

Victory Portfolios	Supplemental Information — continued December 31, 2016

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS International Fund, the RS Global Fund, the RS Emerging Markets Fund, the RS Emerging Markets Small Cap Fund and the RS China Fund managed by RS Investment Management Co. LLC ("RSIM," and each fund managed by RSIM, an "RS Fund") into five comparable funds (each a "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of each Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each RS Fund that would continue into the comparable Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Funds grow;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each RS Fund, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for each comparable Fund;

•  The Adviser's commitment to operating the Funds at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Funds to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared each RS Fund's Class A gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS Funds. The Board reviewed the factors and methodology used by Strategic Insight in the selection of each RS Fund's Expense Group. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and any differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the RS Funds included breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Funds were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of each predecessor RS Fund for various periods against its selected benchmark index and its Morningstar category. The Board recognized that each predecessor RS Fund's performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The

98

Victory Portfolios	Supplemental Information — continued December 31, 2016

Board noted that, following the Reorganization, each Fund would be managed by the same investment management team that managed the comparable predecessor RS Fund.

The Board reviewed various other specific factors with respect to each predecessor RS Fund and those anticipated with respect to each comparable Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Victory RS International Fund

With respect to the Victory RS International Fund, the Board compared the predecessor RS Fund's 0.813% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fee for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.810% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.798%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.82%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed both its benchmark index and its Morningstar category for the three-year and five-year periods and its Morningstar category for the one-year period and outperformed its benchmark index for the one-year period and both its benchmark index and its Morningstar category for the ten-year period.

Victory RS Global Fund

With respect to the Victory RS Global Fund, the Board compared the predecessor RS Fund's 0.812% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fee for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.630% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.773%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.54%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year and three-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund outperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

Victory Sophus Emerging Markets Fund

With respect to the Victory Sophus Emerging Markets Fund, the Board compared the predecessor RS Fund's 1.010% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fee for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.690% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.800%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.56%.

99

Victory Portfolios	Supplemental Information — continued December 31, 2016

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for the three-year, five-year and ten-year periods and its Morningstar category for the three-year and five-year periods and outperformed both its benchmark index and its Morningstar category for the one-year period and its Morningstar category of the ten-year period.

Victory Sophus Emerging Markets Small Cap Fund

With respect to the Victory Sophus Emerging Markets Small Cap Fund, the Board compared the predecessor RS Fund's 1.264% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fee for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 2.290% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 2.231%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 2.36%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

Noting that the predecessor RS Fund began operations in 2014, the Board then compared the predecessor RS Fund's Class A performance for the one-year period as of December 31, 2014, to its benchmark index and Morningstar category for the same period and considered the fact that the predecessor RS Fund outperformed both its benchmark index and its Morningstar category for that period.

Victory Sophus China Fund

With respect to the Victory Sophus China Fund, the Board compared the predecessor RS Fund's 1.114% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 2.261% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 2.003%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 2.03%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year and three-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period and its Morningstar category for each of the periods reviewed.

Approval of the Agreement on Behalf of the Funds

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of each of the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the

100

Victory Portfolios	Supplemental Information — continued December 31, 2016

Agreement (including the fees to be charged for services thereunder), on behalf of each Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses for each Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratios of each class of each Fund for the two year period following the Reorganization would provide stability to each Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the portfolio management teams of the predecessor RS Funds;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

101

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSIF-AR (12/16)

December 31, 2016

Annual Report

Victory RS Partners Fund

Victory RS Value Fund

Victory RS Large Cap Alpha Fund

Victory RS Investors Fund

Victory Global Natural Resources Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
The Victory RS Value Funds
Victory RS Partners Fund
Schedule of Portfolio Investments	19
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	33-35
Financial Highlights	38-40
Victory RS Value Fund
Schedule of Portfolio Investments	22
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	33-35
Financial Highlights	41-44
Victory RS Large Cap Alpha Fund
Schedule of Portfolio Investments	24
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	33-35
Financial Highlights	45-48
Victory RS Investors Fund
Schedule of Portfolio Investments	26
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	36-37
Financial Highlights	49-52
Victory Global Natural Resources Fund
Schedule of Portfolio Investments	28
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	36-37
Financial Highlights	53-56
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	68
Supplemental Information	69
Trustee and Officer Information	69
Proxy Voting and Form N-Q Information	72
Expense Examples	72
Additional Federal Income Tax Information	75
Advisory Contract Renewal	76

Victory Portfolios

1

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

The Victory RS Value Funds (Unaudited)

RS Partners Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• Victory RS Partners Fund (the "Fund") delivered positive performance, but underperformed the Russell 2000 Value Index (the "Index") for the twelve-month period ended December 31, 2016.

• In 2016, underperformance was primarily the result of negative stock selection in Materials & Processing, Technology and Consumer Staples. However, the Fund was helped by positive stock selection in Financial Services and Health Care. The Fund was helped by positive allocation to Materials & Processing, but this was offset by negative allocation to Health Care and a cash drag.

• The Fund pursues long-term capital appreciation by seeking to identify small-cap companies with improving returns on invested capital, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a quick recovery, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the target for the federal funds rate by 25 basis points on December 13 and hinted at continued tightening in 2017, resulting in a steepening yield curve. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

For the one-year period ended December 31, 2016, the Fund underperformed its benchmark, the Index, and returned 24.04% (Class A Shares at net asset value), versus 31.74% for the Index.

4

The Victory RS Value Funds (Unaudited)

RS Partners Fund (continued)

Performance Review

The Fund showed strong performance in most of 2016, beating the Index through the end of October, but was unable to keep pace with the Index after the surprise Trump victory.

2016 was a challenging year for Health Care investors, as politics played a significant role in the industry's fortunes. For the Fund, the Health Care sector contained both the best and the worst performer for the year. Allscripts Healthcare Solutions, Inc. is a leading provider of Health Care IT solutions to physicians, hospitals, clinics, and other Health Care delivery facilities. Allscripts underperformed because investors were concerned the repeal of Obamacare would cause a slowdown in hospital demand for IT products and services.

Also in Health Care was the Fund's top performer for the year, HMS Holdings Corp. The company provides cost containment services that aim to reduce fraud, waste, and abuse for public and private Health Care payors like Medicaid, Medicare, and managed care organizations. The stock jumped as HMS announced that a competitor (who allegedly stole HMS proprietary information) agreed to a settlement that bars the rival from competing for Medicaid business for seven years. This development restores the monopolistic position of HMS Holdings Corp in the Medicaid business and the stock rebounded.

In the consumer discretionary sector, American Axle & Manufacturing Holdings, Inc. was an underperformer. American Axle & Manufacturing Holdings, Inc. is a leading, global automotive supplier of driveline and drivetrain systems and related components for light trucks, SUVs, and passenger cars. Our thesis was that the company would have improving returns on invested capital ("ROIC") as it diversified away from its heavy exposure to General Motors and was able to grow operating income with new product wins. However, the capital intensity of the business started to increase, preventing the improvement in ROIC, as the capital base started to grow at a faster pace than anticipated. We exited the position in the first quarter.

In the financial services sector, Endurance Specialty Holdings Ltd. was a significant contributor. Endurance Specialty Holdings Ltd. is a property and casualty (re)insurer, with premiums split roughly equally between reinsurance and specialty insurance. Our original investment thesis focused on a new capital allocator that we believed would improve risk-adjusted returns, and was supported by a strong balance sheet, as well as a valuation that traded at a significant discount to its intrinsic value. The Fund was rewarded in the fourth quarter as the company was sold to the Japanese insurance company, Sompo Holdings, that offered to acquire Endurance at a nearly 48% premium to the stock's October 3 closing price.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, as proposed policies from the new Trump administration, such as tax cuts, fiscal stimulus and deregulation should provide a favorable backdrop. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments we own. We also remain disciplined in our value investment process, focusing on what we believe to be high-quality, durable businesses that can be acquired at reasonable valuations.

5

The Victory RS Value Funds (Unaudited)

RS Partners Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class R	Class Y
INCEPTION DATE	7/12/95		10/31/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Value Index
One Year	24.04%	16.91%	23.64%	24.41%	31.74%
Three Year	2.11%	0.11%	1.73%	2.42%	8.31%
Five Year	12.56%	11.23%	12.13%	12.91%	15.07%
Ten Year	6.13%	5.50%	5.71%	N/A	6.26%
Since Inception	11.38%	11.07%	6.06%	5.83%	N/A
Expense Ratios
Gross	1.41%		1.85%	1.17%
With Applicable Waivers	1.41%		1.81%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Partners Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

The Victory RS Value Funds (Unaudited)

RS Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• Victory RS Value Fund (the "Fund") delivered positive performance, but underperformed the Russell Midcap Value Index (the "Index) for the twelve-month period ended December 31, 2016.

• In 2016, underperformance was primarily the result of negative allocation in Consumer Discretionary, Producer Durables, and cash. Negative stock selection hurt the Fund in Health Care and Materials & Processing. However, the Fund was helped by positive stock selection in Financial Services.

• The Fund pursues long-term capital appreciation by seeking to identify mid-cap companies with improving returns on invested capital, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a quick recovery, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the target for the federal funds rate by 25 basis points on December 13 and hinted at continued tightening in 2017, resulting in a steepening yield curve. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

For the one-year period ended December 31, 2016, the Fund underperformed its benchmark the Index, and returned 10.92% (Class A Shares at net asset value), versus 20.00% for the Index.

7

The Victory RS Value Funds (Unaudited)

RS Value Fund (continued)

Performance Review

2016 was a challenging year for health care investors, as politics played a significant role in the industry's fortunes. In the Index, the Pharmaceuticals sub-sector was the worst performer within health care, declining 40%. Our investment in Endo International Plc, a specialty pharmaceutical company focused on generic and branded pharmaceuticals, was a negative contributor for the year. The collapse of a prominent pharma competitor caused the multiples of the entire group to compress. Against this backdrop, we exited the Fund's position in Endo.

In the Consumer Discretionary sector, the Fund had both a top and bottom contributor for the year. Liberty Interactive Corporation QVC Group Class A, a leader in video and e-commerce retailing, was a negative contributor for the year. The company's key properties include the QVC home shopping channel, QVC.com, QVC International, flash-sale site Zulilly.com, as well as a 39% economic interest in HSN Inc. Like many consumer-facing companies, QVC experienced a slowdown in demand during the summer months and the stock declined. We believed the slowdown was temporary, and added to the Fund's position during the year.

Liberty Broadband Corp.is a holding company controlled by John Malone whose primary asset is a 20% economic interest in Charter Communications, Inc. ("CHTR"), and was the Fund's top performer for the year. Liberty's share performance largely tracks that of Charter, which is a cable services company with a very durable business. Investors approved of Charter's acquisitions of Time Warner Cable and Bright House Cable System, bidding the stock price up for the year.

In Financial Services, Iron Mountain Inc., the global leader for storage and information management solutions, was a significant contributor to Fund performance for the year. Iron Mountain performed well during the year as investors had greater comfort that hard copy document storage was not declining, as well as the completion of their acquisition of Recall Holdings Limited, which had previously involved concerns around anti-trust issues.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, as proposed policies from the new Trump administration, such as tax cuts, fiscal stimulus and deregulation should provide a favorable backdrop. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments the Fund owns. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

8

The Victory RS Value Funds (Unaudited)

RS Value Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/30/93		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap Value Index
One Year	10.92%	4.54%	10.01%	9.04%	10.45%	11.14%	20.00%
Three Year	5.12%	3.06%	4.28%	4.28%	4.69%	5.33%	9.45%
Five Year	12.73%	11.39%	11.86%	11.86%	12.28%	12.98%	15.70%
Ten Year	5.42%	4.80%	N/A	N/A	5.01%	N/A	7.59%
Since Inception	7.40%	7.13%	3.81%	3.81%	4.96%	4.88%	N/A
Expense Ratios
Gross	1.25%		2.03%		1.58%	1.10%
With Applicable Waivers	1.25%		2.03%		1.58%	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

The Victory RS Value Funds (Unaudited)

RS Large Cap Alpha Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• Victory RS Large Cap Alpha Fund (the "Fund") delivered positive performance, but underperformed the Russell 1000 Value Index (the "Index) for the twelve-month period ended December 31, 2016.

• In 2016, underperformance was primarily the result of negative stock selection in Health Care, Consumer Staples and Technology. However, the Fund was helped by positive stock selection in Energy. The Fund was helped by positive allocation to Financial Services, but this was eclipsed by negative allocation to a cash drag.

• The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a quick recovery, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the target for the federal funds rate by 25 basis points on December 13 and hinted at continued tightening in 2017, resulting in a steepening yield curve. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

For the one-year period ended December 31, 2016, the Fund underperformed its benchmark, the Index, and returned 8.67% (Class A Shares at net asset value), versus 17.34% for the Index.

10

The Victory RS Value Funds (Unaudited)

RS Large Cap Alpha Fund (continued)

Performance Review

2016 was a challenging year for health care investors, as politics played a significant role in the industry's fortunes. Our investment in Endo International Plc, a specialty pharmaceutical company focused on generic and branded pharmaceuticals, was a negative contributor for the year. The collapse of a prominent pharma competitor caused the multiples of the entire group to compress. Against this backdrop, we exited our position in Endo.

Within Health Care, Allergan PLC was a negative contributor for the year. Allergan PLC is a global specialty pharmaceutical company focusing on medical aesthetics, neurology, gastroenterology, women's health, and ophthalmology. One of their most recognized Health Care brands is Botox, for the cosmetic treatment of wrinkling as well as other medical conditions like chronic headache. Allergan's shares underperformed this year primarily because of the failed acquisition by Pfizer. One of the potential benefits of Pfizer acquiring Allergan was the proposed inversion of the new conglomerate to Ireland, which has a low corporate tax rate. However, the U.S. Treasury Department changed the inversion rules, making the inversion nearly impossible to execute. Given our conviction in the company's strong fundamentals, and what we believe is asymmetric risk/reward in the stock, we have made the name one of our largest positions.

Two of the Fund's top contributors for the year were in Financial Services. Comerica, Inc., was a positive contributor for the year. The company is a Dallas, Texas-based regional bank with $61B in assets, 500 branches, and 600 ATMs, with a footprint primarily focused in Texas, Michigan, and California. Comerica's stock performance was driven primarily by increased operating efficiencies at the bank as well as greater optimism around higher interest rates.

JPMorgan Chase & Co., also in Financial Services, was a positive contributor for the year. JPMorgan Chase & Co. is a financial holding company, that provides financial and investment banking services. JPMorgan performed well during the year due to rising interest rates, greater capital markets activity and an expectation for deregulation of the financial services industry that could drive greater profitability.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, as proposed policies from the new Trump administration, such as tax cuts, fiscal stimulus and deregulation should provide a favorable backdrop. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments the Fund owns. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

11

The Victory RS Value Funds (Unaudited)

RS Large Cap Alpha Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/1/72		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 1000 Value Index	S&P 500 Index
One Year	8.67%	2.42%	7.80%	6.80%	8.30%	8.89%	17.34%	11.96%
Three Year	6.38%	4.30%	5.53%	5.53%	5.99%	6.61%	8.59%	8.87%
Five Year	14.10%	12.75%	13.19%	13.19%	13.68%	14.38%	14.80%	14.66%
Ten Year	7.61%	6.97%	6.77%	6.77%	7.21%	N/A	5.72%	6.95%
Since Inception	11.68%	11.53%	1.79%	1.79%	4.90%	7.26%	N/A	N/A
Expense Ratios
Gross	0.88%		1.68%		1.28%	0.67%
With Applicable Waivers	0.88%		1.68%		1.26%	0.67%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Large Cap Alpha — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

The Victory RS Value Funds (Unaudited)

RS Investors Fund

Portfolio Holdings

As a Percentage of Total Investments

Highlights

• Victory RS Investors Fund (the "Fund") delivered positive performance, but underperformed the Russell 3000 Value Index (the "Index) for the twelve-month period ended December 31, 2016.

• In 2016, underperformance was primarily the result of negative stock selection in Consumer Discretionary and Technology, as well as Health Care and Materials & Processing. However, the Fund was helped by positive stock selection in Financial Services. The Fund was also negatively impacted by allocation to Consumer Discretionary, Energy and a cash drag, but was moderated by positive allocation to Health Care.

• The Fund pursues long-term capital appreciation by seeking to identify companies with improving returns on invested capital across the small-, mid-, and large-cap spectrum, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative United States Federal Reserve (the "Fed") policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a quick recovery, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the target for the federal funds rate by 25 basis points on December 13 and hinted at continued tightening in 2017, resulting in a steepening yield curve. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

For the one-year period ended December 31, 2016, the Fund underperformed its benchmark the Index, and returned 9.90% (Class A Shares at net asset value), versus 18.40% for the Index.

13

The Victory RS Value Funds (Unaudited)

RS Investors Fund (continued)

Performance Update

In the Consumer Discretionary sector, the Fund had both a top and bottom contributor for the year. Liberty Interactive Corporation QVC Group Class A, a leader in video and e-commerce retailing, was a negative contributor for the year. The company's key properties include the QVC home shopping channel, QVC.com, QVC International, flash-sale site Zulily.com, as well as a 39% economic interest in HSN Inc. Like many consumer-facing companies, QVC experienced a slowdown in demand during the summer months and the stock declined. We believed the slowdown was temporary, and added to the Fund's position during the year.

2016 was a challenging year for Health Care investors, as politics played a significant role in the industry's fortunes. Within Health Care, Allergan PLC was a negative contributor for the year. Allergan PLC is a global specialty pharmaceutical company focusing on medical aesthetics, neurology, gastroenterology, women's health, and ophthalmology. One of their most recognized healthcare brands is Botox, for the cosmetic treatment of wrinkling as well as other medical conditions like chronic headache. Allergan's shares underperformed this year primarily because of the failed acquisition by Pfizer. One of the potential benefits of Pfizer acquiring Allergan was the proposed inversion of the new conglomerate to Ireland, which has a low corporate tax rate. However, the U.S. Treasury Department changed the inversion rules, making the inversion nearly impossible to execute. Given our conviction in the company's strong fundamentals, and what we believe is asymmetric risk/reward in the stock, we have made the name one of the Fund's largest positions.

Also in consumer discretionary, Liberty Broadband Corp, a holding company controlled by John Malone whose primary asset is a 20% economic interest in Charter Communications Inc. ("CHTR"), was the Fund's top performer for the year. Liberty's share performance largely tracks that of Charter, which is a cable services company with a very durable business. Investors approved of Charter's acquisitions of Time Warner Cable and Bright House Cable System, bidding the stock price up for the year.

In Financial Services, Iron Mountain Inc., the global leader for storage and information management solutions, was a significant contributor to Fund performance for the year. Iron Mountain performed well during the year as investors had greater comfort that hard copy document storage was not declining, as well as the completion of their acquisition of Recall Holdings Limited, which had previously involved concerns around anti-trust issues.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, as proposed policies from the new Trump administration, such as tax cuts, fiscal stimulus and deregulation should provide a favorable backdrop. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments the Fund owns. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

14

The Victory RS Value Funds (Unaudited)

RS Investors Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/05		7/24/07		1/3/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 3000 Value Index[1]
One Year	9.90%	3.57%	9.08%	8.08%	9.38%	10.17%	18.40%
Three Year	3.24%	1.23%	2.47%	2.47%	2.72%	3.53%	8.55%
Five Year	14.31%	12.95%	13.47%	13.47%	13.79%	14.64%	14.81%
Ten Year	5.79%	5.16%	N/A	N/A	N/A	N/A	5.76%
Since Inception	7.14%	6.57%	4.49%	4.49%	5.18%	5.47%	N/A
Expense Ratios
Gross	1.49%		2.27%		1.89%	1.19%
With Applicable Waivers	1.33%		2.07%		1.89%	1.05%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

RS Investors Fund — Growth of $10,000

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

The Victory RS Value Funds (Unaudited)

Global Natural Resources Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Overview

Most commodities have been oversupplied over the last few years due to the significant increase in capital spending and production that has occurred over the last decade. Unlike demand-driven downturns, capital expenditure (CAPEX)-driven downturns typically take more time to rebalance given a relatively inelastic supply base. However, price is frequently the catalyst for reaching equilibrium, and with most commodities having traded well below the marginal cost of supply for some time, approaching cash costs at the trough, capital investment has fallen, supply growth has moderated, and most markets are finally beginning to tighten.

As supply growth slowed, overall demand growth for most commodities has remained stable. As a result, the supply/demand balance is either already in balance for some shorter-cycle commodities, such as oil and gas, or we expect that it is about to improve over the next few years for longer-cycle commodities, such as copper, zircon, and iodine. This observation is consistent with 2016 price action, as discussed above. Overall, we believe that most commodities are still trading at a significant discount to marginal cost. Going forward, the slope and magnitude of the eventual cyclical recovery will be influenced by the depth and duration of the most recent downturn. The extended period of below marginal cost pricing has impacted supply, setting the stage for the nascent recovery. Barring a recession and a subsequent decline in demand for commodities, we believe that the outlook for commodity prices is still quite positive from here.

Performance Update

The Victory Global Natural Resources Fund (the "Fund") generated a net return of 53.13% (Class A Shares at net asset value), for the year ended December 31, 2016, outperforming its benchmarks — the MSCI World Commodity Producers Index and the S&P North American Natural Resources Index — which returned 30.53% and 30.87%, respectively.

Portfolio Review

In 2016, commodity mix contributed to outperformance, in addition to investments in base metals, North American natural gas and mining service coupled with a lack of exposure to refining and marketing and energy service and equipment — areas which were a significant headwind to relative performance in 2015. Stock selection contributed to relative outperformance over the course of the year, driven largely by North American oil, North American natural gas, and international energy. Similar to the comparisons with the MSCI World Commodity Producers Index, stock selection has been a positive source of relative returns across the cycle when compared with the S&P North American Natural Resource Sector Index. The Fund's exposure to international energy and power partially offset the positive impacts of commodity mix and stock selection during the year.

16

The Victory RS Value Funds (Unaudited)

Global Natural Resources Fund (continued)

The composition of the Fund's portfolio is little changed over the course of the year, with incremental additions to both unconventional and conventional oil producers and the reintroduction of an independent power producer funded with proceeds from managing position sizes in select copper and natural gas names. Natural gas remains the Fund's largest exposure, as the combination of valuations — we ended the year with stocks only discounting the value of proved reserves, based on our estimates of marginal cost — a relatively steep cost curve and what we consider to be promising longer-term demand trends all point towards an attractive investment proposition. Copper is also relatively unloved and was one of the worst performing commodities until the last couple of months of the year. The stocks did rebound off what we believed to be unsustainably low levels earlier in the year, but are still attractive to us as they trade at a discount to our assessment of the value of their proved reserves and, critically, provide clients with exposure to some of the potentially highest returning future projects under development today. In oil, we have remained focused on the Fund's existing positions in core Midland acreage, while adding to our Wattenberg and Delaware exposures. In addition, we spent time reviewing more conventional assets where returns look similar to existing unconventional assets and valuations are more compelling to us. We were able to deploy some capital into these names in 2016 and will continue to look for incremental opportunities to do so going forward. Finally, we continue to find select opportunities in industrial metals producers and international oil and gas companies.

Outlook

We think fundamentals are improving. Capital spending on new projects is only just beginning, demand growth is healthy, spare capacity is extremely low, and, for many commodities, inventories are finally being drawn down. We expect that depletion will push prices back to the marginal cost of supply, if a supply shock doesn't. As always, the timing will be driven by demand and the magnitude of the supply response. Over time, we expect that rising supply costs will drive the prices of many commodities higher, not lower, and that when commodity prices move back toward more normal levels, low-cost companies will continue to create value through the redeployment of capital into high-return projects. Due to the uncertainty regarding timing, the markets do not appear to be discounting these eventualities. As a result of the downturn, we have been able to build an increasingly-concentrated portfolio of companies that own what we believe to be some of the highest-return natural resource projects in the world, and we are excited about the prospects for these companies to create value for the Fund's investors during the next cycle.

17

The Victory RS Value Funds (Unaudited)

Global Natural Resources Fund (continued)

Average Annual Return

Year Ended December 31, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI World Commodity Producers	S&P North American Natural Resources Sector Index	S&P 500 Index
One Year	53.13%	44.29%	51.94%	50.94%	52.72%	53.67%	30.53%	30.87%	11.96%
Three Year	–9.94%	–11.70%	–10.63%	–10.63%	–10.22%	–9.63%	–5.33%	–3.66%	8.87%
Five Year	–5.08%	–6.20%	–5.80%	–5.80%	–5.40%	–4.76%	–1.43%	1.26%	14.66%
Ten Year	–0.60%	–1.19%	N/A	N/A	–1.01%	N/A	0.37%	2.64%	6.95%
Since Inception	6.64%	6.35%	–2.75%	–2.75%	–1.48%	–1.66%	N/A	N/A	N/A
Expense Ratios
Gross	1.44%		2.25%		1.73%	1.14%
With Applicable Waivers	1.44%		2.25%		1.73%	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 18, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Global Natural Resources Fund — Growth of $10,000

1The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes.

2The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index.

3The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

Victory Portfolios RS Partners Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (96.3%)
Banks (19.5%):
Associated Banc-Corp.	1,158,787	$28,622,039
Boston Private Financial Holdings, Inc.	392,247	6,491,688
Chemical Financial Corp.	323,205	17,508,015
Columbia Banking System, Inc.	373,836	16,702,992
First Horizon National Corp.	1,250,414	25,020,784
Hancock Holding Co.	111,017	4,784,833
NBT Bancorp, Inc.	69,295	2,902,075
Renasant Corp.	238,193	10,056,508
Synovus Financial Corp.	507,319	20,840,665
UMB Financial Corp.	199,262	15,367,085
		148,296,684
Capital Markets (2.9%):
Bats Global Markets, Inc.	362,153	12,135,747
Federated Investors, Inc., Class B	345,452	9,769,383
		21,905,130
Consumer Discretionary (8.2%):
Kate Spade & Co. (a)	254,163	4,745,223
Liberty Expedia Holdings, Inc., Series A, Class A (a)	465,157	18,452,778
Liberty Ventures, Series A, Class A (a)	558,977	20,609,482
Penske Automotive Group, Inc.	122,541	6,352,525
The Wendy's Co.	885,555	11,972,704
		62,132,712
Consumer Staples (5.6%):
Hostess Brands, Inc. (a)	599,551	7,794,163
Performance Food Group Co. (a)	310,285	7,446,840
Pinnacle Foods, Inc.	151,807	8,114,084
TreeHouse Foods, Inc. (a)	262,052	18,917,534
		42,272,621
Energy (6.1%):
Dril-Quip, Inc. (a)	107,191	6,436,819
Energen Corp. (a)	144,277	8,320,455
Kosmos Energy Ltd. (a)	1,609,657	11,283,695
Matador Resources Co. (a)	182,567	4,702,926
RPC, Inc. (b)	228,406	4,524,723
Superior Energy Services, Inc.	232,850	3,930,508
Synergy Resources Corp. (a)	829,634	7,392,039
		46,591,165
Health Care (5.7%):
Allscripts Healthcare Solutions, Inc. (a)	1,046,540	10,685,173
HMS Holdings Corp. (a)	794,710	14,431,934
Magellan Health, Inc. (a)	102,084	7,681,821
NuVasive, Inc. (a)	149,755	10,087,497
		42,886,425

See notes to financial statements.

19

Victory Portfolios RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Industrials (9.1%):
Actuant Corp., Class A	219,803	$5,703,888
Advanced Disposal Services, Inc. (a)	298,715	6,637,447
Avis Budget Group, Inc. (a) (b)	221,853	8,137,568
Masonite International Corp. (a)	129,676	8,532,681
Mueller Water Products, Inc., Class A	300,648	4,001,625
Regal Beloit Corp.	96,488	6,681,794
Rexnord Corp. (a)	308,510	6,043,711
Rush Enterprises, Inc., Class A (a)	139,084	4,436,780
Waste Connections, Inc.	241,985	19,017,601
		69,193,095
Information Technology (17.5%):
Belden, Inc.	108,289	8,096,769
CACI International, Inc., Class A (a)	48,710	6,054,653
CommVault Systems, Inc. (a)	590,428	30,347,999
Euronet Worldwide, Inc. (a)	215,310	15,594,903
MicroStrategy, Inc., Class A (a)	79,621	15,717,185
NetScout Systems, Inc. (a)	547,993	17,261,780
Pegasystems, Inc.	235,650	8,483,400
RealPage, Inc. (a)	273,950	8,218,500
Verint Systems, Inc. (a)	551,174	19,428,884
WebMD Health Corp. (a)	76,658	3,799,937
		133,004,010
Insurance (5.6%):
Primerica, Inc.	237,863	16,448,227
Torchmark Corp.	190,770	14,071,195
Validus Holdings Ltd.	211,827	11,652,603
		42,172,025
Materials (4.5%):
Commercial Metals Co.	183,548	3,997,675
Compass Minerals International, Inc. (b)	236,796	18,552,967
Summit Materials, Inc., Class A (a)	502,207	11,947,505
		34,498,147
Real Estate (6.0%):
Education Realty Trust, Inc.	278,020	11,760,246
Equity Commonwealth (a)	800,231	24,198,985
Urban Edge Properties	358,260	9,855,733
		45,814,964
Thrifts & Mortgage Finance (3.1%):
Essent Group Ltd. (a)	724,431	23,449,831
Utilities (2.5%):
Black Hills Corp.	151,055	9,265,714
PNM Resources, Inc.	281,532	9,656,548
		18,922,262
Total Common Stocks (Cost $575,528,991)		731,139,071

See notes to financial statements.

20

Victory Portfolios RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Preferred Stocks (0.3%)
Health Care (0.3%):
WellDoc, Inc. (c)	1,587,483	$1,942,920
Total Preferred Stock (Cost $1,942,920)		1,942,920
Collateral for Securities Loaned (3.1%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (d)	10,207,168	10,207,168
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (d)	13,480,180	13,480,180
Total Collateral for Securities Loaned (Cost $23,687,348)		23,687,348
Total Investments (Cost $601,159,259) — 99.7%		756,769,339
Other assets in excess of liabilities — 0.3%		2,649,064
NET ASSETS — 100.00%		$759,418,403

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.3% of the Fund's net assets as of December 31, 2016.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

See notes to financial statements.

21

Victory Portfolios RS Value Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (97.7%)
Consumer Discretionary (11.9%):
Aramark	400,695	$14,312,825
Expedia, Inc.	95,430	10,810,310
Liberty Broadband Corp., Class C (a)	118,337	8,765,222
Liberty Interactive Corp. QVC Group, Series A (a)	1,128,140	22,540,238
Liberty Sirius XM Group, Series C, Class C (a)	210,173	7,129,068
Service Corp. International	66,360	1,884,624
		65,442,287
Consumer Staples (5.5%):
Pinnacle Foods, Inc.	278,440	14,882,618
TreeHouse Foods, Inc. (a)	211,705	15,282,984
		30,165,602
Energy (9.3%):
Concho Resources, Inc. (a)	29,277	3,882,130
Devon Energy Corp.	167,083	7,630,681
Energen Corp. (a)	101,958	5,879,918
EQT Corp.	82,380	5,387,652
Helmerich & Payne, Inc.	112,909	8,739,157
Noble Energy, Inc.	522,125	19,872,077
		51,391,615
Financials (24.1%):
Assurant, Inc.	68,300	6,342,338
Athene Holding Ltd., Class A (a)	127,000	6,094,730
Comerica, Inc.	226,742	15,443,397
E*TRADE Financial Corp. (a)	612,770	21,232,481
Fairfax Financial Holdings Ltd.	30,639	14,800,292
First Hawaiian, Inc.	342,072	11,910,947
FNF Group	168,104	5,708,812
KeyCorp	331,040	6,048,101
The Progressive Corp.	872,482	30,973,110
Validus Holdings Ltd.	267,929	14,738,774
		133,292,982
Health Care (5.8%):
Allergan PLC (a)	121,480	25,512,015
NuVasive, Inc. (a)	93,170	6,275,931
		31,787,946
Industrials (4.9%):
Allison Transmission Holdings, Inc.	162,560	5,476,646
HD Supply Holdings, Inc. (a)	144,060	6,123,991
Teledyne Technologies, Inc. (a)	36,320	4,467,360
Timken Co.	109,530	4,348,341
United Rentals, Inc. (a)	60,170	6,352,748
		26,769,086

See notes to financial statements.

22

Victory Portfolios RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Information Technology (13.9%):
Cognizant Technology Solutions Corp., Class A (a)	309,511	$17,341,902
Euronet Worldwide, Inc. (a)	155,833	11,286,984
Fidelity National Information Services, Inc.	130,072	9,838,646
Harris Corp.	40,930	4,194,097
SS&C Technologies Holdings, Inc.	590,878	16,899,111
Synopsys, Inc. (a)	172,861	10,174,598
Verint Systems, Inc. (a)	204,650	7,213,913
		76,949,251
Materials (8.8%):
Ball Corp.	181,000	13,587,671
Compass Minerals International, Inc. (b)	115,540	9,052,559
Crown Holdings, Inc. (a)	93,269	4,903,151
Goldcorp, Inc.	413,300	5,620,880
Westlake Chemical Corp.	77,590	4,344,264
WestRock Co.	220,960	11,218,139
		48,726,664
Real Estate (8.2%):
American Campus Communities, Inc.	119,570	5,950,999
Equity Commonwealth (a)	684,193	20,689,995
Iron Mountain, Inc.	339,108	11,014,228
MGM Growth Properties LLC, Series A	290,600	7,355,086
		45,010,308
Utilities (5.3%):
Atmos Energy Corp.	98,509	7,304,442
DTE Energy Co.	73,425	7,233,097
WEC Energy Group, Inc.	122,795	7,201,927
Xcel Energy, Inc.	179,335	7,298,935
		29,038,401
Total Common Stocks (Cost $445,030,283)		538,574,142
Collateral for Securities Loaned (1.7%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	3,992,447	3,992,447
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	5,272,657	5,272,657
Total Collateral for Securities Loaned (Cost $9,265,104)		9,265,104
Total Investments (Cost $454,295,387) — 99.4%		547,839,246
Other assets in excess of liabilities — 0.6%		3,570,555
NET ASSETS — 100.00%		$551,409,811

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

LLC — Limited Liability Co.

PLC — Public Liability Co.

See notes to financial statements.

23

Victory Portfolios RS Large Cap Alpha Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (97.9%)
Banks (12.5%):
Comerica, Inc.	351,260	$23,924,319
JPMorgan Chase & Co.	241,650	20,851,979
U.S. Bancorp	198,900	10,217,493
The PNC Financial Services Group, Inc.	162,670	19,025,883
		74,019,674
Capital Markets (4.3%):
E*TRADE Financial Corp. (a)	735,660	25,490,619
Consumer Discretionary (8.3%):
Charter Communications, Inc., Class A (a)	33,421	9,622,574
Liberty Interactive Corp. QVC Group, Series A (a)	854,951	17,081,921
Sirius XM Holdings, Inc. (b)	1,726,080	7,681,056
Twenty-First Century Fox, Inc.	533,962	14,972,295
		49,357,846
Consumer Staples (4.0%):
CVS Health Corp.	128,175	10,114,289
Mondelez International, Inc., Class A	310,960	13,784,857
		23,899,146
Energy (14.2%):
Chevron Corp.	160,845	18,931,456
Devon Energy Corp.	202,688	9,256,761
Enterprise Products Partners LP	460,640	12,455,706
EOG Resources, Inc.	142,379	14,394,517
Helmerich & Payne, Inc.	167,930	12,997,782
Noble Energy, Inc.	433,024	16,480,893
		84,517,115
Health Care (6.3%):
Aetna, Inc.	16,100	1,996,561
Allergan PLC (a)	111,114	23,335,051
Bristol-Myers Squibb Co.	105,720	6,178,277
UnitedHealth Group, Inc.	34,875	5,581,395
		37,091,284
Industrials (5.9%):
General Dynamics Corp.	64,050	11,058,873
General Electric Co.	468,120	14,792,592
Union Pacific Corp.	88,270	9,151,834
		35,003,299
Information Technology (16.6%):
Alphabet, Inc., Series A, Class A (a)	38,180	30,255,741
Cognizant Technology Solutions Corp., Class A (a)	330,887	18,539,598
Microsoft Corp.	323,630	20,110,368
SS&C Technologies Holdings, Inc.	407,145	11,644,347
Visa, Inc., Class A	229,530	17,907,931
		98,457,985

See notes to financial statements.

24

Victory Portfolios RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Insurance (14.1%):
Aflac, Inc.	81,450	$5,668,920
Athene Holding Ltd., Class A (a)	308,390	14,799,636
MetLife, Inc.	182,950	9,859,176
Hartford Financial Services Group, Inc.	376,870	17,957,856
The Progressive Corp.	1,003,470	35,623,184
		83,908,772
Materials (6.6%):
Ball Corp.	239,690	17,993,528
Goldcorp, Inc.	534,130	7,264,168
LyondellBasell Industries NV, Class A	164,469	14,108,151
		39,365,847
Real Estate (2.0%):
Boston Properties, Inc.	92,280	11,606,978
Utilities (3.1%):
DTE Energy Co.	93,850	9,245,164
WEC Energy Group, Inc.	157,890	9,260,248
		18,505,412
Total Common Stocks (Cost $473,324,775)		581,223,977
Collateral for Securities Loaned (1.3%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	3,433,399	3,433,399
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	4,534,346	4,534,346
Total Collateral for Securities Loaned (Cost $7,967,745)		7,967,745
Total Investments (Cost $481,292,520) — 99.2%		589,191,722
Other assets in excess of liabilities — 0.8%		4,674,330
NET ASSETS — 100.00%		$593,866,052

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

LP — Limited Partnership

PLC — Public Liability Co.

See notes to financial statements.

25

Victory Portfolios RS Investors Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (97.3%)
Banks (10.5%):
Comerica, Inc.	47,280	$3,220,241
JPMorgan Chase & Co.	38,190	3,295,415
First Hawaiian, Inc.	94,280	3,282,830
		9,798,486
Capital Markets (4.0%):
E*TRADE Financial Corp. (a)	107,895	3,738,562
Consumer Discretionary (12.5%):
Aramark	75,960	2,713,291
Liberty Broadband Corp., Class C (a)	18,890	1,399,182
Liberty Interactive Corp. QVC Group, Series A (a)	257,370	5,142,253
Twenty-First Century Fox, Inc.	87,940	2,465,838
		11,720,564
Consumer Staples (5.4%):
Pinnacle Foods, Inc.	49,270	2,633,481
TreeHouse Foods, Inc. (a)	34,130	2,463,845
		5,097,326
Energy (10.2%):
Chevron Corp.	28,040	3,300,308
EOG Resources, Inc.	20,520	2,074,572
Noble Energy, Inc.	111,342	4,237,677
		9,612,557
Health Care (6.7%):
Allergan PLC (a)	30,133	6,328,231
Information Technology (24.3%):
Alphabet, Inc., Series A, Class A (a)	6,477	5,132,699
Cognizant Technology Solutions Corp., Class A (a)	36,260	2,031,648
CommVault Systems, Inc. (a)	67,215	3,454,850
Euronet Worldwide, Inc. (a)	29,600	2,143,928
Fidelity National Information Services, Inc.	38,140	2,884,909
Microsoft Corp.	38,470	2,390,526
SS&C Technologies Holdings, Inc.	100,037	2,861,058
Verint Systems, Inc. (a)	52,690	1,857,323
		22,756,941
Insurance (12.7%):
Assurant, Inc.	28,120	2,611,223
Fairfax Financial Holdings Ltd.	6,470	3,125,359
The Progressive Corp.	174,930	6,210,015
		11,946,597
Materials (7.4%):
Ball Corp.	31,190	2,341,433
Compass Minerals International, Inc. (b)	35,966	2,817,936
LyondellBasell Industries NV, Class A	20,920	1,794,518
		6,953,887

See notes to financial statements.

26

Victory Portfolios RS Investors Fund	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Real Estate (3.6%):
Equity Commonwealth (a)	110,530	$3,342,427
Total Common Stocks (Cost $78,105,126)		91,295,578
Collateral for Securities Loaned (3.1%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	1,242,020	1,242,020
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	1,640,284	1,640,284
Total Collateral for Securities Loaned (Cost $2,882,304)		2,882,304
Total Investments (Cost $80,987,430) — 100.3%		94,177,882
Liabilities in excess of other assets — (0.3)%		(312,356)
NET ASSETS — 100.00%		$93,865,526

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

PLC — Public Liability Co.
See notes to financial statements.

27

Victory Portfolios Global Natural Resources Fund	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (96.4%)
Chemicals (10.2%):
Sociedad Quimica y Minera de Chile S.A., ADR	6,693,749	$191,775,909
Metals & Mining (33.0%):
First Quantum Minerals Ltd.	20,037,152	199,252,126
Taseko Mines Ltd. (a)	20,330,891	17,523,195
HudBay Minerals, Inc.	6,896,925	39,455,035
Iluka Resources Ltd.	10,489,893	54,819,324
Mineral Resources Ltd.	3,976,690	34,592,126
Turquoise Hill Resources Ltd. (a)	85,351,904	275,686,650
		621,328,456
Oil, Gas & Consumable Fuels (48.4%):
Antero Resources Corp. (a)	6,168,000	145,873,199
Cabot Oil & Gas Corp.	3,917,624	91,515,697
Centennial Research Development, Inc. PIPE	1,129,295	18,926,984
Denbury Resources, Inc. (a)	10,219,747	37,608,669
Kosmos Energy Ltd. (a)	9,175,324	64,319,021
Laredo Petroleum, Inc. (a)	6,581,538	93,062,947
Noble Energy, Inc.	2,296,776	87,415,295
Ophir Energy PLC (a)	27,008,944	32,016,041
Peyto Exploration & Development Corp.	680,269	16,828,107
Range Resources Corp.	2,558,274	87,902,295
Southwestern Energy Co. (a)	6,439,667	69,677,197
Synergy Resources Corp. (a) (b)	6,784,389	60,448,906
Tourmaline Oil Corp. (a)	1,271,570	34,012,722
Whitecap Resources, Inc.	7,670,835	69,480,337
		909,087,417
Utilities (4.8%):
Calpine Corp. (a)	7,900,820	90,306,373
Total Common Stocks (Cost $2,044,223,756)		1,812,498,155
Collateral for Securities Loaned (1.0%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	8,197,053	8,197,053
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	10,825,505	10,825,505
Total Collateral for Securities Loaned (Cost $19,022,558)		19,022,558
Total Investments (Cost $2,063,246,314) — 97.4%		1,831,520,713
Other assets in excess of liabilities — 2.6%		49,681,618
NET ASSETS — 100.00%		$1,881,202,331

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ADR — American Depositary Receipt

PIPE — Private Issuance of Public Equity

PLC — Public Liability Co.

See notes to financial statements.

28

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	RS Partners Fund		RS Value Fund		RS Large Cap Alpha Fund
ASSETS:
Investments, at value (Cost $601,159,259, $454,295,387 and $481,292,520)	$756,769,339	(a)	$547,839,246	(b)	$589,191,722	(c)
Cash and cash equivalents	28,632,460		20,458,768		13,548,838
Interest and dividends receivable	345,831		382,384		590,079
Receivable for capital shares issued	1,040,489		454,716		511,690
Receivable for investments sold	5,235,657		—		—
Receivable from Adviser	118,746		263,025		69,930
Prepaid expenses	183,151		142,631		150,529
Total Assets	792,325,673		569,540,770		604,062,788
LIABILITIES:
Collateral for securities loaned	23,687,348		9,265,104		7,967,745
Payable to Adviser	20		—		—
Payable for investments purchased	1,347,790		5,303,298		—
Payable for capital shares redeemed	6,686,066		2,507,131		1,722,688
Accrued expenses and other payables:
Investment advisory fees	657,025		405,718		252,442
Administration fees	53,759		50,827		41,321
Custodian fees	22,097		25,436		15,699
Transfer agent fees	350,478		463,740		69,469
Trustees' fees	613		388		440
12b-1 fees	42,396		38,973		72,671
Other accrued expenses	59,678		70,344		54,261	(a)
Total Liabilities	32,907,270		18,130,959		10,196,736
NET ASSETS:
Capital	572,201,513		440,483,667		489,309,166
Accumulated net investment income	—		—		105,143
Accumulated net realized gains (losses) from investments	31,606,810		17,382,285		(3,447,459)
Net unrealized appreciation on investments and foreign currency translations	155,610,080		93,543,859		107,899,202
Net Assets	$759,418,403		$551,409,811		$593,866,052
Net Assets
Class A Shares	$378,695,362		$268,979,008		$522,593,317
Class C Shares	—		19,943,442		28,800,925
Class R Shares	2,451,962		1,669,639		10,631,343
Class Y Shares	378,271,079		260,817,722		31,840,467
Total	$759,418,403		$551,409,811		$593,866,052
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	11,991,420		9,628,813		10,077,048
Class C Shares	—		766,671		623,169
Class R Shares	82,184		61,780		205,122
Class Y Shares	11,549,456		9,183,773		616,369
Total	23,623,060		19,641,037		11,521,708
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$31.58		$27.94		$51.86
Class C Shares (d)	$—		$26.01		$46.22
Class R Shares	$29.84		$27.03		$51.83
Class Y Shares	$32.75		$28.40		$51.66
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$33.51		$29.64		$55.02

(a)  Includes $22,907,539 of securities on loan.

(b)  Includes $8,961,986 of securities on loan.

(c)  Includes $7,464,519 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

29

Victory Portfolios	Statements of Assets and Liabilities December 31, 2016
	RS Investors Fund	Global Natural Resources Fund
ASSETS:
Investments, at value (Cost $80,987,430 and $2,063,246,314)	$94,177,882 (a)	$1,831,520,713 (b)
Foreign currency, at value (Cost $— and $595)	—	564
Cash and cash equivalents	3,353,092	73,581,625
Interest and dividends receivable	28,962	4,674,144
Receivable for capital shares issued	179,575	1,028,342
Receivable for investments sold	—	3,415,080
Receivable from Adviser	13,392	69,926
Prepaid expenses	42,696	402,538
Total Assets	97,795,599	1,914,692,932
LIABILITIES:
Collateral for securities loaned	2,882,304	19,022,558
Payable for investments purchased	487,254	—
Payable for capital shares redeemed	404,106	12,165,643
Payable to Adviser	504	—
Accrued expenses and other payables:
Investment advisory fees	79,996	1,660,814
Administration fees	7,870	137,642
Custodian fees	13,906	66,315
Transfer agent fees	32,303	275,384
Trustees' fees	69	3,030
12b-1 fees	9,801	75,064
Other accrued expenses	11,960	84,151
Total Liabilities	3,930,073	33,490,601
NET ASSETS:
Capital	86,657,800	3,282,742,610
Accumulated net investment loss	(48,371)	(290,211)
Accumulated net realized losses from investments	(5,934,355)	(1,169,525,952)
Net unrealized appreciation/depreciation on investments and foreign currency translations	13,190,452	(231,724,116)
Net Assets	$93,865,526	$1,881,202,331
Net Assets
Class A Shares	$28,021,693	$545,778,263
Class C Shares	14,517,258	30,789,359
Class R Shares	1,313,780	4,611,018
Class Y Shares	50,012,795	1,300,023,691
Total	$93,865,526	$1,881,202,331
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,052,948	23,232,825
Class C Shares	1,140,245	1,426,249
Class R Shares	102,427	205,647
Class Y Shares	3,618,301	53,553,305
Total	6,913,921	78,418,026
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$13.65	$23.49
Class C Shares (c)	$12.73	$21.59
Class R Shares	$12.83	$22.42
Class Y Shares	$13.82	$24.28
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.48	$24.92

(a)  Includes $2,788,006 of securities on loan.

(b)  Includes $17,855,480 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

30

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	RS Partners Fund	RS Value Fund	RS Large Cap Alpha Fund
Investment Income:
Dividend income	$8,361,966	$11,783,927	$9,910,151
Interest income	9,009	10,222	8,887
Securities lending income	7,031	1,780	7,220
Foreign tax withholding	(14,468)	(83,666)	—
Total Income	8,363,538	11,712,263	9,926,258
Expenses:
Investment advisory fees	8,284,165	7,598,360	2,957,669
Administration fees	141,784	138,326	105,165
12b-1 fees — Class A Shares	1,007,476	764,059	1,297,704
12b-1 fees — Class C Shares	—	219,262	305,201
12b-1 fees — Class R Shares	14,205	13,101	68,007
Custodian fees	52,926	60,754	35,721
Transfer agent fees	1,241,671	1,730,235	550,715
Transfer agent fees — Class A Shares	111,091	74,523	106,617
Transfer agent fees — Class C Shares	—	8,584	7,767
Transfer agent fees — Class R Shares	592	1,250	1,896
Transfer agent fees — Class Y Shares	76,822	229,898	6,777
Trustees' fees	73,970	76,746	43,898
Other expenses	362,622	422,940	140,032
Total Expenses	11,367,324	11,338,038	5,627,169
Expenses waived/reimbursed by Adviser	(741,463)	(893,066)	(137,275)
Net Expenses	10,625,861	10,444,972	5,489,894
Net Investment Income(Loss)	(2,262,323)	1,267,291	4,436,364
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions and foreign currency translations	105,203,299	102,563,467	32,186,770
Net realized gains from redemptions in-kind	5,811,165	—	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	57,887,929	(23,779,159)	10,757,946
Net realized/unrealized gains on investments	168,902,393	78,784,308	42,944,716
Change in net assets resulting from operations	$166,640,070	$80,051,599	$47,381,080

See notes to financial statements.

31

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2016
	RS Investors Fund	Global Natural Resources Fund
Investment Income:
Dividend income	$1,584,967	$19,427,989
Interest income	1,363	18,617
Securities lending income	780	2,197
Foreign tax withholding	—	(1,648,771)
Total Income	1,587,110	17,800,032
Expenses:
Investment advisory fees	1,183,261	18,569,468
Administration fees	21,260	331,317
12b-1 fees — Class A Shares	83,898	1,143,035
12b-1 fees — Class C Shares	171,830	307,519
12b-1 fees — Class R Shares	8,642	26,065
Custodian fees	32,959	137,584
Transfer agent fees	136,256	1,901,536
Transfer agent fees — Class A Shares	7,513	138,605
Transfer agent fees — Class C Shares	5,455	11,226
Transfer agent fees — Class R Shares	431	710
Transfer agent fees — Class Y Shares	10,551	238,780
Trustees' fees	10,974	168,326
Other expenses	102,980	518,939
Total Expenses	1,776,010	23,493,110
Expenses waived/reimbursed by Adviser	(252,610)	(265,520)
Net Expenses	1,523,400	23,227,590
Net Investment Income(Loss)	63,710	(5,427,558)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from securities transactions and foreign currency translations	15,698,867	(441,538,265)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(5,183,412)	1,228,601,317
Net realized/unrealized gains on investments	10,515,455	787,063,052
Change in net assets resulting from operations	$10,579,165	$781,635,494

See notes to financial statements.

32

Victory Portfolios	Statements of Changes in Net Assets
	RS Partners Fund		RS Value Fund		RS Large Cap Alpha Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$(2,262,323)	$(2,703,891)	$1,267,291	$(1,736,195)	$4,436,364	$5,630,471
Net realized gains from investment transactions and foreign currency translations	111,014,464	4,140,664	102,563,467	46,718,987	32,186,770	38,284,476
Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	57,887,929	(150,800,121)	(23,779,159)	(122,715,364)	10,757,946	(61,779,119)
Change in net assets resulting from operations	166,640,070	(149,363,348)	80,051,599	(77,732,572)	47,381,080	(17,864,172)
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(1,135,897)	—	(4,025,451)	(5,503,727)
Class C Shares	—	—	—	—	(20,845)	(101,246)
Class R Shares	—	—	—	—	(41,355)	(69,499)
Class Y Shares	—	—	—	—	(333,710)	(382,925)
From net realized gains:
Class A Shares	(20,337,181)	(15,050,367)	(29,140,442)	(30,829,574)	(29,631,634)	(62,831,909)
Class C Shares	—	—	(2,302,111)	(2,262,752)	(1,837,431)	(4,222,486)
Class R Shares	(137,643)	(88,285)	(184,313)	(304,174)	(609,801)	(1,427,567)
Class Y Shares	(19,691,577)	(16,395,825)	(28,129,068)	(62,284,716)	(1,856,445)	(3,641,594)
Change in net assets resulting from distributions to shareholders	(40,166,401)	(31,534,477)	(60,891,831)	(95,681,216)	(38,356,672)	(78,180,953)
Change in net assets resulting from capital transactions	(387,737,021)	(533,682,351)	(572,840,068)	(10,037,228)	(49,084,077)	(143,908,159)
Capital Contribution from Prior Custodian, Net (See Note 7)	—	—	110	—	49,413	—
Change in net assets	(261,263,352)	(714,580,176)	(553,680,190)	(183,451,016)	(40,010,256)	(239,953,284)
Net Assets:
Beginning of period	1,020,681,755	1,735,261,931	1,105,090,001	1,288,541,017	633,876,308	873,829,592
End of period	$759,418,403	$1,020,681,755	$551,409,811	$1,105,090,001	$593,866,052	$633,876,308
Accumulated net investment income	$—	$—	$—	$—	$105,143	$—

See notes to financial statements.

33

Victory Portfolios	Statements of Changes in Net Assets
	RS Partners Fund		RS Value Fund		RS Large Cap Alpha Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$37,184,787	$50,249,842	$10,515,542	$35,857,688	$14,023,559	$29,260,812
Distributions reinvested	19,974,371	14,780,060	28,985,915	29,427,912	32,532,284	65,853,507
Cost of shares redeemed	(216,284,594)	(331,602,437)	(121,862,016)	(90,521,425)	(88,432,166)	(89,376,524)
Total Class A Shares	$(159,125,436)	$(266,572,535)	$(82,360,559)	$(25,235,825)	$(41,876,323)	$5,737,795
Class C Shares
Proceeds from shares issued	$—	$—	$745,435	$2,808,303	$3,852,660	$5,826,870
Distributions reinvested	—	—	2,089,828	2,059,465	1,668,741	3,642,111
Cost of shares redeemed	—	—	(7,255,254)	(6,528,701)	(10,545,484)	(7,429,364)
Total Class C Shares	$—	$—	$(4,419,991)	$(1,660,933)	$(5,024,083)	$2,039,617
Class R Shares
Proceeds from shares issued	$212,807	$608,795	$309,622	$421,544	$1,924,846	$3,256,490
Distributions reinvested	137,643	88,285	184,313	304,174	624,229	1,477,123
Cost of shares redeemed	(652,162)	(2,151,063)	(2,282,195)	(1,130,791)	(4,545,276)	(6,947,010)
Total Class R Shares	$(301,712)	$(1,453,983)	$(1,788,260)	$(405,073)	$(1,996,201)	$(2,213,397)
Class Y Shares
Proceeds from shares issued	$50,157,367	$83,868,637	$80,110,748	$233,905,065	$13,623,054	$9,968,815
Distributions reinvested	18,768,333	15,607,759	27,173,615	61,328,227	1,884,599	3,257,077
Cost of shares redeemed	(274,715,573)	(365,132,229)	(591,555,621)	(277,968,689)	(15,695,123)	(162,698,066)
Cost of shares redeemed in-kind	(22,520,000)	—	—	—	—	—
Total Class Y Shares	$(228,309,873)	$(265,655,833)	$(484,271,258)	$17,264,603	$(187,470)	$(149,472,174)
Change in net assets resulting from capital transactions	$(387,737,021)	$(533,682,351)	$(572,840,068)	$(10,037,228)	$(49,084,077)	$(143,908,159)

(continues on next page)

See notes to financial statements.

34

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	RS Partners Fund		RS Value Fund		RS Large Cap Alpha Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Share Transactions:
Class A Shares
Issued	1,290,644	1,680,910	366,544	1,073,480	276,804	502,033
Reinvested	631,701	548,236	1,037,806	1,046,900	625,982	1,299,141
Redeemed	(7,621,483)	(11,146,902)	(4,206,251)	(2,765,923)	(1,735,279)	(1,535,476)
Total Class A Shares	(5,699,138)	(8,917,756)	(2,801,901)	(645,543)	(832,493)	265,698
Class C Shares
Issued	—	—	27,669	90,851	85,559	112,348
Reinvested	—	—	80,347	77,745	36,026	79,959
Redeemed	—	—	(267,403)	(211,792)	(232,265)	(141,696)
Total Class C Shares	—	—	(159,387)	(43,196)	(110,680)	50,611
Class R Shares
Issued	7,792	21,144	10,967	13,006	38,331	55,717
Reinvested	4,608	3,443	6,821	11,142	12,016	29,163
Redeemed	(22,698)	(77,456)	(81,616)	(35,158)	(88,731)	(119,606)
Total Class R Shares	(10,298)	(52,869)	(63,828)	(11,010)	(38,384)	(34,726)
Class Y Shares
Issued	1,678,678	2,735,945	2,784,635	6,882,653	264,704	171,574
Reinvested	572,380	561,228	956,818	2,164,017	36,403	64,471
Redeemed	(9,591,748)	(12,032,372)	(19,924,744)	(8,399,041)	(307,813)	(2,826,145)
Redeemed in-kind	(665,660)	—	—	—	—	—
Total Class Y Shares	(8,006,350)	(8,735,199)	(16,183,291)	647,629	(6,706)	(2,590,100)
Change in Shares	(13,715,786)	(17,705,824)	(19,208,407)	(52,120)	(988,263)	(2,308,517)

See notes to financial statements.

35

Victory Portfolios	Statements of Changes in Net Assets
	RS Investors Fund		Global Natural Resources Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$63,710	$(466,101)	$(5,427,558)	$(7,807,682)
Net realized gains/losses from investment transactions and foreign currency translations	15,698,867	(13,497,065)	(441,538,265)	(456,285,938)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(5,183,412)	6,644,824	1,228,601,317	(670,536,630)
Change in net assets resulting from operations	10,579,165	(7,318,342)	781,635,494	(1,134,630,250)
Distributions to Shareholders:
From net investment income:
Class Y Shares	(24,610)	—	—	—
Change in net assets resulting from distributions to shareholders	(24,610)	—	—	—
Change in net assets resulting from capital transactions	(61,959,560)	(91,294,431)	(437,552,454)	(246,933,373)
Capital Contribution from Prior Custodian, Net (See Note 7)	—	—	3,476	—
Change in net assets	(51,405,005)	(98,612,773)	344,086,516	(1,381,563,623)
Net Assets:
Beginning of period	145,270,531	243,883,304	1,537,115,815	2,918,679,438
End of period	$93,865,526	$145,270,531	$1,881,202,331	$1,537,115,815
Accumulated net investment loss	$(48,371)	$—	$(290,211)	$(131,716)

See notes to financial statements.

36

Victory Portfolios	Statements of Changes in Net Assets
	RS Investors Fund		Global Natural Resources Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,437,059	$8,521,016	$204,136,664	$212,839,602
Cost of shares redeemed	(18,769,595)	(32,229,024)	(170,886,803)	(276,358,841)
Total Class A Shares	$(16,332,536)	$(23,708,008)	$33,249,861	$(63,519,239)
Class C Shares
Proceeds from shares issued	$1,152,859	$4,474,238	$4,131,418	$8,070,142
Cost of shares redeemed	(9,538,206)	(13,325,209)	(12,443,216)	(23,907,550)
Total Class C Shares	$(8,385,347)	$(8,850,971)	$(8,311,798)	$(15,837,408)
Class R Shares
Proceeds from shares issued	$243,813	$344,132	$1,547,069	$2,522,564
Cost of shares redeemed	(818,067)	(560,454)	(2,191,075)	(1,882,521)
Total Class R Shares	$(574,254)	$(216,322)	$(644,006)	$640,043
Class Y Shares
Proceeds from shares issued	$9,874,977	$18,637,814	$379,635,560	$983,130,165
Distributions reinvested	15,264	—	—	—
Cost of shares redeemed	(46,557,664)	(77,156,944)	(841,482,071)	(1,106,699,709)
Cost of Shares redeemed in-kind	—	—	—	(44,647,225)
Total Class Y Shares	$(36,667,423)	$(58,519,130)	$(461,846,511)	$(168,216,769)
Change in net assets resulting from capital transactions	$(61,959,560)	$(91,294,431)	$(437,552,454)	$(246,933,373)
Share Transactions:
Class A Shares
Issued	196,966	673,186	10,395,449	9,749,461
Redeemed	(1,490,535)	(2,528,587)	(8,843,547)	(13,056,666)
Total Class A Shares	(1,293,569)	(1,855,401)	1,551,902	(3,307,205)
Class C Shares
Issued	96,677	373,663	220,736	379,098
Redeemed	(812,122)	(1,113,636)	(659,394)	(1,241,815)
Total Class C Shares	(715,445)	(739,973)	(438,658)	(862,717)
Class R Shares
Issued	20,752	28,343	81,913	120,952
Redeemed	(69,285)	(46,287)	(109,682)	(94,426)
Total Class R Shares	(48,533)	(17,944)	(27,769)	26,526
Class Y Shares
Issued	776,142	1,441,431	20,924,612	43,950,878
Reinvested	1,102	—	—	—
Redeemed	(3,558,110)	(5,974,013)	(41,716,685)	(55,270,237)
Redeemed in-kind	—	—	—	(1,879,092)
Total Class Y Shares	(2,780,866)	(4,532,582)	(20,792,073)	(13,198,451)
Change in Shares	(4,838,413)	(7,145,900)	(19,706,598)	(17,341,847)

See notes to financial statements.

37

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Partners Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$26.89		$31.08		$40.09		$31.93	$29.28
Investment Activities:
Net investment loss	(0.12	)(a)	(0.11	)(a)	(0.14	)(a)	(0.15)	(0.09)
Net realized and unrealized gains (losses) on investments	6.59		(3.22)		(1.52)		13.48	5.74
Total from Investment Activities	6.47		(3.33)		(1.66)		13.33	5.65
Distributions to Shareholders:
Net realized gains from investments	(1.78)		(0.86)		(7.35)		(5.17)	(3.00)
Total Distributions to Shareholders	(1.78)		(0.86)		(7.35)		(5.17)	(3.00)
Net Asset Value, End of Period	$31.58		$26.89		$31.08		$40.09	$31.93
Total Return (excludes sales charge)	24.04%		(10.74)%		(3.85)%		42.15%	19.39%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$378,695		$475,722		$827,108		$1,335,819	$1,137,349
Ratio of net expenses to average net assets	1.45%		1.42%		1.45%		1.45%	1.45%
Ratio of net investment loss to average net assets	(0.44)%		(0.35)%		(0.35)%		(0.39)%	(0.21)%
Ratio of gross expenses to average net assets (b)	1.53%		1.42%		1.55%		1.51%	1.48%
Portfolio turnover	60%		42%		47%		49%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

38

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Partners Fund
	Class R Shares
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,	Year Ended December 31,
	2016		2015		2014		2013	2012
Net Asset Value, Beginning of Period	$25.57		$29.72		$38.82		$31.14	$28.75
Investment Activities:
Net investment loss	(0.21	)(a)	(0.21	)(a)	(0.25	)(a)	(0.18)	(0.39)
Net realized and unrealized gains (losses) on investments	6.26		(3.08)		(1.50)		13.03	5.78
Total from Investment Activities	6.05		(3.29)		(1.75)		12.85	5.39
Distributions to Shareholders:
Net realized gains from investments	(1.78)		(0.86)		(7.35)		(5.17)	(3.00)
Total Distributions to Shareholders	(1.78)		(0.86)		(7.35)		(5.17)	(3.00)
Net Asset Value, End of Period	$29.84		$25.57		$29.72		$38.82	$31.14
Total Return	23.64%		(11.09)%		(4.21)%		41.68%	18.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,452		$2,365		$4,321		$4,920	$3,770
Ratio of net expenses to average net assets	1.81%		1.81%		1.80%		1.79%	1.90%
Ratio of net investment loss to average net assets	(0.78)%		(0.74)%		(0.66)%		(0.73)%	(0.65)%
Ratio of gross expenses to average net assets (b)	1.81%		1.81%		1.88%		1.85%	1.93%
Portfolio turnover	60%		42%		47%		49%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

39

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Partners Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$27.75		$31.95		$40.86	$32.38	$29.58
Investment Activities:
Net investment income (loss)	(0.03	)(a)	(0.02	)(a)	0.01 (a)	(0.06)	0.02
Net realized and unrealized gains (losses) on investments	6.81		(3.32)		(1.57)	13.75	5.78
Total from Investment Activities	6.78		(3.34)		(1.56)	13.69	5.80
Distributions to Shareholders:
Net investment income	—		—		—	(0.04)	—
Net realized gains from investments	(1.78)		(0.86)		(7.35)	(5.17)	(3.00)
Total Distributions to Shareholders	(1.78)		(0.86)		(7.35)	(5.21)	(3.00)
Net Asset Value, End of Period	$32.75		$27.75		$31.95	$40.86	$32.38
Total Return	24.41%		(10.47)%		(3.53)%	42.68%	19.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$378,271		$542,595		$903,833	$969,934	$619,450
Ratio of net expenses to average net assets	1.12%		1.12%		1.11%	1.11%	1.16%
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.05)%		0.04%	(0.04)%	0.13%
Ratio of gross expenses to average net assets (b)	1.22%		1.18%		1.18%	1.17%	1.19%
Portfolio turnover	60%		42%		47%	49%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

40

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Value Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$28.33		$33.04		$34.76	$25.93	$23.04
Investment Activities:
Net investment income (loss)	—	(a)(b)	(0.08	)(a)	0.25 (a)	(0.07)	0.26
Net realized and unrealized gains (losses) on investments	3.09		(1.98)		3.71	9.82	2.92
Total from Investment Activities	3.09		(2.06)		3.96	9.75	3.18
Distributions to Shareholders:
Net investment income	(0.13)		—	(b)	(0.36)	(0.06)	(0.29)
Net realized gains from investments	(3.35)		(2.65)		(5.32)	(0.86)	—
Total Distributions to Shareholders	(3.48)		(2.65)		(5.68)	(0.92)	(0.29)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—		—	—	—
Net Asset Value, End of Period	$27.94		$28.33		$33.04	$34.76	$25.93
Total Return (excludes sales charge)	10.92	%(c)	(6.18)%		11.60%	37.68%	13.83%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$268,979		$352,205		$432,082	$642,364	$584,056
Ratio of net expenses to average net assets	1.30%		1.26%		1.29%	1.28%	1.28%
Ratio of net investment income (loss) to average net assets	(0.01)%		(0.24)%		0.71%	(0.17)%	0.94%
Ratio of gross expenses to average net assets (d)	1.35%		1.26%		1.35%	1.35%	1.37%
Portfolio turnover	67%		55%		56%	48%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

41

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Value Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$26.69		$31.54		$33.47		$25.13	$22.35
Investment Activities:
Net investment loss	(0.21	)(a)	(0.32	)(a)	—	(a)	(0.35)	(0.04)
Net realized and unrealized gains (losses) on investments	2.88		(1.88)		3.52		9.55	2.94
Total from Investment Activities	2.67		(2.20)		3.52		9.20	2.90
Distributions to Shareholders:
Net investment income	—		—		(0.13)		—	(0.12)
Net realized gains from investments	(3.35)		(2.65)		(5.32)		(0.86)	—
Total Distributions to Shareholders	(3.35)		(2.65)		(5.45)		(0.86)	(0.12)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—		—		—	—
Net Asset Value, End of Period	$26.01		$26.69		$31.54		$33.47	$25.13
Total Return (excludes contingent deferred sales charge)	10.01	%(c)	(6.92)%		10.75%		36.69%	12.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$19,943		$24,714		$30,568		$30,534	$25,402
Ratio of net expenses to average net assets	2.07%		2.04%		2.06%		2.03%	2.03%
Ratio of net investment income (loss) to average net assets	(0.78)%		(1.03)%		—	%(d)	(0.92)%	0.28%
Ratio of gross expenses to average net assets (e)	2.13%		2.04%		2.11%		2.11%	2.11%
Portfolio turnover	67%		55%		56%		48%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  Less than 0.01%.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
See notes to financial statements.

42

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Value Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$27.51		$32.29		$34.15	$25.54	$22.73
Investment Activities:
Net investment income (loss)	(0.09	)(a)	(0.21	)(a)	0.13 (a)	(0.31)	0.21
Net realized and unrealized gains (losses) on investments	2.96		(1.92)		3.60	9.78	2.83
Total from Investment Activities	2.87		(2.13)		3.73	9.47	3.04
Distributions to Shareholders:
Net investment income	—		—		(0.27)	—	(0.23)
Net realized gains from investments	(3.35)		(2.65)		(5.32)	(0.86)	—
Total Distributions to Shareholders	(3.35)		(2.65)		(5.59)	(0.86)	(0.23)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—		—	—	—
Net Asset Value, End of Period	$27.03		$27.51		$32.29	$34.15	$25.54
Total Return	10.45	%(c)	(6.54)%		11.15%	37.16%	13.38%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,670		$3,456		$4,412	$3,948	$4,116
Ratio of net expenses to average net assets	1.69%		1.65%		1.69%	1.68%	1.68%
Ratio of net investment income (loss) to average net assets	(0.34)%		(0.64)%		0.37%	(0.55)%	0.71%
Ratio of gross expenses to average net assets (d)	1.80%		1.65%		1.73%	1.70%	1.74%
Portfolio turnover	67%		55%		56%	48%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

43

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Value Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$28.57		$33.23		$34.99	$26.09	$23.19
Investment Activities:
Net investment income (loss)	0.08	(a)	(0.02	)(a)	0.38 (a)	0.02	0.43
Net realized and unrealized gains (losses) on investments	3.10		(1.99)		3.69	9.88	2.84
Total from Investment Activities	3.18		(2.01)		4.07	9.90	3.27
Distributions to Shareholders:
Net investment income	—		—		(0.51)	(0.14)	(0.37)
Net realized gains from investments	(3.35)		(2.65)		(5.32)	(0.86)	—
Total Distributions to Shareholders	(3.35)		(2.65)		(5.83)	(1.00)	(0.37)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—		—	—	—
Net Asset Value, End of Period	$28.40		$28.57		$33.23	$34.99	$26.09
Total Return	11.14	%(c)	(5.99)%		11.85%	38.05%	14.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$260,818		$724,715		$821,479	$643,582	$469,314
Ratio of net expenses to average net assets	1.06%		1.06%		1.05%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets	0.26%		(0.05)%		1.05%	0.08%	1.23%
Ratio of gross expenses to average net assets (d)	1.19%		1.11%		1.11%	1.14%	1.12%
Portfolio turnover	67%		55%		56%	48%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

44

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Large Cap Alpha Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$50.98		$59.25	$59.06	$43.95	$38.48
Investment Activities:
Net investment income (a)	0.40		0.50	0.55	0.45	0.67
Net realized and unrealized gains (losses) on investments	4.01		(1.74)	7.13	16.28	5.58
Total from Investment Activities	4.41		(1.24)	7.68	16.73	6.25
Distributions to Shareholders:
Net investment income	(0.42)		(0.57)	(0.55)	(0.47)	(0.78)
Net realized gains from investments	(3.12)		(6.46)	(6.94)	(1.15)	—
Total Distributions to Shareholders	(3.54)		(7.03)	(7.49)	(1.62)	(0.78)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$51.86		$50.98	$59.25	$59.06	$43.95
Total Return (excludes sales charge)	8.67	%(b)	(2.03)%	13.08%	38.17%	16.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$522,593		$556,204	$630,654	$618,893	$491,082
Ratio of net expenses to average net assets	0.89%		0.89%	0.92%	0.92%	0.98%
Ratio of net investment income to average net assets	0.79%		0.86%	0.89%	0.86%	1.59%
Ratio of gross expenses to average net assets (c)	0.92%		0.89%	0.92%	0.92%	0.98%
Portfolio turnover	79%		39%	60%	48%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

45

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Large Cap Alpha Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$45.80		$53.96	$54.43	$40.66	$35.63
Investment Activities:
Net investment income (a)	—(b)		0.03	0.04	0.02	0.30
Net realized and unrealized gains (losses) on investments	3.57		(1.58)	6.53	15.01	5.17
Total from Investment Activities	3.57		(1.55)	6.57	15.03	5.47
Distributions to Shareholders:
Net investment income	(0.04)		(0.15)	(0.10)	(0.11)	(0.44)
Net realized gains from investments	(3.12)		(6.46)	(6.94)	(1.15)	—
Total Distributions to Shareholders	(3.16)		(6.61)	(7.04)	(1.26)	(0.44)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$46.22		$45.80	$53.96	$54.43	$40.66
Total Return (excludes contingent deferred sales charge)	7.80	%(b)	(2.80)%	12.15%	37.06%	15.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$28,801		$33,608	$36,868	$34,506	$23,824
Ratio of net expenses to average net assets	1.69%		1.69%	1.73%	1.74%	1.75%
Ratio of net investment income (loss) to average net assets	(0.01)%		0.06%	0.08%	0.04%	0.78%
Ratio of gross expenses to average net assets (c)	1.71%		1.69%	1.73%	1.74%	1.75%
Portfolio turnover	79%		39%	60%	48%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

46

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Large Cap Alpha Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$50.93		$59.15	$58.97	$43.88	$38.42
Investment Activities:
Net investment income (a)	0.23		0.29	0.31	0.25	0.53
Net realized and unrealized gains (losses) on investments	3.99		(1.74)	7.09	16.23	5.55
Total from Investment Activities	4.22		(1.45)	7.40	16.48	6.08
Distributions to Shareholders:
Net investment income	(0.21)		(0.31)	(0.28)	(0.24)	(0.62)
Net realized gains from investments	(3.12)		(6.46)	(6.94)	(1.15)	—
Total Distributions to Shareholders	(3.33)		(6.77)	(7.22)	(1.39)	(0.62)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$51.83		$50.93	$59.15	$58.97	$43.88
Total Return	8.30	%(b)	(2.38)%	12.62%	37.66%	15.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,631		$12,402	$16,458	$16,785	$13,911
Ratio of net expenses to average net assets	1.23%		1.26%	1.31%	1.31%	1.33%
Ratio of net investment income to average net assets	0.45%		0.49%	0.50%	0.48%	1.26%
Ratio of gross expenses to average net assets	1.23%		1.26%	1.31%	1.31%	1.33%
Portfolio turnover	79%		39%	60%	48%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 7)

See notes to financial statements.

47

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Large Cap Alpha Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$50.82		$59.08	$58.92	$43.83	$38.38
Investment Activities:
Net investment income (a)	0.51		0.62	0.71	0.59	0.77
Net realized and unrealized gains (losses) on investments	4.00		(1.74)	7.10	16.27	5.59
Total from Investment Activities	4.51		(1.12)	7.81	16.86	6.36
Distributions to Shareholders:
Net investment income	(0.56)		(0.68)	(0.71)	(0.62)	(0.91)
Net realized gains from investments	(3.12)		(6.46)	(6.94)	(1.15)	—
Total Distributions to Shareholders	(3.68)		(7.14)	(7.65)	(1.77)	(0.91)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$51.66		$50.82	$59.08	$58.92	$43.83
Total Return	8.89	%(b)	(1.82)%	13.34%	38.58%	16.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,840		$31,662	$189,850	$175,475	$134,114
Ratio of net expenses to average net assets	0.68%		0.68%	0.66%	0.65%	0.69%
Ratio of net investment income to average net assets	1.00%		1.05%	1.16%	1.13%	1.84%
Ratio of gross expenses to average net assets (c)	0.69%		0.68%	0.66%	0.65%	0.69%
Portfolio turnover	79%		39%	60%	48%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 7)

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

48

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Investors Fund
	Class A Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.42	$12.95	$13.02	$8.96	$7.48
Investment Activities:
Net investment income (loss) (a)	—(b)	(0.04)	0.14	(0.02)	0.12
Net realized and unrealized gains (losses) on investments	1.23	(0.49)	0.42	4.14	1.48
Total from Investment Activities	1.23	(0.53)	0.56	4.12	1.60
Distributions to Shareholders:
Net investment income	—	—	(0.12)	—	(0.12)
Net realized gains from investments	—	—	(0.51)	(0.06)	—
Total Distributions to Shareholders	—	—	(0.63)	(0.06)	(0.12)
Net Asset Value, End of Period	$13.65	$12.42	$12.95	$13.02	$8.96
Total Return (excludes sales charge)	9.90%	(4.09)%	4.39%	46.04%	21.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$28,022	$41,556	$67,364	$35,159	$12,183
Ratio of net expenses to average net assets	1.33%	1.33%	1.32%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.02%	(0.28)%	1.04%	(0.23)%	1.42%
Ratio of gross expenses to average net assets (c)	1.56%	1.51%	1.52%	1.89%	2.28%
Portfolio turnover	92%	50%	83%	128%	97%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

49

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Investors Fund
	Class C Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.67	$12.26	$12.40	$8.60	$7.16
Investment Activities:
Net investment income (loss) (a)	(0.09)	(0.12)	0.02	(0.11)	0.05
Net realized and unrealized gains (losses) on investments	1.15	(0.47)	0.42	3.97	1.42
Total from Investment Activities	1.06	(0.59)	0.44	3.86	1.47
Distributions to Shareholders:
Net investment income	—	—	(0.07)	—	(0.03)
Net realized gains from investments	—	—	(0.51)	(0.06)	—
Total Distributions to Shareholders	—	—	(0.58)	(0.06)	(0.03)
Net Asset Value, End of Period	$12.73	$11.67	$12.26	$12.40	$8.60
Total Return (excludes contingent deferred sales charge)	9.08%	(4.81)%	3.63%	44.94%	20.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,517	$21,654	$31,819	$6,473	$588
Ratio of net expenses to average net assets	2.07%	2.07%	2.07%	2.05%	2.05%
Ratio of net investment income (loss) to average net assets	(0.72)%	(1.01)%	0.18%	(0.99)%	0.62%
Ratio of gross expenses to average net assets (b)	2.35%	2.29%	2.29%	2.66%	3.31%
Portfolio turnover	92%	50%	83%	128%	97%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Investors Fund
	Class R Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.73	$12.30	$12.43	$8.59	$7.16
Investment Activities:
Net investment income (loss) (a)	(0.06)	(0.09)	0.06	(0.07)	0.09
Net realized and unrealized gains (losses) on investments	1.16	(0.48)	0.42	3.97	1.42
Total from Investment Activities	1.10	(0.57)	0.48	3.90	1.51
Distributions to Shareholders:
Net investment income	—	—	(0.10)	—	(0.08)
Net realized gains from investments	—	—	(0.51)	(0.06)	—
Total Distributions to Shareholders	—	—	(0.61)	(0.06)	(0.08)
Net Asset Value, End of Period	$12.83	$11.73	$12.30	$12.43	$8.59
Total Return	9.38%	(4.63)%	3.90%	45.46%	21.04%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,314	$1,771	$2,077	$628	$211
Ratio of net expenses to average net assets	1.92%	1.84%	1.91%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.78)%	0.47%	(0.66)%	1.17%
Ratio of gross expenses to average net assets (b)	1.92%	1.90%	1.97%	2.56%	3.22%
Portfolio turnover	92%	50%	83%	128%	97%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

51

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	RS Investors Fund
	Class Y Shares
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.55	$13.05	$13.12	$9.01	$7.52
Investment Activities:
Net investment income (a)	0.04	—	0.20	0.01	0.11
Net realized and unrealized gains (losses) on investments	1.24	(0.50)	0.41	4.17	1.53
Total from Investment Activities	1.28	(0.50)	0.61	4.18	1.64
Distributions to Shareholders:
Net investment income	(0.01)	—	(0.17)	(0.01)	(0.15)
Net realized gains from investments	—	—	(0.51)	(0.06)	—
Total Distributions to Shareholders	(0.01)	—	(0.68)	(0.07)	(0.15)
Net Asset Value, End of Period	$13.82	$12.55	$13.05	$13.12	$9.01
Total Return	10.17%	(3.83)%	4.72%	46.45%	21.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,013	$80,290	$142,623	$71,743	$2,382
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.28%	(0.01)%	1.49%	0.04%	1.38%
Ratio of gross expenses to average net assets (b)	1.24%	1.21%	1.17%	1.44%	1.91%
Portfolio turnover	92%	50%	83%	128%	97%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

52

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Global Natural Resources Fund
	Class A Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$15.34		$24.81	$35.02	$36.60	$34.60
Investment Activities:
Net investment loss (a)	(0.10)		(0.11)	(0.04)	(0.07)	(0.10)
Net realized and unrealized gains (losses) on investments	8.25		(9.36)	(7.97)	(0.20)	2.21
Total from Investment Activities	8.15		(9.47)	(8.01)	(0.27)	2.11
Distributions to Shareholders:
Net investment income	—		—	(0.01)	—	—
Net realized gains from investments	—		—	(2.19)	(1.31)	(0.11)
Total Distributions to Shareholders	—		—	(2.20)	(1.31)	(0.11)
Capital Contributions from Prior Custodian, Net (See Note 7)	—(b)		—	—	—	—
Net Asset Value, End of Period	$23.49		$15.34	$24.81	$35.02	$36.60
Total Return (excludes sales charge)	53.13	%(c)	(38.17)%	(22.84)%	(0.60)%	6.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$545,778		$332,598	$620,030	$1,254,213	$1,561,862
Ratio of net expenses to average net assets	1.48%		1.45%	1.47%	1.43%	1.45%
Ratio of net investment loss to average net assets	(0.51)%		(0.52)%	(0.10)%	(0.18)%	(0.27)%
Ratio of gross expenses to average net assets (d)	1.48%		1.45%	1.48%	1.46%	1.52%
Portfolio turnover	29%		33%	34%	39%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

53

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Natural Resources Fund
	Class C Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.21		$23.17	$33.14	$34.98	$33.30
Investment Activities:
Net investment loss (a)	(0.24)		(0.27)	(0.29)	(0.34)	(0.33)
Net realized and unrealized gains (losses) on investments	7.62		(8.69)	(7.48)	(0.19)	2.12
Total from Investment Activities	7.38		(8.96)	(7.77)	(0.53)	1.79
Distributions to Shareholders:
Net investment income	—		—	(0.01)	—	—
Net realized gains from investments	—		—	(2.19)	(1.31)	(0.11)
Total Distributions to Shareholders	—		—	(2.20)	(1.31)	(0.11)
Capital Contributions from Prior Custodian, Net (See Note 7)	—(b)		—	—	—	—
Net Asset Value, End of Period	$21.59		$14.21	$23.17	$33.14	$34.98
Total Return (excludes contingent deferred sales charge)	51.94	%(c)	(38.67)%	(23.41)%	(1.37)%	5.38%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$30,789		$26,501	$63,193	$128,948	$147,154
Ratio of net expenses to average net assets	2.28%		2.25%	2.23%	2.21%	2.14%
Ratio of net investment loss to average net assets	(1.32)%		(1.33)%	(0.86)%	(0.95)%	(0.96)%
Ratio of gross expenses to average net assets (d)	2.31%		2.25%	2.24%	2.24%	2.21%
Portfolio turnover	29%		33%	34%	39%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Natural Resources Fund
	Class R Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.68		$23.82	$33.86	$35.57	$33.74
Investment Activities:
Net investment loss (a)	(0.15)		(0.18)	(0.16)	(0.18)	(0.22)
Net realized and unrealized gains (losses) on investments	7.89		(8.96)	(7.68)	(0.22)	2.16
Total from Investment Activities	7.74		(9.14)	(7.84)	(0.40)	1.94
Distributions to Shareholders:
Net investment income	—		—	(0.01)	—	—
Net realized gains from investments	—		—	(2.19)	(1.31)	(0.11)
Total Distributions to Shareholders	—		—	(2.20)	(1.31)	(0.11)
Capital Contributions from Prior Custodian, Net (See Note 7)	—(b)		—	—	—	—
Net Asset Value, End of Period	$22.42		$14.68	$23.82	$33.86	$35.57
Total Return	52.72	%(c)	(38.37)%	(23.12)%	(0.98)%	5.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,611		$3,427	$4,929	$7,596	$8,892
Ratio of net expenses to average net assets	1.74%		1.78%	1.84%	1.79%	1.80%
Ratio of net investment loss to average net assets	(0.80)%		(0.85)%	(0.47)%	(0.51)%	(0.64)%
Ratio of gross expenses to average net assets (d)	1.74%		1.78%	1.85%	1.82%	1.87%
Portfolio turnover	29%		33%	34%	39%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Natural Resources Fund
	Class Y Shares
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$15.80		$25.48	$35.76	$37.23	$35.10
Investment Activities:
Net investment income (loss) (a)	(0.04)		(0.05)	0.09	0.06	0.04
Net realized and unrealized gains (losses) on investments	8.52		(9.63)	(8.17)	(0.22)	2.25
Total from Investment Activities	8.48		(9.68)	(8.08)	(0.16)	2.29
Distributions to Shareholders:
Net investment income	—		—	(0.01)	—	(0.05)
Net realized gains from investments	—		—	(2.19)	(1.31)	(0.11)
Total Distributions to Shareholders	—		—	(2.20)	(1.31)	(0.16)
Capital Contributions from Prior Custodian, Net (See Note 7)	—(b)		—	—	—	—
Net Asset Value, End of Period	$24.28		$15.80	$25.48	$35.76	$37.23
Total Return	53.67	%(c)	(37.99)%	(22.56)%	(0.29)%	6.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,300,024		$1,174,590	$2,230,527	$3,396,743	$2,422,758
Ratio of net expenses to average net assets	1.15%		1.14%	1.13%	1.12%	1.06%
Ratio of net investment income (loss) to average net assets	(0.19)%		(0.21)%	0.24%	0.14%	0.12%
Ratio of gross expenses to average net assets (d)	1.17%		1.14%	1.14%	1.15%	1.13%
Portfolio turnover	29%		33%	34%	39%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

56

Victory Portfolios	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the Funds (collectively, the "Funds" and individually, a "Fund") in the RS Investment Trust, transferred all of their assets to a new series of the Trust. At this time Class K Shares were renamed Class R Shares.

The accompanying financial statements are those of the following Funds. Each Fund's investment objective is seeks to provide long-term capital appreciation.

Funds*	Former Fund Names	Investment Share Classes Offered
Victory RS Partners Fund	RS Partners Fund	Classes A, R and Y
Victory RS Value Fund	RS Value Fund	Classes A, C, R and Y
Victory RS Large Cap Alpha Fund	RS Large Cap Alpha Fund	Classes A, C, R and Y
Victory RS Investors Fund	RS Investors Fund	Classes A, C, R and Y
Victory Global Natural Resources Fund	RS Global Natural Resources Fund	Classes A, C, R and Y

*  Name changes were effective July 29, 2016

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

57

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
RS Partners Fund
Common Stocks	$731,139,071	$—	$—	$731,139,071
Preferred Stocks	—	—	1,942,920	1,942,920
Collateral for Securities Loaned	23,687,348	—	—	23,687,348
Total	754,826,419	—	1,942,920	756,769,339

58

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016
	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
RS Value Fund
Common Stocks	$538,574,142	$—	$—	$538,574,142
Collateral for Securities Loaned	9,265,104	—	—	9,265,104
Total	547,839,246	—	—	547,839,246
RS Large Cap Alpha Fund
Common Stocks	581,223,977	—	—	581,223,977
Collateral for Securities Loaned	7,967,745	—	—	7,967,745
Total	589,191,722	—	—	589,191,722
RS Investors Fund
Common Stocks	91,295,578	—	—	91,295,578
Collateral for Securities Loaned	2,882,304	—	—	2,882,304
Total	94,177,882	—	—	94,177,882
Global Natural Resources Fund
Common Stocks	1,672,143,680	121,427,491	18,926,984	1,812,498,155
Collateral for Securities Loaned	19,022,558	—	—	19,022,558
Total	1,691,166,238	121,427,491	18,926,984	1,831,520,713

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	RS Partners Fund	Global Natural Resources
Balance as of December 31, 2015	$—	$—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	—	2,507,035
Purchases	1,999,999	16,419,949
Sales Proceeds	(57,079)	—
Transfer into Level 3	—	—
Transfer out of Level 3	—	—
Balance as of December 31, 2016	$1,942,920	$18,926,984

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Exchange-Traded Funds:

Each Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and

59

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

Each Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex- dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non- cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

60

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
Victory RS Partners Fund	$22,907,539	$22,907,539	$779,809
Victory RS Value Fund	8,961,986	8,961,986	303,118
Victory RS Large Cap Alpha Fund	7,464,519	7,464,519	503,226
Victory RS Investors Fund	2,788,006	2,788,006	94,298
Victory Global Natural Resources Fund	17,855,480	17,855,480	1,167,078

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates.

Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually for the Funds.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

61

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

In-Kind Redemptions:

During the year, the Victory RS Partners Fund transferred securities in exchange for redemption of Fund shares (in-kind redemptions). For the fiscal year ended December 31, 2016, the fair value of the transferred securities was $21.2 million and the realized gain resulting from the in-kind redemptions was $5.8 million.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds' financial statements. The adoption will have no effect on the Funds' net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
Victory RS Partners Fund	$465,534,883	$808,452,530
Victory RS Value Fund	549,733,983	1,137,147,748
Victory RS Large Cap Alpha Fund	436,109,355	472,017,095
Victory RS Investors Fund	102,366,646	157,565,695
Victory Global Natural Resources Fund	515,291,138	944,489,819

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

VCM has entered into a Sub-Advisory Agreement with SailingStone Capital Partners LLC ("SailingStone"). SailingStone is responsible for providing day-to-day investment advisory services to the RS Global Natural Resources Fund, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees are paid by VCM to SailingStone and do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser
62

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Adviser Fee Rate
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Investors Fund	1.00%
Victory Global Natural Resources Fund	1.00%

Effective November 7, 2016, VCM also serves as the Funds' administrator and fund accountant. VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Funds' administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, Boston Financial Data Services served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Funds.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended December 31, 2016, the Distributor received approximately $32,559 from commissions earned on sales of Class A Shares and the transfer agent received $12,956 from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. For the

63

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

fiscal year ended December 31, 2016 (except as noted), the expense limits are as follows and are in effect until at least July 31, 2018:

Fund	Class	Expense Limit
Victory RS Partners Fund	Class A Shares	1.45%
Victory RS Partners Fund	Class R Shares	1.81%
Victory RS Partners Fund	Class Y Shares	1.12%
Victory RS Value Fund	Class A Shares	1.30%
Victory RS Value Fund	Class C Shares	2.07%
Victory RS Value Fund	Class R Shares	1.69%
Victory RS Value Fund	Class Y Shares	1.06%
Victory RS Large Cap Alpha Fund	Class A Shares	0.89	%(a)
Victory RS Large Cap Alpha Fund	Class C Shares	1.69	%(a)
Victory RS Large Cap Alpha Fund	Class R Shares	1.26	%(a)
Victory RS Large Cap Alpha Fund	Class Y Shares	0.68	%(a)
Victory RS Investors Fund	Class A Shares	1.33%
Victory RS Investors Fund	Class C Shares	2.07%
Victory RS Investors Fund	Class R Shares	1.95%
Victory RS Investors Fund	Class Y Shares	1.05%
Victory Global Natural Resources Fund	Class A Shares	1.48%
Victory Global Natural Resources Fund	Class C Shares	2.28%
Victory Global Natural Resources Fund	Class R Shares	1.86%
Victory Global Natural Resources Fund	Class Y Shares	1.15%

(a)  Effective July 29, 2016.

Effective July 29, 2016, the Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019
Victory RS Partners Fund	$243,315
Victory RS Value Fund	524,562
Victory RS Large Cap Alpha Fund	137,276
Victory RS Investors Fund	86,542
Victory Global Natural Resources Fund	118,930

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2016.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any

64

Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Funds began participating in the Victory Trust's short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

There were no loans for the Funds during the year ended December 31, 2016.

Prior to July 29, 2016, the Funds, along with the other funds previously managed by RS Investments, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

As of December 31, 2016, the Funds had no loans outstanding with Citibank.

7.  Capital Contribution from Prior Custodian:

The Funds received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Funds is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
RS Partners Fund	$—	$40,166,401	$40,166,401	$40,166,401
RS Value Fund	1,096,221	59,795,610	60,891,831	60,891,831
RS Large Cap Alpha Fund	13,241,230	25,115,442	38,356,672	38,356,672
RS Investors Fund	24,610	—	24,610	24,610
Global Natural Resources Fund	—	—	—	—
	Year Ended December 31, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Victory RS Partners Fund	$—	$31,534,477	$31,534,477	$31,534,477
Victory RS Value Fund	5,499,497	90,181,719	95,681,216	95,681,216
Victory RS Large Cap Alpha Fund	11,659,967	66,520,986	78,180,953	78,180,953
Victory RS Investors Fund	—	—	—	—
Victory Global Natural Resources Fund	—	—	—	—

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
RS Partners Fund	$—	$32,039,028	$32,039,028	$—	$—	$155,177,862	$187,216,890
RS Value Fund	—	22,433,495	22,433,495	—	—	88,492,649	110,926,144
RS Large Cap Alpha Fund	105,143	—	105,143	—	(3,364,537)	107,816,280	104,556,886
RS Investors Fund	—	—	—	(5,501,770)	(48,372)	12,757,868	7,207,726
Global Natural Resources Fund	—	—	—	(1,034,421,209)	(112,645)	(367,006,425)	(1,401,540,279)

*  Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as "late year ordinary loss") may be deferred and treated as having arisen in the following fiscal year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2016, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2016

that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
RS Investors Fund	$5,501,770	$—	$5,501,770
Global Natural Resources Fund	33,654,129	1,000,767,080	1,034,421,209

During the year ended December 31, 2016, the Victory RS Large Cap Alpha Fund utilized $2,187,926 of capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Partners Fund	$601,591,477	$159,462,533	$(4,284,671)	$155,177,862
RS Value Fund	459,346,597	100,690,881	(12,198,232)	88,492,649
RS Large Cap Alpha Fund	481,375,442	109,896,851	(2,080,571)	107,816,280
RS Investors Fund	81,420,014	14,330,653	(1,572,785)	12,757,868
Global Natural Resources Fund	2,198,528,623	166,754,033	(533,761,943)	(367,007,910)

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, no shareholders held more than 25% of the shares outstanding of the Funds.

10.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Global Natural Resources Fund, Victory RS Investors Fund, Victory RS Large Cap Alpha Fund, Victory RS Partners Fund, and Victory RS Value Fund, (five of the portfolios constituting the Victory Portfolios (collectively, the "Funds")) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Funds for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above (five of the portfolios constituting the Victory Portfolios) at December 31, 2016, the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 28, 2017

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Victory Portfolios	Supplemental Information December 31, 2016

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551- 8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
RS Partners Fund
Class A Shares	$1,000.00	$1,165.40	$7.89	1.45%
Class R Shares	1,000.00	1,163.60	9.74	1.79%
Class Y Shares	1,000.00	1,167.50	6.10	1.12%
RS Value Fund
Class A Shares	1,000.00	1,080.60	6.80	1.30%
Class C Shares	1,000.00	1,076.00	10.80	2.07%
Class R Shares	1,000.00	1,078.20	8.83	1.69%
Class Y Shares	1,000.00	1,081.50	5.60	1.07%
RS Large Cap Alpha Fund
Class A Shares	1,000.00	1,095.50	4.64	0.88%
Class C Shares	1,000.00	1,091.10	8.83	1.68%
Class R Shares	1,000.00	1,094.00	6.21	1.18%
Class Y Shares	1,000.00	1,096.70	3.48	0.66%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Net Expense Ratio During Period 7/1/16-12/31/16
RS Investors Fund
Class A Shares	$1,000.00	$1,074.00	$6.93	1.33%
Class C Shares	1,000.00	1,069.70	10.77	2.07%
Class R Shares	1,000.00	1,071.00	9.63	1.85%
Class Y Shares	1,000.00	1,075.20	5.48	1.05%
Global Natural Resources Fund
Class A Shares	1,000.00	1,094.60	7.79	1.48%
Class C Shares	1,000.00	1,090.40	11.98	2.28%
Class R Shares	1,000.00	1,093.70	8.84	1.68%
Class Y Shares	1,000.00	1,096.70	6.06	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16*	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS Partners Fund
Class A Shares	$1,000.00	$1,017.85	$7.35	1.45%
Class R Shares	1,000.00	1,016.14	9.07	1.79%
Class Y Shares	1,000.00	1,019.51	5.69	1.12%
RS Value Fund
Class A Shares	1,000.00	1,018.60	6.60	1.30%
Class C Shares	1,000.00	1,014.73	10.48	2.07%
Class R Shares	1,000.00	1,016.64	8.57	1.69%
Class Y Shares	1,000.00	1,019.76	5.43	1.07%
RS Large Cap Alpha Fund
Class A Shares	1,000.00	1,020.71	4.47	0.88%
Class C Shares	1,000.00	1,016.69	8.52	1.68%
Class R Shares	1,000.00	1,019.20	5.99	1.18%
Class Y Shares	1,000.00	1,021.82	3.35	0.66%
RS Investors Fund
Class A Shares	1,000.00	1,018.45	6.75	1.33%
Class C Shares	1,000.00	1,014.73	10.48	2.07%
Class R Shares	1,000.00	1,015.84	9.37	1.85%
Class Y Shares	1,000.00	1,019.86	5.33	1.05%
Global Natural Resources Fund
Class A Shares	1,000.00	1,017.70	7.51	1.48%
Class C Shares	1,000.00	1,013.67	11.54	2.28%
Class R Shares	1,000.00	1,016.69	8.52	1.68%
Class Y Shares	1,000.00	1,019.36	5.84	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

74

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2016, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
RS Value Fund	100%
RS Large Cap Alpha Fund	68%
RS Investors Fund	100%

Dividends qualifying for corporate dividends received deductions of:

Amount
RS Value Fund	100%
RS Large Cap Alpha Fund	65%

For the year ended December 31, 2016, the following Funds designated short-term capital gain distributions:

Amount
RS Large Cap Alpha Fund	$8,819,850

For the year ended December 31, 2016, the following Funds designated long-term capital gain distributions:

Amount
RS Partners Fund	$40,166,401
RS Value Fund	59,795,610
RS Large Cap Alpha Fund	25,115,442

75

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Partners Fund, the RS Value Fund, the RS Large Cap Alpha Fund, the RS Investors Fund and the RS Global Natural Resources Fund managed by RS Investment Management Co. LLC ("RSIM," and each fund managed by RSIM, an "RS Fund") into five comparable funds (each a "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of each Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to each RS Fund that would continue into the comparable Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Funds grow;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of each RS Fund, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for each comparable Fund;

•  The Adviser's commitment to operating the Funds at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Funds to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared each RS Fund's Class A gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS Funds. The Board reviewed the factors and methodology used by Strategic Insight in the selection of each RS Fund's Expense Group. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and any differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the RS Funds included breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Funds were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of each predecessor RS Fund for various periods against its selected benchmark index and its Morningstar category. The Board recognized that each predecessor RS Fund's performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The

76

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Board noted that, following the Reorganization, each Fund would be managed by the same investment management team that managed the comparable predecessor RS Fund.

With respect to the Victory Global Natural Resources Fund, the Board considered the relative roles and responsibilities of the Adviser and the Fund's sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to each predecessor RS Fund and those anticipated with respect to each comparable Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Victory RS Partners Fund

With respect to the Victory RS Partners Fund, the Board compared the predecessor RS Fund's 1.010% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.550% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.403%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.41%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed its benchmark index for the one-year and three-year periods and its Morningstar category for each of the periods reviewed and outperformed its benchmark index for the five-year and ten-year periods.

Victory RS Value Fund

With respect to the Victory RS Value Fund, the Board compared the predecessor RS Fund's 0.859% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was slightly higher than the median gross management fee for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.346% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was slightly higher than the Expense Group's median expense ratio of 1.322%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.25%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund outperformed both its benchmark index and its Morningstar category for the one-year period and its Morningstar category for the three-year period and underperformed its benchmark index for the three-year, five-year and ten-year periods and its Morningstar category for the five-year and ten-year periods.

77

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Victory RS Large Cap Alpha Fund

With respect to the Victory RS Large Cap Alpha Fund, the Board compared the predecessor RS Fund's 0.509% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was lower than the median gross management fee for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 0.920% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.243%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.88%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund outperformed both its benchmark index and its Morningstar category for the one-year, three-year and ten-year periods and underperformed both its benchmark index and its Morningstar category for the five-period.

Victory RS Investors Fund

With respect to the Victory RS Investors Fund, the Board compared the predecessor RS Fund's 1.010% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.520% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.370%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.49%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed both its benchmark index and its Morningstar category for the one-year period and outperformed both its benchmark index and its Morningstar category for the three-year and five-year periods.

Victory Global Natural Resources Fund

With respect to the Victory Global Natural Resources Fund, the Board compared the predecessor RS Fund's 1.009% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS Fund's fee was higher than the median gross management fees for the Expense Group. The Board also compared the predecessor RS Fund's Class A gross annual expense ratio of 1.480% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 1.450%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.44%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class A, Class C, Class R and Class Y shares will not exceed the total net annual operating expenses of the comparable classes of the predecessor RS Fund.

78

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board then compared the predecessor RS Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS Fund underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

Approval of the Agreement on Behalf of the Funds

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of each of the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fees to be charged for services thereunder), on behalf of each Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses for each Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratios of each class of each Fund for the two year period following the Reorganization would provide stability to each Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience, including the portfolio management teams of the predecessor RS Funds;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

79

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the SailingStone Investment Sub-Advisory Agreement

In anticipation of the reorganization of the RS Global Natural Resources Fund, (the "Predecessor Fund") managed by RS Investment Management Co. LLC ("RSIM") and sub-advised by SailingStone Capital Partners LLC (the "Sub-Adviser"), into a comparable investment portfolio of Victory Portfolios (the "Fund") to be managed by a new combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization") the Board approved an investment sub-advisory agreement between the Adviser, on behalf of the Victory Global Natural Resources Fund (the "Fund"), and the Sub-Adviser (the "Sub-Advisory Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. At the same meeting, the Board approved the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information and was advised by legal counsel to the Trust and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund including the Sub-Adviser's history as sub-adviser for the Predecessor Fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The Sub-Adviser's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Predecessor Fund and the Sub-Adviser.

The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund will not exceed the total net annual operating expenses of the Predecessor Fund. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Fund grows would have no direct impact on the Fund or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board also considered the Predecessor Fund's Class A gross expense ratio as compared with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM.

80

Victory Portfolios	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to the Predecessor Fund and those anticipated with respect to the Fund. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

With the understanding that the Fund would be managed in the same manner as the Predecessor Fund, the Board reviewed the performance of the Predecessor Fund for various periods against its selected benchmark index and its Morningstar category. The Board recognized that the Predecessor Fund's performance is provided net of expenses, while the benchmark index is gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available.

The Board compared the Predecessor Fund's Class A performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Predecessor Fund underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

The Board noted that the Predecessor Fund's Class A gross annual expense ratio of 1.480% was higher than the Expense Group's median expense ratio of 1.450%. The Board also noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.44%.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Fund discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual sub-advisory fee for the Fund was in an acceptable range of fees; and (2) the expenses for the Fund were in an acceptable range of expenses of comparable mutual funds;

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

81

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSVF-AR (12/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2016	2015
(a) Audit Fees (1)	$384,000	$879,727
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	104,880	228,241
(d) All Other Fees (4)	0	0

(1)    Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)    Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)    Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended December 31, 2016 and December 31, 2015, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2016 and 2015 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2016	$367,890
2015	$770,496

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)                       Not applicable.

(b)                       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)    Not applicable.

(b)                   Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	February 27, 2017

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	February 27, 2017